                                                    Registration Nos. 333-82982
                                                                      811-08561
    As filed with the Securities and Exchange Commission on April 30, 2013

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ X ]

           Pre-effective Amendment No.     [    ]

           Post-Effective Amendment No.    [ 19 ]

                                    and/or

    REGISTRATION STATEMENT UNDER THE
    INVESTMENT COMPANY ACT OF 1940                                   [ X ]

           Amendment No.                  [ 168 ]

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-4954
              (Depositor's Telephone Number, Including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                         175 Water Street, 18th Floor
                           New York, New York 10038

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                           Jennifer P. Powell, Esq.
                           Associate General Counsel
                    American General Life Insurance Company
                           2919 Allen Parkway, L4-01
                           Houston, Texas 77019-2111
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [ ]    immediately upon filing pursuant to paragraph (b)

     [X]    on April 30, 2013 pursuant to paragraph (b)

     [ ]    60 days after filing pursuant to paragraph (a)(1)

     [ ]    on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR(R) PLUS

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL") through its Separate Account
VL-R

                           THIS PROSPECTUS IS DATED
                                  MAY 1, 2013

This prospectus describes Platinum Investor PLUS flexible premium variable universal life insurance Policies issued by AGL. Platinum Investor PLUS Policies provide life insurance coverage with flexibility in death benefits, PREMIUM PAYMENTS and investment options. During the lifetime of the insured person, you may designate or change the BENEFICIARY to whom Platinum Investor PLUS pays the DEATH BENEFIT upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the MONTHLY GUARANTEE PREMIUM is paid and your Policy has not lapsed. AGL no longer sells Platinum Investor PLUS Policies.

For information on how to contact AGL, please see "CONTACT INFORMATION" on page 5.

The Index of Special Words and Phrases on page 60 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("SEPARATE ACCOUNT") to invest in the Platinum Investor PLUS VARIABLE INVESTMENT OPTIONS. Currently, the Platinum Investor PLUS variable investment options each purchase shares of a corresponding FUND of:

    . AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

    .  The Alger Portfolios ("Alger")

    .  American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

    .  Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

    . Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton VIP")

    .  Janus Aspen Series ("Janus Aspen")

    .  JPMorgan Insurance Trust ("JPMorgan IT")

    .  MFS(R) Variable Insurance Trust ("MFS(R) VIT")

    .  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

    .  Oppenheimer Variable Account Funds ("Oppenheimer")

    .  PIMCO Variable Insurance Trust ("PIMCO")

    .  Pioneer Variable Contracts Trust ("Pioneer")

    .  Putnam Variable Trust ("Putnam VT")

    .  SunAmerica Series Trust ("SunAmerica ST")

    .  VALIC Company I ("VALIC Co. I")

    .  Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 21 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our ADMINISTRATIVE CENTER shown under "Contact Information" on page 5.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS. IF THE CASH SURRENDER VALUE (THE CASH VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY............................................................  6
POLICY BENEFITS..........................................................................  6
   DEATH BENEFIT.........................................................................  6
       DEATH BENEFIT PROCEEDS............................................................  6
       DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3.....................................  6
          DEATH BENEFIT OPTION 1.........................................................  6
          DEATH BENEFIT OPTION 2.........................................................  6
          DEATH BENEFIT OPTION 3.........................................................  7
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS......................  7
       FULL SURRENDERS...................................................................  7
       PARTIAL SURRENDERS................................................................  7
       TRANSFERS.........................................................................  7
       POLICY LOANS......................................................................  7
   PREMIUMS..............................................................................  7
       FLEXIBILITY OF PREMIUMS...........................................................  7
       FREE LOOK.........................................................................  8
   THE POLICY............................................................................  8
       OWNERSHIP RIGHTS..................................................................  8
       SEPARATE ACCOUNT..................................................................  8
       FIXED ACCOUNT.....................................................................  8
       ACCUMULATION VALUE................................................................  8
       PAYMENT OPTIONS...................................................................  8
       TAX BENEFITS......................................................................  8
   SUPPLEMENTAL BENEFITS AND RIDERS......................................................  8
POLICY RISKS.............................................................................  9
   INVESTMENT RISK.......................................................................  9
   RISK OF LAPSE.........................................................................  9
   TAX RISKS.............................................................................  9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS............................................ 10
   POLICY LOAN RISKS..................................................................... 10
PORTFOLIO RISKS.......................................................................... 10
TABLES OF CHARGES........................................................................ 11
GENERAL INFORMATION...................................................................... 17
   AMERICAN GENERAL LIFE INSURANCE COMPANY............................................... 17
   SEPARATE ACCOUNT VL-R................................................................. 17
   GUARANTEE OF INSURANCE OBLIGATIONS.................................................... 18
   ADDITIONAL INFORMATION................................................................ 18
   COMMUNICATION WITH AGL................................................................ 18
       ADMINISTRATIVE CENTER............................................................. 18
       E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS............ 19
          E-DELIVERY..................................................................... 19
          E-SERVICE...................................................................... 19
          E-SERVICE TRANSACTIONS, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS........ 19
       ONE-TIME PREMIUM PAYMENTS USING E-SERVICE......................................... 20
       TELEPHONE TRANSACTIONS............................................................ 20
       GENERAL........................................................................... 20
   VARIABLE INVESTMENT OPTIONS........................................................... 21
   VOTING PRIVILEGES..................................................................... 24

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
   FIXED ACCOUNT................................................................... 25
       OUR GENERAL ACCOUNT......................................................... 25
       HOW WE DECLARE INTEREST..................................................... 25
   ILLUSTRATIONS................................................................... 25
POLICY FEATURES.................................................................... 26
   AGE............................................................................. 26
   DEATH BENEFITS.................................................................. 26
       YOUR SPECIFIED AMOUNT OF INSURANCE.......................................... 26
       YOUR DEATH BENEFIT.......................................................... 26
       REQUIRED MINIMUM DEATH BENEFIT.............................................. 27
   PREMIUM PAYMENTS................................................................ 28
       PREMIUM PAYMENTS............................................................ 28
       PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER..................... 28
       LIMITS ON PREMIUM PAYMENTS.................................................. 29
       CHECKS...................................................................... 29
       PLANNED PERIODIC PREMIUMS................................................... 29
       MONTHLY GUARANTEE PREMIUMS.................................................. 30
       FREE LOOK PERIOD............................................................ 31
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS..................................... 31
       FUTURE PREMIUM PAYMENTS..................................................... 31
       TRANSFERS OF EXISTING ACCUMULATION VALUE.................................... 31
       CHARGES..................................................................... 31
       RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT OPTIONS.................. 31
       RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT............................ 31
       DOLLAR COST AVERAGING....................................................... 32
       AUTOMATIC REBALANCING....................................................... 32
       MARKET TIMING............................................................... 32
       RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS..... 33
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE...................................... 34
       INCREASE IN COVERAGE........................................................ 34
       DECREASE IN COVERAGE........................................................ 34
   CHANGING DEATH BENEFIT OPTIONS.................................................. 35
       CHANGE OF DEATH BENEFIT OPTION.............................................. 35
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE........................... 35
       EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD................. 35
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS............................... 35
       VALUATION DATES, TIMES, AND PERIODS......................................... 35
       FUND PRICING................................................................ 36
       DATE OF RECEIPT............................................................. 36
       COMMENCEMENT OF INSURANCE COVERAGE.......................................... 36
       DATE OF ISSUE; POLICY MONTHS AND YEARS...................................... 36
       MONTHLY DEDUCTION DAYS...................................................... 36
       COMMENCEMENT OF INVESTMENT PERFORMANCE...................................... 36
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE......... 36
   REPORTS TO POLICY OWNERS........................................................ 37
ADDITIONAL BENEFIT RIDERS.......................................................... 37
   RIDERS.......................................................................... 37
       ACCIDENTAL DEATH BENEFIT RIDER.............................................. 38
       AUTOMATIC INCREASE RIDER.................................................... 38
       CHILDREN'S INSURANCE BENEFIT RIDER.......................................... 38
       MATURITY EXTENSION RIDER.................................................... 38

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
        SPOUSE TERM RIDER.................................................. 39
        TERMINAL ILLNESS RIDER............................................. 39
        WAIVER OF MONTHLY DEDUCTION RIDER.................................. 40
    TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.......................... 40
 POLICY TRANSACTIONS....................................................... 40
    E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS. 40
    WITHDRAWING POLICY INVESTMENTS......................................... 41
        FULL SURRENDER..................................................... 41
        PARTIAL SURRENDER.................................................. 41
        EXCHANGE OF POLICY IN CERTAIN STATES............................... 41
        POLICY LOANS....................................................... 41
        PREFERRED LOAN INTEREST RATE....................................... 42
        MATURITY OF YOUR POLICY............................................ 42
        TAX CONSIDERATIONS................................................. 42
 POLICY PAYMENTS........................................................... 43
    PAYMENT OPTIONS........................................................ 43
        CHANGE OF PAYMENT OPTION........................................... 43
        TAX IMPACT......................................................... 43
    THE BENEFICIARY........................................................ 44
    ASSIGNMENT OF A POLICY................................................. 44
    PAYMENT OF PROCEEDS.................................................... 44
        GENERAL............................................................ 44
        DELAY OF FIXED ACCOUNT PROCEEDS.................................... 44
        DELAY FOR CHECK CLEARANCE.......................................... 44
        DELAY OF SEPARATE ACCOUNT VL-R PROCEEDS............................ 44
        DELAY TO CHALLENGE COVERAGE........................................ 45
        DELAY REQUIRED UNDER APPLICABLE LAW................................ 45
 ADDITIONAL RIGHTS THAT WE HAVE............................................ 45
 VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS............ 46
        UNDERWRITING AND PREMIUM CLASSES................................... 46
        POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS".................... 46
        STATE LAW REQUIREMENTS............................................. 46
        EXPENSES OR RISKS.................................................. 46
        UNDERLYING INVESTMENTS............................................. 46
 CHARGES UNDER THE POLICY.................................................. 47
        STATUTORY PREMIUM TAX CHARGE....................................... 47
        TAX CHARGE BACK.................................................... 47
        PREMIUM EXPENSE CHARGE............................................. 47
        DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)...................... 47
        FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTIONS.............. 47
        FLAT MONTHLY CHARGE................................................ 47
        MONTHLY CHARGE PER $1,000 OF SPECIFIED AMOUNT...................... 47
        MONTHLY INSURANCE CHARGE........................................... 48
        MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS...................... 49
        SURRENDER CHARGE................................................... 49
        PARTIAL SURRENDER PROCESSING FEE................................... 50
        TRANSFER FEE....................................................... 50
        ILLUSTRATIONS...................................................... 50
        POLICY LOANS....................................................... 50
        CHARGE FOR TAXES................................................... 50
        ALLOCATION OF CHARGES.............................................. 50

   MORE ABOUT POLICY CHARGES....................................................................... 50
       PURPOSE OF OUR CHARGES...................................................................... 50
       GENERAL..................................................................................... 51
ACCUMULATION VALUE................................................................................. 51
       YOUR ACCUMULATION VALUE..................................................................... 51
       YOUR INVESTMENT OPTIONS..................................................................... 51
POLICY LAPSE AND REINSTATEMENT..................................................................... 51
FEDERAL TAX CONSIDERATIONS......................................................................... 52
   TAX EFFECTS..................................................................................... 52
       GENERAL..................................................................................... 52
       TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.............................................. 53
       OTHER EFFECTS OF POLICY CHANGES............................................................. 53
       RIDER BENEFITS.............................................................................. 53
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT..... 54
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT......... 54
       POLICY LAPSES AND REINSTATEMENTS............................................................ 55
       DIVERSIFICATION AND INVESTOR CONTROL........................................................ 55
       ESTATE AND GENERATION SKIPPING TAXES........................................................ 55
       LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS................................................. 56
       PENSION AND PROFIT-SHARING PLANS............................................................ 56
       OTHER EMPLOYEE BENEFIT PROGRAMS............................................................. 57
       ERISA....................................................................................... 57
       OUR TAXES................................................................................... 57
       WHEN WE WITHHOLD INCOME TAXES............................................................... 57
       TAX CHANGES................................................................................. 57
LEGAL PROCEEDINGS.................................................................................. 58
FINANCIAL STATEMENTS............................................................................... 58
REGISTRATION STATEMENTS............................................................................ 59
INDEX OF SPECIAL WORDS AND PHRASES................................................................. 60

                                             CONTACT INFORMATION

ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE PLATINUM INVESTOR PLUS POLICIES.

               ADMINISTRATIVE CENTER:                  HOME OFFICE:                    PREMIUM PAYMENTS:
(EXPRESS DELIVERY)                 (U.S. MAIL)         2727-A Allen Parkway       (EXPRESS DELIVERY)
VUL Administration                 VUL Administration  Houston, Texas 77019-2191  American General Life
2727-A Allen Parkway               P.O. Box 4880       1-713-831-3443             Insurance Company
Houston, Texas 77019-2191          Houston, Texas      1-800-340-2765             Payment Processing Center
1-713-831-3443, 1-800-340-2765     77210-4880                                     8430 W. Bryn Mawr Avenue
(Hearing Impaired) 1-888-436-5256                                                 3/rd/ Floor Lockbox 0993
Fax: 1-713-620-6653                                                               Chicago, IL 60631
(EXCEPT PREMIUM PAYMENTS)                                                         (U.S. MAIL)
                                                                                  Payment Processing Center
                                                                                  P.O. Box 0993
                                                                                  Carol Stream, IL 60132-0993

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   AGL no longer sells Platinum Investor PLUS Policies.

                                POLICY BENEFITS

   During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
(3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among up to the 57 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Any Policy owner whose Policy was issued before May 1, 2006 may invest in 10 investment options that are not available to any other Policy owners. There are restrictions on the use of four additional investment options. See "Variable Investment Options" on page 21.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

DEATH BENEFIT

.. Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor PLUS Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. We will increase the death benefit by any additional death benefit under a rider. Platinum Investor PLUS is available for specified amounts of $50,000 or more. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..  Death Benefit Option 1, Option 2 and Option 3: You can choose death benefit
   Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

    . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

    . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

    . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "REQUIRED MINIMUM DEATH BENEFIT" on page 27.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

.. Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A FULL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

.. Partial Surrenders: You may, at any time after the first POLICY YEAR, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A PARTIAL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

.. Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

.. Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less an amount equal to three months' charges and less the loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES.

PREMIUMS

.. Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

.. Free Look: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

.. Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

.. Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

.. Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

.. Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT OPTIONS is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 43.

.. Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred BASIS and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   You may be eligible to add additional rider benefits to your Policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the monthly guarantee premium provision is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 52. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under death benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to help meet long-term financial goals.

   A PARTIAL SURRENDER OR FULL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The following tables describe the transaction fees and expenses that are payable at the time that you (1) buy a Policy, (2) change a Policy's specified amount, (3) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's specified amount, or
(4) transfer accumulation value between investment options.

                                                 TRANSACTION FEES
CHARGE                  WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED             CURRENT CHARGE
                                                      CHARGE

STATUTORY PREMIUM TAX   Upon receipt of each premium  3.50%/1 /of each premium       3.50%/1/ of each premium
CHARGE                  payment                       payment/2/                     payment/2/

PREMIUM EXPENSE CHARGE  Upon receipt of each premium  During the first Policy year,  During the first Policy year,
                        payment and after deduction   7.50% of the amount of each    5.00% of the amount of each
                        of the Premium Tax            premium payment after          premium payment after
                                                      deduction of the Premium Tax   deduction of the Premium Tax
                                                      Charge/3/                      Charge, up to the target
                                                                                     premium/4/

--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.50%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.
/2/ Instead of a premium tax charge, we assess a tax charge back of 1.78% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 47.
/3/ Beginning in Policy year two, the maximum Premium Expense Charge is 7.50% of the remainder of each premium payment (after the premium tax has been deducted), and the current Premium Expense Charge is 5.00% of the remainder of each premium payment (after the premium tax has been deducted).
/4/ The TARGET PREMIUM is a hypothetical annual premium which is based on the age, sex and premium class of the insured person, the initial Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The target premium for your Policy is shown on page 3 of the Policy.

                                                  TRANSACTION FEES
CHARGE                              WHEN CHARGE IS DEDUCTED           MAXIMUM GUARANTEED         CURRENT CHARGE
                                                                      CHARGE

SURRENDER CHARGE

   Maximum Charge/1/                Upon a partial surrender or a     $49 per $1,000 of          $49 per $1,000 of
                                    full surrender of your Policy/2/  Specified Amount           Specified Amount

   Minimum Charge/3/                Upon a partial surrender or a     $1 per $1,000 of           $1 per $1,000 of
                                    full surrender of your Policy/2/  Specified Amount           Specified Amount

   Example Charge - for the         Upon a partial surrender or a     $23 per $1,000 of          $23 per $1,000 of
   first Policy year - for a 45     full surrender of your Policy/2/  Specified Amount           Specified Amount
   year old male, preferred
   non-tobacco with a
   Specified Amount of
   $500,000

PARTIAL SURRENDER PROCESSING        Upon a partial surrender of       The lesser of $25 or 2.00% $10
FEE                                 your Policy                       of the partial surrender

TRANSFER FEE                        Upon a transfer of                $25 for each transfer/4/   $25 for each transfer/4/
                                    accumulation value

POLICY OWNER ADDITIONAL             Upon each request for a Policy    $25                        $0
ILLUSTRATION CHARGE                 illustration after the first in a
                                    Policy year

--------
/1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard non-tobacco, age 60 at the Policy's DATE OF ISSUE, with a Specified Amount of $50,000.
/2/ The Policies have a Surrender Charge that applies for a maximum of the first 10 Policy years and for a maximum of the first 10 Policy years following an increase in the Policy's Specified Amount. The Surrender Charge attributable to an increase in the Policy's Specified Amount applies only to the increase in Specified Amount. The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and Specified Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 27 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.
/3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 10th Policy year. The Minimum Charge is for a female, juvenile, age 1 at the Policy's date of issue, with a Specified Amount of $50,000.
/4/  The first 12 transfers in a Policy year are free of charge.

   The following tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                               PERIODIC CHARGES
                                     (OTHER THAN FUND FEES AND EXPENSES)
CHARGE                              WHEN CHARGE IS DEDUCTED      MAXIMUM GUARANTEED       CURRENT CHARGE
                                                                 CHARGE

FLAT MONTHLY CHARGE                 Monthly, at the beginning of $6                       $6
                                    each Policy month

COST OF INSURANCE CHARGE/1/

   Maximum Charge/2/                Monthly, at the beginning of $83.33 per $1,000 of net $27.68 per $1,000 of net
                                    each Policy month            amount at risk/3/        amount at risk

   Minimum Charge/4/                Monthly, at the beginning of $0.06 per $1,000 of net  $0.03 per $1,000 of net
                                    each Policy month            amount at risk           amount at risk

   Example Charge for the first     Monthly, at the beginning of $0.38 per $1,000 of net  $0.15 per $1,000 of net
   Policy year - for a 45 year      each Policy month            amount at risk           amount at risk
   old male, preferred
   non-tobacco, with a
   Specified Amount of
   $500,000

--------
/1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and Specified Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 25 of this prospectus.
/2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 99/th/ birthday. The policy anniversary nearest the insured person's 100/th/ birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, age 90 at the Policy's date of issue, with a Specified Amount of $50,000.
/3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.
/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, juvenile, age 6 at the Policy's date of issue, with a Specified Amount of $1,000,000.

                                                     PERIODIC CHARGES
                                           (OTHER THAN FUND FEES AND EXPENSES)
CHARGE                            WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED             CURRENT CHARGE
                                                                 CHARGE

MONTHLY CHARGE PER $1,000 OF      Monthly, at the beginning of   $1.22 per $1,000 of Specified  $1.22 per $1,000 of Specified
SPECIFIED AMOUNT/1/               each Policy month. This        Amount                         Amount
   Maximum Charge - for an        Charge is imposed during the
   85 year old male, standard     first 7 Policy years and the
   tobacco with a Specified       first 7 Policy years following
   Amount of $500,000             an increase in Specified
                                  Amount

   Minimum Charge - for a 3       Monthly, at the beginning of   $0.03 per $1,000 of Specified  $0.03 per $1,000 of Specified
   year old female, preferred     each Policy month. This        Amount                         Amount
   tobacco with a Specified       Charge is imposed during the
   Amount of $500,000             first 7 Policy years and the
                                  first 7 Policy years following
                                  an increase in Specified
                                  Amount

   Example Charge - for a 45      Monthly, at the beginning of   $0.23 per $1,000 of Specified  $0.23 per $1,000 of Specified
   year old male, preferred       each Policy month. This        Amount                         Amount
   non-tobacco with a             Charge is imposed during the
   Specified Amount of            first 7 Policy years and the
   $500,000                       first 7 Policy years following
                                  an increase in Specified
                                  Amount

DAILY CHARGE (MORTALITY AND       Daily                          annual effective rate of 0.70% annual effective rate of 0.70%
EXPENSE RISK FEE)                                                of accumulation value invested of accumulation value invested
   Policy years 1-10/2/                                          in the variable investment     in the variable investment
                                                                 options/2/                     options/2/

   POLICY LOAN INTEREST           Annually (in advance on your   4.75% of the loan balance/3/   4.75% of the loan balance/3/
   CHARGE                         Policy anniversary)

--------
/1/ The Monthly Charge per $1,000 of Specified Amount will vary based on the amount of coverage and the insured person's sex, age and premium class. The Monthly Charges per $1,000 of Specified Amount shown in the table may not be typical of the charges you will pay. Page 3 of your Policy will indicate the initial Monthly Charge per $1,000 of Specified Amount applicable to your Policy. Your policy refers to this charge as the "Monthly Expense Charge for First Seven Years." More detailed information covering your Monthly Charge per $1,000 of Specified Amount is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your AGL representative. There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of coverage. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in each Policy year.

/2/  After the 10/th/ Policy year, the maximum daily charge will be as follows:

 Policy years 11-20........................... annual effective rate of 0.45%
 Policy years 21+............................. annual effective rate of 0.10%

These reductions in the maximum amount of the daily charge are guaranteed.

/3/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 41.

   The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                               PERIODIC CHARGES
                        (OPTIONAL BENEFIT RIDERS ONLY)

OPTIONAL BENEFIT RIDER             WHEN CHARGE IS DEDUCTED         MAXIMUM GUARANTEED               CURRENT CHARGE
CHARGES                                                            CHARGE

ACCIDENTAL DEATH BENEFIT/1/

   Maximum Charge - for a 65       Monthly, at the beginning of    $0.15 per $1,000 of rider        $0.15 per $1,000 of
   year old                        each Policy month               coverage                         rider coverage

   Minimum Charge - for a 6        Monthly, at the beginning of    $0.07 per $1,000 of rider        $0.07 per $1,000 of
   year old                        each Policy month               coverage                         rider coverage

   Example Charge - for a 45       Monthly, at the beginning of    $0.10 per $1,000 of rider        $0.10 per $1,000 of
   year old                        each Policy month               coverage                         rider coverage

CHILDREN'S INSURANCE BENEFIT       Monthly, at the beginning of    $0.48 per $1,000 of rider        $0.48 per $1,000 of
                                   each Policy month               coverage                         rider coverage

MATURITY EXTENSION                 Monthly, at the beginning of    $10                              $0
ACCUMULATION VALUE VERSION         the Policy month which
                                   follows your original maturity
                                   date

MATURITY EXTENSION DEATH
BENEFIT VERSION

   Initial Charge                  Monthly beginning 9 years       $1 per $1,000 of net amount at   $0.03 per $1,000 of
                                   before your original maturity   risk attributable to the Policy  net amount at risk
                                   date                            (without any riders)             attributable to the Policy
                                                                                                    (without any riders)

   Administrative Charge           Monthly, at the beginning of    $10                              $0
                                   the Policy month which
                                   follows your original maturity
                                   date

SPOUSE TERM/2/

   Maximum charge - for a 75       Monthly at the beginning of     $5.54 per $1,000 of rider        $4.61 per $1,000 of
   year old male, standard         each Policy month               coverage                         rider coverage
   tobacco

   Minimum charge - for a 15       Monthly at the beginning of     $0.07 per $1,000 of rider        $0.01 per $1,000 of
   year old female, standard       each Policy month               coverage                         rider coverage
   non-tobacco

   Example charge - for a 45       Monthly at the beginning of     $0.38 per $1,000 of rider        $0.23 per $1,000 of
   year old male, standard non-    each Policy month               coverage                         rider coverage
   tobacco

--------
/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

/2/ The charge for the Spouse Term Rider will vary based on the spouse's sex, age and premium class.

                                                      PERIODIC CHARGES
                                               (OPTIONAL BENEFIT RIDERS ONLY)
OPTIONAL BENEFIT RIDER           WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED              CURRENT CHARGE
                                                               CHARGE

TERMINAL ILLNESS RIDER           At time benefit is paid and   Greater of (1) Moody's Bond     5.25%
   Interest on Benefit           each Policy anniversary       Average or (2) cash value
                                 thereafter                    interest rate plus 1.00%/1/

   Administrative Fee            At time of claim              $250                            $150

WAIVER OF MONTHLY DEDUCTION/2/

   Maximum Charge - for a 59     Monthly, at the beginning of  $0.40 per $1,000 of net         $0.40 per $1,000 of net
   year old                      each Policy month             amount at risk attributable to  amount at risk attributable to
                                                               the Policy                      the Policy

   Minimum Charge - for a 1      Monthly, at the beginning of  $0.02 per $1,000 of net         $0.02 per $1,000 of net
   year old                      each Policy month             amount at risk attributable to  amount at risk attributable to
                                                               the Policy                      the Policy

   Example Charge - for a 45     Monthly, at the beginning of  $0.05 per $1,000 of net         $0.05 per $1,000 of net
   year old                      each Policy month             amount at risk attributable to  amount at risk attributable to
                                                               the Policy                      the Policy

--------
/1/  The first 12 transfers in a Policy year are free of charge

/2/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2012. Current and future expenses for the Funds may be higher or lower than those shown.

                         ANNUAL FUND FEES AND EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
           CHARGE                                   MAXIMUM  MINIMUM
           TOTAL ANNUAL FUND OPERATING EXPENSES
           FOR ALL OF THE FUNDS (EXPENSES THAT ARE
           DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
           MANAGEMENT FEES, DISTRIBUTION (12B-1)
           FEES, AND OTHER EXPENSES)/1/               1.18%    0.28%

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------
/1/ Currently 8 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2014. These contractual reimbursements or fee waivers do not change the maximum or minimum Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AGL is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

   The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

SEPARATE ACCOUNT VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 99 separate "divisions," 57 of which correspond to the 57 variable "investment options" available under the Policy. The remaining 42 divisions, and all of these 57 divisions, represent investment options available under other variable universal life policies we offer. 14 of these 57 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18th Floor New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5.

You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       E-Service transactions, telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 20).

    .  transfer of accumulation value;*
    .  change of allocation percentages for premium payments; *
    .  change of allocation percentages for Policy deductions; *
    .  telephone transaction privileges; *
    .  loan; *
    .  full surrender;
    .  partial surrender; *
    .  premium payments; **
    .  change of beneficiary or contingent beneficiary;
    .  loan repayments or loan interest payments; **
    .  change of death benefit option or manner of death benefit payment;
    .  change in specified amount;
    . addition or cancellation of, or other action with respect to any benefit riders;
    .  election of a payment option for Policy proceeds; and
    .  tax withholding elections.
--------
* These transactions are permitted by E-Service, by telephone or in writing. ** These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time premium payments using E-Service. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 35.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to some Policy owners with a Policy issue date prior to May 1, 2006.

   The investment options listed in the following table are available to all Policy owners:

VARIABLE INVESTMENT OPTIONS                                        INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------                                        -----------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares            Fred Alger Management, Inc.
Alger Mid Cap Growth Portfolio - Class I-2 Shares                  Fred Alger Management, Inc.
American Century(R) VP Value Fund                                  American Century Investment Management, Inc.
Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2/1/   Fidelity Management & Research Company ("FMR")
                                                                   (FMR Co., Inc.)
                                                                   (Fidelity Investments Money Management, Inc.)
                                                                   (Other affiliates of FMR)
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/2/       FMR (FMR Co., Inc.)
                                                                   (Other affiliates of FMR)
Fidelity(R) VIP Equity-Income Portfolio - Service Class 2          FMR (FMR Co., Inc.)
                                                                   (Other affiliates of FMR)
Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2/3/        Strategic Advisers(R), Inc.
Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/4/        Strategic Advisers(R), Inc.
Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/5/        Strategic Advisers(R), Inc.
Fidelity(R) VIP Growth Portfolio - Service Class 2                 FMR (FMR Co., Inc.)
                                                                   (Other affiliates of FMR)
Fidelity(R) VIP Mid Cap Portfolio - Service Class 2                FMR (FMR Co., Inc.)
                                                                   (Other affiliates of FMR)
Franklin Templeton VIP Franklin Small Cap Value Securities
  Fund - Class 2/6/                                                Franklin Advisory Services, LLC
Franklin Templeton VIP Franklin U.S. Government Fund - Class 2     Franklin Advisers, Inc.
Franklin Templeton VIP Mutual Shares Securities Fund - Class 2/7/  Franklin Mutual Advisers, LLC
Franklin Templeton VIP Templeton Foreign Securities Fund -
  Class 2/8/                                                       Templeton Investment Counsel, LLC
Invesco V.I. Growth and Income Fund - Series I Shares              Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I Shares           Invesco Advisers, Inc.
Janus Aspen Enterprise Portfolio - Service Shares/9/               Janus Capital Management LLC
Janus Aspen Overseas Portfolio - Service Shares/10/                Janus Capital Management LLC
JPMorgan IT Small Cap Core Portfolio - Class 1 Shares              J.P. Morgan Investment Management Inc.
MFS(R) VIT New Discovery Series - Initial Class/11/                Massachusetts Financial Services Company
MFS(R) VIT Research Series - Initial Class/12/                     Massachusetts Financial Services Company
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I            Neuberger Berman Management LLC
                                                                   (Neuberger Berman LLC)
Oppenheimer Capital Income Fund/VA - Non-Service Shares/13/        OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA - Non-Service Shares                    OppenheimerFunds, Inc.
PIMCO CommodityRealReturn(R) Strategy Portfolio -
  Administrative Class/14/                                         Pacific Investment Management Company LLC
PIMCO Real Return Portfolio - Administrative Class/15/             Pacific Investment Management Company LLC
PIMCO Short-Term Portfolio - Administrative Class                  Pacific Investment Management Company LLC

VARIABLE INVESTMENT OPTIONS                                  INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------                                 ---------------------------------------------------
PIMCO Total Return Portfolio - Administrative Class         Pacific Investment Management Company LLC
Pioneer Mid Cap Value VCT Portfolio - Class I Shares        Pioneer Investment Management, Inc.
Putnam VT Diversified Income Fund - Class IB/16/            Putnam Investment Management, LLC (Putnam
                                                            Investments Limited)
Putnam VT International Value Fund - Class IB/17/           Putnam Investment Management, LLC (Putnam Advisory
                                                            Company, LLC)
                                                            (Putnam Investments Limited)
SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares  SunAmerica Asset Management Corp. (Wells Capital
                                                            Management Incorporated)
SunAmerica ST Balanced Portfolio - Class 1 Shares/18/       SunAmerica Asset Management Corp.
                                                            (J.P. Morgan Investment Management, Inc.)
VALIC Co. I International Equities Fund/19/                 VALIC* (PineBridge Investments LLC)
VALIC Co. I Mid Cap Index Fund                              VALIC* (SunAmerica Asset Management Corp.)
VALIC Co. I Money Market I Fund                             VALIC* (SunAmerica Asset Management Corp.)
VALIC Co. I Nasdaq-100(R) Index Fund/20/                    VALIC* (SunAmerica Asset Management Corp.)
VALIC Co. I Science & Technology Fund/21/                   VALIC* (RCM Capital Management, LLC)
                                                            (T. Rowe Price Associates, Inc.)
                                                            (Wellington Management Company, LLP)
VALIC Co. I Small Cap Index Fund/22/                        VALIC* (SunAmerica Asset Management Corp.)
VALIC Co. I Stock Index Fund/23/                            VALIC* (SunAmerica Asset Management Corp.)
Vanguard** VIF High Yield Bond Portfolio                    Wellington Management Company, LLP
Vanguard** VIF REIT Index Portfolio                         The Vanguard Group, Inc.

--------
/1/ The Fund type for Fidelity(R) VIP Asset Manager /SM/ Portfolio - Service Class 2 is high total return.
/2/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
/3/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
/4/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
/5/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
/6/ The Fund type for Franklin Templeton VIP Franklin Small Cap Value Securities Fund - Class 2 is long-term total return.
/7/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation with income as a secondary goal.
/8/  The Fund type for Franklin Templeton VIP Templeton Foreign Securities Fund
     - Class 2 is long-term capital growth.
/9/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.
/10/ The Fund type for Janus Aspen Overseas Portfolio - Service Shares is long-term growth of capital.
/11/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
/12/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
/13/ The Fund type for Oppenheimer Capital Income Fund/VA - Non-Service Shares
     is total return.
/14/ The Fund type for PIMCO CommodityRealReturn(R) Strategy Portfolio -
     Administrative Class is maximum real return.
/15/ The Fund type for PIMCO Real Return Portfolio - Administrative Class is
     maximum real return.
/16/ The Fund type for Putnam VT Diversified Income Fund - Class IB is as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.
/17/ The Fund type for Putnam VT International Value Fund - Class IB is capital growth. Current income is a secondary objective.
/18/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is
     conservation of principal and capital appreciation.
/19/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
/20/ The Fund type for VALIC Co. I Nasdaq-100(R) Index Fund is long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index.
/21/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
/22/ The Fund type for VALIC Co. I Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

/23/ The Fund type for VALIC Co. I Stock Index Fund is long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.

*  "VALIC" means The Variable Annuity Life Insurance Company.

** "Vanguard" is a trademark of The Vanguard Group, Inc.

   The investment options listed in the following table are available only to certain Policy owners. The notes that follow the table explain the restrictions on availability.

VARIABLE INVESTMENT OPTIONS                                      INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------                                   ------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial Shares*           The Dreyfus Corporation
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial       The Dreyfus Corporation
Shares*
Dreyfus VIF Quality Bond Portfolio - Initial Shares*          The Dreyfus Corporation
Goldman Sachs VIT Strategic Growth Fund/1/, **                Goldman Sachs Asset Management, L.P.
Invesco V.I. Core Equity Fund - Series I Shares*              Invesco Advisers, Inc.
Invesco V.I. High Yield Fund - Series I Shares*               Invesco Advisers, Inc.
Janus Aspen Global Research Portfolio - Service Shares/2/, *  Janus Capital Management LLC
JPMorgan IT Mid Cap Value Portfolio - Class 1 Shares**        J.P. Morgan Investment Management Inc.
MFS(R) VIT Core Equity Series - Initial Class/3/, *           Massachusetts Financial Services Company
MFS(R) VIT Growth Series - Initial Class*                     Massachusetts Financial Services Company
Pioneer Fund VCT Portfolio - Class I Shares/4/, ***           Pioneer Investment Management, Inc.
Pioneer Select Mid Cap Growth VCT Portfolio - Class I
  Shares****                                                  Pioneer Investment Management, Inc.
Putnam VT Growth and Income Fund - Class IB*                  Putnam Investment Management, LLC (Putnam Investments
                                                              Limited)
UIF Growth Portfolio - Class I Shares*                        Morgan Stanley Investment Management Inc.

--------
/1/ The Fund type for Goldman Sachs VIT Strategic Growth Fund is a long-term growth of capital.
/2/ The Fund type for Janus Aspen Global Research Portfolio - Service Shares is long-term growth of capital.
/3/ The Fund type for MFS(R) VIT Core Equity Series - Initial Class is capital appreciation.
/4/ The Fund type for Pioneer Fund VCT Portfolio - Class I Shares is reasonable income and capital growth.

* This investment option is available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy's date of issue is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option. See "Date of issue; POLICY MONTHS AND YEARS" on page 36.

** Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose. This investment option is not offered for new Policies.

***Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio may continue to use the investment option for any purpose allowed under the Policy.

****Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio may continue to use the investment option for any purpose allowed under the Policy.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may be supplemented by the Fund's Investment Adviser. Please check the Platinum Investor PLUS webpage to view your Fund prospectuses and their supplements at www.americangeneral.com.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 47.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 50. The "daily charge" described on page 47 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 31.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 4%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell Platinum Investor PLUS Policies.

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday."

DEATH BENEFITS

   Your specified amount of insurance. In your application to buy a Platinum Investor PLUS Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We also provide a guarantee of a death benefit for a specified period, provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "GUARANTEE PERIOD BENEFIT." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page
30. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 48.)

   Your death benefit. You must choose one of three death benefit options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is:

    . Option 1 - The specified amount on the date of the insured person's death.

    . Option 2 - The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

    . Option 3 - The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   See "Partial surrender" on page 41 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your

Policy will also be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 28 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40-99.

                                         APPLICABLE PERCENTAGES UNDER
                                         CASH VALUE ACCUMULATION TEST
                                 -------------------------------------------
  INSURED PERSON'S ATTAINED AGE   40   45   50   55   60   65   70   75   99
  %                              344% 294% 252% 218% 191% 169% 152% 138% 104%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

                                         APPLICABLE PERCENTAGES UNDER
                                            GUIDELINE PREMIUM TEST
                                 -------------------------------------------
  INSURED PERSON'S ATTAINED AGE   40   45   50   55   60   65   70   75  95+
  %                              250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

PREMIUM PAYMENTS

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 31, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 36 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 52. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 34).

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 30) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

   We call this our "guarantee period" benefit and here are its terms and conditions:

    . On the first day of each POLICY MONTH that you are covered by the guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

    . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

    . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 51.

    . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

   The length of time you are covered by the guarantee period benefit varies on account of the insured person's age at the Policy's date of issue. The maximum duration for the guarantee period - 10 years - happens in the event the insured person is no older than age 50 at the Policy's date of issue. We reduce the maximum time for the guarantee period by one year for each year the insured person is older than age 50 at the date of issue. The reductions stop after the insured person is age 55 or older at the date of issue. This means, for instance, that you will have a guarantee period of 5 years if the insured person is age 55 at the Policy's date of issue.

   The least amount of time for the guarantee period to be in effect - 5 years
- happens in the event the insured person is age 55 or older at the date of issue.

   Whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your AGL representative or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

    . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured's underwriting characteristics at the time of the increase and the amount of the increase.

    . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

    . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

    . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 32, "Restrictions initiated by the Funds and information sharing obligations" on page 33 and "Additional Rights That We Have" on page 45).

    . CHARGES. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

    . RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT OPTIONS. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

    . RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term "valuation period" is described on page 35.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option.

You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy owner requests:

    . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

    . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

    . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

    . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

     (1) if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and

     (2) the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

     (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

   Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge:

    .  applies to the increased specified amount;

    . applies as if we were instead issuing the same amount of additional coverage as a new Platinum Investor PLUS Policy; and

    . applies to the amount of the increase for the 10 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of specified amount. The additional charge will be applied to the increase in your specified amount for the first 7 Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

    .  $50,000; and

    . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply a reduction in specified amount first against any specified amount increases (beginning with the most recent), and then against the specified amount provided under the original application. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. The remaining surrender charge schedule will be reduced proportionally. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in specified amount will not reduce the monthly charge per $1,000 of specified amount or the amount of time for which we assess this charge.

CHANGING DEATH BENEFIT OPTIONS

   Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

   Option 1 to Option 2;
   Option 2 to Option 1;
   or Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

    . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of specified amount and the cost of insurance rates will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

    . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. The monthly charge per $1000 of specified amount will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change. This increase in your Policy's specified amount will not restart or extend your surrender period.

    . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of specified amount and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 52 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period. A change in coverage does not result in termination of the guarantee period, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 30.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "VALUATION DATE" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "MONTHLY DEDUCTION DAYS."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

    . Increases or decreases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

    . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

    . If you exercise your right to return your Policy described under "Free look period" on page 31 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

    . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

RIDERS

   You may be eligible to add additional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 25.

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


    . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

    . Automatic Increase Rider. This rider provides for automatic increases in your Policy's specified amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 34). If you choose not to accept an automatic increase, this rider, and any future increases under it, will be cancelled.

       There is no additional charge for the rider itself, although the automatic increases in the specified amount will increase the monthly insurance charge deducted from your accumulation value, to compensate us for the additional coverage. You may elect this rider only at the time we issue your Policy.

    . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate this rider at any time. If you do so, the charge will cease.

    . Maturity Extension Rider. This rider gives you the option to extend the Policy's MATURITY DATE beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

          The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

          The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

          We will charge you the following amounts under the death benefit version:

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


           . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

           . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

          Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

       Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

       There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 47. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

       Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

    . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

    . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "LIEN" against the Policy. The maximum interest rate will not exceed the greater of:

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


           . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

           . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

       A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

    . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
52. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 26. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 47.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

   See page 19 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor PLUS Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $0. We will take any such reduction in specified amount in accordance with the description found under "Changing the Specified Amount of Insurance" on page 34. We also deduct any remaining surrender charge that is associated with any portion of your Policy's specified amount that is cancelled.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value, less an amount equal to three months' charges and less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis at a guaranteed annual effective rate of 4.00% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount with an adjustment for the unearned loan interest will be subtracted from the death benefit.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

    . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

    . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4%. We intend to set the rate of interest you are paying to the same 4% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

    . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4%, and

    .  will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Additional Benefit Riders" on page 37.

   Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 52 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

    .  Option 1 - Equal monthly payments for a specified period of time.

    . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

    . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

    . Option 4 - Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 3%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

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


THE BENEFICIARY

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable;

    .  the SEC by order so permits for the protection of Policy owners; or

    . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

    . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

    . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

    . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

    . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

    . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

    . end the automatic rebalancing feature if your accumulation value falls below $5,000;

    . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

    . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

    . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have nine PREMIUM CLASSES we use to decide how much the monthly insurance charges under any particular Policy will be:

    . Four Non-tobacco classes: preferred plus, preferred, standard and special;

    .  Three Tobacco classes: preferred, standard and special; and

    .  Two Juvenile classes: juvenile and special juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy.

   Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.50% to 3.50%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 1.78% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

   Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5% from the remaining amount of all premium payments received in the first Policy year, up to the "target premium." (See footnote number 4 on page 11 for a description of the "target premium.") The amount we deduct in the second and subsequent Policy years is currently 5% of all premium payments. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. Since the Policies were first offered only in the year 2002, the reduction has not yet taken effect under any outstanding Policies. AGL receives this charge to pay for our mortality and expense risks.

   Fees and expenses and money market investment options. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of specified amount. We deduct a charge monthly from your accumulation value for the first 7 Policy years. This monthly charge also applies to the amount of any increase in specified amount during the 7 Policy years following the increase. The dollar amount of this charge changes with each increase in your Policy's specified amount. (We describe your specified amount under "Your specified amount of insurance" on page 26.) This charge varies according to the age, gender and premium class of the insured person as well as the amount of coverage. This charge can range from a maximum of $1.22 for each $1,000 of specified amount to a minimum of $0.03 for each $1,000 of specified amount. The representative charge (referred to as "Example Charge" in the Tables of Charges beginning on page 11) is $0.23 for each $1,000 of specified amount. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for First Seven Years." AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

    .  greater amounts at risk result in a higher monthly insurance charge; and

    . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts that range from $50,000 to $99,999, $100,000 to $999,999 and $1,000,000 or more. Rates are highest for the first range of $50,000 to $99,999, lower for the second range of $100,000 to $999,999 and lower still for the third range of $1,000,000 or more. This means, for instance, that if your specified amount for any reason increases from the first range to the second or third range, or from the second range to the third range, your subsequent cost of insurance rates will be lower under your Policy than they would be before the increase. The reverse is also true. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, automatic increase rider, children's insurance benefit rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described, beginning on page 37, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's specified amount).

   The amount of the surrender charge depends on the Policy year and the age and sex of the insured person. Your Policy's surrender charge will be found in the table beginning on page 29 of your Policy. As shown in the Tables of Charges beginning on page 11, the maximum surrender charge is $49 per $1,000 of specified amount (or any increase in the specified amount). The minimum surrender charge is $1 per $1,000 of specified amount (or any increase in the specified amount). The representative surrender charge (referred to as "Example Charge" in the Tables of Charges) is $23 per $1,000 of specified amount (or any increase in the specified amount).

   The surrender charge decreases on an annual basis beginning in the fourth year of its 10 year period referred to above until, in the eleventh year (or the eleventh year following any increase in the Policy's specified amount), it is zero. These decreases are also based on the Policy year and the age and sex of the insured person.

   The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 45 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                                                 SURRENDER CHARGE FOR A 45 YEAR OLD MALE, PREFERRED NON-TOBACCO
                                                 --------------------------------------------------------------
POLICY YEAR                                        1     2     3     4     5     6     7    8     9     10    11
SURRENDER CHARGE PER $1,000 OF SPECIFIED AMOUNT  $23   $23   $23   $20   $17   $14   $12   $9    $6    $ 3   $ 0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's specified amount, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 41 and "Change of death benefit option" beginning on page 35.

   For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age and sex to help determine the appropriate rate of surrender charge per $1,000 of specified amount to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 41.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 16. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 50.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

    . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

    . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

    . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

    . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 47 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Premium Expense Charge." We invest the rest in one or more of the investment options listed in the chart beginning on page 21 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 47 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 50. The "daily charge" described on page 47 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period, we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

   This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

    . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

    . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

    .  you have paid a cumulative amount of premiums;

    . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

    . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract. A life insurance policy that is received in a tax free exchange under Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding the impact of any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

    . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

    . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

    . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

    .  is similar to the basis described above for other policies; and

    . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

    .  to taxpayers 59 1/2 years of age or older;

    .  in the case of a disability (as defined in the Code); or

    . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the American Taxpayer Relief Act of 2012 ("ATRA-2012") brought forth some certainty with regard to the estate and generation skipping transfer ("GST") tax rates and exemptions. ATRA-2012 generally extends current estate and gift tax exemptions, which were around $5.12 million, increased for inflation to $5.25 million (or twice that amount for married couples) for 2013. ATRA-2012 also increased the top tax rate on transfers above the exemption amount from 35 percent to a new maximum tax rate of 40 percent.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. You should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The Internal Revenue Service and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $7.0 million of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

   In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

   In addition, the Company invested a total of $490.7 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions. The Company received back a total amount of $567.2 million from these investments. In August 2010, a court-appointed Receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. The Receiver asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme.

   There are no pending legal proceedings affecting the Separate Account. Various lawsuits against AGL and US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL and US Life, such as through financial examinations, market conduct exams or regulatory inquiries.

   As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P. O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                          PAGE TO
                                                        SEE IN THIS
             DEFINED TERM                               PROSPECTUS
             ------------                               -----------
             accumulation value........................      8
             Administrative Center.....................     18
             automatic rebalancing.....................     32
             beneficiary...............................     44
             cash surrender value......................      7
             cash value accumulation test..............     27
             close of business.........................     35
             Code......................................     37
             Contact Information.......................      5
             Date of Issue.............................     36
             death benefit.............................      6
             dollar cost averaging.....................     32
             free look.................................     31
             Fund......................................      6
             guarantee period benefit..................     26
             guideline premium test....................     27
             lien......................................     39
             maturity date.............................     42
             modified endowment contract...............     53
             monthly deduction days....................     36
             monthly guarantee premium.................     30
             monthly insurance charge..................     48
             net amount at risk........................     13
             payment options...........................     43
             planned periodic premiums.................     29
             Policy month..............................     36
             Policy year...............................     36
             premium classes...........................     46
             premium payments..........................     28
             required minimum death benefit............     27
             required minimum death benefit percentage.     28
             Separate Account..........................     17
             specified amount..........................     26
             target premium............................     11
             valuation date............................     35
             valuation period..........................     35
             variable investment options...............     21

                                                                     Rev 4/2013

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                PRIVACY NOTICE

              WHAT DOES AMERICAN GENERAL LIFE COMPANIES ("AGLC") DO WITH YOUR
    FACTS     PERSONAL INFORMATION?

              Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some
    WHY? but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

              The types of personal information we collect and share depend on the product or service you have with us. This information can include:
              .  Social Security number and Medical Information
    WHAT?     .  Income and Credit History
              .  Payment History and Employment Information
              When you are NO LONGER our customer, we continue to share your information as described in this notice.

              All financial companies need to share customers' personal information to run their everyday business. In the section
    HOW? below, we list the reasons financial companies can share their customers' personal information; the reasons AGLC chooses to share; and whether you can limit this sharing.

 REASONS WE CAN SHARE YOUR PERSONAL INFORMATION        DOES AGLC CAN YOU LIMIT
                                                       SHARE?    THIS SHARING?
 ----------------------------------------------------- --------- --------------
 FOR OUR EVERYDAY BUSINESS PURPOSES--such as to
 process your transactions, maintain your account(s),
 respond to court orders and legal investigations, or
 report to credit bureaus                                 Yes          No

 FOR OUR MARKETING PURPOSES--to offer our
 products and services to you                             Yes          No

 FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES       Yes          No

 FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
 information about your transactions and experiences       No    We don't share

 FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
 information about your creditworthiness                   No    We don't share

 FOR NONAFFILIATES TO MARKET TO YOU                        No    We don't share

  QUESTIONS?  CALL 800-340-2765 OR GO TO WWW.AMERICANGENERAL.COM

 Page 2                                                            Rev 4/2013

 WHO WE ARE

 WHO IS PROVIDING THIS NOTICE?    American General Life Companies (a complete
                                  list is described below)

 WHAT WE DO

 HOW DOES AGLC                    To protect your personal information from
 PROTECT MY PERSONAL              unauthorized access and use, we use security
 INFORMATION?                     measures that comply with federal law. These
                                  measures include computer safeguards and secured files and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

 HOW DOES AGLC                    We collect your personal information, for
 COLLECT MY PERSONAL              example, when you
 INFORMATION?                     .  apply for insurance or pay insurance
                                     premiums
                                  .  file an insurance claim or give us your
                                     income information
                                  .  provide employment information
                                  We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

 WHY CAN'T I LIMIT ALL SHARING?   Federal law gives you the right to limit only
                                  .  sharing for affiliates' everyday business
                                     purposes--information about your
                                     creditworthiness
                                  .  affiliates from using your information to
                                     market to you
                                  .  sharing for nonaffiliates to market to you
                                  State laws and individual companies may give you additional rights to limit sharing.
                                  See below for more on your rights under
                                  state law.

 DEFINITIONS

 AFFILIATES                       Companies related by common ownership or
                                  control. They can be financial and
                                  nonfinancial companies.
                                  .  OUR AFFILIATES INCLUDE THE MEMBER
                                     COMPANIES OF AMERICAN INTERNATIONAL
                                     GROUP, INC.

 NONAFFILIATES                    Companies not related by common ownership or
                                  control.
                                  They can be financial and nonfinancial
                                  companies.
                                  .  AMERICAN GENERAL LIFE COMPANIES DOES NOT
                                     SHARE WITH NONAFFILIATES SO THEY CAN
                                     MARKET TO YOU.

 JOINT MARKETING                  A formal agreement between nonaffiliated
                                  financial companies that together market financial products or services to you.
                                  .  OUR JOINT MARKETING PARTNERS INCLUDE
                                     COMPANIES WITH WHICH WE JOINTLY OFFER
                                     INSURANCE PRODUCTS, SUCH AS A BANK.

OTHER IMPORTANT INFORMATION

THIS NOTICE IS PROVIDED BY AMERICAN GENERAL LIFE COMPANIES FOR AMERICAN GENERAL LIFE INSURANCE COMPANY AND THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us: P.O. Box 4880, Houston, TX 77210-4880.

NEVADA RESIDENTS ONLY:
We are providing this notice pursuant to Nevada state law NRS 228.600. You may elect to be placed on our internal Do Not Call list by calling 800-340-2765. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington Street, Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling 800-340-2765 or write to us at: P.O. Box 4880, Houston, TX 77210-4880, or email us at customerservice@aglife.com to obtain further information concerning the provisions of this section.

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write to us: P.O. Box 4880, Houston, TX 77210-4880.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

       [GRAPHIC]

Enroll in VUL eDelivery -
the natural choice

Every day the choices we make impact those around us. How about making a choice that impacts our environment? When you enroll in VUL eDelivery, you do that.
American General Life Companies has partnered with the National Forest Foundation and for every enrollment in VUL eDelivery, a tree will be planted in appreciation.

VUL eDelivery is an electronic service enabling    Need further convincing?
you to receive email notifications when your       By choosing VUL eDelivery,
account-related documents are available to view    you can:
online.
                                                   .   Preserve the environment
It's fast, simple and saves our environment! To    .   Reduce paperwork clutter
enroll in VUL eDelivery, call Customer Service     .   Receive documents faster
or log in to eService at
www.americangeneral.com, select "My Profile"       Sign up for VUL eDelivery
and edit your communication preference. Once       and make the natural choice.
you've subscribed to VUL eDelivery, you will get a change confirmation email.

[Logo] National Forest Foundation        [Logo] American General Life Companies

Not available for all products. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers including American General Life Insurance Company (AGL) and The United States Life Insurance Company in the City of New York (US Life). Variable universal life insurance policies issued by AGL or US Life are distributed by American General Equity Services Corporation, member FINRA. AGL does not solicit business in the state of New York. Policies and riders not available in all states. For more information contact Customer Service at P.O. Box 4880, Houston, Texas 77210-4880, phone number 800.340.2765 or for hearing impaired 888.436.5256.
AGLC105386 REV0113

For more information on the National Forest Foundation please visit www.nationalforests.org.

AMERICAN GENERAL
Life Companies

For additional information about the Platinum Investor(R) PLUS Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2013. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880 or call us at 1-800-340-2765. You may also obtain the SAI from your AGL representative through which the Policies may be purchased. Additional information about the Platinum Investor PLUS Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, TX 77019

PLATINUM INVESTOR PLUS FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE Policy Form Number 02600

Not available in state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. AGL does not solicit business in the state of New York. The Policies are not available in all states.

                              For E-SERVICE and
                          E-DELIVERY, or to view and
                             Print Policy or Fund
                           prospectuses visit us at
                           WWW.AMERICANGENERAL.COM


(C) 2013. American International Group, Inc. All Rights Reserved  ICA File No. 811-08561

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R

                           PLATINUM INVESTOR(R) PLUS

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2013

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the policy prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2013, concerning the Platinum Investor PLUS flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

     GENERAL INFORMATION..............................................  3

        AGL...........................................................  3
        Separate Account VL-R.........................................  3
        American Home Assurance Company...............................  3

     SERVICES.........................................................  4

     DISTRIBUTION OF THE POLICIES.....................................  4

     PERFORMANCE INFORMATION..........................................  6

     ADDITIONAL INFORMATION ABOUT THE POLICIES........................  6

            Gender neutral policies...................................  6
            Special purchase plans....................................  6
            Underwriting procedures and cost of insurance charges.....  6
            Certain arrangements......................................  7
        More About the Fixed Account..................................  7
            Our general account.......................................  7
            How we declare interest...................................  7
        Adjustments to Death Benefit..................................  8
            Suicide...................................................  8
            Wrong age or gender.......................................  8
            Death during grace period.................................  8

     ACTUARIAL EXPERT.................................................  8

     MATERIAL CONFLICTS...............................................  8

     FINANCIAL STATEMENTS.............................................  9

        Separate Account Financial Statements.........................  9
        AGL Consolidated Financial Statements.........................  9
        American Home Statutory Basis Financial Statements............  9
        American International Group, Inc. Financial Information...... 10

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

   SEPARATE ACCOUNT VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, Separate Account VL-R is divided into 99 separate "divisions," 57 of which are available under the Policies offered by the prospectus as variable "investment options" (14 of these 57 investment options are not available to all Policy owners). All of these 57 divisions and the remaining 42 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities.

   American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011 and 2010, AGL paid AGLC for these services $345,841,461 and $349,841,461, respectively.

   AGLC was merged into AGL at the end of 2011. AIG now provides all of the services that were previously provided by AGLC. During 2012, AGL paid AIG for these services $30,173,049.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   As of the date of this SAI, the principal underwriter and distributor of the Policies for the Separate Account is American General Equity Services Corporation ("AGESC"). AGESC, an affiliate of AGL, is located at 2727-A Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGESC entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGESC will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or about May 31, 2013. Upon such date, SACS will become the distributor of the Policies for the Separate Account. SACS, also an affiliate of AGL, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922.

   AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC and SACS are registered broker-dealers under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance.

   The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

   . 90% of the premiums received in the first Policy year up to a "target" amount;

   . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

   . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

   . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;

   . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 20;

   . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

   . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

   The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

   GENDER NEUTRAL POLICIES. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   SPECIAL PURCHASE PLANS. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

UNDERWRITING PROCEDURES AND COST OF INSURANCE CHARGES. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform" public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different " price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   CERTAIN ARRANGEMENTS. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

MORE ABOUT THE FIXED ACCOUNT

   OUR GENERAL ACCOUNT. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   HOW WE DECLARE INTEREST. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

   SUICIDE. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   WRONG AGE OR GENDER. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   DEATH DURING GRACE PERIOD. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Tim Donovan who is an actuary of AGL. An opinion on actuarial matters provided by Wayne A. Barnard, Senior Vice President of AGL, is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .  state insurance law or federal income tax law changes;

   .  investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment Policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account VL-R and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and American Home.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The financial statements of Separate Account VL-R as of December 31, 2012 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

   The consolidated financial statements of AGL as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

   The statutory financial statements of American Home as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

   The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

   . Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

   The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

   . Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

   American International Group, Inc. does not underwrite any insurance policy referenced herein.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

   You should consider the consolidated financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

[LOGO OF AMERICAN GENERAL LIFE COMPANIES]




                                              Variable Universal Life Insurance
                                                          Separate Account VL-R




                                                                           2012

                                                                  ANNUAL REPORT

                                                              December 31, 2012








                                        American General Life Insurance Company

[LOGO OF PRICEWATERHOUSECOOPERS]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company and Policy Owners of
American General Life Insurance Company Separate Account VL-R

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of American General Life Insurance Company Separate Account VL-R at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2012 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

                                                                         Investment    Due from (to) American
                                                                       securities - at General Life Insurance
Divisions                                                                fair value           Company         NET ASSETS
---------                                                              --------------- ---------------------- -----------
Alger Capital Appreciation Portfolio - Class I-2 Shares                  $ 3,881,078            $--           $ 3,881,078
Alger Mid Cap Growth Portfolio - Class I-2 Shares                          2,301,200             --             2,301,200
American Century VP Value Fund - Class I                                  12,587,820             --            12,587,820
Credit Suisse U.S. Equity Flex I Portfolio                                        --             --                    --
Dreyfus IP MidCap Stock Portfolio - Initial Shares                         3,735,622             --             3,735,622
Dreyfus VIF International Value Portfolio - Initial Shares                    99,312             --                99,312
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares             7,380,409             --             7,380,409
Dreyfus VIF Quality Bond Portfolio - Initial Shares                        7,079,426             --             7,079,426
Fidelity VIP Asset Manager Portfolio - Service Class 2                     4,353,982             --             4,353,982
Fidelity VIP Contrafund Portfolio - Service Class 2                       25,979,429             --            25,979,429
Fidelity VIP Equity-Income Portfolio - Service Class 2                    15,225,678             --            15,225,678
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                        369,414             --               369,414
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                        515,350             --               515,350
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                        724,478             --               724,478
Fidelity VIP Growth Portfolio - Service Class 2                           12,864,156             --            12,864,156
Fidelity VIP Mid Cap Portfolio - Service Class 2                           8,103,313             --             8,103,313
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2      6,804,660             --             6,804,660
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund -
  Class 2                                                                     31,091             --                31,091
Franklin Templeton Franklin U.S. Government Fund - Class 2                 4,173,166             --             4,173,166
Franklin Templeton Mutual Shares Securities Fund - Class 2                 6,241,600             --             6,241,600
Franklin Templeton Templeton Foreign Securities Fund - Class 2             6,170,381             --             6,170,381
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares             5,592,047             --             5,592,047
Invesco V.I. Core Equity Fund - Series I                                   7,754,263             --             7,754,263
Invesco V.I. Global Real Estate Fund - Series I                               97,299             --                97,299
Invesco V.I. Government Securities Fund - Series I                            91,887             --                91,887
Invesco V.I. High Yield Fund - Series I                                    2,269,149             --             2,269,149
Invesco V.I. International Growth Fund - Series I                          8,335,300             --             8,335,300
Invesco Van Kampen V.I. American Franchise Fund - Series I                     5,234             --                 5,234
Invesco Van Kampen V.I. Government Fund - Series I                                --             --                    --
Invesco Van Kampen V.I. Growth and Income Fund - Series I                  7,796,561             --             7,796,561
Invesco Van Kampen V.I. High Yield Fund - Series I                                --             --                    --
Janus Aspen Enterprise Portfolio - Service Shares                          4,068,669             --             4,068,669
Janus Aspen Forty Portfolio - Service Shares                                 309,675             --               309,675
Janus Aspen Overseas Portfolio - Service Shares                            9,503,268             --             9,503,268
Janus Aspen Worldwide Portfolio - Service Shares                           2,642,859             --             2,642,859
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                        81,396             --                81,396
JPMorgan Insurance Trust International Equity Portfolio - Class 1             54,352             --                54,352
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                   710,812             --               710,812
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                2,763,083             --             2,763,083
MFS VIT Core Equity Series - Initial Class                                 3,169,925             --             3,169,925
MFS VIT Growth Series - Initial Class                                      8,544,313             --             8,544,313
MFS VIT New Discovery Series - Initial Class                               4,558,624             --             4,558,624
MFS VIT Research Series - Initial Class                                    2,043,000             --             2,043,000
MFS VIT Total Return Series - Initial Class                                  446,828             --               446,828
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                    4,618,123             --             4,618,123
Neuberger Berman AMT Large Cap Value Portfolio - Class I                      28,183             --                28,183
Neuberger Berman AMT Socially Responsive Portfolio - Class I                  48,236             --                48,236
Oppenheimer Balanced Fund/VA - Non-Service Shares                          1,389,796             --             1,389,796
Oppenheimer Global Securities Fund/VA - Non-Service Shares                 5,596,885             --             5,596,885
Oppenheimer Global Strategic Income Fund/VA (Non-Service)                     44,134             --                44,134
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative
  Class                                                                    1,542,031             --             1,542,031
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class             54,581             --                54,581
PIMCO VIT Real Return Portfolio - Administrative Class                    14,799,219             --            14,799,219

                            See accompanying notes.

                                   VL-R - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2012

                                                           Investment    Due from (to) American
                                                         securities - at General Life Insurance
Divisions                                                  fair value           Company         NET ASSETS
---------                                                --------------- ---------------------- -----------
PIMCO VIT Short-Term Portfolio - Administrative Class      $ 6,644,323            $--           $ 6,644,323
PIMCO VIT Total Return Portfolio - Administrative Class     17,972,323             --            17,972,323
Pioneer Fund VCT Portfolio - Class I                         1,516,410             --             1,516,410
Pioneer Growth Opportunities VCT Portfolio - Class I         2,379,278             --             2,379,278
Pioneer Mid Cap Value VCT Portfolio - Class I                  873,297             --               873,297
Putnam VT Diversified Income Fund - Class IB                 6,829,890             --             6,829,890
Putnam VT Growth and Income Fund - Class IB                  9,733,019             --             9,733,019
Putnam VT International Value Fund - Class IB                4,530,628             --             4,530,628
Putnam VT Multi-Cap Growth Fund - Class IB                      31,738             --                31,738
Putnam VT Small Cap Value Fund - Class IB                      186,076             --               186,076
Putnam VT Voyager Fund - Class IB                              114,313             --               114,313
SunAmerica Aggressive Growth Portfolio - Class 1             1,081,476             --             1,081,476
SunAmerica Balanced Portfolio - Class 1                      1,698,860             --             1,698,860
UIF Growth Portfolio - Class I Shares                        2,534,261             --             2,534,261
VALIC Company I International Equities Fund                  2,344,533             --             2,344,533
VALIC Company I Mid Cap Index Fund                          12,752,712             --            12,752,712
VALIC Company I Money Market I Fund                         13,944,313             --            13,944,313
VALIC Company I Nasdaq-100 Index Fund                        3,855,505             --             3,855,505
VALIC Company I Science & Technology Fund                    1,294,304             --             1,294,304
VALIC Company I Small Cap Index Fund                         5,593,379             --             5,593,379
VALIC Company I Stock Index Fund                            17,797,241             --            17,797,241
Vanguard VIF High Yield Bond Portfolio                       7,537,292             --             7,537,292
Vanguard VIF REIT Index Portfolio                           12,444,603             --            12,444,603

                            See accompanying notes.

                                   VL-R - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

                                        A           B          A+B=C          D              E             F           C+D+E+F

                                                                                                                      INCREASE
                                              Mortality and                                            Net change   (DECREASE) IN
                                    Dividends  expense risk     NET                    Capital gain  in unrealized   NET ASSETS
                                      from         and       INVESTMENT  Net realized  distributions  appreciation    RESULTING
                                     mutual   administrative   INCOME   gain (loss) on  from mutual  (depreciation)     FROM
Divisions                             funds      charges       (LOSS)    investments       funds     of investments  OPERATIONS
---------                           --------- -------------- ---------- -------------- ------------- -------------- -------------
Alger Capital Appreciation
  Portfolio - Class I- 2 Shares     $ 39,624    $ (25,293)    $ 14,331   $    96,651    $    1,338     $  467,970    $  580,290
Alger Mid Cap Growth Portfolio -
  Class I-2 Shares                        --      (16,156)     (16,156)       50,433            --        308,991       343,268
American Century VP Value Fund -
  Class I                            243,280      (77,693)     165,587       487,521            --        974,608     1,627,716
Credit Suisse U.S. Equity Flex I
  Portfolio                               --           --           --            --            --             --            --
Dreyfus IP MidCap Stock Portfolio
  - Initial Shares                    16,405      (21,280)      (4,875)      185,408            --        444,703       625,236
Dreyfus VIF International Value
  Portfolio - Initial Shares           2,512         (373)       2,139        (1,670)           --         10,288        10,757
Dreyfus VIF Opportunistic Small
  Cap Portfolio - Initial Shares          --      (36,374)     (36,374)      156,088            --      1,091,602     1,211,316
Dreyfus VIF Quality Bond Portfolio
  - Initial Shares                   213,904      (40,160)     173,744        83,100            --        187,780       444,624
Fidelity VIP Asset Manager
  Portfolio - Service Class 2         55,336      (27,227)      28,109        38,673        32,232        375,230       474,244
Fidelity VIP Contrafund Portfolio
  - Service Class 2                  288,577     (157,028)     131,549       707,386            --      2,821,514     3,660,449
Fidelity VIP Equity-Income
  Portfolio - Service Class 2        429,947      (86,899)     343,048       339,204       948,378        561,150     2,191,780
Fidelity VIP Freedom 2020
  Portfolio - Service Class 2          6,519       (1,910)       4,609         2,585         4,226         28,574        39,994
Fidelity VIP Freedom 2025
  Portfolio - Service Class 2          8,147       (2,486)       5,661         2,528         4,938         40,427        53,554
Fidelity VIP Freedom 2030
  Portfolio - Service Class 2         13,564       (4,155)       9,409        12,565         6,548         72,988       101,510
Fidelity VIP Growth Portfolio -
  Service Class 2                     45,915      (80,613)     (34,698)      593,570            --      1,135,163     1,694,035
Fidelity VIP Mid Cap Portfolio -
  Service Class 2                     31,212      (52,298)     (21,086)      (24,516)      647,033        408,550     1,009,981
Franklin Templeton Franklin Small
  Cap Value Securities Fund -
  Class 2                             50,821      (42,247)       8,574      (105,776)           --      1,139,560     1,042,358
Franklin Templeton Franklin
  Small-Mid Cap Growth Securities
  Fund - Class 2                          --         (185)        (185)          760         2,230            185         2,990
Franklin Templeton Franklin U.S.
  Government Fund - Class 2          113,343      (28,521)      84,822         8,142            --        (41,913)       51,051
Franklin Templeton Mutual Shares
  Securities Fund - Class 2          125,661      (39,577)      86,084       149,947            --        549,812       785,843
Franklin Templeton Templeton
  Foreign Securities Fund - Class 2  178,380      (37,615)     140,765       (12,150)           --        825,231       953,846
Goldman Sachs VIT Strategic Growth
  Fund - Institutional Shares         38,172      (13,993)      24,179        44,733            --        884,730       953,642
Invesco V.I. Core Equity Fund -
  Series I                            74,553      (39,859)      34,694       237,295            --        702,358       974,347
Invesco V.I. Global Real Estate
  Fund - Series I                        503         (209)         294         1,123            --         19,095        20,512
Invesco V.I. Government Securities
  Fund - Series I                      2,935         (584)       2,351         2,589            --         (3,190)        1,750
Invesco V.I. High Yield Fund -
  Series I                           108,406      (14,234)      94,172         6,550            --        218,377       319,099
Invesco V.I. International Growth
  Fund - Series I                    117,294      (47,519)      69,775        70,746            --        964,075     1,104,596
Invesco Van Kampen V.I. American
  Franchise Fund - Series I               --          (34)         (34)          231            --            490           687
Invesco Van Kampen V.I. Government
  Fund - Series I                         --           --           --            --            --             --            --
Invesco Van Kampen V.I. Growth and
  Income Fund - Series I             116,771      (47,319)      69,452       217,091            --        721,508     1,008,051
Invesco Van Kampen V.I. High Yield
  Fund - Series I                         --           --           --            --            --             --            --
Janus Aspen Enterprise Portfolio -
  Service Shares                          --      (24,034)     (24,034)      176,370            --        464,505       616,841
Janus Aspen Forty Portfolio -
  Service Shares                       1,709       (1,216)         493         1,927            --         53,650        56,070
Janus Aspen Overseas Portfolio -
  Service Shares                      56,976      (56,745)         231    (1,207,404)    1,003,932      1,307,579     1,104,338
Janus Aspen Worldwide Portfolio -
  Service Shares                      19,802      (14,759)       5,043       (43,262)           --        495,584       457,365
JPMorgan Insurance Trust Core Bond
  Portfolio - Class 1                  3,397         (406)       2,991            24            --            615         3,630
JPMorgan Insurance Trust
  International Equity Portfolio -
  Class 1                              1,071         (225)         846            16            --          8,502         9,364
JPMorgan Insurance Trust Mid Cap
  Value Portfolio - Class 1            7,349       (4,551)       2,798        35,129            --         84,908       122,835

                            See accompanying notes.

                                   VL-R - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2012

                                        A           B          A+B=C         D             E             F           C+D+E+F

                                                                                                                    INCREASE
                                              Mortality and                                          Net change   (DECREASE) IN
                                    Dividends  expense risk     NET     Net realized Capital gain  in unrealized   NET ASSETS
                                      from         and       INVESTMENT gain (loss)  distributions  appreciation    RESULTING
                                     mutual   administrative   INCOME        on       from mutual  (depreciation)     FROM
Divisions                             funds      charges       (LOSS)   investments      funds     of investments  OPERATIONS
---------                           --------- -------------- ---------- ------------ ------------- -------------- -------------
JPMorgan Insurance Trust Small Cap
  Core Portfolio - Class 1          $  5,444    $ (17,634)    $(12,190)  $  83,815     $     --      $  388,676    $  460,301
MFS VIT Core Equity Series -
  Initial Class                       24,386      (17,680)       6,706     128,570           --         321,344       456,620
MFS VIT Growth Series - Initial
  Class                                   --      (45,466)     (45,466)    300,233           --       1,065,529     1,320,296
MFS VIT New Discovery Series -
  Initial Class                           --      (27,439)     (27,439)   (151,562)     414,688         579,282       814,969
MFS VIT Research Series - Initial
  Class                               15,768      (11,571)       4,197      83,292           --         215,783       303,272
MFS VIT Total Return Series -
  Initial Class                       13,177       (3,068)      10,109      10,788           --          26,702        47,599
Neuberger Berman AMT Mid- Cap
  Growth Portfolio - Class I              --      (27,849)     (27,849)    208,813           --         330,861       511,825
Neuberger Berman AMT Large Cap
  Value Portfolio - Class I              117         (146)         (29)       (340)          --           4,470         4,101
Neuberger Berman AMT Socially
  Responsive Portfolio - Class I         103         (251)        (148)         49           --           4,168         4,069
Oppenheimer Balanced Fund/VA -
  Non-Service Shares                  17,065       (8,769)       8,296      16,678           --         118,298       143,272
Oppenheimer Global Strategic
  Income Fund/VA (Non- Service)           --          (56)         (56)          2           --             775           721
Oppenheimer Global Securities
  Fund/VA - Non-Service Shares       114,064      (34,733)      79,331      93,718           --         806,359       979,408
Oppenheimer High Income Fund/VA -
  Non-Service Shares                   6,977         (140)       6,837      (8,324)          --           4,863         3,376
PIMCO VIT CommodityRealReturn
  Strategy Portfolio -
  Administrative Class                44,154      (10,388)      33,766    (111,495)      50,180         101,531        73,982
PIMCO VIT Global Bond Portfolio
  (Unhedged) - Administrative Class      874         (228)         646         522        3,118            (870)        3,416
PIMCO VIT Real Return Portfolio -
  Administrative Class               158,560      (91,428)      67,132     385,685      741,649         (33,066)    1,161,400
PIMCO VIT Short-Term Portfolio -
  Administrative Class                60,271      (42,631)      17,640      (7,474)      12,143         130,381       152,690
PIMCO VIT Total Return Portfolio -
  Administrative Class               453,877     (110,492)     343,385       4,272      336,656         814,235     1,498,548
Pioneer Fund VCT Portfolio -
  Class I                             24,098       (7,555)      16,543     (11,300)      51,889          85,850       142,982
Pioneer Growth Opportunities VCT
  Portfolio - Class I                     --      (13,286)     (13,286)     88,881           --          87,808       163,403
Pioneer Mid Cap Value VCT
  Portfolio - Class I                  8,943       (6,072)       2,871      21,776           --          58,415        83,062
Putnam VT Diversified Income Fund
  - Class IB                         366,303      (32,050)     334,253    (120,921)          --         474,465       687,797
Putnam VT Growth and Income Fund -
  Class IB                           161,280      (48,863)     112,417     207,138           --       1,272,680     1,592,235
Putnam VT International Value Fund
  - Class IB                         125,372      (25,593)      99,779     (40,930)          --         749,909       808,758
Putnam VT Multi-Cap Growth Fund -
  Class IB                                79         (188)        (109)      2,110           --           2,797         4,798
Putnam VT Small Cap Value Fund -
  Class IB                               799         (937)        (138)      6,068           --          21,710        27,640
Putnam VT Voyager Fund - Class IB        513         (888)        (375)     (4,845)          --          21,083        15,863
SunAmerica Aggressive Growth
  Portfolio - Class 1                     --       (7,312)      (7,312)     85,992           --          87,816       166,496
SunAmerica Balanced Portfolio -
  Class 1                             22,808      (11,226)      11,582      83,806           --          95,493       190,881
UIF Growth Portfolio - Class I
  Shares                                  --      (13,360)     (13,360)     43,318      117,813         173,495       321,266
VALIC Company I International
  Equities Fund                       61,603      (13,114)      48,489     (48,725)          --         338,431       338,195
VALIC Company I Mid Cap Index Fund   125,914      (72,042)      53,872     132,679      440,630       1,327,855     1,955,036
VALIC Company I Money Market I Fund    1,484      (85,469)     (83,985)         --           --              (2)      (83,987)
VALIC Company I Nasdaq-100 Index
  Fund                                17,856      (23,049)      (5,193)     71,245       91,280         455,943       613,275
VALIC Company I Science &
  Technology Fund                         --       (7,439)      (7,439)     22,416           --         122,205       137,182
VALIC Company I Small Cap Index
  Fund                                70,365      (36,113)      34,252     215,056           --         601,579       850,887
VALIC Company I Stock Index Fund     304,762      (96,202)     208,560     276,804      270,628       1,725,998     2,481,990
Vanguard VIF High Yield Bond
  Portfolio                          392,029      (45,424)     346,605      62,943           --         502,801       912,349
Vanguard VIF REIT Index Portfolio    241,320      (78,232)     163,088     490,344      419,461         790,800     1,863,693

                            See accompanying notes.

                                   VL-R - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2012

                                                                          Net Asset  Value of
                                                                          Value Per Shares at     Cost of
Divisions                                                        Shares     Share   Fair Value  Shares Held Level/ (1)/
---------                                                       --------- --------- ----------- ----------- ----------
Alger Capital Appreciation Portfolio - Class I-2 Shares            63,823  $60.81   $ 3,881,078 $ 3,369,398     1
Alger Mid Cap Growth Portfolio - Class I-2 Shares                 169,830   13.55     2,301,200   2,083,711     1
American Century VP Value Fund - Class I                        1,930,647    6.52    12,587,820  11,176,033     1
Dreyfus IP MidCap Stock Portfolio - Initial Shares                238,241   15.68     3,735,622   3,199,903     1
Dreyfus VIF International Value Portfolio - Initial Shares         10,113    9.82        99,312     103,064     1
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares    233,115   31.66     7,380,409   6,722,535     1
Dreyfus VIF Quality Bond Portfolio - Initial Shares               571,844   12.38     7,079,426   6,741,500     1
Fidelity VIP Asset Manager Portfolio - Service Class 2            291,822   14.92     4,353,982   4,176,424     1
Fidelity VIP Contrafund Portfolio - Service Class 2               999,209   26.00    25,979,429  23,134,571     1
Fidelity VIP Equity-Income Portfolio - Service Class 2            776,028   19.62    15,225,678  14,355,549     1
Fidelity VIP Freedom 2020 Portfolio - Service Class 2              33,102   11.16       369,414     351,299     1
Fidelity VIP Freedom 2025 Portfolio - Service Class 2              46,261   11.14       515,350     484,215     1
Fidelity VIP Freedom 2030 Portfolio - Service Class 2              66,895   10.83       724,478     673,089     1
Fidelity VIP Growth Portfolio - Service Class 2                   308,937   41.64    12,864,156  11,470,357     1
Fidelity VIP Mid Cap Portfolio - Service Class 2                  270,291   29.98     8,103,313   8,395,389     1
Franklin Templeton Franklin Small Cap Value Securities
  Fund - Class 2                                                  373,267   18.23     6,804,660   6,356,346     1
Franklin Templeton Franklin Small-Mid Cap Growth
  Securities Fund - Class 2                                         1,478   21.04        31,091      30,576     1
Franklin Templeton Franklin U.S. Government Fund - Class 2        313,536   13.31     4,173,166   4,151,061     1
Franklin Templeton Mutual Shares Securities Fund - Class 2        362,462   17.22     6,241,600   5,704,881     1
Franklin Templeton Templeton Foreign Securities Fund -
  Class 2                                                         429,393   14.37     6,170,381   5,803,220     1
Goldman Sachs VIT Strategic Growth Fund - Institutional
  Shares                                                          403,467   13.86     5,592,047   4,648,576     1
Invesco V.I. Core Equity Fund - Series I                          257,275   30.14     7,754,263   6,844,630     1
Invesco V.I. Global Real Estate Fund - Series I                     6,290   15.47        97,299      83,665     1
Invesco V.I. Government Securities Fund - Series I                  7,410   12.40        91,887      90,370     1
Invesco V.I. High Yield Fund - Series I                           404,483    5.61     2,269,149   2,120,157     1
Invesco V.I. International Growth Fund - Series I                 277,566   30.03     8,335,300   7,693,856     1
Invesco Van Kampen V.I. American Franchise Fund -
  Series I                                                            144   36.28         5,234       4,800     1
Invesco Van Kampen V.I. Growth and Income Fund - Series I         388,468   20.07     7,796,561   6,943,346     1
Janus Aspen Enterprise Portfolio - Service Shares                  94,226   43.18     4,068,669   3,541,388     1
Janus Aspen Forty Portfolio - Service Shares                        7,688   40.28       309,675     266,304     1
Janus Aspen Overseas Portfolio - Service Shares                   256,637   37.03     9,503,268  11,787,242     1
Janus Aspen Worldwide Portfolio - Service Shares                   87,166   30.32     2,642,859   2,454,677     1
JPMorgan Insurance Trust Core Bond Portfolio - Class 1              6,910   11.78        81,396      79,930     1
JPMorgan Insurance Trust International Equity Portfolio -
  Class 1                                                           5,167   10.52        54,352      49,830     1
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1         87,003    8.17       710,812     590,792     1
JPMorgan Insurance Trust Small Cap Core Portfolio -
  Class 1                                                         162,630   16.99     2,763,083   2,360,624     1
MFS VIT Core Equity Series - Initial Class                        179,294   17.68     3,169,925   2,806,308     1
MFS VIT Growth Series - Initial Class                             296,369   28.83     8,544,313   7,261,643     1
MFS VIT New Discovery Series - Initial Class                      289,989   15.72     4,558,624   4,752,573     1
MFS VIT Research Series - Initial Class                            93,501   21.85     2,043,000   1,791,598     1
MFS VIT Total Return Series - Initial Class                        22,286   20.05       446,828     411,405     1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I           149,116   30.97     4,618,123   4,139,330     1
Neuberger Berman AMT Large Cap Value Portfolio - Class I            2,430   11.60        28,183      24,538     1
Neuberger Berman AMT Socially Responsive Portfolio -
  Class I                                                           3,036   15.89        48,236      43,734     1
Oppenheimer Balanced Fund/VA - Non-Service Shares                 111,006   12.52     1,389,796   1,260,460     1
Oppenheimer Global Strategic Income Fund/VA (Non-
  Service)                                                          7,784    5.67        44,134      43,359     1
Oppenheimer Global Securities Fund/VA - Non-Service
  Shares                                                          171,947   32.55     5,596,885   5,034,949     1
Oppenheimer High Income Fund/VA - Non-Service Shares                                                            1
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class                                            216,274    7.13     1,542,031   1,740,970     1
PIMCO VIT Global Bond Portfolio (Unhedged) -
  Administrative Class                                              3,978   13.72        54,581      55,130     1
PIMCO VIT Real Return Portfolio - Administrative Class          1,038,542   14.25    14,799,219  14,474,577     1
PIMCO VIT Short-Term Portfolio - Administrative Class             645,707   10.29     6,644,323   6,591,844     1
PIMCO VIT Total Return Portfolio - Administrative Class         1,556,045   11.55    17,972,323  17,660,032     1
Pioneer Fund VCT Portfolio - Class I                               72,556   20.90     1,516,410   1,523,614     1

                            See accompanying notes.

                                   VL-R - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2012

                                                                 Net Asset  Value of
                                                                 Value Per Shares at     Cost of
Divisions                                               Shares     Share   Fair Value  Shares Held Level/ (1)/
---------                                             ---------- --------- ----------- ----------- ----------
Pioneer Growth Opportunities VCT Portfolio - Class I      98,848  $24.07   $ 2,379,278 $ 2,229,713     1
Pioneer Mid Cap Value VCT Portfolio - Class I             50,132   17.42       873,297     823,075     1
Putnam VT Diversified Income Fund - Class IB             942,054    7.25     6,829,890   7,092,401     1
Putnam VT Growth and Income Fund - Class IB              542,834   17.93     9,733,019   8,474,090     1
Putnam VT International Value Fund - Class IB            487,164    9.30     4,530,628   4,239,191     1
Putnam VT Multi-Cap Growth Fund - Class IB                 1,414   22.45        31,738      29,876     1
Putnam VT Small Cap Value Fund - Class IB                 12,170   15.29       186,076     162,495     1
Putnam VT Voyager Fund - Class IB                          3,160   36.17       114,313     113,471     1
SunAmerica Aggressive Growth Portfolio - Class 1          95,911   11.28     1,081,476     940,125     1
SunAmerica Balanced Portfolio - Class 1                  105,506   16.10     1,698,860   1,554,328     1
UIF Growth Portfolio - Class I Shares                    115,509   21.94     2,534,261   2,414,878     1
VALIC Company I International Equities Fund              380,606    6.16     2,344,533   2,304,161     1
VALIC Company I Mid Cap Index Fund                       608,431   20.96    12,752,712  12,237,611     1
VALIC Company I Money Market I Fund                   13,944,313    1.00    13,944,313  13,944,315     1
VALIC Company I Nasdaq-100 Index Fund                    620,854    6.21     3,855,505   3,740,807     1
VALIC Company I Science & Technology Fund                 76,586   16.90     1,294,304   1,243,180     1
VALIC Company I Small Cap Index Fund                     359,010   15.58     5,593,379   5,055,018     1
VALIC Company I Stock Index Fund                         681,887   26.10    17,797,241  16,828,589     1
Vanguard VIF High Yield Bond Portfolio                   904,837    8.33     7,537,292   6,988,592     1
Vanguard VIF REIT Index Portfolio                      1,026,782   12.12    12,444,603  10,840,391     1

/(1)/Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and descreibed in Note 3 to the financial statements.

                            See accompanying notes.

                                   VL-R - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                         Divisions
                                                                  ------------------------------------------------------
                                                                  Alger Capital  Alger Mid
                                                                  Appreciation  Cap Growth    American
                                                                   Portfolio -  Portfolio -  Century VP   Credit Suisse
                                                                    Class I-2    Class I-2  Value Fund -   U.S. Equity
                                                                     Shares       Shares      Class I    Flex I Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                                    $   14,331   $  (16,156) $   165,587    $        --
   Net realized gain (loss) on investments                             96,651       50,433      487,521             --
   Capital gain distributions from mutual funds                         1,338           --           --             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                      467,970      308,991      974,608             --
                                                                   ----------   ----------  -----------    -----------
Increase (decrease) in net assets resulting from operations           580,290      343,268    1,627,716             --
                                                                   ----------   ----------  -----------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                       310,548      266,844    1,159,245             --
   Net transfers from (to) other Divisions or fixed rate option        22,632     (441,740)     (28,831)            --
   Internal rollovers                                                      --           --           --             --
   Cost of insurance and other charges                               (169,489)    (144,195)    (739,083)            --
   Administrative charges                                             (15,707)     (13,663)     (56,355)            --
   Policy loans                                                        (6,306)     (24,578)     (82,182)            --
   Death benefits                                                     (12,055)      (3,759)     (17,448)            --
   Withdrawals                                                       (132,846)    (125,487)  (1,030,956)            --
                                                                   ----------   ----------  -----------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (3,223)    (486,578)    (795,610)            --
                                                                   ----------   ----------  -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               577,067     (143,310)     832,106             --

NET ASSETS:
   Beginning of year                                                3,304,011    2,444,510   11,755,714             --
                                                                   ----------   ----------  -----------    -----------
   End of year                                                     $3,881,078   $2,301,200  $12,587,820    $        --
                                                                   ==========   ==========  ===========    ===========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                    $  (19,902)  $   (9,295) $   168,128    $       212
   Net realized gain (loss) on investments                            131,979       24,995      204,970        (26,929)
   Capital gain distributions from mutual funds                            --           --           --             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                     (121,577)    (249,698)    (364,250)       (74,900)
                                                                   ----------   ----------  -----------    -----------
Increase (decrease) in net assets resulting from operations            (9,500)    (233,998)       8,848       (101,617)
                                                                   ----------   ----------  -----------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                       340,218      312,132    1,366,629        153,490
   Net transfers from (to) other Divisions or fixed rate option       214,393      (38,107)    (119,227)    (1,348,084)
   Internal rollovers                                                   1,233           --          247             --
   Cost of insurance and other charges                               (205,269)    (191,178)    (892,465)       (89,798)
   Administrative charges                                             (17,312)     (15,911)     (69,292)        (7,685)
   Policy loans                                                       (35,324)     (25,813)    (145,212)       (17,458)
   Death benefits                                                         (35)          --      (58,303)           (35)
   Withdrawals                                                       (373,802)    (213,849)  (1,232,812)       (70,943)
                                                                   ----------   ----------  -----------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                        (75,898)    (172,726)  (1,150,435)    (1,380,513)
                                                                   ----------   ----------  -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (85,398)    (406,724)  (1,141,587)    (1,482,130)

NET ASSETS:
   Beginning of year                                                3,389,409    2,851,234   12,897,301      1,482,130
                                                                   ----------   ----------  -----------    -----------
   End of year                                                     $3,304,011   $2,444,510  $11,755,714    $        --
                                                                   ==========   ==========  ===========    ===========

                            See accompanying notes.

                                   VL-R - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                          Divisions
                                                                  ---------------------------------------------------------
                                                                                  Dreyfus VIF
                                                                                 International  Dreyfus VIF
                                                                    Dreyfus IP       Value     Opportunistic   Dreyfus VIF
                                                                   MidCap Stock   Portfolio -    Small Cap     Quality Bond
                                                                   Portfolio -      Initial     Portfolio -    Portfolio -
                                                                  Initial Shares    Shares     Initial Shares Initial Shares
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                                     $   (4,875)    $  2,139     $   (36,374)   $   173,744
   Net realized gain (loss) on investments                             185,408       (1,670)        156,088         83,100
   Capital gain distributions from mutual funds                             --           --              --             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                       444,703       10,288       1,091,602        187,780
                                                                    ----------     --------     -----------    -----------
Increase (decrease) in net assets resulting from operations            625,236       10,757       1,211,316        444,624
                                                                    ----------     --------     -----------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        317,967       22,758         634,689        459,274
   Net transfers from (to) other Divisions or fixed rate option       (104,368)       1,108         792,593       (146,948)
   Internal rollovers                                                       --           --              --             --
   Cost of insurance and other charges                                (194,530)     (13,800)       (527,854)      (557,189)
   Administrative charges                                              (15,131)      (1,138)        (27,559)       (21,322)
   Policy loans                                                        (45,950)      (1,203)        (56,238)        (6,869)
   Death benefits                                                       (7,699)          --          (6,297)       (22,529)
   Withdrawals                                                        (211,358)      (2,415)       (630,930)      (325,004)
                                                                    ----------     --------     -----------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                        (261,069)       5,310         178,404       (620,587)
                                                                    ----------     --------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                364,167       16,067       1,389,720       (175,963)

NET ASSETS:
   Beginning of year                                                 3,371,455       83,245       5,990,689      7,255,389
                                                                    ----------     --------     -----------    -----------
   End of year                                                      $3,735,622     $ 99,312     $ 7,380,409    $ 7,079,426
                                                                    ==========     ========     ===========    ===========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                     $   (4,618)    $  1,769     $   (13,191)   $   245,354
   Net realized gain (loss) on investments                             108,794          307          72,120         19,634
   Capital gain distributions from mutual funds                             --           --              --             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                      (103,100)     (21,447)     (1,087,022)       227,355
                                                                    ----------     --------     -----------    -----------
Increase (decrease) in net assets resulting from operations              1,076      (19,371)     (1,028,093)       492,343
                                                                    ----------     --------     -----------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        366,180       26,449         716,879        485,426
   Net transfers from (to) other Divisions or fixed rate option       (269,267)       1,705        (145,472)      (610,698)
   Internal rollovers                                                       --          340           4,150             --
   Cost of insurance and other charges                                (214,246)     (17,072)       (567,015)      (527,053)
   Administrative charges                                              (17,539)      (1,339)        (31,287)       (23,658)
   Policy loans                                                        (30,600)      (3,494)        (77,469)       (78,007)
   Death benefits                                                      (39,459)          --         (16,710)       (18,005)
   Withdrawals                                                        (326,338)     (19,035)       (528,425)      (569,658)
                                                                    ----------     --------     -----------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                        (531,269)     (12,446)       (645,349)    (1,341,653)
                                                                    ----------     --------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (530,193)     (31,817)     (1,673,442)      (849,310)

NET ASSETS:
   Beginning of year                                                 3,901,648      115,062       7,664,131      8,104,699
                                                                    ----------     --------     -----------    -----------
   End of year                                                      $3,371,455     $ 83,245     $ 5,990,689    $ 7,255,389
                                                                    ==========     ========     ===========    ===========

                            See accompanying notes.

                                   VL-R - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                        Divisions
                                                                  ----------------------------------------------------
                                                                  Fidelity VIP                             Fidelity VIP
                                                                     Asset     Fidelity VIP  Fidelity VIP    Freedom
                                                                    Manager     Contrafund  Equity- Income     2020
                                                                  Portfolio -  Portfolio -   Portfolio -   Portfolio -
                                                                    Service      Service       Service       Service
                                                                    Class 2      Class 2       Class 2       Class 2
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                                    $   28,109  $   131,549   $   343,048     $  4,609
   Net realized gain (loss) on investments                             38,673      707,386       339,204        2,585
   Capital gain distributions from mutual funds                        32,232           --       948,378        4,226
   Net change in unrealized appreciation (depreciation) of
     investments                                                      375,230    2,821,514       561,150       28,574
                                                                   ----------  -----------   -----------     --------
Increase (decrease) in net assets resulting from operations           474,244    3,660,449     2,191,780       39,994
                                                                   ----------  -----------   -----------     --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                       387,166    2,107,002     1,330,676       63,286
   Net transfers from (to) other Divisions or fixed rate option         2,359     (393,728)      (63,288)       1,537
   Internal rollovers                                                      --           --            --           --
   Cost of insurance and other charges                               (313,780)  (1,379,211)     (869,600)     (36,586)
   Administrative charges                                             (18,653)    (102,126)      (64,329)      (3,164)
   Policy loans                                                        (9,357)    (208,377)        4,957          975
   Death benefits                                                      (4,181)     (44,608)      (46,033)          --
   Withdrawals                                                       (419,597)  (1,686,087)     (952,837)     (16,613)
                                                                   ----------  -----------   -----------     --------
Increase (decrease) in net assets resulting from principal
  transactions                                                       (376,043)  (1,707,135)     (660,454)       9,435
                                                                   ----------  -----------   -----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                98,201    1,953,314     1,531,326       49,429

NET ASSETS:
   Beginning of year                                                4,255,781   24,026,115    13,694,352      319,985
                                                                   ----------  -----------   -----------     --------
   End of year                                                     $4,353,982  $25,979,429   $15,225,678     $369,414
                                                                   ==========  ===========   ===========     ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                    $   46,785  $    26,484   $   234,001     $  4,875
   Net realized gain (loss) on investments                              5,715      676,086       383,729          692
   Capital gain distributions from mutual funds                        21,901           --            --        1,229
   Net change in unrealized appreciation (depreciation) of
     investments                                                     (224,291)  (1,550,091)     (609,455)     (12,676)
                                                                   ----------  -----------   -----------     --------
Increase (decrease) in net assets resulting from operations          (149,890)    (847,521)        8,275       (5,880)
                                                                   ----------  -----------   -----------     --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                       505,013    2,499,292     1,508,896       70,930
   Net transfers from (to) other Divisions or fixed rate option       (19,871)  (2,497,191)     (385,366)     110,633
   Internal rollovers                                                      --        5,598         4,581        4,365
   Cost of insurance and other charges                               (358,560)  (1,618,221)     (995,629)     (40,375)
   Administrative charges                                             (25,013)    (125,278)      (76,219)      (3,764)
   Policy loans                                                       (79,790)    (452,901)     (206,632)      (4,939)
   Death benefits                                                     (11,033)     (79,838)      (53,415)          --
   Withdrawals                                                       (372,199)  (2,271,584)   (1,206,295)      (6,401)
                                                                   ----------  -----------   -----------     --------
Increase (decrease) in net assets resulting from principal
  transactions                                                       (361,453)  (4,540,123)   (1,410,079)     130,449
                                                                   ----------  -----------   -----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (511,343)  (5,387,644)   (1,401,804)     124,569

NET ASSETS:
   Beginning of year                                                4,767,124   29,413,759    15,096,156      195,416
                                                                   ----------  -----------   -----------     --------
   End of year                                                     $4,255,781  $24,026,115   $13,694,352     $319,985
                                                                   ==========  ===========   ===========     ========

                            See accompanying notes.

                                   VL-R - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                    Divisions
                                                   --------------------------------------------------------------------------
                                                      Fidelity VIP        Fidelity VIP
                                                      Freedom 2025        Freedom 2030        Fidelity VIP    Fidelity VIP Mid
                                                   Portfolio - Service Portfolio - Service Growth Portfolio - Cap Portfolio -
                                                         Class 2             Class 2        Service Class 2   Service Class 2
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $  5,661            $   9,409         $   (34,698)      $   (21,086)
   Net realized gain (loss) on investments                 2,528               12,565             593,570           (24,516)
   Capital gain distributions from mutual funds            4,938                6,548                  --           647,033
   Net change in unrealized appreciation
     (depreciation) of investments                        40,427               72,988           1,135,163           408,550
                                                        --------            ---------         -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                              53,554              101,510           1,694,035         1,009,981
                                                        --------            ---------         -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           59,630              134,489           1,162,569           821,773
   Net transfers from (to) other Divisions or
     fixed rate option                                   138,605                1,294            (985,619)         (181,724)
   Internal rollovers                                         --                   --                  --                --
   Cost of insurance and other charges                   (42,730)             (47,004)           (737,414)         (426,084)
   Administrative charges                                 (2,982)              (6,768)            (56,651)          (41,932)
   Policy loans                                           (4,461)             (25,206)            (73,554)         (100,952)
   Death benefits                                             --                   --             (29,087)           (3,487)
   Withdrawals                                            (2,075)            (150,736)         (1,111,925)         (509,454)
                                                        --------            ---------         -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 145,987              (93,931)         (1,831,681)         (441,860)
                                                        --------            ---------         -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  199,541                7,579            (137,646)          568,121

NET ASSETS:
   Beginning of year                                     315,809              716,899          13,001,802         7,535,192
                                                        --------            ---------         -----------       -----------
   End of year                                          $515,350            $ 724,478         $12,864,156       $ 8,103,313
                                                        ========            =========         ===========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $  4,345            $   9,506         $   (73,385)      $   (55,093)
   Net realized gain (loss) on investments                   824                3,306             334,411              (447)
   Capital gain distributions from mutual funds            1,023                2,174              47,142            14,497
   Net change in unrealized appreciation
     (depreciation) of investments                       (13,792)             (38,657)           (429,541)         (946,445)
                                                        --------            ---------         -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                              (7,600)             (23,671)           (121,373)         (987,488)
                                                        --------            ---------         -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           49,784              146,142           1,351,967           985,500
   Net transfers from (to) other Divisions or
     fixed rate option                                   100,834               62,360             451,573          (312,556)
   Internal rollovers                                         --                   --                  --             5,784
   Cost of insurance and other charges                   (38,609)             (68,351)           (842,421)         (547,878)
   Administrative charges                                 (2,489)              (7,451)            (67,475)          (51,830)
   Policy loans                                          (17,647)             (11,770)           (135,429)         (227,435)
   Death benefits                                             --                   --             (35,714)               (6)
   Withdrawals                                            (2,330)             (49,595)           (984,326)         (778,491)
                                                        --------            ---------         -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  89,543               71,335            (261,825)         (926,912)
                                                        --------            ---------         -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   81,943               47,664            (383,198)       (1,914,400)

NET ASSETS:
   Beginning of year                                     233,866              669,235          13,385,000         9,449,592
                                                        --------            ---------         -----------       -----------
   End of year                                          $315,809            $ 716,899         $13,001,802       $ 7,535,192
                                                        ========            =========         ===========       ===========

                            See accompanying notes.

                                   VL-R - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                     Divisions
                                                      ----------------------------------------------------------------------
                                                                              Franklin
                                                                             Templeton         Franklin
                                                      Franklin Templeton Franklin Small-Mid    Templeton        Franklin
                                                      Franklin Small Cap     Cap Growth      Franklin U.S.  Templeton Mutual
                                                       Value Securities  Securities Fund -  Government Fund Shares Securities
                                                        Fund - Class 2        Class 2          - Class 2     Fund - Class 2
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                          $     8,574          $   (185)       $   84,822       $    86,084
   Net realized gain (loss) on investments                  (105,776)              760             8,142           149,947
   Capital gain distributions from mutual funds                   --             2,230                --                --
   Net change in unrealized appreciation
     (depreciation) of investments                         1,139,560               185           (41,913)          549,812
                                                         -----------          --------        ----------       -----------
Increase (decrease) in net assets resulting from
  operations                                               1,042,358             2,990            51,051           785,843
                                                         -----------          --------        ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              534,959               107           338,827           508,810
   Net transfers from (to) other Divisions or fixed
     rate option                                            (103,490)              142            19,017            47,118
   Internal rollovers                                             --                --                --                --
   Cost of insurance and other charges                      (306,703)           (1,773)         (216,863)         (333,678)
   Administrative charges                                    (26,915)               --           (18,618)          (25,348)
   Policy loans                                              (51,348)               --           (84,249)         (100,099)
   Death benefits                                                 --                --            (2,066)           (2,742)
   Withdrawals                                              (423,310)               --          (233,839)         (562,042)
                                                         -----------          --------        ----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                    (376,807)           (1,524)         (197,791)         (467,981)
                                                         -----------          --------        ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      665,551             1,466          (146,740)          317,862

NET ASSETS:
   Beginning of year                                       6,139,109            29,625         4,319,906         5,923,738
                                                         -----------          --------        ----------       -----------
   End of year                                           $ 6,804,660          $ 31,091        $4,173,166       $ 6,241,600
                                                         ===========          ========        ==========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                          $     5,719          $   (284)       $  111,247       $   108,531
   Net realized gain (loss) on investments                (1,250,030)            4,862             2,191           271,010
   Capital gain distributions from mutual funds                   --                --                --                --
   Net change in unrealized appreciation
     (depreciation) of investments                           892,823            (3,806)          105,618          (443,095)
                                                         -----------          --------        ----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                (351,488)              772           219,056           (63,554)
                                                         -----------          --------        ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              677,694               107           500,845           676,774
   Net transfers from (to) other Divisions or fixed
     rate option                                          (2,907,840)          (48,175)          (49,494)       (2,535,381)
   Internal rollovers                                            278                --                --                --
   Cost of insurance and other charges                      (394,855)           (1,768)         (286,717)         (416,035)
   Administrative charges                                    (36,294)               --           (26,651)          (33,716)
   Policy loans                                             (256,765)               37          (121,901)         (193,456)
   Death benefits                                             (1,004)           (2,842)             (797)          (29,986)
   Withdrawals                                              (328,853)             (242)         (568,046)         (643,944)
                                                         -----------          --------        ----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (3,247,639)          (52,883)         (552,761)       (3,175,744)
                                                         -----------          --------        ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (3,599,127)          (52,111)         (333,705)       (3,239,298)

NET ASSETS:
   Beginning of year                                       9,738,236            81,736         4,653,611         9,163,036
                                                         -----------          --------        ----------       -----------
   End of year                                           $ 6,139,109          $ 29,625        $4,319,906       $ 5,923,738
                                                         ===========          ========        ==========       ===========

                            See accompanying notes.

                                   VL-R - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                        Divisions
                                                           -------------------------------------------------------------------
                                                               Franklin      Goldman Sachs
                                                               Templeton     VIT Strategic
                                                           Templeton Foreign Growth Fund - Invesco V.I. Core    Invesco V.I.
                                                           Securities Fund - Institutional   Equity Fund -   Global Real Estate
                                                                Class 2         Shares         Series I       Fund - Series I
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                               $   140,765     $   24,179      $    34,694         $    294
   Net realized gain (loss) on investments                        (12,150)        44,733          237,295            1,123
   Capital gain distributions from mutual funds                        --             --               --               --
   Net change in unrealized appreciation
     (depreciation) of investments                                825,231        884,730          702,358           19,095
                                                              -----------     ----------      -----------         --------
Increase (decrease) in net assets resulting from
  operations                                                      953,846        953,642          974,347           20,512
                                                              -----------     ----------      -----------         --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   490,940             --          756,914           25,490
   Net transfers from (to) other Divisions or fixed rate
     option                                                      (120,803)            --         (201,673)          (4,146)
   Internal rollovers                                                  --             --               --               --
   Cost of insurance and other charges                           (334,622)      (311,800)        (644,465)         (10,801)
   Administrative charges                                         (23,033)          (132)         (28,251)          (1,275)
   Policy loans                                                   (16,919)          (180)         (71,279)            (877)
   Death benefits                                                  (3,113)            --          (53,914)              --
   Withdrawals                                                   (386,358)           (81)        (605,206)          (1,638)
                                                              -----------     ----------      -----------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                         (393,908)      (312,193)        (847,874)           6,753
                                                              -----------     ----------      -----------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           559,938        641,449          126,473           27,265

NET ASSETS:
   Beginning of year                                            5,610,443      4,950,598        7,627,790           70,034
                                                              -----------     ----------      -----------         --------
   End of year                                                $ 6,170,381     $5,592,047      $ 7,754,263         $ 97,299
                                                              ===========     ==========      ===========         ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                               $    68,323     $   10,284      $    32,822         $  2,817
   Net realized gain (loss) on investments                        102,891         13,823          235,623              347
   Capital gain distributions from mutual funds                        --             --               --               --
   Net change in unrealized appreciation
     (depreciation) of investments                               (908,925)      (172,546)        (294,536)          (8,708)
                                                              -----------     ----------      -----------         --------
Increase (decrease) in net assets resulting from
  operations                                                     (737,711)      (148,439)         (26,091)          (5,544)
                                                              -----------     ----------      -----------         --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   561,707             --          816,094           28,122
   Net transfers from (to) other Divisions or fixed rate
     option                                                        48,412           (131)        (392,101)              59
   Internal rollovers                                                  --             --               --               --
   Cost of insurance and other charges                           (400,562)      (261,498)        (734,339)         (12,367)
   Administrative charges                                         (28,090)          (128)         (32,072)          (1,407)
   Policy loans                                                   (92,068)          (183)         (18,300)          (1,350)
   Death benefits                                                 (10,703)            --          (68,760)              --
   Withdrawals                                                   (471,752)        (2,091)        (698,495)          (4,414)
                                                              -----------     ----------      -----------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                         (393,056)      (264,031)      (1,127,973)           8,643
                                                              -----------     ----------      -----------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (1,130,767)      (412,470)      (1,154,064)           3,099

NET ASSETS:
   Beginning of year                                            6,741,210      5,363,068        8,781,854           66,935
                                                              -----------     ----------      -----------         --------
   End of year                                                $ 5,610,443     $4,950,598      $ 7,627,790         $ 70,034
                                                              ===========     ==========      ===========         ========

                            See accompanying notes.

                                   VL-R - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                         Divisions
                                                            -------------------------------------------------------------------
                                                              Invesco V.I.                      Invesco V.I.     Invesco Van
                                                               Government     Invesco V.I. High International    Kampen V.I.
                                                            Securities Fund -   Yield Fund -    Growth Fund - American Franchise
                                                                Series I          Series I        Series I     Fund - Series I
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                                  $ 2,351         $   94,172      $    69,775       $    (34)
   Net realized gain (loss) on investments                         2,589              6,550           70,746            231
   Capital gain distributions from mutual funds                       --                 --               --             --
   Net change in unrealized appreciation (depreciation)
     of investments                                               (3,190)           218,377          964,075            490
                                                                 -------         ----------      -----------       --------
Increase (decrease) in net assets resulting from
  operations                                                       1,750            319,099        1,104,596            687
                                                                 -------         ----------      -----------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                      960            110,087          773,013             --
   Net transfers from (to) other Divisions or fixed rate
     option                                                          (80)           (40,547)        (163,480)            (1)
   Internal rollovers                                                 --                 --               --             --
   Cost of insurance and other charges                            (8,494)           (46,813)        (514,574)          (845)
   Administrative charges                                             --             (5,115)         (35,019)            --
   Policy loans                                                     (413)             5,054          (61,701)            --
   Death benefits                                                     --             (3,591)          (9,594)            --
   Withdrawals                                                      (233)           (46,635)        (475,675)            --
                                                                 -------         ----------      -----------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (8,260)           (27,560)        (487,030)          (846)
                                                                 -------         ----------      -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (6,510)           291,539          617,566           (159)

NET ASSETS:
   Beginning of year                                              98,397          1,977,610        7,717,734          5,393
                                                                 -------         ----------      -----------       --------
   End of year                                                   $91,887         $2,269,149      $ 8,335,300       $  5,234
                                                                 =======         ==========      ===========       ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                  $  (476)        $   (8,911)     $    80,825       $    (71)
   Net realized gain (loss) on investments                         1,885             (5,190)         162,189          2,710
   Capital gain distributions from mutual funds                       --                 --               --             --
   Net change in unrealized appreciation (depreciation)
     of investments                                                4,708            (69,386)        (860,837)        (1,556)
                                                                 -------         ----------      -----------       --------
Increase (decrease) in net assets resulting from
  operations                                                       6,117            (83,487)        (617,823)         1,083
                                                                 -------         ----------      -----------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                      730             86,611          910,951             --
   Net transfers from (to) other Divisions or fixed rate
     option                                                       91,043          2,059,784         (701,661)            --
   Internal rollovers                                                 --                 --            4,490             --
   Cost of insurance and other charges                            (6,070)           (39,911)        (633,537)        (1,135)
   Administrative charges                                             --             (4,030)         (42,104)            --
   Policy loans                                                   13,496             (3,613)        (161,832)            37
   Death benefits                                                     --               (328)         (25,854)            --
   Withdrawals                                                    (6,919)           (37,416)        (854,138)       (34,544)
                                                                 -------         ----------      -----------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    92,280          2,061,097       (1,503,685)       (35,642)
                                                                 -------         ----------      -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           98,397          1,977,610       (2,121,508)       (34,559)

NET ASSETS:
   Beginning of year                                                  --                 --        9,839,242         39,952
                                                                 -------         ----------      -----------       --------
   End of year                                                   $98,397         $1,977,610      $ 7,717,734       $  5,393
                                                                 =======         ==========      ===========       ========

                            See accompanying notes.

                                   VL-R - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                         Divisions
                                                           --------------------------------------------------------------------
                                                                            Invesco Van
                                                             Invesco Van    Kampen V.I.    Invesco Van
                                                             Kampen V.I.    Growth and   Kampen V.I. High      Janus Aspen
                                                           Government Fund Income Fund -   Yield Fund -   Enterprise Portfolio -
                                                             - Series I      Series I        Series I         Service Shares
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                               $     --      $    69,452    $        --          $  (24,034)
   Net realized gain (loss) on investments                          --          217,091             --             176,370
   Capital gain distributions from mutual funds                     --               --             --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                                  --          721,508             --             464,505
                                                              --------      -----------    -----------          ----------
Increase (decrease) in net assets resulting from
  operations                                                        --        1,008,051             --             616,841
                                                              --------      -----------    -----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     --          640,113             --             313,113
   Net transfers from (to) other Divisions or fixed rate
     option                                                         --         (131,551)            --             (97,630)
   Internal rollovers                                               --               --             --                  --
   Cost of insurance and other charges                              --         (457,833)            --            (183,693)
   Administrative charges                                           --          (30,183)            --             (15,289)
   Policy loans                                                     --          (51,818)            --             (46,829)
   Death benefits                                                   --           (3,406)            --              (2,578)
   Withdrawals                                                      --         (649,391)            --            (376,454)
                                                              --------      -----------    -----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                            --         (684,069)            --            (409,360)
                                                              --------      -----------    -----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             --          323,982             --             207,481

NET ASSETS:
   Beginning of year                                                --        7,472,579             --           3,861,188
                                                              --------      -----------    -----------          ----------
   End of year                                                $     --      $ 7,796,561    $        --          $4,068,669
                                                              ========      ===========    ===========          ==========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                               $  3,879      $    44,287    $   224,511          $  (26,544)
   Net realized gain (loss) on investments                      (4,315)         327,315        (95,649)            150,195
   Capital gain distributions from mutual funds                     --               --             --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                               1,189         (539,204)       (29,826)           (199,841)
                                                              --------      -----------    -----------          ----------
Increase (decrease) in net assets resulting from
  operations                                                       753         (167,602)        99,036             (76,190)
                                                              --------      -----------    -----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  1,715          736,651         20,758             364,547
   Net transfers from (to) other Divisions or fixed rate
     option                                                    (90,943)      (2,506,196)    (2,033,665)            (81,105)
   Internal rollovers                                               --            4,150             --                  --
   Cost of insurance and other charges                          (3,289)        (531,005)       (24,614)           (202,599)
   Administrative charges                                           --          (35,435)          (866)            (18,379)
   Policy loans                                                    585         (164,923)       (12,267)            (71,501)
   Death benefits                                                   --          (14,913)            --              (4,360)
   Withdrawals                                                    (356)        (518,170)       (15,385)           (333,998)
                                                              --------      -----------    -----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                       (92,288)      (3,029,841)    (2,066,039)           (347,395)
                                                              --------      -----------    -----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (91,535)      (3,197,443)    (1,967,003)           (423,585)

NET ASSETS:
   Beginning of year                                            91,535       10,670,022      1,967,003           4,284,773
                                                              --------      -----------    -----------          ----------
   End of year                                                $     --      $ 7,472,579    $        --          $3,861,188
                                                              ========      ===========    ===========          ==========

                            See accompanying notes.

                                   VL-R - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                     Divisions
                                                   -----------------------------------------------------------------------------
                                                                                              Janus Aspen          JPMorgan
                                                    Janus Aspen Forty     Janus Aspen          Worldwide        Insurance Trust
                                                   Portfolio - Service Overseas Portfolio Portfolio - Service      Core Bond
                                                         Shares         - Service Shares        Shares        Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $    493          $       231         $     5,043          $  2,991
   Net realized gain (loss) on investments                 1,927           (1,207,404)            (43,262)               24
   Capital gain distributions from mutual funds               --            1,003,932                  --                --
   Net change in unrealized appreciation
     (depreciation) of investments                        53,650            1,307,579             495,584               615
                                                        --------          -----------         -----------          --------
Increase (decrease) in net assets resulting from
  operations                                              56,070            1,104,338             457,365             3,630
                                                        --------          -----------         -----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           33,301              993,419             274,480            17,191
   Net transfers from (to) other Divisions or
     fixed rate option                                      (509)            (600,654)           (196,966)           (3,305)
   Internal rollovers                                         --                   --                  --                --
   Cost of insurance and other charges                   (17,232)            (559,404)           (161,925)           (9,567)
   Administrative charges                                 (1,665)             (47,364)            (13,304)             (859)
   Policy loans                                               --             (105,305)            (18,147)             (612)
   Death benefits                                             --              (31,768)             (3,814)               --
   Withdrawals                                              (514)            (613,991)           (223,519)           (2,050)
                                                        --------          -----------         -----------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                  13,381             (965,067)           (343,195)              798
                                                        --------          -----------         -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   69,451              139,271             114,170             4,428

NET ASSETS:
   Beginning of year                                     240,224            9,363,997           2,528,689            76,968
                                                        --------          -----------         -----------          --------
   End of year                                          $309,675          $ 9,503,268         $ 2,642,859          $ 81,396
                                                        ========          ===========         ===========          ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $   (400)         $   (33,237)        $    (5,623)         $  3,471
   Net realized gain (loss) on investments                   942             (618,610)             24,612              (163)
   Capital gain distributions from mutual funds               --              128,506                  --                --
   Net change in unrealized appreciation
     (depreciation) of investments                       (18,368)          (4,277,403)           (451,568)            1,628
                                                        --------          -----------         -----------          --------
Increase (decrease) in net assets resulting from
  operations                                             (17,826)          (4,800,744)           (432,579)            4,936
                                                        --------          -----------         -----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           47,749            1,196,308             316,163            19,977
   Net transfers from (to) other Divisions or
     fixed rate option                                      (622)          (1,107,124)            (32,652)            1,296
   Internal rollovers                                         --                   --                  --               216
   Cost of insurance and other charges                   (21,239)            (700,244)           (188,538)          (12,131)
   Administrative charges                                 (2,387)             (60,698)            (15,419)           (1,009)
   Policy loans                                               --             (249,209)            (28,056)               --
   Death benefits                                             --               (3,411)             (6,278)               --
   Withdrawals                                            (7,333)            (958,462)           (671,830)           (5,911)
                                                        --------          -----------         -----------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                  16,168           (1,882,840)           (626,610)            2,438
                                                        --------          -----------         -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (1,658)          (6,683,584)         (1,059,189)            7,374

NET ASSETS:
   Beginning of year                                     241,882           16,047,581           3,587,878            69,594
                                                        --------          -----------         -----------          --------
   End of year                                          $240,224          $ 9,363,997         $ 2,528,689          $ 76,968
                                                        ========          ===========         ===========          ========

                            See accompanying notes.

                                   VL-R - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                        JPMorgan
                                                    Insurance Trust        JPMorgan            JPMorgan
                                                     International      Insurance Trust     Insurance Trust    MFS VIT Core
                                                   Equity Portfolio -    Mid Cap Value      Small Cap Core    Equity Series -
                                                        Class 1       Portfolio - Class 1 Portfolio - Class 1  Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $    846          $     2,798         $  (12,190)       $    6,706
   Net realized gain (loss) on investments                    16               35,129             83,815           128,570
   Capital gain distributions from mutual funds               --                   --                 --                --
   Net change in unrealized appreciation
     (depreciation) of investments                         8,502               84,908            388,676           321,344
                                                        --------          -----------         ----------        ----------
Increase (decrease) in net assets resulting from
  operations                                               9,364              122,835            460,301           456,620
                                                        --------          -----------         ----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           10,834                   --            299,716           289,995
   Net transfers from (to) other Divisions or
     fixed rate option                                       519               (5,110)           (48,542)          (88,721)
   Internal rollovers                                         --                   --                 --                --
   Cost of insurance and other charges                    (9,345)             (18,949)          (158,478)         (204,628)
   Administrative charges                                   (542)                 (19)           (14,685)          (13,746)
   Policy loans                                           (1,461)              (5,190)           (21,515)          (16,404)
   Death benefits                                             --                   --            (14,144)          (12,349)
   Withdrawals                                              (215)             (28,488)          (184,020)         (266,272)
                                                        --------          -----------         ----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                    (210)             (57,756)          (141,668)         (312,125)
                                                        --------          -----------         ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    9,154               65,079            318,633           144,495

NET ASSETS:
   Beginning of year                                      45,198              645,733          2,444,450         3,025,430
                                                        --------          -----------         ----------        ----------
   End of year                                          $ 54,352          $   710,812         $2,763,083        $3,169,925
                                                        ========          ===========         ==========        ==========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $    815          $    13,110         $  (14,385)       $   10,569
   Net realized gain (loss) on investments                 1,911              110,808             31,620           100,412
   Capital gain distributions from mutual funds               --                   --                 --                --
   Net change in unrealized appreciation
     (depreciation) of investments                        (8,552)             (93,396)          (158,851)         (158,177)
                                                        --------          -----------         ----------        ----------
Increase (decrease) in net assets resulting from
  operations                                              (5,826)              30,522           (141,616)          (47,196)
                                                        --------          -----------         ----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           12,884                   --            340,006           338,574
   Net transfers from (to) other Divisions or
     fixed rate option                                    (1,675)          (1,488,441)            34,832           (83,505)
   Internal rollovers                                      1,048                   --                 --                --
   Cost of insurance and other charges                   (13,114)             (17,996)          (199,479)         (222,360)
   Administrative charges                                   (697)                 (20)           (16,679)          (16,801)
   Policy loans                                           (8,578)             (87,608)           (37,786)          (18,505)
   Death benefits                                             --                   --                 --           (46,988)
   Withdrawals                                           (10,031)             (72,768)          (208,698)         (341,489)
                                                        --------          -----------         ----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (20,163)          (1,666,833)           (87,804)         (391,074)
                                                        --------          -----------         ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (25,989)          (1,636,311)          (229,420)         (438,270)

NET ASSETS:
   Beginning of year                                      71,187            2,282,044          2,673,870         3,463,700
                                                        --------          -----------         ----------        ----------
   End of year                                          $ 45,198          $   645,733         $2,444,450        $3,025,430
                                                        ========          ===========         ==========        ==========

                            See accompanying notes.

                                   VL-R - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                          Divisions
                                                            --------------------------------------------------------------------
                                                             MFS VIT Growth     MFS VIT New          MFS VIT       MFS VIT Total
                                                            Series - Initial Discovery Series - Research Series - Return Series -
                                                                 Class         Initial Class      Initial Class    Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                               $   (45,466)      $   (27,439)       $     4,197       $ 10,109
   Net realized gain (loss) on investments                        300,233          (151,562)            83,292         10,788
   Capital gain distributions from mutual funds                        --           414,688                 --             --
   Net change in unrealized appreciation (depreciation)
     of investments                                             1,065,529           579,282            215,783         26,702
                                                              -----------       -----------        -----------       --------
Increase (decrease) in net assets resulting from
  operations                                                    1,320,296           814,969            303,272         47,599
                                                              -----------       -----------        -----------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   767,786           348,537            210,383            933
   Net transfers from (to) other Divisions or fixed rate
     option                                                      (357,382)          (20,818)           (23,399)        (2,309)
   Internal rollovers                                                  --                --                 --             --
   Cost of insurance and other charges                           (648,541)         (227,203)          (153,396)       (38,451)
   Administrative charges                                         (28,606)          (17,180)           (10,064)            --
   Policy loans                                                   (86,986)           (6,098)            (4,126)           (34)
   Death benefits                                                 (10,652)          (11,235)           (48,525)            --
   Withdrawals                                                   (628,040)         (391,562)          (109,773)       (35,459)
                                                              -----------       -----------        -----------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (992,421)         (325,559)          (138,900)       (75,320)
                                                              -----------       -----------        -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           327,875           489,410            164,372        (27,721)

NET ASSETS:
   Beginning of year                                            8,216,438         4,069,214          1,878,628        474,549
                                                              -----------       -----------        -----------       --------
   End of year                                                $ 8,544,313       $ 4,558,624        $ 2,043,000       $446,828
                                                              ===========       ===========        ===========       ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                               $   (36,102)      $   (34,567)       $        79       $  9,262
   Net realized gain (loss) on investments                        239,785            50,032            281,778          5,748
   Capital gain distributions from mutual funds                        --           617,915                 --             --
   Net change in unrealized appreciation (depreciation)
     of investments                                              (270,045)       (1,174,997)          (264,829)        (8,842)
                                                              -----------       -----------        -----------       --------
Increase (decrease) in net assets resulting from
  operations                                                      (66,362)         (541,617)            17,028          6,168
                                                              -----------       -----------        -----------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   853,015           396,753            239,738         17,833
   Net transfers from (to) other Divisions or fixed rate
     option                                                      (912,826)         (273,492)        (2,906,263)        20,390
   Internal rollovers                                                  --                --                 --             --
   Cost of insurance and other charges                           (752,733)         (263,020)          (171,399)       (37,108)
   Administrative charges                                         (32,765)          (19,620)           (11,483)            --
   Policy loans                                                   (77,374)          (73,110)           (78,038)           108
   Death benefits                                                 (88,837)               --            (34,380)        (9,327)
   Withdrawals                                                   (921,461)         (674,180)          (144,294)       (45,709)
                                                              -----------       -----------        -----------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                 (1,932,981)         (906,669)        (3,106,119)       (53,813)
                                                              -----------       -----------        -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (1,999,343)       (1,448,286)        (3,089,091)       (47,645)

NET ASSETS:
   Beginning of year                                           10,215,781         5,517,500          4,967,719        522,194
                                                              -----------       -----------        -----------       --------
   End of year                                                $ 8,216,438       $ 4,069,214        $ 1,878,628       $474,549
                                                              ===========       ===========        ===========       ========


                            See accompanying notes.

                                   VL-R - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                            Divisions
                                         ------------------------------------------------------------------------------
                                              Neuberger           Neuberger         Neuberger Berman      Oppenheimer
                                           Berman AMT Mid-       Berman AMT           AMT Socially      Global Strategic
                                             Cap Growth        Large Cap Value   Responsive Portfolio -  Income Fund/VA
                                         Portfolio - Class I Portfolio - Class I        Class I          (Non-Service)
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)              $  (27,849)          $    (29)             $  (148)            $   (56)
   Net realized gain (loss) on
     investments                                208,813               (340)                  49                   2
   Capital gain distributions from
     mutual funds                                    --                 --                   --                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                330,861              4,470                4,168                 775
                                             ----------           --------              -------             -------
Increase (decrease) in net assets
  resulting from operations                     511,825              4,101                4,069                 721
                                             ----------           --------              -------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                 390,078                 79                8,612                 667
   Net transfers from (to) other
     Divisions or fixed rate option              87,562                (79)                  18              43,104
   Internal rollovers                                --                 --                   --                  --
   Cost of insurance and other charges         (255,329)            (2,847)                (686)               (386)
   Administrative charges                       (18,766)                --                 (713)                 --
   Policy loans                                 (41,222)               (57)                  --                  28
   Death benefits                               (17,999)                --                   --                  --
   Withdrawals                                 (280,697)                --                   --                  --
                                             ----------           --------              -------             -------
Increase (decrease) in net assets
  resulting from principal transactions        (136,373)            (2,904)               7,231              43,413
                                             ----------           --------              -------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS         375,452              1,197               11,300              44,134

NET ASSETS:
   Beginning of year                          4,242,671             26,986               36,936                  --
                                             ----------           --------              -------             -------
   End of year                               $4,618,123           $ 28,183              $48,236             $44,134
                                             ==========           ========              =======             =======
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)              $  (30,927)          $   (246)             $   (73)
   Net realized gain (loss) on
     investments                                193,051              5,315                   40
   Capital gain distributions from
     mutual funds                                    --                 --                   --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               (153,594)            (6,308)              (1,350)
                                             ----------           --------              -------             -------
Increase (decrease) in net assets
  resulting from operations                       8,530             (1,239)              (1,383)
                                             ----------           --------              -------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                 457,659                 79                8,625
   Net transfers from (to) other
     Divisions or fixed rate option            (401,425)           (45,817)                 123
   Internal rollovers                                --                 --                   --
   Cost of insurance and other charges         (288,596)            (2,594)                (762)
   Administrative charges                       (23,373)                --                 (695)
   Policy loans                                 (55,008)               285                   --
   Death benefits                               (52,838)                --                   --
   Withdrawals                                 (541,075)                --                   --
                                             ----------           --------              -------             -------
Increase (decrease) in net assets
  resulting from principal transactions        (904,656)           (48,047)               7,291
                                             ----------           --------              -------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (896,126)           (49,286)               5,908

NET ASSETS:
   Beginning of year                          5,138,797             76,272               31,028
                                             ----------           --------              -------             -------
   End of year                               $4,242,671           $ 26,986              $36,936
                                             ==========           ========              =======             =======

                            See accompanying notes.

                                   VL-R - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                        Divisions
                                                            ----------------------------------------------------------------
                                                                                                                 PIMCO VIT
                                                                                                               CommodityReal
                                                             Oppenheimer      Oppenheimer    Oppenheimer High Return Strategy
                                                               Balanced    Global Securities Income Fund/VA -   Portfolio -
                                                            Fund/VA - Non-  Fund/VA - Non-     Non-Service    Administrative
                                                            Service Shares  Service Shares        Shares           Class
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                               $    8,296      $   79,331         $  6,837       $    33,766
   Net realized gain (loss) on investments                        16,678          93,718           (8,324)         (111,495)
   Capital gain distributions from mutual funds                       --              --               --            50,180
   Net change in unrealized appreciation (depreciation)
     of investments                                              118,298         806,359            4,863           101,531
                                                              ----------      ----------         --------       -----------
Increase (decrease) in net assets resulting from
  operations                                                     143,272         979,408            3,376            73,982
                                                              ----------      ----------         --------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  226,489         599,838            4,183           172,726
   Net transfers from (to) other Divisions or fixed rate
     option                                                        4,037        (153,798)         (64,349)           (4,327)
   Internal rollovers                                                 --              --               --                --
   Cost of insurance and other charges                           (92,954)       (296,818)          (2,596)          (98,953)
   Administrative charges                                        (11,552)        (30,615)              --            (8,843)
   Policy loans                                                   (9,268)        (41,020)             149           (20,561)
   Death benefits                                                   (469)         (2,193)              --            (3,970)
   Withdrawals                                                  (110,662)       (352,664)              (1)         (206,564)
                                                              ----------      ----------         --------       -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                     5,621        (277,270)         (62,614)         (170,492)
                                                              ----------      ----------         --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          148,893         702,138          (59,238)          (96,510)

NET ASSETS:
   Beginning of year                                           1,240,903       4,894,747           59,238         1,638,541
                                                              ----------      ----------         --------       -----------
   End of year                                                $1,389,796      $5,596,885         $     --       $ 1,542,031
                                                              ==========      ==========         ========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                               $   21,857      $   34,956         $  5,106       $   395,961
   Net realized gain (loss) on investments                        16,250          89,846            3,352            33,381
   Capital gain distributions from mutual funds                       --              --               --                --
   Net change in unrealized appreciation (depreciation)
     of investments                                              (31,595)       (555,632)          (7,399)         (472,456)
                                                              ----------      ----------         --------       -----------
Increase (decrease) in net assets resulting from
  operations                                                       6,512        (430,830)           1,059           (43,114)
                                                              ----------      ----------         --------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  205,996         685,304            6,083           239,488
   Net transfers from (to) other Divisions or fixed rate
     option                                                     (127,937)        247,916           (2,658)       (1,697,655)
   Internal rollovers                                                 --              --               --               155
   Cost of insurance and other charges                          (132,028)       (378,664)          (4,825)         (121,208)
   Administrative charges                                        (10,515)        (35,059)              --           (12,445)
   Policy loans                                                  (16,679)        (75,609)             171          (168,488)
   Death benefits                                                (20,128)           (566)          (1,295)               --
   Withdrawals                                                  (152,875)       (908,127)         (76,899)          (95,784)
                                                              ----------      ----------         --------       -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (254,166)       (464,805)         (79,423)       (1,855,937)
                                                              ----------      ----------         --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (247,654)       (895,635)         (78,364)       (1,899,051)

NET ASSETS:
   Beginning of year                                           1,488,557       5,790,382          137,602         3,537,592
                                                              ----------      ----------         --------       -----------
   End of year                                                $1,240,903      $4,894,747         $ 59,238       $ 1,638,541
                                                              ==========      ==========         ========       ===========

                            See accompanying notes.

                                   VL-R - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                             Divisions
                                              ----------------------------------------------------------------------
                                              PIMCO VIT Global
                                               Bond Portfolio    PIMCO VIT Real   PIMCO VIT Short-  PIMCO VIT Total
                                                (Unhedged) -   Return Portfolio - Term Portfolio - Return Portfolio -
                                               Administrative    Administrative    Administrative    Administrative
                                                   Class             Class             Class             Class
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                   $    646        $    67,132       $     17,640      $    343,385
   Net realized gain (loss) on investments             522            385,685             (7,474)            4,272
   Capital gain distributions from mutual
     funds                                           3,118            741,649             12,143           336,656
   Net change in unrealized appreciation
     (depreciation) of investments                    (870)           (33,066)           130,381           814,235
                                                  --------        -----------       ------------      ------------
Increase (decrease) in net assets resulting
  from operations                                    3,416          1,161,400            152,690         1,498,548
                                                  --------        -----------       ------------      ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                     15,086            966,390            410,418         1,332,873
   Net transfers from (to) other Divisions
     or fixed rate option                           (4,047)           534,386            318,843         1,600,329
   Internal rollovers                                   --                 --                 --                --
   Cost of insurance and other charges              (8,238)          (778,626)          (283,447)       (1,011,309)
   Administrative charges                             (755)           (45,969)           (20,497)          (65,090)
   Policy loans                                         --           (165,786)           (20,419)          (93,951)
   Death benefits                                       --            (36,735)           (27,876)          (25,650)
   Withdrawals                                        (437)        (1,089,142)        (3,699,081)       (1,847,458)
                                                  --------        -----------       ------------      ------------
Increase (decrease) in net assets resulting
  from principal transactions                        1,609           (615,482)        (3,322,059)         (110,256)
                                                  --------        -----------       ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              5,025            545,918         (3,169,369)        1,388,292

NET ASSETS:
   Beginning of year                                49,556         14,253,301          9,813,692        16,584,031
                                                  --------        -----------       ------------      ------------
   End of year                                    $ 54,581        $14,799,219       $  6,644,323      $ 17,972,323
                                                  ========        ===========       ============      ============
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                   $  1,430        $   209,050       $     30,019      $    470,506
   Net realized gain (loss) on investments           1,031             75,546           (128,842)         (342,781)
   Capital gain distributions from mutual
     funds                                           1,091            412,995             20,383           242,071
   Net change in unrealized appreciation
     (depreciation) of investments                   1,236            780,044            (67,891)          588,135
                                                  --------        -----------       ------------      ------------
Increase (decrease) in net assets resulting
  from operations                                    4,788          1,477,635           (146,331)          957,931
                                                  --------        -----------       ------------      ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                     14,795          1,220,463            440,963         1,671,410
   Net transfers from (to) other Divisions
     or fixed rate option                              (56)          (315,044)        20,981,816       (11,743,158)
   Internal rollovers                                   --                 --                186               216
   Cost of insurance and other charges             (12,466)          (894,888)          (326,678)       (1,207,234)
   Administrative charges                             (740)           (61,286)           (21,945)          (84,193)
   Policy loans                                         --           (251,189)           (37,039)         (841,449)
   Death benefits                                       --            (64,183)            (1,678)         (102,112)
   Withdrawals                                     (35,742)        (1,097,592)       (16,291,047)       (1,723,503)
                                                  --------        -----------       ------------      ------------
Increase (decrease) in net assets resulting
  from principal transactions                      (34,209)        (1,463,719)         4,744,578       (14,030,023)
                                                  --------        -----------       ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (29,421)            13,916          4,598,247       (13,072,092)

NET ASSETS:
   Beginning of year                                78,977         14,239,385          5,215,445        29,656,123
                                                  --------        -----------       ------------      ------------
   End of year                                    $ 49,556        $14,253,301       $  9,813,692      $ 16,584,031
                                                  ========        ===========       ============      ============

                            See accompanying notes.

                                   VL-R - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                                                           Pioneer Mid Cap
                                                                         Pioneer Growth       Value VCT        Putnam VT
                                                    Pioneer Fund VCT    Opportunities VCT    Portfolio -   Diversified Income
                                                   Portfolio - Class I Portfolio - Class I     Class I      Fund - Class IB
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                        $   16,543          $  (13,286)        $  2,871         $  334,253
   Net realized gain (loss) on investments                (11,300)             88,881           21,776           (120,921)
   Capital gain distributions from mutual funds            51,889                  --               --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                         85,850              87,808           58,415            474,465
                                                       ----------          ----------         --------         ----------
Increase (decrease) in net assets resulting from
  operations                                              142,982             163,403           83,062            687,797
                                                       ----------          ----------         --------         ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           102,284             188,892           88,167            273,074
   Net transfers from (to) other Divisions or
     fixed rate option                                     (8,173)           (106,927)         (33,421)           123,414
   Internal rollovers                                          --                  --               --                 --
   Cost of insurance and other charges                    (96,808)           (173,079)         (40,043)          (297,571)
   Administrative charges                                  (3,474)             (7,298)          (4,452)           (14,210)
   Policy loans                                            (9,278)            (21,103)         (22,440)            18,515
   Death benefits                                          (7,015)             (4,281)              --               (368)
   Withdrawals                                           (104,556)           (142,815)         (18,072)          (228,402)
                                                       ----------          ----------         --------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (127,020)           (266,611)         (30,261)          (125,548)
                                                       ----------          ----------         --------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    15,962            (103,208)          52,801            562,249

NET ASSETS:
   Beginning of year                                    1,500,448           2,482,486          820,496          6,267,641
                                                       ----------          ----------         --------         ----------
   End of year                                         $1,516,410          $2,379,278         $873,297         $6,829,890
                                                       ==========          ==========         ========         ==========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                        $   18,380          $  (16,744)        $    528         $  647,779
   Net realized gain (loss) on investments                  9,902              62,967            6,805           (125,979)
   Capital gain distributions from mutual funds           106,837                  --               --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                       (215,753)           (118,841)         (47,509)          (747,116)
                                                       ----------          ----------         --------         ----------
Increase (decrease) in net assets resulting from
  operations                                              (80,634)            (72,618)         (40,176)          (225,316)
                                                       ----------          ----------         --------         ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           120,764             200,620          113,793            260,390
   Net transfers from (to) other Divisions or
     fixed rate option                                   (288,756)           (286,876)         158,366           (229,581)
   Internal rollovers                                          --                  --               --                 --
   Cost of insurance and other charges                   (126,708)           (199,023)         (46,400)          (338,151)
   Administrative charges                                  (4,213)             (7,789)          (5,747)           (13,381)
   Policy loans                                             8,242               8,641           (8,495)           (40,075)
   Death benefits                                         (90,588)             (9,225)              --             (4,802)
   Withdrawals                                           (133,626)           (206,778)         (19,821)          (283,365)
                                                       ----------          ----------         --------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (514,885)           (500,430)         191,696           (648,965)
                                                       ----------          ----------         --------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (595,519)           (573,048)         151,520           (874,281)

NET ASSETS:
   Beginning of year                                    2,095,967           3,055,534          668,976          7,141,922
                                                       ----------          ----------         --------         ----------
   End of year                                         $1,500,448          $2,482,486         $820,496         $6,267,641
                                                       ==========          ==========         ========         ==========

                            See accompanying notes.

                                   VL-R - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                        Divisions
                                                           -------------------------------------------------------------------
                                                             Putnam VT
                                                            Growth and        Putnam VT      Putnam VT Multi-  Putnam VT Small
                                                           Income Fund - International Value Cap Growth Fund - Cap Value Fund -
                                                             Class IB      Fund - Class IB       Class IB          Class IB
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                             $   112,417      $    99,779         $    (109)       $    (138)
   Net realized gain (loss) on investments                      207,138          (40,930)            2,110            6,068
   Capital gain distributions from mutual funds                      --               --                --               --
   Net change in unrealized appreciation
     (depreciation) of investments                            1,272,680          749,909             2,797           21,710
                                                            -----------      -----------         ---------        ---------
Increase (decrease) in net assets resulting from
  operations                                                  1,592,235          808,758             4,798           27,640
                                                            -----------      -----------         ---------        ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                 797,415          545,525                --            5,317
   Net transfers from (to) other Divisions or fixed rate
     option                                                     (95,822)        (121,466)               73              337
   Internal rollovers                                                --               --                --               --
   Cost of insurance and other charges                         (682,559)        (348,914)           (1,379)          (9,904)
   Administrative charges                                       (36,874)         (25,525)               --             (256)
   Policy loans                                                 (49,895)          21,819               (97)            (116)
   Death benefits                                               (40,203)          (7,564)               --               --
   Withdrawals                                                 (646,177)        (342,556)           (2,293)          (3,925)
                                                            -----------      -----------         ---------        ---------
Increase (decrease) in net assets resulting from
  principal transactions                                       (754,115)        (278,681)           (3,696)          (8,547)
                                                            -----------      -----------         ---------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         838,120          530,077             1,102           19,093

NET ASSETS:
   Beginning of year                                          8,894,899        4,000,551            30,636          166,983
                                                            -----------      -----------         ---------        ---------
   End of year                                              $ 9,733,019      $ 4,530,628         $  31,738        $ 186,076
                                                            ===========      ===========         =========        =========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                             $    67,041      $    99,009         $    (528)       $    (197)
   Net realized gain (loss) on investments                      202,902           59,580             2,224            1,369
   Capital gain distributions from mutual funds                      --               --                --               --
   Net change in unrealized appreciation
     (depreciation) of investments                             (739,386)        (831,714)          (10,141)         (18,271)
                                                            -----------      -----------         ---------        ---------
Increase (decrease) in net assets resulting from
  operations                                                   (469,443)        (673,125)           (8,445)         (17,099)
                                                            -----------      -----------         ---------        ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                 939,679          626,740             3,201            8,159
   Net transfers from (to) other Divisions or fixed rate
     option                                                     (97,591)        (212,918)          (10,393)           2,946
   Internal rollovers                                                --               --                --               --
   Cost of insurance and other charges                         (742,586)        (451,017)           (2,537)         (13,274)
   Administrative charges                                       (43,836)         (29,919)               --             (284)
   Policy loans                                                 (83,772)         (22,143)              (22)             (69)
   Death benefits                                              (114,058)        (172,375)               --             (948)
   Withdrawals                                                 (823,676)        (503,571)         (131,610)        (121,404)
                                                            -----------      -----------         ---------        ---------
Increase (decrease) in net assets resulting from
  principal transactions                                       (965,840)        (765,203)         (141,361)        (124,874)
                                                            -----------      -----------         ---------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (1,435,283)      (1,438,328)         (149,806)        (141,973)

NET ASSETS:
   Beginning of year                                         10,330,182        5,438,879           180,442          308,956
                                                            -----------      -----------         ---------        ---------
   End of year                                              $ 8,894,899      $ 4,000,551         $  30,636        $ 166,983
                                                            ===========      ===========         =========        =========

                            See accompanying notes.

                                   VL-R - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                                      SunAmerica
                                                     Putnam VT        Aggressive          SunAmerica          UIF Growth
                                                   Voyager Fund - Growth Portfolio - Balanced Portfolio - Portfolio - Class I
                                                      Class IB         Class 1             Class 1              Shares
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                      $    (375)       $   (7,312)         $   11,582          $  (13,360)
   Net realized gain (loss) on investments              (4,845)           85,992              83,806              43,318
   Capital gain distributions from mutual funds             --                --                  --             117,813
   Net change in unrealized appreciation
     (depreciation) of investments                      21,083            87,816              95,493             173,495
                                                     ---------        ----------          ----------          ----------
Increase (decrease) in net assets resulting from
  operations                                            15,863           166,496             190,881             321,266
                                                     ---------        ----------          ----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          1,147           155,197             169,329             237,807
   Net transfers from (to) other Divisions or
     fixed rate option                                 (37,198)         (219,941)              6,765              (4,811)
   Internal rollovers                                       --                --                  --                  --
   Cost of insurance and other charges                  (8,811)          (68,904)           (145,372)           (208,189)
   Administrative charges                                   --            (7,733)             (8,393)             (7,487)
   Policy loans                                            (67)          (18,680)            (18,960)            (16,630)
   Death benefits                                           --                --              (4,426)                 --
   Withdrawals                                              --           (64,501)            (75,159)           (175,811)
                                                     ---------        ----------          ----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                               (44,929)         (224,562)            (76,216)           (175,121)
                                                     ---------        ----------          ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (29,066)          (58,066)            114,665             146,145

NET ASSETS:
   Beginning of year                                   143,379         1,139,542           1,584,195           2,388,116
                                                     ---------        ----------          ----------          ----------
   End of year                                       $ 114,313        $1,081,476          $1,698,860          $2,534,261
                                                     =========        ==========          ==========          ==========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                      $  (2,059)       $   (6,542)         $   17,000          $  (11,851)
   Net realized gain (loss) on investments             (12,050)           11,417              15,359              59,601
   Capital gain distributions from mutual funds             --                --                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                     (41,199)          (10,656)             (4,962)           (103,642)
                                                     ---------        ----------          ----------          ----------
Increase (decrease) in net assets resulting from
  operations                                           (55,308)           (5,781)             27,397             (55,892)
                                                     ---------        ----------          ----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          4,348           171,710             259,003             251,823
   Net transfers from (to) other Divisions or
     fixed rate option                                   1,586           259,806              63,812             (73,041)
   Internal rollovers                                       --                --                  --               4,150
   Cost of insurance and other charges                 (11,112)          (98,067)           (141,856)           (229,107)
   Administrative charges                                   --            (8,544)            (12,930)             (8,206)
   Policy loans                                              6           (16,430)            (18,545)            (42,598)
   Death benefits                                           --               (86)                 --            (111,488)
   Withdrawals                                        (150,341)          (70,545)            (88,071)           (265,367)
                                                     ---------        ----------          ----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                              (155,513)          237,844              61,413            (473,834)
                                                     ---------        ----------          ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (210,821)          232,063              88,810            (529,726)

NET ASSETS:
   Beginning of year                                   354,200           907,479           1,495,385           2,917,842
                                                     ---------        ----------          ----------          ----------
   End of year                                       $ 143,379        $1,139,542          $1,584,195          $2,388,116
                                                     =========        ==========          ==========          ==========

                            See accompanying notes.

                                   VL-R - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                      Divisions
                                                           ---------------------------------------------------------------
                                                           VALIC Company I VALIC Company I VALIC Company I VALIC Company I
                                                            International   Mid Cap Index  Money Market I  Nasdaq-100 Index
                                                            Equities Fund       Fund            Fund             Fund
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                              $    48,489     $    53,872     $   (83,985)     $   (5,193)
   Net realized gain (loss) on investments                       (48,725)        132,679              --          71,245
   Capital gain distributions from mutual funds                       --         440,630              --          91,280
   Net change in unrealized appreciation
     (depreciation) of investments                               338,431       1,327,855              (2)        455,943
                                                             -----------     -----------     -----------      ----------
Increase (decrease) in net assets resulting from
  operations                                                     338,195       1,955,036         (83,987)        613,275
                                                             -----------     -----------     -----------      ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  208,080         956,318       2,546,338         333,520
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (7,798)       (610,121)      1,929,133        (160,222)
   Internal rollovers                                                 --              --              --              --
   Cost of insurance and other charges                          (126,740)       (749,756)     (2,044,366)       (186,993)
   Administrative charges                                        (10,071)        (42,492)        (98,802)        (15,599)
   Policy loans                                                  (14,547)        (81,418)         68,409         (86,197)
   Death benefits                                                   (377)        (34,691)       (114,921)        (13,784)
   Withdrawals                                                  (127,444)       (847,634)     (5,446,505)       (239,838)
                                                             -----------     -----------     -----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                                         (78,897)     (1,409,794)     (3,160,714)       (369,113)
                                                             -----------     -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          259,298         545,242      (3,244,701)        244,162

NET ASSETS:
   Beginning of year                                           2,085,235      12,207,470      17,189,014       3,611,343
                                                             -----------     -----------     -----------      ----------
   End of year                                               $ 2,344,533     $12,752,712     $13,944,313      $3,855,505
                                                             ===========     ===========     ===========      ==========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                              $    48,125     $    35,173     $   (91,458)     $  (10,533)
   Net realized gain (loss) on investments                        53,859         370,471              --         133,318
   Capital gain distributions from mutual funds                       --         756,929              --         439,335
   Net change in unrealized appreciation
     (depreciation) of investments                              (422,428)     (1,466,098)             --        (466,467)
                                                             -----------     -----------     -----------      ----------
Increase (decrease) in net assets resulting from
  operations                                                    (320,444)       (303,525)        (91,458)         95,653
                                                             -----------     -----------     -----------      ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  266,972       1,020,232       3,042,033         352,526
   Net transfers from (to) other Divisions or fixed rate
     option                                                     (288,554)       (924,695)      5,831,419        (259,866)
   Internal rollovers                                                 --           4,150              --              --
   Cost of insurance and other charges                          (171,921)       (862,586)     (2,492,125)       (220,918)
   Administrative charges                                        (12,761)        (45,303)       (123,344)        (16,530)
   Policy loans                                                  (28,182)       (156,865)        (16,390)        (56,714)
   Death benefits                                                 (4,909)        (67,054)         (7,946)        (34,011)
   Withdrawals                                                  (633,664)       (847,389)     (5,729,784)       (244,257)
                                                             -----------     -----------     -----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                                        (873,019)     (1,879,510)        503,863        (479,770)
                                                             -----------     -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (1,193,463)     (2,183,035)        412,405        (384,117)

NET ASSETS:
   Beginning of year                                           3,278,698      14,390,505      16,776,609       3,995,460
                                                             -----------     -----------     -----------      ----------
   End of year                                               $ 2,085,235     $12,207,470     $17,189,014      $3,611,343
                                                             ===========     ===========     ===========      ==========

                            See accompanying notes.

                                   VL-R - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                  Divisions
                                                      -----------------------------------------------------------------
                                                      VALIC Company I VALIC Company I                  Vanguard VIF High
                                                         Science &    Small Cap Index VALIC Company I     Yield Bond
                                                      Technology Fund      Fund       Stock Index Fund     Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $   (7,439)     $    34,252     $   208,560       $  346,605
   Net realized gain (loss) on investments                  22,416          215,056         276,804           62,943
   Capital gain distributions from mutual funds                 --               --         270,628               --
   Net change in unrealized appreciation
     (depreciation) of investments                         122,205          601,579       1,725,998          502,801
                                                        ----------      -----------     -----------       ----------
Increase (decrease) in net assets resulting from
  operations                                               137,182          850,887       2,481,990          912,349
                                                        ----------      -----------     -----------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            126,643          523,669       1,383,715          686,091
   Net transfers from (to) other Divisions or fixed
     rate option                                            (9,055)        (937,446)       (189,862)         148,026
   Internal rollovers                                           --               --              --               --
   Cost of insurance and other charges                     (69,134)        (277,157)     (1,373,049)        (367,543)
   Administrative charges                                   (5,946)         (25,896)        (59,171)         (32,787)
   Policy loans                                            (27,782)         (39,082)       (217,094)         (37,514)
   Death benefits                                               --           (4,554)        (42,642)         (26,277)
   Withdrawals                                             (46,934)        (555,905)     (1,131,189)        (462,464)
                                                        ----------      -----------     -----------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                   (32,208)      (1,316,371)     (1,629,292)         (92,468)
                                                        ----------      -----------     -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    104,974         (465,484)        852,698          819,881

NET ASSETS:
   Beginning of year                                     1,189,330        6,058,863      16,944,543        6,717,411
                                                        ----------      -----------     -----------       ----------
   End of year                                          $1,294,304      $ 5,593,379     $17,797,241       $7,537,292
                                                        ==========      ===========     ===========       ==========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $   (8,175)     $    20,429     $   182,615       $  457,174
   Net realized gain (loss) on investments                  50,250          100,225         513,122          (21,557)
   Capital gain distributions from mutual funds                 --               --         989,702               --
   Net change in unrealized appreciation
     (depreciation) of investments                        (125,593)        (454,117)     (1,323,733)         (15,591)
                                                        ----------      -----------     -----------       ----------
Increase (decrease) in net assets resulting from
  operations                                               (83,518)        (333,463)        361,706          420,026
                                                        ----------      -----------     -----------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            160,812          528,123       1,530,114          731,427
   Net transfers from (to) other Divisions or fixed
     rate option                                           (20,128)          75,035      (3,952,474)         (83,776)
   Internal rollovers                                           --               --              --              155
   Cost of insurance and other charges                     (79,177)        (376,417)     (1,578,433)        (420,795)
   Administrative charges                                   (7,671)         (25,658)        (65,779)         (36,132)
   Policy loans                                             (3,876)        (147,514)       (221,903)        (106,963)
   Death benefits                                               --          (41,094)        (39,113)          (2,092)
   Withdrawals                                            (117,967)        (283,345)     (1,071,560)        (636,123)
                                                        ----------      -----------     -----------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                   (68,007)        (270,870)     (5,399,148)        (554,299)
                                                        ----------      -----------     -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (151,525)        (604,333)     (5,037,442)        (134,273)

NET ASSETS:
   Beginning of year                                     1,340,855        6,663,196      21,981,985        6,851,684
                                                        ----------      -----------     -----------       ----------
   End of year                                          $1,189,330      $ 6,058,863     $16,944,543       $6,717,411
                                                        ==========      ===========     ===========       ==========

                            See accompanying notes.

                                   VL-R - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                          Divisions
                                                                         ------------
                                                                         Vanguard VIF
                                                                          REIT Index
                                                                          Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                                          $   163,088
   Net realized gain (loss) on investments                                   490,344
   Capital gain distributions from mutual funds                              419,461
   Net change in unrealized appreciation (depreciation) of investments       790,800
                                                                         -----------
Increase (decrease) in net assets resulting from operations                1,863,693
                                                                         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            1,152,779
   Net transfers from (to) other Divisions or fixed rate option              (66,384)
   Internal rollovers                                                             --
   Cost of insurance and other charges                                      (677,609)
   Administrative charges                                                    (56,057)
   Policy loans                                                             (130,973)
   Death benefits                                                            (20,751)
   Withdrawals                                                            (1,011,914)
                                                                         -----------
Increase (decrease) in net assets resulting from principal transactions     (810,909)
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,052,784

NET ASSETS:
   Beginning of year                                                      11,391,819
                                                                         -----------
   End of year                                                           $12,444,603
                                                                         ===========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                          $   126,660
   Net realized gain (loss) on investments                                   302,985
   Capital gain distributions from mutual funds                              144,513
   Net change in unrealized appreciation (depreciation) of investments       329,480
                                                                         -----------
Increase (decrease) in net assets resulting from operations                  903,638
                                                                         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            1,346,406
   Net transfers from (to) other Divisions or fixed rate option           (1,886,820)
   Internal rollovers                                                             --
   Cost of insurance and other charges                                      (773,126)
   Administrative charges                                                    (66,228)
   Policy loans                                                             (219,527)
   Death benefits                                                             (6,847)
   Withdrawals                                                            (1,152,646)
                                                                         -----------
Increase (decrease) in net assets resulting from principal transactions   (2,758,788)
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (1,855,150)

NET ASSETS:
   Beginning of year                                                      13,246,969
                                                                         -----------
   End of year                                                           $11,391,819
                                                                         ===========

                            See accompanying notes.

                                   VL-R - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate
Account: AG Legacy Plus, Corporate America, Platinum Investor I, Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II, Platinum Investor VIP, AG Corporate Investor, AG Income Advantage VUL, Income Advantage Select, Protection Advantage Select, Survivor Advantage, and Corporate Investor Select. These products are no longer available for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (5)
               Invesco V.I. Core Equity Fund - Series I (2) (6)
              Invesco V.I. Global Real Estate Fund - Series I (7)
              Invesco V.I. Government Securities Fund - Series I
                 Invesco V.I. High Yield Fund - Series I (16)
             Invesco V.I. International Growth Fund - Series I (8)
     Invesco Van Kampen V.I. American Franchise Fund - Series I (10) (15)
            Invesco Van Kampen V.I. Government Fund - Series I (11)
        Invesco Van Kampen V.I. Growth and Income Fund - Series I (12)
          Invesco Van Kampen V.I. High Yield Fund - Series I (2) (13)

                        THE ALGER PORTFOLIOS ("ALGER"):
            Alger Capital Appreciation Portfolio - Class I-2 Shares
               Alger Mid Cap Growth Portfolio - Class I-2 Shares

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
                   American Century VP Value Fund - Class I

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                Credit Suisse U.S. Equity Flex I Portfolio (18)

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
            Dreyfus IP MidCap Stock Portfolio - Initial Shares (2)

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
          Dreyfus VIF International Value Portfolio - Initial Shares Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares (2) (4)
            Dreyfus VIF Quality Bond Portfolio - Initial Shares (2)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2
              Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
     Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2

                                   VL-R - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"): -
                                   CONTINUED
          Franklin Templeton Franklin U.S. Government Fund - Class 2
          Franklin Templeton Mutual Shares Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
    Goldman Sachs VIT Strategic Growth Fund - Institutional Shares (1) (9)

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
               Janus Aspen Enterprise Portfolio - Service Shares
                 Janus Aspen Forty Portfolio - Service Shares
                Janus Aspen Overseas Portfolio - Service Shares
             Janus Aspen Worldwide Portfolio - Service Shares (2)

                           JPMORGAN INSURANCE TRUST:
            JPMorgan Insurance Trust Core Bond Portfolio - Class 1
       JPMorgan Insurance Trust International Equity Portfolio - Class 1
        JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 (2)
          JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
               MFS(R) VIT Core Equity Series - Initial Class (2)
                 MFS(R) VIT Growth Series - Initial Class (2)
                MFS(R) VIT New Discovery Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class
                MFS(R) VIT Total Return Series - Initial Class

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I Neuberger Berman AMT Large Cap Value Portfolio - Class I(16) Neuberger Berman AMT Socially Responsive Portfolio - Class I

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
               Oppenheimer Balanced Fund/VA - Non-Service Shares
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
        Oppenheimer Global Strategic Income Fund/VA (Non-Service) (19)

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
       PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
                 Pioneer Mid Cap Value VCT Portfolio - Class I

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
                 Putnam VT Diversified Income Fund - Class IB
                  Putnam VT Growth and Income Fund - Class IB
               Putnam VT International Value Fund - Class IB (3)
                Putnam VT Multi-Cap Growth Fund - Class IB (14)
                   Putnam VT Small Cap Value Fund - Class IB
                     Putnam VT Vista Fund - Class IB (14)

                                   VL-R - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

               PUTNAM VARIABLE TRUST ("PUTNAM VT"): - CONTINUED
                       Putnam VT Voyager Fund - Class IB

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
                UIF Growth Portfolio - Class I Shares (2) (17)

                               VALIC COMPANY I:
                  VALIC Company I International Equities Fund
                      VALIC Company I Mid Cap Index Fund
                      VALIC Company I Money Market I Fund
                   VALIC Company I Nasdaq-100(R) Index Fund
                   VALIC Company I Science & Technology Fund
                     VALIC Company I Small Cap Index Fund
                       VALIC Company I Stock Index Fund

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                   Vanguard(R) VIF High Yield Bond Portfolio
                     Vanguard(R) VIF REIT Index Portfolio

(1) Effective May 1, 2003, Goldman Sachs VIT Capital Growth Fund - Institutional Shares is not available for new investments in existing policies.
(2) Effective May 1, 2006, this division is no longer offered as an investment option for applicable policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor and Corporate America policies.
(3) Effective February 1, 2010, Putnam VT International Growth and Income Fund changed its name to Putnam VT International Value Fund.
(4) Effective April 19, 2010, Dreyfus VIF Developing Leaders Portfolio - Initial Shares changed its name to Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares.
(5) Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(6) Effective April 30, 2010, AIM V.I. Core Equity Fund - Series I changed its name to Invesco V.I. Core Equity Fund - Series I.
(7) Effective April 30, 2010, AIM V.I. Global Real Estate Fund - Series I changed its name to Invesco V.I. Global Real Estate Fund - Series I.
(8) Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(9) Effective April 30, 2010, Goldman Sachs VIT Capital Growth Fund - Institutional Shares changed its name to Goldman Sachs VIT Strategic
     Growth Fund - Institutional Shares.
(10) Effective June 1, 2010, Van Kampen LIT Capital Growth Portfolio - Class I was acquired by the Invesco Van Kampen V.I. Capital Growth Fund - Series I.
(11) Effective June 1, 2010, Van Kampen LIT Government Portfolio - Class I was acquired by the Invesco Van Kampen V.I. Government Fund - Series I.
(12) Effective June 1, 2010, Van Kampen LIT Growth and Income Portfolio -
     Class I was acquired by the Invesco Van Kampen V.I. Growth and Income Fund
     - Series I.
(13) Effective June 1, 2010, UIF High Yield Portfolio - Class I was acquired by the Invesco Van Kampen V.I. High Yield Fund - Series I.
(14) Effective September 24, 2010, Putnam VT Vista Fund - Class IB merged into Putnam VT New Opportunities Fund - Class IB, which subsequently changed it's name to Putnam VT Multi-Cap Growth Fund - Class IB.

                                   VL-R - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

(15) Effective April 29, 2011, Invesco Van Kampen V.I. Government Fund -
     Series I was acquired by Invesco V.I. Government Securities Fund -
     Series I.
(16) Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund -
     Series I was acquired by Invesco V.I. High Yield Fund - Series I.
(17) Effective May 2, 2011, UIF Capital Growth Portfolio - Class I changed its name to UIF Growth Portfolio - Class I.
(18) Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.
(19) The Oppenheimer High Income Fund/VA merged into the Oppenheimer Global Strategic Income Fund/VA on October 26, 2012.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                                   VL-R - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

INTERNAL ROLLOVERS - A policy owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included in the Statements of Changes in Net Assets under principal transactions.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Separate Account assets measured at fair value as of December 31, 2012 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2012, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2012, is presented.

                                   VL-R - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. For AG Corporate Investor, Corporate America, and Corporate Investor Select policies, the Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. A summary of premium expense charges for AG Corporate Investor, Corporate America, and Corporate Investor Select policies follows:

POLICIES                   PREMIUM EXPENSE
--------                   ---------------------------------------------------
AG Corporate Investor      4% up to the "target premium" and 5% on any premium
                           amounts in excess of the "target premium" for policy years 1-3. 9% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 4-7. 5% of all premium payments in policy years 8 and thereafter.

Corporate America          9% up to the "target premium" and 5% on any premium
                           amounts in excess of the "target premium" for policy years 1-7. 5% of all premium payments in policy years 8 and thereafter.

Corporate Investor Select  4% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 1-3. 9% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 4-7. 5% of all premium payments in policy years 8 and thereafter.

The "target premium" is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

For other policies offered through the Separate Account (except for AG Corporate Investor, Corporate America, Corporate Investor Select, AG Legacy Plus, and Legacy Plus), the following premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account.

                                                CURRENT PREMIUM
                POLICIES                        EXPENSE CHARGE
                --------                        ---------------
                AG Income Advantage VUL              5.00%
                Income Advantage Select              5.00%
                Platinum Investor I and II           2.50%
                Platinum Investor III                5.00%
                Platinum Investor IV                 5.00%
                Platinum Investor FlexDirector       5.00%
                Platinum Investor PLUS               5.00%
                Platinum Investor Survivor           6.50%
                Platinum Investor Survivor II        5.00%
                Platinum Investor VIP                5.00%
                Protection Advantage Select          5.00%
                Survivor Advantage                   5.00%

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of these charges by policy follows:

                               MORTALITY AND EXPENSE                                          SECOND REDUCTION IN
                               RISK AND ADMINISTRATIVE  FIRST REDUCTION IN MORTALITY AND     MORTALITY AND EXPENSE
                                  CHARGES MAXIMUM              EXPENSE RISK AND             RISK AND ADMINISTRATIVE
POLICIES                            ANNUAL RATE           ADMINISTRATIVE CHARGES RATE             CHARGES RATE
--------                       -----------------------  --------------------------------  -----------------------------
AG Corporate Investor                  0.65%             0.25% after 10th policy year     0.25% after 20th policy year
AG Income Advantage VUL                0.70%             0.35% after 10th policy year     0.20% after 20th policy year
AG Legacy Plus                         0.90%             0.25% after 10th policy year     0.25% after 20th policy year
Corporate America                      0.35%             0.10% after 10th policy year     0.10% after 20th policy year
Corporate America (reduced
  surrender charge)                    0.65%             0.25% after 10th policy year     0.25% after 20th policy year
Corporate Investor Select              0.65%             0.25% after 10th policy year     0.25% after 20th policy year
Income Advantage Select                0.70%             0.35% after 10th policy year     0.20% after 20th policy year
Legacy Plus                            0.75%             0.25% after 10th policy year     0.25% after 20th policy year
Platinum Investor I and II             0.75%             0.25% after 10th policy year     0.25% after 20th policy year
Platinum Investor III                  0.70%             0.25% after 10th policy year     0.35% after 20th policy year
Platinum Investor IV                   0.70%             0.35% after 10th policy year     0.25% after 20th policy year
Platinum Investor FlexDirector         0.70%             0.25% after 10th policy year     0.35% after 20th policy year
Platinum Investor PLUS                 0.70%             0.25% after 10th policy year     0.35% after 20th policy year
Platinum Investor Survivor             0.40%             0.20% after 10th policy year     0.10% after 30th policy year
Platinum Investor Survivor II          0.75%             0.25% after 15th policy year     0.35% after 30th policy year
Platinum Investor VIP                  0.70%             0.35% after 10th policy year     0.20% after 20th policy year
Protection Advantage Select            0.70%             0.35% after 10th policy year     0.20% after 20th policy year
Survivor Advantage                     0.70%             0.35% after 10th policy year     0.20% after 20th policy year

                                   VL-R - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - POLICY CHARGES - CONTINUED

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER CHARGE - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statements of Operations.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administration charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. For partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statements of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VL-R - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                             Cost of    Proceeds
Divisions                                                                   Purchases  from Sales
---------                                                                   ---------- ----------
Alger Capital Appreciation Portfolio - Class I-2 Shares                     $  634,295 $  621,850
Alger Mid Cap Growth Portfolio - Class I-2 Shares                              423,459    926,195
American Century VP Value Fund - Class I                                     3,619,160  4,249,183
Credit Suisse U.S. Equity Flex I Portfolio
Dreyfus IP MidCap Stock Portfolio - Initial Shares                           1,077,974  1,343,917
Dreyfus VIF International Value Portfolio - Initial Shares                      19,036     11,586
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares               3,492,847  3,350,816
Dreyfus VIF Quality Bond Portfolio - Initial Shares                          1,562,879  2,009,723
Fidelity VIP Asset Manager Portfolio - Service Class 2                       1,394,151  1,709,852
Fidelity VIP Contrafund Portfolio - Service Class 2                          4,733,698  6,309,285
Fidelity VIP Equity-Income Portfolio - Service Class 2                       4,195,368  3,564,397
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                          104,899     86,628
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                          286,338    129,752
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                          183,866    261,839
Fidelity VIP Growth Portfolio - Service Class 2                              2,474,002  4,340,382
Fidelity VIP Mid Cap Portfolio - Service Class 2                             1,922,205  1,738,118
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2        1,068,528  1,436,760
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2       8,361      7,839
Franklin Templeton Franklin U.S. Government Fund - Class 2                     643,189    756,157
Franklin Templeton Mutual Shares Securities Fund - Class 2                   1,473,503  1,855,400
Franklin Templeton Templeton Foreign Securities Fund - Class 2               1,150,285  1,403,428
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares                  49,649    337,662
Invesco V.I. Core Equity Fund - Series I                                     1,363,689  2,176,869
Invesco V.I. Global Real Estate Fund - Series I                                 21,822     14,775
Invesco V.I. Government Securities Fund - Series I                              30,884     36,792
Invesco V.I. High Yield Fund - Series I                                        277,073    210,460
Invesco V.I. International Growth Fund - Series I                            1,655,338  2,072,594
Invesco Van Kampen V.I. American Franchise Fund - Series I                       1,424      2,302
Invesco Van Kampen V.I. Government Fund - Series I
Invesco Van Kampen V.I. Growth and Income Fund - Series I                    1,451,845  2,066,462
Invesco Van Kampen V.I. High Yield Fund - Series I
Janus Aspen Enterprise Portfolio - Service Shares                            1,393,829  1,827,221
Janus Aspen Forty Portfolio - Service Shares                                    30,229     16,355
Janus Aspen Overseas Portfolio - Service Shares                              3,170,853  3,131,755
Janus Aspen Worldwide Portfolio - Service Shares                               722,182  1,060,333
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                          16,522     12,733
JPMorgan Insurance Trust International Equity Portfolio - Class 1                9,648      9,012
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                     152,393    207,350
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                    599,203    753,062
MFS VIT Core Equity Series - Initial Class                                     831,304  1,136,723
MFS VIT Growth Series - Initial Class                                        1,239,594  2,277,480
MFS VIT New Discovery Series - Initial Class                                 1,457,106  1,395,415
MFS VIT Research Series - Initial Class                                        540,596    675,299
MFS VIT Total Return Series - Initial Class                                    127,206    192,417
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                      1,313,839  1,478,060
Neuberger Berman AMT Large Cap Value Portfolio - Class I                           210      3,144
Neuberger Berman AMT Socially Responsive Portfolio - Class I                     7,661        578
Oppenheimer Global Strategic Income Fund/VA (Non-Service)                       43,633        277
Oppenheimer Balanced Fund/VA - Non-Service Shares                              249,283    235,367
Oppenheimer Global Securities Fund/VA - Non-Service Shares                   1,515,905  1,713,844
Oppenheimer High Income Fund/VA - Non-Service Shares                            42,627     98,404
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class        559,099    645,647

                                   VL-R - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                    Cost of   Proceeds from
Divisions                                                          Purchases      Sales
---------                                                          ---------- -------------
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class  $   16,510  $    11,137
PIMCO VIT Real Return Portfolio - Administrative Class              6,831,760    6,638,462
PIMCO VIT Short-Term Portfolio - Administrative Class               2,327,742    5,620,017
PIMCO VIT Total Return Portfolio - Administrative Class             5,828,688    5,258,903
Pioneer Fund VCT Portfolio - Class I                                  275,735      334,321
Pioneer Growth Opportunities VCT Portfolio - Class I                  692,914      972,812
Pioneer Mid Cap Value VCT Portfolio - Class I                         267,691      295,080
Putnam VT Diversified Income Fund - Class IB                        1,334,061    1,125,357
Putnam VT Growth and Income Fund - Class IB                         1,668,641    2,310,338
Putnam VT International Value Fund - Class IB                       1,076,538    1,255,441
Putnam VT Multi-Cap Growth Fund - Class IB                             20,148       23,954
Putnam VT Small Cap Value Fund - Class IB                              63,737       72,422
Putnam VT Voyager Fund - Class IB                                      21,215       66,518
SunAmerica Aggressive Growth Portfolio - Class 1                      282,080      513,956
SunAmerica Balanced Portfolio - Class 1                               643,558      708,192
UIF Growth Portfolio - Class I Shares                                 544,760      615,429
VALIC Company I International Equities Fund                           679,326      709,733
VALIC Company I Mid Cap Index Fund                                  2,580,029    3,495,322
VALIC Company I Money Market I Fund                                 7,406,873   10,651,572
VALIC Company I Nasdaq-100 Index Fund                               1,121,645    1,404,672
VALIC Company I Science & Technology Fund                             293,260      332,907
VALIC Company I Small Cap Index Fund                                1,592,018    2,874,136
VALIC Company I Stock Index Fund                                    4,049,604    5,199,705
Vanguard VIF High Yield Bond Portfolio                              1,977,435    1,723,298
Vanguard VIF REIT Index Portfolio                                   3,291,033    3,519,393

                                   VL-R - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Accumulation Units Net Increase
Divisions                                                          Units Issued      Redeemed       (Decrease)
---------                                                          ------------ ------------------ ------------
Alger Capital Appreciation Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                               768           (1,394)           (626)
   Corporate America (reduced surrender charge)                          733             (375)            358
   Income Advantage Select                                               270             (579)           (309)
   Platinum Investor I & II                                               12               (5)              7
   Platinum Investor I & II (first reduction in expense ratio)             1              (15)            (14)
   Platinum Investor III                                               2,856          (16,300)        (13,444)
   Platinum Investor III (first reduction in expense ratio)           29,562           (2,615)         26,947
   Platinum Investor IV                                                1,529           (1,427)            102
   Platinum Investor FlexDirector                                         18               (8)             10
   Platinum Investor PLUS                                              1,362           (2,557)         (1,195)
   Platinum Investor Survivor (first reduction in expense ratio)         498              (92)            406
   Platinum Investor Survivor II                                         144             (141)              3
   Platinum Investor Plus (first reduction in expense ratio)           2,628               (8)          2,620
   Platinum Investor VIP                                               2,999           (2,582)            417
   Platinum Investor VIP (with GMWB rider)                               422             (446)            (24)
   Protection Advantage Select                                         1,741           (1,260)            481
Alger Mid Cap Growth Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                             4,445           (2,512)          1,933
   AG Income Advantage VUL (with GMWB rider)                              --              (17)            (17)
   Corporate America (reduced surrender charge)                          575           (1,410)           (835)
   Income Advantage Select                                               100              (64)             36
   Platinum Investor I & II                                               29           (5,480)         (5,451)
   Platinum Investor I & II (first reduction in expense ratio)        10,398             (211)         10,187
   Platinum Investor III                                               3,137          (12,396)         (9,259)
   Platinum Investor III (first reduction in expense ratio)           13,529           (5,990)          7,539
   Platinum Investor IV                                                1,944           (1,582)            362
   Platinum Investor FlexDirector                                         21             (276)           (255)
   Platinum Investor PLUS                                              1,244           (1,421)           (177)
   Platinum Investor Plus (first reduction in expense ratio)             842              (10)            832
   Platinum Investor Survivor (first reduction in expense ratio)         311             (617)           (306)
   Platinum Investor Survivor II                                         896          (22,306)        (21,410)
   Platinum Investor VIP                                               4,631           (6,903)         (2,272)
   Platinum Investor VIP (with GMWB rider)                                32               (6)             26
   Protection Advantage Select                                           580             (470)            110
American Century VP Value Fund - Class I
   AG Income Advantage VUL                                             2,829           (2,167)            662
   AG Legacy Plus                                                         43           (4,497)         (4,454)
   AG Legacy Plus (first reduction in expense ratio)                   6,725           (1,083)          5,642
   Corporate America (reduced surrender charge)                        1,301          (11,890)        (10,589)
   Income Advantage Select                                               220             (104)            116
   Platinum Investor I & II                                              137           (8,664)         (8,527)
   Platinum Investor I & II (first reduction in expense ratio)        22,945          (13,691)          9,254
   Platinum Investor III                                               1,889         (145,012)       (143,123)
   Platinum Investor III (first reduction in expense ratio)          198,000          (18,289)        179,711
   Platinum Investor IV                                                4,147           (8,565)         (4,418)
   Platinum Investor FlexDirector                                         24             (532)           (508)
   Platinum Investor PLUS                                              1,859          (14,969)        (13,110)
   Platinum Investor Plus (first reduction in expense ratio)          12,838              (19)         12,819
   Platinum Investor Survivor                                             --           (1,155)         (1,155)
   Platinum Investor Survivor (first reduction in expense ratio)      31,285           (3,804)         27,481
   Platinum Investor Survivor II                                       8,077          (11,521)         (3,444)
   Platinum Investor VIP                                               8,945           (8,972)            (27)
   Protection Advantage Select                                         1,036             (873)            163

                                   VL-R - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Accumulation Units Net Increase
Divisions                                                          Units Issued      Redeemed       (Decrease)
---------                                                          ------------ ------------------ ------------
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II (first reduction in expense ratio)         3,218          (11,418)         (8,200)
   Platinum Investor III                                               2,222          (61,384)        (59,162)
   Platinum Investor III (first reduction in expense ratio)           77,547           (8,623)         68,924
   Platinum Investor IV                                                1,788           (1,579)            209
   Platinum Investor FlexDirector                                         --               (2)             (2)
   Platinum Investor PLUS                                                815           (7,101)         (6,286)
   Platinum Investor Plus (first reduction in expense ratio)           7,326               (4)          7,322
   Platinum Investor Survivor (first reduction in expense ratio)         529             (171)            358
   Platinum Investor Survivor II                                         752             (726)             26
Dreyfus VIF International Value Portfolio - Initial Shares
   AG Income Advantage VUL                                               493             (137)            356
   AG Income Advantage VUL (with GMWB rider)                              --              (18)            (18)
   Income Advantage Select                                               454             (248)            206
   Protection Advantage Select                                         1,025             (937)             88
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
   Corporate America                                                      45             (184)           (139)
   Platinum Investor I & II                                              416           (7,865)         (7,449)
   Platinum Investor I & II (first reduction in expense ratio)       222,907         (158,097)         64,810
   Platinum Investor III                                               2,316         (124,718)       (122,402)
   Platinum Investor III (first reduction in expense ratio)          106,425          (19,822)         86,603
   Platinum Investor IV                                                2,651           (1,655)            996
   Platinum Investor FlexDirector                                          1             (264)           (263)
   Platinum Investor PLUS                                              2,106          (12,203)        (10,097)
   Platinum Investor Plus (first reduction in expense ratio)           8,221              (20)          8,201
   Platinum Investor Survivor                                             --              (84)            (84)
   Platinum Investor Survivor (first reduction in expense ratio)         976           (3,844)         (2,868)
   Platinum Investor Survivor II                                       1,422           (1,273)            149
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                      17              (70)            (53)
   Corporate America (reduced surrender charge)                            1             (641)           (640)
   Platinum Investor I & II                                              785           (2,330)         (1,545)
   Platinum Investor I & II (first reduction in expense ratio)         8,319          (27,426)        (19,107)
   Platinum Investor III                                               2,745          (70,110)        (67,365)
   Platinum Investor III (first reduction in expense ratio)           82,922          (16,534)         66,388
   Platinum Investor IV                                                2,713           (1,784)            929
   Platinum Investor Plus (first reduction in expense ratio)           3,153              (22)          3,131
   Platinum Investor PLUS                                              1,004           (5,505)         (4,501)
   Platinum Investor Survivor (first reduction in expense ratio)         714             (506)            208
   Platinum Investor Survivor II                                         323             (448)           (125)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Income Advantage VUL                                               332             (217)            115
   AG Legacy Plus                                                        409           (3,048)         (2,639)
   AG Legacy Plus                                                      3,052             (288)          2,764
   Corporate America (reduced surrender charge)                           --             (337)           (337)
   Income Advantage Select                                                82             (131)            (49)
   Platinum Investor I & II                                              610           (2,564)         (1,954)
   Platinum Investor I & II (first reduction in expense ratio)         9,188           (9,117)             71
   Platinum Investor III                                               2,194          (92,096)        (89,902)
   Platinum Investor III (first reduction in expense ratio)           97,064           (8,674)         88,390
   Platinum Investor IV                                                  614             (855)           (241)
   Platinum Investor FlexDirector                                         10              (80)            (70)
   Platinum Investor PLUS                                                862           (6,078)         (5,216)
   Platinum Investor Plus (first reduction in expense ratio)           1,499               (5)          1,494
   Platinum Investor Survivor                                             41              (67)            (26)
   Platinum Investor Survivor (first reduction in expense ratio)         717             (260)            457
   Platinum Investor Survivor II                                         683             (476)            207
   Platinum Investor VIP                                               1,840           (1,685)            155
   Protection Advantage Select                                         2,514           (3,166)           (652)
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Income Advantage VUL                                             2,693           (2,185)            508

                                   VL-R - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                    Accumulation Accumulation Units Net Increase
Divisions                                                           Units Issued      Redeemed       (Decrease)
---------                                                           ------------ ------------------ ------------
   AG Legacy Plus                                                         372          (12,245)        (11,873)
   AG Legacy Plus (first reduction in expense ratio)                   18,587             (728)         17,859
   Corporate America (reduced surrender charge)                         3,230           (9,112)         (5,882)
   Corporate Investor Select                                               22              (25)             (3)
   Income Advantage Select                                                574             (688)           (114)
   Platinum Investor I & II                                             1,623          (21,050)        (19,427)
   Platinum Investor I & II (first reduction in expense ratio)         34,026          (33,535)            491
   Platinum Investor III                                                3,073         (243,909)       (240,836)
   Platinum Investor III (first reduction in expense ratio)           295,731          (28,094)        267,637
   Platinum Investor IV                                                10,157           (9,913)            244
   Platinum Investor FlexDirector                                         128           (2,001)         (1,873)
   Platinum Investor PLUS                                               3,911          (17,919)        (14,008)
   Platinum Investor Plus (first reduction in expense ratio)           15,591              (19)         15,572
   Platinum Investor Survivor                                              --           (2,750)         (2,750)
   Platinum Investor Survivor (first reduction in expense ratio)        9,195          (15,580)         (6,385)
   Platinum Investor Survivor II                                        4,173           (8,733)         (4,560)
   Platinum Investor VIP                                               19,505          (22,269)         (2,764)
   Platinum Investor VIP (with GMWB rider)                                 73              (22)             51
   Protection Advantage Select                                          1,265           (1,959)           (694)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Income Advantage VUL                                              3,015           (5,543)         (2,528)
   AG Legacy Plus                                                         511           (9,062)         (8,551)
   AG Legacy Plus (first reduction in expense ratio)                    8,407             (933)          7,474
   Corporate America (reduced surrender charge)                         2,282           (3,225)           (943)
   Corporate Investor Select                                               23              (35)            (12)
   Income Advantage Select                                                350             (307)             43
   Platinum Investor I & II                                             2,459           (7,565)         (5,106)
   Platinum Investor I & II (first reduction in expense ratio)          5,754          (26,872)        (21,118)
   Platinum Investor III                                                2,635         (168,347)       (165,712)
Fidelity VIP Equity-Income Portfolio - Service Class 2 - continued
   Platinum Investor III (first reduction in expense ratio)           193,770          (16,880)        176,890
   Platinum Investor IV                                                 4,105           (5,066)           (961)
   Platinum Investor FlexDirector                                         270             (899)           (629)
   Platinum Investor PLUS                                               3,065          (16,915)        (13,850)
   Platinum Investor Plus (first reduction in expense ratio)           15,498              (41)         15,457
   Platinum Investor Survivor                                              99           (2,202)         (2,103)
   Platinum Investor Survivor (first reduction in expense ratio)        8,431           (9,636)         (1,205)
   Platinum Investor Survivor II                                       11,735           (3,789)          7,946
   Platinum Investor VIP                                               16,947          (12,447)          4,500
   Platinum Investor VIP (with GMWB rider)                                233             (340)           (107)
   Protection Advantage Select                                          1,322           (1,028)            294
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AG Income Advantage VUL                                              1,755           (1,429)            326
   Corporate Investor Select                                                1              (10)             (9)
   Income Advantage Select                                                 70              (59)             11
   Platinum Investor I & II (first reduction in expense ratio)              1             (637)           (636)
   Platinum Investor III                                                  985           (3,437)         (2,452)
   Platinum Investor III (first reduction in expense ratio)             3,067             (391)          2,676
   Platinum Investor IV                                                    63              (40)             23
   Platinum Investor FlexDirector                                          65              (46)             19
   Platinum Investor VIP                                                1,493             (726)            767
   Protection Advantage Select                                          1,195             (891)            304
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AG Income Advantage VUL                                             19,624           (8,503)         11,121
   Corporate America (reduced surrender charge)                         1,157           (2,430)         (1,273)
   Income Advantage Select                                                 11               (7)              4
   Platinum Investor I & II (first reduction in expense ratio)             11             (430)           (419)
   Platinum Investor III                                                  546              (43)            503
   Platinum Investor III (first reduction in expense ratio)               142             (530)           (388)
   Platinum Investor IV                                                    22               (7)             15
   Platinum Investor VIP                                                1,330             (441)            889
   Platinum Investor VIP (with GMWB rider)                                 52               (9)             43
   Platinum Investor Survivor II                                        3,487               --           3,487

                                   VL-R - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                       Accumulation Accumulation Units Net Increase
Divisions                                                              Units Issued      Redeemed       (Decrease)
---------                                                              ------------ ------------------ ------------
   Protection Advantage Select                                                67             (107)            (40)
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AG Income Advantage VUL                                                 1,667             (273)          1,394
   Income Advantage Select                                                   841              (91)            750
   Platinum Investor III                                                   1,084           (8,244)         (7,160)
   Platinum Investor III (first reduction in expense ratio)                6,415           (2,461)          3,954
   Platinum Investor IV                                                      103              (63)             40
   Platinum Investor PLUS                                                     78             (179)           (101)
   Platinum Investor Plus (first reduction in expense ratio)                 201               --             201
   Platinum Investor Survivor II                                              --          (10,481)        (10,481)
   Platinum Investor VIP                                                   4,335           (1,189)          3,146
   Platinum Investor VIP (with GMWB rider)                                    75              (14)             61
   Protection Advantage Select                                               687             (377)            310
Fidelity VIP Growth Portfolio - Service Class 2
   AG Income Advantage VUL                                                 2,621           (6,033)         (3,412)
   AG Legacy Plus                                                             32           (2,582)         (2,550)
   AG Legacy Plus (first reduction in expense ratio)                       2,152             (593)          1,559
   Corporate America (reduced surrender charge)                            1,064           (2,634)         (1,570)
   Income Advantage Select                                                   159             (237)            (78)
   Platinum Investor I & II                                                1,927          (17,777)        (15,850)
   Platinum Investor I & II (first reduction in expense ratio)             6,276          (14,485)         (8,209)
Fidelity VIP Growth Portfolio - Service Class 2 - continued
   Platinum Investor III                                                   3,675         (265,848)       (262,173)
   Platinum Investor III (first reduction in expense ratio)              189,587          (18,657)        170,930
   Platinum Investor IV                                                    4,367           (6,680)         (2,313)
   Platinum Investor FlexDirector                                             29           (3,446)         (3,417)
   Platinum Investor PLUS                                                  3,112          (83,337)        (80,225)
   Platinum Investor Plus (first reduction in expense ratio)              10,072              (23)         10,049
   Platinum Investor Survivor                                                 --               (1)             (1)
   Platinum Investor Survivor (first reduction in expense ratio)           1,950           (2,106)           (156)
   Platinum Investor Survivor II                                           1,317           (2,812)         (1,495)
   Platinum Investor VIP                                                  12,457          (11,097)          1,360
   Protection Advantage Select                                             1,765             (975)            790
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AG Income Advantage VUL                                                 4,801           (4,849)            (48)
   Corporate America (reduced surrender charge)                            2,169           (8,765)         (6,596)
   Corporate Investor Select                                                  21              (32)            (11)
   Income Advantage Select                                                   395             (988)           (593)
   Income Advantage Select (with GMWB rider)                                   8               (5)              3
   Platinum Investor I & II                                                   32              (50)            (18)
   Platinum Investor I & II (first reduction in expense ratio)               438             (470)            (32)
   Platinum Investor III                                                   3,147          (22,406)        (19,259)
   Platinum Investor III (first reduction in expense ratio)               57,357          (16,361)         40,996
   Platinum Investor IV                                                    8,185          (11,859)         (3,674)
   Platinum Investor FlexDirector                                             48              (64)            (16)
   Platinum Investor PLUS                                                  1,529           (1,961)           (432)
   Platinum Investor Plus (first reduction in expense ratio)               2,018               (2)          2,016
   Platinum Investor Survivor                                                 --           (1,099)         (1,099)
   Platinum Investor Survivor (first reduction in expense ratio)           3,547          (13,985)        (10,438)
   Platinum Investor Survivor II                                           1,189           (3,070)         (1,881)
   Platinum Investor VIP                                                  15,684          (17,240)         (1,556)
   Platinum Investor VIP (with GMWB rider)                                    98             (199)           (101)
   Protection Advantage Select                                             1,543             (822)            721
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AG Income Advantage VUL                                                 2,532           (3,591)         (1,059)
   Corporate America (reduced surrender charge)                            1,966           (8,195)         (6,229)
   Income Advantage Select                                                   424             (581)           (157)
   Income Advantage Select (with GMWB rider)                                   8               (5)              3
   Platinum Investor I & II                                                   23           (5,139)         (5,116)
   Platinum Investor I & II (first reduction in expense ratio)             9,817             (754)          9,063
   Platinum Investor III                                                   3,240          (22,547)        (19,307)
   Platinum Investor III (first reduction in expense ratio)               43,251          (13,083)         30,168
   Platinum Investor IV                                                    3,979           (4,200)           (221)

                                   VL-R - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                            Accumulation Accumulation Units Net Increase
Divisions                                                                   Units Issued      Redeemed       (Decrease)
---------                                                                   ------------ ------------------ ------------
   Platinum Investor FlexDirector                                                  25          (1,626)         (1,601)
   Platinum Investor PLUS                                                       1,081          (3,560)         (2,479)
   Platinum Investor Plus (first reduction in expense ratio)                      643              (1)            642
   Platinum Investor Survivor                                                      --            (422)           (422)
   Platinum Investor Survivor (first reduction in expense ratio)                2,561          (2,589)            (28)
   Platinum Investor Survivor II                                                  655          (1,823)         (1,168)
   Platinum Investor VIP                                                       14,282         (18,825)         (4,543)
   Platinum Investor VIP (with GMWB rider)                                         70            (141)            (71)
   Protection Advantage Select                                                  1,422            (828)            594
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                  12            (674)           (662)
   AG Legacy Plus (first reduction in expense ratio)                              519            (109)            410
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                 3,737            (507)          3,230
Franklin Templeton Franklin U.S. Government Fund - Class 2 - continued
   Platinum Investor I & II                                                       122          (1,751)         (1,629)
   Platinum Investor I & II (first reduction in expense ratio)                  4,342          (3,834)            508
   Platinum Investor III                                                        4,245         (22,839)        (18,594)
   Platinum Investor III (first reduction in expense ratio)                    16,207          (2,018)         14,189
   Platinum Investor IV                                                         3,550          (8,409)         (4,859)
   Platinum Investor FlexDirector                                                  16             (45)            (29)
   Platinum Investor PLUS                                                       1,656          (2,814)         (1,158)
   Platinum Investor Plus (first reduction in expense ratio)                    1,335              (9)          1,326
   Platinum Investor Survivor (first reduction in expense ratio)                4,509            (366)          4,143
   Platinum Investor Survivor II                                                  673          (4,951)         (4,278)
   Platinum Investor VIP                                                        1,941          (3,716)         (1,775)
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AG Income Advantage VUL                                                      1,120            (707)            413
   Corporate America (reduced surrender charge)                                 1,707            (413)          1,294
   Income Advantage Select                                                        151            (306)           (155)
   Platinum Investor I & II                                                       618            (640)            (22)
   Platinum Investor I & II (first reduction in expense ratio)                  2,079          (7,123)         (5,044)
   Platinum Investor III                                                        6,322         (89,237)        (82,915)
   Platinum Investor III (first reduction in expense ratio)                   100,596         (16,098)         84,498
   Platinum Investor IV                                                         3,964          (1,477)          2,487
   Platinum Investor FlexDirector                                                  60            (284)           (224)
   Platinum Investor PLUS                                                       1,355          (8,956)         (7,601)
   Platinum Investor Plus (first reduction in expense ratio)                    6,025             (20)          6,005
   Platinum Investor Survivor                                                      --            (130)           (130)
   Platinum Investor Survivor (first reduction in expense ratio)                  982            (641)            341
   Platinum Investor Survivor II                                                  917          (1,423)           (506)
   Platinum Investor VIP                                                        5,813          (4,287)          1,526
   Platinum Investor VIP (with GMWB rider)                                         --             (38)            (38)
   Protection Advantage Select                                                  1,101          (2,135)         (1,034)
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                                 186          (2,982)         (2,796)
   AG Legacy Plus (first reduction in expense ratio)                            2,952            (672)          2,280
   Corporate America (reduced surrender charge)                                 4,749          (5,769)         (1,020)
   Platinum Investor I & II                                                        45            (539)           (494)
   Platinum Investor I & II (first reduction in expense ratio)                  2,454         (10,949)         (8,495)
   Platinum Investor III                                                        5,999         (54,057)        (48,058)
   Platinum Investor III (first reduction in expense ratio)                    61,037          (4,703)         56,334
   Platinum Investor IV                                                         2,694          (2,237)            457
   Platinum Investor FlexDirector                                                 453          (1,179)           (726)
   Platinum Investor PLUS                                                       1,615          (7,043)         (5,428)
   Platinum Investor Plus (first reduction in expense ratio)                    4,778              (7)          4,771
   Platinum Investor Survivor (first reduction in expense ratio)                2,783          (1,056)          1,727
   Platinum Investor Survivor II                                                3,077          (3,543)           (466)
   Platinum Investor VIP                                                        8,088          (7,509)            579
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
   Platinum Investor I & II (first reduction in expense ratio)                      1            (161)           (160)
   Platinum Investor III                                                           --            (926)           (926)
   Platinum Investor III (first reduction in expense ratio)                       957            (187)            770

                                   VL-R - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                        Accumulation Accumulation Units Net Increase
Divisions                                                               Units Issued      Redeemed       (Decrease)
---------                                                               ------------ ------------------ ------------
   Platinum Investor PLUS                                                      --             (104)           (104)
   Platinum Investor Plus (first reduction in expense ratio)                  137               --             137
   Platinum Investor Survivor (first reduction in expense ratio)                1          (28,458)        (28,457)
   Platinum Investor Survivor II                                               --             (293)           (293)
Invesco V.I. Core Equity Fund - Series I
   Corporate America                                                           39             (163)           (124)
   Corporate America (reduced surrender charge)                             1,015              (52)            963
   Platinum Investor I & II                                                   385           (1,811)         (1,426)
   Platinum Investor I & II (first reduction in expense ratio)             11,125          (46,477)        (35,352)
   Platinum Investor III                                                      991         (102,425)       (101,434)
   Platinum Investor III (first reduction in expense ratio)               101,908          (22,297)         79,611
   Platinum Investor IV                                                     1,650           (4,562)         (2,912)
   Platinum Investor FlexDirector                                              --               (2)             (2)
   Platinum Investor PLUS                                                     906           (4,044)         (3,138)
   Platinum Investor Plus (first reduction in expense ratio)                1,631               (8)          1,623
   Platinum Investor Survivor                                                  --              (89)            (89)
   Platinum Investor Survivor (first reduction in expense ratio)            2,476           (5,188)         (2,712)
   Platinum Investor Survivor II                                              138             (523)           (385)
Invesco V.I. Global Real Estate Fund - Series I
   AG Income Advantage VUL                                                    342             (202)            140
   Income Advantage Select                                                  1,136             (775)            361
   Protection Advantage Select                                                169             (127)             42
Invesco V.I. Government Securities Fund - Series I
   AG Legacy Plus                                                              76           (2,921)         (2,845)
   AG Legacy Plus (first reduction in expense ratio)                        2,531             (460)          2,071
Invesco V.I. High Yield Fund - Series I
   Platinum Investor Plus (first reduction in expense ratio)                  215               (1)            214
   Platinum Investor I & II (first reduction in expense ratio)              1,102           (7,865)         (6,763)
   Platinum Investor III                                                    3,117           (8,075)         (4,958)
   Platinum Investor III (first reduction in expense ratio)                 6,300           (1,513)          4,787
   Platinum Investor IV                                                       334             (214)            120
   Platinum Investor FlexDirector                                              --              (22)            (22)
   Platinum Investor PLUS                                                     745             (732)             13
   Platinum Investor Survivor (first reduction in expense ratio)              461               --             461
   Platinum Investor Survivor                                                  --             (478)           (478)
   Platinum Investor Survivor II                                            3,821             (100)          3,721
Invesco V.I. International Growth Fund - Series I
   AG Income Advantage VUL                                                  3,121           (4,566)         (1,445)
   AG Legacy Plus                                                              83           (2,479)         (2,396)
   AG Legacy Plus (first reduction in expense ratio)                        2,807             (224)          2,583
   Corporate America                                                           27             (112)            (85)
   Corporate America (reduced surrender charge)                             1,318           (4,127)         (2,809)
   Corporate Investor Select                                                   24              (37)            (13)
   Income Advantage Select                                                    853             (722)            131
   Platinum Investor I & II                                                   263           (1,695)         (1,432)
   Platinum Investor I & II (first reduction in expense ratio)             10,335          (42,796)        (32,461)
   Platinum Investor III                                                    2,928          (66,343)        (63,415)
   Platinum Investor III (first reduction in expense ratio)               104,895          (16,152)         88,743
   Platinum Investor IV                                                     2,798           (1,928)            870
   Platinum Investor FlexDirector                                              78             (849)           (771)
   Platinum Investor PLUS                                                     987           (3,987)         (3,000)
   Platinum Investor Plus (first reduction in expense ratio)                4,990               (5)          4,985
   Platinum Investor Survivor                                                  --           (1,963)         (1,963)
   Platinum Investor Survivor (first reduction in expense ratio)            3,589           (8,333)         (4,744)
   Platinum Investor Survivor II                                            3,538           (2,307)          1,231
   Platinum Investor VIP                                                    7,252           (6,866)            386
   Platinum Investor VIP (with GMWB rider)                                    178             (378)           (200)
   Protection Advantage Select                                              1,151             (507)            644
Invesco Van Kampen V.I. American Franchise Fund - Series I
   AG Legacy Plus                                                              --             (235)           (235)
Invesco Van Kampen V.I. American Franchise Fund - Series I - continued
   AG Legacy Plus (first reduction in expense ratio)                          126              (69)             57
Invesco Van Kampen V.I. Growth and Income Fund - Series I

                                   VL-R - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Accumulation Units Net Increase
Divisions                                                          Units Issued      Redeemed       (Decrease)
---------                                                          ------------ ------------------ ------------
   AG Income Advantage VUL                                             2,405           (3,127)          (722)
   AG Income Advantage VUL (with GMWB rider)                              --              (19)           (19)
   Corporate America (reduced surrender charge)                            4           (5,143)        (5,139)
   Income Advantage Select                                               175             (406)          (231)
   Platinum Investor I & II                                              171           (9,921)        (9,750)
   Platinum Investor I & II (first reduction in expense ratio)        16,138          (10,185)         5,953
   Platinum Investor III                                               4,295          (72,122)       (67,827)
   Platinum Investor III (first reduction in expense ratio)           77,957          (23,838)        54,119
   Platinum Investor IV                                                4,526           (5,234)          (708)
   Platinum Investor FlexDirector                                          6             (427)          (421)
   Platinum Investor PLUS                                              1,549           (7,376)        (5,827)
   Platinum Investor Plus (first reduction in expense ratio)           7,096              (25)         7,071
   Platinum Investor Survivor                                             --             (963)          (963)
   Platinum Investor Survivor (first reduction in expense ratio)       1,904           (2,686)          (782)
   Platinum Investor Survivor II                                         340           (3,569)        (3,229)
   Platinum Investor VIP                                               6,408           (4,265)         2,143
   Protection Advantage Select                                         1,418           (1,938)          (520)
Janus Aspen Enterprise Portfolio - Service Shares
   AG Income Advantage VUL                                               384             (801)          (417)
   Corporate America (reduced surrender charge)                          773             (929)          (156)
   Income Advantage Select                                               181             (185)            (4)
   Platinum Investor I & II                                              563             (563)            --
   Platinum Investor I & II (first reduction in expense ratio)        41,550          (46,476)        (4,926)
   Platinum Investor III                                               2,811          (87,371)       (84,560)
   Platinum Investor III (first reduction in expense ratio)           65,388          (31,004)        34,384
   Platinum Investor IV                                                  773             (311)           462
   Platinum Investor FlexDirector                                         35              (16)            19
   Platinum Investor PLUS                                                617           (4,669)        (4,052)
   Platinum Investor Plus (first reduction in expense ratio)           6,666              (16)         6,650
   Platinum Investor Survivor (first reduction in expense ratio)         301             (936)          (635)
   Platinum Investor Survivor II                                         268              (74)           194
   Platinum Investor VIP                                               7,504           (6,418)         1,086
   Protection Advantage Select                                           244             (516)          (272)
Janus Aspen Forty Portfolio - Service Shares
   AG Income Advantage VUL                                               604             (173)           431
   AG Income Advantage VUL (with GMWB rider)                              --              (16)           (16)
   Income Advantage Select                                               768             (333)           435
Janus Aspen Forty Portfolio - Service Shares - continued
   Protection Advantage Select                                         1,096             (872)           224
Janus Aspen Overseas Portfolio - Service Shares
   AG Income Advantage VUL                                             3,750           (5,437)        (1,687)
   Corporate America (reduced surrender charge)                        1,998           (5,373)        (3,375)
   Platinum Investor I & II                                            1,674          (22,357)       (20,683)
   Platinum Investor I & II (first reduction in expense ratio)        70,796          (63,012)         7,784
   Platinum Investor III                                               4,718          (74,848)       (70,130)
   Platinum Investor III (first reduction in expense ratio)          115,488          (30,252)        85,236
   Platinum Investor IV                                                5,314           (6,569)        (1,255)
   Platinum Investor FlexDirector                                        416             (645)          (229)
   Platinum Investor PLUS                                              1,054           (3,097)        (2,043)
   Platinum Investor Plus (first reduction in expense ratio)           5,882              (21)         5,861
   Platinum Investor Survivor                                             38           (1,270)        (1,232)
   Platinum Investor Survivor (first reduction in expense ratio)      11,180          (48,287)       (37,107)
   Platinum Investor Survivor II                                       2,195           (4,459)        (2,264)
   Platinum Investor VIP                                              16,210          (12,590)         3,620
   Platinum Investor VIP (with GMWB rider)                             1,526              (40)         1,486
   Protection Advantage Select                                         2,767           (1,512)         1,255
Janus Aspen Worldwide Portfolio - Service Shares
   Corporate America (reduced surrender charge)                           --              (44)           (44)
   Platinum Investor I & II                                            1,038           (2,208)        (1,170)
   Platinum Investor I & II (first reduction in expense ratio)         1,167           (5,302)        (4,135)
   Platinum Investor III                                               2,689         (100,501)       (97,812)
   Platinum Investor III (first reduction in expense ratio)           71,279          (24,127)        47,152
   Platinum Investor IV                                                1,056           (1,402)          (346)

                                   VL-R - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                         Accumulation Accumulation Units Net Increase
Divisions                                                                Units Issued      Redeemed       (Decrease)
---------                                                                ------------ ------------------ ------------
   Platinum Investor PLUS                                                      831           (3,553)         (2,722)
   Platinum Investor Plus (first reduction in expense ratio)                 2,739               (8)          2,731
   Platinum Investor Survivor (first reduction in expense ratio)               611             (318)            293
   Platinum Investor Survivor II                                               627           (3,203)         (2,576)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
   AG Income Advantage VUL                                                     161             (206)            (45)
   Income Advantage Select                                                     143             (243)           (100)
   Protection Advantage Select                                                 734             (529)            205
JPMorgan Insurance Trust International Equity Portfolio - Class 1
   AG Income Advantage VUL                                                     290             (116)            174
   AG Income Advantage VUL (with GMWB rider)                                    --              (19)            (19)
   Income Advantage Select                                                     204             (222)            (18)
   Protection Advantage Select                                                 421             (548)           (127)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor I & II                                                     --             (214)           (214)
   Platinum Investor I & II (first reduction in expense ratio)                   1              (79)            (78)
   Platinum Investor III                                                         1           (9,204)         (9,203)
   Platinum Investor III (first reduction in expense ratio)                  7,819             (202)          7,617
   Platinum Investor IV                                                          1             (194)           (193)
   Platinum Investor PLUS                                                       13           (1,061)         (1,048)
   Platinum Investor Plus (first reduction in expense ratio)                    10               --              10
   Platinum Investor Survivor (first reduction in expense ratio)                --              (14)            (14)
   Platinum Investor Survivor II                                                 1             (131)           (130)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor I & II                                                    472             (212)            260
   Platinum Investor I & II (first reduction in expense ratio)               2,477           (2,635)           (158)
   Platinum Investor III                                                     3,131          (33,080)        (29,949)
   Platinum Investor III (first reduction in expense ratio)                 35,098           (9,341)         25,757
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 - continued
   Platinum Investor IV                                                      1,758             (779)            979
   Platinum Investor FlexDirector                                               50              (32)             18
   Platinum Investor PLUS                                                      659           (1,745)         (1,086)
   Platinum Investor Plus (first reduction in expense ratio)                 1,533               (1)          1,532
   Platinum Investor Survivor (first reduction in expense ratio)                87              (12)             75
   Platinum Investor Survivor II                                               782           (3,406)         (2,624)
   Platinum Investor VIP                                                     6,944           (5,611)          1,333
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                                 --               --              --
   Platinum Investor I & II                                                  1,341           (7,282)         (5,941)
   Platinum Investor I & II (first reduction in expense ratio)               6,111           (2,800)          3,311
   Platinum Investor III                                                     2,073          (87,004)        (84,931)
   Platinum Investor III (first reduction in expense ratio)                 60,052          (10,553)         49,499
   Platinum Investor IV                                                        993           (1,410)           (417)
   Platinum Investor PLUS                                                    1,361           (8,143)         (6,782)
   Platinum Investor Plus (first reduction in expense ratio)                 3,604              (30)          3,574
   Platinum Investor Survivor                                                   65             (109)            (44)
   Platinum Investor Survivor (first reduction in expense ratio)             1,345           (4,733)         (3,388)
   Platinum Investor Survivor II                                                 1              (20)            (19)
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                                3             (907)           (904)
   AG Legacy Plus (first reduction in expense ratio)                           856             (219)            637
   Corporate America (reduced surrender charge)                                 --             (323)           (323)
   Platinum Investor I & II                                                  1,197           (1,197)             --
   Platinum Investor I & II (first reduction in expense ratio)              13,421          (51,006)        (37,585)
   Platinum Investor III                                                     2,763         (133,424)       (130,661)
   Platinum Investor III (first reduction in expense ratio)                 84,230          (26,868)         57,362
   Platinum Investor IV                                                        670             (749)            (79)
   Platinum Investor FlexDirector                                              153             (477)           (324)
   Platinum Investor PLUS                                                    1,192           (7,879)         (6,687)
   Platinum Investor Plus (first reduction in expense ratio)                 7,488              (13)          7,475
   Platinum Investor Survivor                                                   --             (135)           (135)
   Platinum Investor Survivor (first reduction in expense ratio)             1,361           (8,768)         (7,407)
   Platinum Investor Survivor II                                                14              (35)            (21)

                                   VL-R - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Accumulation Units Net Increase
Divisions                                                          Units Issued      Redeemed       (Decrease)
---------                                                          ------------ ------------------ ------------
MFS VIT New Discovery Series - Initial Class
   AG Income Advantage VUL                                               216            (382)           (166)
   AG Legacy Plus                                                          1          (2,328)         (2,327)
   AG Legacy Plus (first reduction in expense ratio)                   1,222             (86)          1,136
   Corporate America (reduced surrender charge)                           54            (382)           (328)
   Income Advantage Select                                               163            (180)            (17)
   Platinum Investor I & II                                              496            (230)            266
   Platinum Investor I & II (first reduction in expense ratio)           392          (3,883)         (3,491)
   Platinum Investor III                                               2,714         (73,335)        (70,621)
   Platinum Investor III (first reduction in expense ratio)           57,055          (8,006)         49,049
   Platinum Investor IV                                                1,076          (1,279)           (203)
   Platinum Investor FlexDirector                                         44            (158)           (114)
   Platinum Investor PLUS                                              1,386          (6,228)         (4,842)
   Platinum Investor Plus (first reduction in expense ratio)           7,087             (21)          7,066
   Platinum Investor Survivor (first reduction in expense ratio)         519          (1,270)           (751)
   Platinum Investor Survivor II                                         432            (267)            165
   Platinum Investor VIP                                               2,432          (2,917)           (485)
   Platinum Investor VIP (with GMWB rider)                                --              (7)             (7)
   Protection Advantage Select                                           342            (217)            125
MFS VIT Research Series - Initial Class
   AG Income Advantage VUL                                               396            (126)            270
   Income Advantage Select                                               424            (438)            (14)
   Platinum Investor I & II                                               --             (49)            (49)
   Platinum Investor I & II (first reduction in expense ratio)           470          (4,476)         (4,006)
   Platinum Investor III                                               1,734         (43,224)        (41,490)
   Platinum Investor III (first reduction in expense ratio)           37,422          (7,609)         29,813
   Platinum Investor IV                                                  420            (289)            131
   Platinum Investor PLUS                                                862          (3,068)         (2,206)
   Platinum Investor Plus (first reduction in expense ratio)           3,194             (11)          3,183
   Platinum Investor Survivor (first reduction in expense ratio)         878            (804)             74
   Platinum Investor Survivor II                                          27             (61)            (34)
   Platinum Investor VIP                                               1,434          (1,476)            (42)
   Protection Advantage Select                                           463            (409)             54
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                        113         (21,022)        (20,909)
   AG Legacy Plus (first reduction in expense ratio)                  10,554          (2,643)          7,911
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AG Income Advantage VUL                                               107            (537)           (430)
   Corporate America (reduced surrender charge)                        1,112            (731)            381
   Income Advantage Select                                               610            (190)            420
   Platinum Investor I & II                                            1,027          (1,074)            (47)
   Platinum Investor I & II (first reduction in expense ratio)         8,379          (7,033)          1,346
   Platinum Investor III                                               2,738         (87,394)        (84,656)
   Platinum Investor III (first reduction in expense ratio)           66,538          (8,317)         58,221
   Platinum Investor IV                                                1,436            (864)            572
   Platinum Investor FlexDirector                                          2            (226)           (224)
   Platinum Investor PLUS                                              1,031          (5,274)         (4,243)
   Platinum Investor Plus (first reduction in expense ratio)           3,299             (15)          3,284
   Platinum Investor Survivor (first reduction in expense ratio)      19,626          (1,754)         17,872
   Platinum Investor Survivor II                                         373          (6,703)         (6,330)
   Platinum Investor VIP                                               8,054          (7,674)            380
   Platinum Investor VIP (with GMWB rider)                                23              (4)             19
   Protection Advantage Select                                           530            (779)           (249)
Neuberger Berman AMT Large Cap Value Portfolio - Class I
   AG Legacy Plus                                                          2              (6)             (4)
   AG Legacy Plus (first reduction in expense ratio)                       9            (362)           (353)
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AG Income Advantage VUL                                                57              (5)             52
   Corporate America (reduced surrender charge)                          662             (18)            644
   Income Advantage Select                                                11              (2)              9
   Protection Advantage Select                                            31              (8)             23
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                               304            (146)            158

                                   VL-R - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2012.

                                                                         Accumulation Accumulation Units Net Increase
Divisions                                                                Units Issued      Redeemed       (Decrease)
---------                                                                ------------ ------------------ ------------
   Income Advantage Select                                                     108            (151)            (43)
   Platinum Investor I & II                                                     87             (52)             35
   Platinum Investor I & II (first reduction in expense ratio)                 194            (488)           (294)
   Platinum Investor III                                                     4,964          (7,849)         (2,885)
   Platinum Investor III (first reduction in expense ratio)                  6,948            (244)          6,704
   Platinum Investor IV                                                      5,923          (2,222)          3,701
   Platinum Investor FlexDirector                                               40          (2,881)         (2,841)
Oppenheimer Balanced Fund/VA - Non-Service Shares - continued
   Platinum Investor PLUS                                                      391          (2,977)         (2,586)
   Platinum Investor Plus (first reduction in expense ratio)                   120              (1)            119
   Platinum Investor Survivor (first reduction in expense ratio)                74              (9)             65
   Platinum Investor Survivor II                                               623            (345)            278
   Platinum Investor VIP                                                     4,030          (2,973)          1,057
   Protection Advantage Select                                                 304            (687)           (383)
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                   4,029          (3,670)            359
   Corporate America (reduced surrender charge)                                866          (4,080)         (3,214)
   Corporate Investor Select                                                    35             (53)            (18)
   Income Advantage Select                                                     331            (456)           (125)
   Platinum Investor I & II                                                    246         (14,532)        (14,286)
   Platinum Investor I & II (first reduction in expense ratio)              25,545            (357)         25,188
   Platinum Investor III                                                     4,992         (35,452)        (30,460)
   Platinum Investor III (first reduction in expense ratio)                 66,268          (6,586)         59,682
   Platinum Investor IV                                                      5,501          (4,895)            606
   Platinum Investor FlexDirector                                               27             (56)            (29)
   Platinum Investor PLUS                                                    1,515          (3,768)         (2,253)
   Platinum Investor Plus (first reduction in expense ratio)                 1,810              (1)          1,809
   Platinum Investor Survivor                                                   --            (392)           (392)
   Platinum Investor Survivor (first reduction in expense ratio)             1,218          (3,216)         (1,998)
   Platinum Investor Survivor II                                             1,799          (2,719)           (920)
   Platinum Investor VIP                                                     9,096          (9,891)           (795)
   Platinum Investor VIP (with GMWB rider)                                      78             (14)             64
   Protection Advantage Select                                                 808            (874)            (66)
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                               --         (13,633)        (13,633)
   AG Legacy Plus (first reduction in expense ratio)                            --          (1,701)         (1,701)
Oppenheimer Global Strategic Income Fund/VA (Non-Service)
   AG Legacy Plus (first reduction in expense ratio)                           543             (20)            523
   AG Legacy Plus                                                            3,821              (3)          3,818
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   AG Income Advantage VUL                                                     731            (566)            165
   AG Income Advantage VUL (with GMWB rider)                                    --              (6)             (6)
   Corporate America (reduced surrender charge)                                520          (1,735)         (1,215)
   Income Advantage Select                                                     505            (469)             36
   Platinum Investor I & II                                                      1            (302)           (301)
   Platinum Investor I & II (first reduction in expense ratio)                 589            (436)            153
   Platinum Investor III                                                     2,444         (27,709)        (25,265)
   Platinum Investor III (first reduction in expense ratio)                 29,064          (6,391)         22,673
   Platinum Investor IV                                                      1,721          (1,559)            162
   Platinum Investor FlexDirector                                              392            (111)            281
   Platinum Investor PLUS                                                    1,450          (2,399)           (949)
   Platinum Investor Plus (first reduction in expense ratio)                 1,971              (1)          1,970
   Platinum Investor Survivor II                                             5,863          (1,430)          4,433
   Platinum Investor VIP                                                     5,592         (16,220)        (10,628)
   Platinum Investor VIP (with GMWB rider)                                      47             (97)            (50)
   Protection Advantage Select                                               1,377            (604)            773
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AG Income Advantage VUL                                                      33             (28)              5
   Income Advantage Select                                                     288            (402)           (114)
   Protection Advantage Select                                                 570            (317)            253
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                     551            (693)           (142)
   AG Legacy Plus                                                            3,239          (7,011)         (3,772)

                                   VL-R - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                     Accumulation Accumulation Units Net Increase
Divisions                                                            Units Issued      Redeemed       (Decrease)
---------                                                            ------------ ------------------ ------------
   AG Legacy Plus (first reduction in expense ratio)                    10,115             (268)          9,847
   Corporate America (reduced surrender charge)                            740           (1,314)           (574)
   Corporate Investor Select                                                12              (19)             (7)
   Income Advantage Select                                                 177             (274)            (97)
   Platinum Investor I & II                                                186           (3,524)         (3,338)
   Platinum Investor I & II (first reduction in expense ratio)         213,731         (202,988)         10,743
   Platinum Investor III                                                 4,477         (108,101)       (103,624)
   Platinum Investor III (first reduction in expense ratio)            169,231          (22,499)        146,732
   Platinum Investor IV                                                  7,140          (10,756)         (3,616)
   Platinum Investor FlexDirector                                           53              (34)             19
   Platinum Investor PLUS                                                2,717          (10,038)         (7,321)
   Platinum Investor Plus (first reduction in expense ratio)             7,801              (33)          7,768
   Platinum Investor Survivor                                                8             (160)           (152)
   Platinum Investor Survivor (first reduction in expense ratio)         5,166           (2,686)          2,480
   Platinum Investor Survivor II                                         6,747           (6,955)           (208)
   Platinum Investor VIP                                                 7,132          (18,082)        (10,950)
   Protection Advantage Select                                             456             (564)           (108)
PIMCO VIT Short-Term Portfolio - Administrative Class
   AG Income Advantage VUL                                               1,411             (345)          1,066
   AG Income Advantage VUL (with GMWB rider)                                 1              (11)            (10)
   Corporate America (reduced surrender charge)                             94           (1,742)         (1,648)
   Corporate Investor Select                                                --              (14)            (14)
   Income Advantage Select                                                 199             (107)             92
   Platinum Investor I & II                                                553             (553)             --
   Platinum Investor I & II (first reduction in expense ratio)           8,002         (123,365)       (115,363)
   Platinum Investor III                                                15,404         (223,418)       (208,014)
   Platinum Investor III (first reduction in expense ratio)            142,031          (96,512)         45,519
   Platinum Investor IV                                                  4,268           (3,308)            960
   Platinum Investor FlexDirector                                          609             (627)            (18)
   Platinum Investor PLUS                                                4,391           (5,601)         (1,210)
   Platinum Investor Plus (first reduction in expense ratio)             2,050               (5)          2,045
   Platinum Investor Survivor                                               27           (1,226)         (1,199)
   Platinum Investor Survivor (first reduction in expense ratio)        11,899             (831)         11,068
   Platinum Investor Survivor II                                         5,239           (4,828)            411
   Platinum Investor VIP                                                 6,310           (3,360)          2,950
   Platinum Investor VIP (with GMWB rider)                                 138             (290)           (152)
   Protection Advantage Select                                             254             (167)             87
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Income Advantage VUL                                               3,094           (3,376)           (282)
   AG Income Advantage VUL (with GMWB rider)                                --               (9)             (9)
   AG Legacy Plus                                                          508           (9,889)         (9,381)
   AG Legacy Plus (first reduction in expense ratio)                    12,227           (1,099)         11,128
   Corporate America (reduced surrender charge)                          4,153           (3,639)            514
   Corporate Investor Select                                                28              (32)             (4)
   Income Advantage Select                                                 319             (629)           (310)
   Platinum Investor I & II                                                269           (4,264)         (3,995)
   Platinum Investor I & II (first reduction in expense ratio)          18,227          (20,200)         (1,973)
   Platinum Investor III                                                 6,456         (130,932)       (124,476)
   Platinum Investor III (first reduction in expense ratio)            174,714          (13,258)        161,456
   Platinum Investor IV                                                  5,917          (12,370)         (6,453)
   Platinum Investor FlexDirector                                          924           (1,139)           (215)
   Platinum Investor PLUS                                                3,411          (17,013)        (13,602)
   Platinum Investor Plus (first reduction in expense ratio)            11,518              (24)         11,494
   Platinum Investor Survivor                                                9           (2,666)         (2,657)
   Platinum Investor Survivor (first reduction in expense ratio)         8,613           (6,376)          2,237
   Platinum Investor Survivor II                                        77,109          (50,218)         26,891
   Platinum Investor VIP                                                14,842           (4,862)          9,980
PIMCO VIT Total Return Portfolio - Administrative Class - continued
   Platinum Investor VIP (with GMWB rider)                                 175             (392)           (217)
   Protection Advantage Select                                           2,499           (2,551)            (52)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                                224             (307)            (83)
   Platinum Investor I & II (first reduction in expense ratio)           2,947           (7,309)         (4,362)

                                   VL-R - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Accumulation Units Net Increase
Divisions                                                          Units Issued      Redeemed       (Decrease)
---------                                                          ------------ ------------------ ------------
   Platinum Investor III                                                 331          (12,589)        (12,258)
   Platinum Investor III (first reduction in expense ratio)           16,125           (7,545)          8,580
   Platinum Investor PLUS                                                 29             (278)           (249)
   Platinum Investor Plus (first reduction in expense ratio)             169               (2)            167
   Platinum Investor Survivor (first reduction in expense ratio)         473           (1,887)         (1,414)
   Platinum Investor Survivor II                                          --              (19)            (19)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                      26             (105)            (79)
   Platinum Investor I & II                                              339             (334)              5
   Platinum Investor I & II (first reduction in expense ratio)         2,585          (14,360)        (11,775)
   Platinum Investor III                                                 421          (52,100)        (51,679)
   Platinum Investor III (first reduction in expense ratio)           50,118           (8,036)         42,082
   Platinum Investor PLUS                                                311           (2,788)         (2,477)
   Platinum Investor Plus (first reduction in expense ratio)           2,575               (9)          2,566
   Platinum Investor Survivor (first reduction in expense ratio)         327             (120)            207
   Platinum Investor Survivor II                                          --              (10)            (10)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AG Income Advantage VUL                                               191              (61)            130
   Corporate America (reduced surrender charge)                            8           (1,946)         (1,938)
   Income Advantage Select                                               138              (70)             68
   Platinum Investor I & II                                               28              (30)             (2)
   Platinum Investor I & II (first reduction in expense ratio)             1              (15)            (14)
   Platinum Investor III                                               1,561          (16,090)        (14,529)
   Platinum Investor III (first reduction in expense ratio)           15,981             (255)         15,726
   Platinum Investor IV                                                  321             (234)             87
   Platinum Investor FlexDirector                                        298             (397)            (99)
   Platinum Investor PLUS                                                268             (207)             61
   Platinum Investor Plus (first reduction in expense ratio)             185               (1)            184
   Platinum Investor Survivor II                                         766             (277)            489
   Platinum Investor VIP                                               4,225           (6,848)         (2,623)
   Platinum Investor VIP (with GMWB rider)                               439             (272)            167
   Protection Advantage Select                                           452             (234)            218
Putnam VT Diversified Income Fund - Class IB
   AG Income Advantage VUL                                               168             (290)           (122)
   AG Legacy Plus                                                        549           (2,443)         (1,894)
   AG Legacy Plus (first reduction in expense ratio)                     295             (101)            194
   Corporate America                                                       1           (6,251)         (6,250)
   Corporate America (reduced surrender charge)                        3,500           (4,297)           (797)
   Income Advantage Select                                               103             (307)           (204)
   Income Advantage Select (with GMWB rider)                               9               (5)              4
   Platinum Investor I & II                                              717             (837)           (120)
   Platinum Investor I & II (first reduction in expense ratio)         2,635           (6,680)         (4,045)
   Platinum Investor III                                               1,934          (31,983)        (30,049)
   Platinum Investor III (first reduction in expense ratio)           57,720           (4,331)         53,389
   Platinum Investor IV                                                  834           (1,205)           (371)
   Platinum Investor FlexDirector                                          5               (6)             (1)
   Platinum Investor PLUS                                                354           (1,603)         (1,249)
   Platinum Investor Plus (first reduction in expense ratio)           1,253               (6)          1,247
Putnam VT Diversified Income Fund - Class IB - continued
   Platinum Investor Survivor (first reduction in expense ratio)         176              (56)            120
   Platinum Investor Survivor II                                       1,030             (101)            929
   Platinum Investor VIP                                               3,749           (3,010)            739
   Protection Advantage Select                                           126             (207)            (81)
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                      --          (10,034)        (10,034)
   Corporate America (reduced surrender charge)                        1,039           (1,519)           (480)
   Platinum Investor I & II                                              469           (5,282)         (4,813)
   Platinum Investor I & II (first reduction in expense ratio)         4,373          (19,623)        (15,250)
   Platinum Investor III                                               2,835         (139,580)       (136,745)
   Platinum Investor III (first reduction in expense ratio)          125,855          (14,658)        111,197
   Platinum Investor IV                                                4,087           (4,671)           (584)
   Platinum Investor PLUS                                              1,684           (7,387)         (5,703)
   Platinum Investor Plus (first reduction in expense ratio)           3,951              (24)          3,927

                                   VL-R - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Accumulation Units Net Increase
Divisions                                                          Units Issued      Redeemed       (Decrease)
---------                                                          ------------ ------------------ ------------
   Platinum Investor Survivor                                             47             (92)            (45)
   Platinum Investor Survivor (first reduction in expense ratio)         752          (3,034)         (2,282)
   Platinum Investor Survivor II                                       1,765          (1,209)            556
Putnam VT International Value Fund - Class IB
   Corporate America (reduced surrender charge)                        1,649          (5,023)         (3,374)
   Platinum Investor I & II                                              747          (1,455)           (708)
   Platinum Investor I & II (first reduction in expense ratio)         8,992         (26,451)        (17,459)
   Platinum Investor III                                               3,845         (53,390)        (49,545)
   Platinum Investor III (first reduction in expense ratio)           76,463         (13,828)         62,635
   Platinum Investor IV                                                2,871          (3,385)           (514)
   Platinum Investor FlexDirector                                          8             (62)            (54)
   Platinum Investor PLUS                                              1,170          (3,796)         (2,626)
   Platinum Investor Plus (first reduction in expense ratio)           2,954             (25)          2,929
   Platinum Investor Survivor                                             51            (577)           (526)
   Platinum Investor Survivor (first reduction in expense ratio)       1,863          (4,467)         (2,604)
   Platinum Investor Survivor II                                       3,867            (139)          3,728
   Platinum Investor VIP                                              17,172         (15,110)          2,062
   Platinum Investor VIP (with GMWB rider)                               102             (19)             83
Putnam VT Multi-Cap Growth Fund - Class IB
   AG Legacy Plus                                                         --          (1,729)         (1,729)
   AG Legacy Plus (first reduction in expense ratio)                   1,668            (255)          1,413
Putnam VT Small Cap Value Fund - Class IB
   AG Income Advantage VUL                                               142            (151)             (9)
   AG Legacy Plus                                                         15          (2,964)         (2,949)
   AG Legacy Plus (first reduction in expense ratio)                   5,525            (477)          5,048
   Income Advantage Select                                                63             (24)             39
   Protection Advantage Select                                           147            (114)             33
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                        143          (8,864)         (8,721)
   AG Legacy Plus (first reduction in expense ratio)                   1,676            (290)          1,386
SunAmerica Aggressive Growth Portfolio - Class 1
   AG Income Advantage VUL                                               125            (143)            (18)
   Income Advantage Select                                                81            (152)            (71)
   Platinum Investor I & II (first reduction in expense ratio)           285         (22,553)        (22,268)
   Platinum Investor III                                               2,815         (11,145)         (8,330)
   Platinum Investor III (first reduction in expense ratio)           10,455          (3,581)          6,874
   Platinum Investor IV                                                1,072            (700)            372
   Platinum Investor FlexDirector                                         37             (19)             18
SunAmerica Aggressive Growth Portfolio - Class 1 - continued
   Platinum Investor PLUS                                                694          (2,504)         (1,810)
   Platinum Investor Plus (first reduction in expense ratio)           2,839             (12)          2,827
   Platinum Investor Survivor II                                          21              --              21
   Platinum Investor VIP                                              10,881          (9,840)          1,041
   Protection Advantage Select                                            31             (34)             (3)
SunAmerica Balanced Portfolio - Class 1
   AG Income Advantage VUL                                               124             (45)             79
   Income Advantage Select                                               146            (189)            (43)
   Platinum Investor I & II (first reduction in expense ratio)         1,622          (1,270)            352
   Platinum Investor III                                               2,432         (34,414)        (31,982)
   Platinum Investor III (first reduction in expense ratio)           38,009          (1,729)         36,280
   Platinum Investor IV                                                1,104            (475)            629
   Platinum Investor FlexDirector                                          3              (3)             --
   Platinum Investor PLUS                                              1,427          (7,409)         (5,982)
   Platinum Investor Plus (first reduction in expense ratio)           6,024             (60)          5,964
   Platinum Investor Survivor II                                         112             (56)             56
   Platinum Investor VIP                                                 920          (5,144)         (4,224)
   Protection Advantage Select                                           169            (138)             31
UIF Growth Portfolio - Class I Shares
   Platinum Investor I & II                                              363            (363)             --
   Platinum Investor I & II (first reduction in expense ratio)         8,470         (20,399)        (11,929)
   Platinum Investor III                                               2,395         (25,375)        (22,980)
   Platinum Investor III (first reduction in expense ratio)           21,027          (2,646)         18,381
   Platinum Investor IV                                                  246            (363)           (117)

                                   VL-R - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Accumulation Units Net Increase
Divisions                                                          Units Issued      Redeemed       (Decrease)
---------                                                          ------------ ------------------ ------------
   Platinum Investor PLUS                                                437             (632)           (195)
   Platinum Investor Plus (first reduction in expense ratio)             428               (1)            427
   Platinum Investor Survivor                                             --           (1,366)         (1,366)
   Platinum Investor Survivor (first reduction in expense ratio)       1,817           (3,196)         (1,379)
   Platinum Investor Survivor II                                       1,678              (20)          1,658
VALIC Company I International Equities Fund
   AG Income Advantage VUL                                               898             (528)            370
   AG Legacy Plus                                                         --             (220)           (220)
   AG Legacy Plus (first reduction in expense ratio)                     244             (214)             30
   Corporate America (reduced surrender charge)                          290             (118)            172
   Income Advantage Select                                               134              (30)            104
   Platinum Investor I & II                                            1,584          (19,207)        (17,623)
   Platinum Investor I & II (first reduction in expense ratio)        31,436           (6,448)         24,988
   Platinum Investor III                                               1,595          (27,610)        (26,015)
   Platinum Investor III (first reduction in expense ratio)           31,487           (2,411)         29,076
   Platinum Investor IV                                                1,724           (1,541)            183
   Platinum Investor FlexDirector                                         --              (56)            (56)
   Platinum Investor PLUS                                              1,106           (2,180)         (1,074)
   Platinum Investor Plus (first reduction in expense ratio)             980               (1)            979
   Platinum Investor Survivor (first reduction in expense ratio)         424           (5,320)         (4,896)
   Platinum Investor Survivor II                                         544           (1,514)           (970)
   Platinum Investor VIP                                               5,300           (1,468)          3,832
   Protection Advantage Select                                           487             (517)            (30)
VALIC Company I Mid Cap Index Fund
   AG Income Advantage VUL                                             2,327             (278)          2,049
   AG Legacy Plus                                                         30           (1,327)         (1,297)
   AG Legacy Plus (first reduction in expense ratio)                   1,891             (367)          1,524
   Corporate America                                                      30             (125)            (95)
   Corporate America (reduced surrender charge)                          264              (83)            181
   Income Advantage Select                                               106              (38)             68
VALIC Company I Mid Cap Index Fund - continued
   Platinum Investor I & II                                              603           (1,155)           (552)
   Platinum Investor I & II (first reduction in expense ratio)         9,132          (36,838)        (27,706)
   Platinum Investor III                                               1,578          (94,440)        (92,862)
   Platinum Investor III (first reduction in expense ratio)          127,849          (23,687)        104,162
   Platinum Investor IV                                                2,261           (3,550)         (1,289)
   Platinum Investor FlexDirector                                         24              (24)             --
   Platinum Investor PLUS                                              1,493           (5,818)         (4,325)
   Platinum Investor Plus (first reduction in expense ratio)           4,736              (15)          4,721
   Platinum Investor Survivor (first reduction in expense ratio)       1,001          (12,887)        (11,886)
   Platinum Investor Survivor II                                       2,596          (20,399)        (17,803)
   Platinum Investor VIP                                              13,767          (13,898)           (131)
   Platinum Investor VIP (with GMWB rider)                                68              (12)             56
   Protection Advantage Select                                           333             (258)             75
VALIC Company I Money Market I Fund
   AG Income Advantage VUL                                             4,318           (6,211)         (1,893)
   AG Income Advantage VUL (with GMWB rider)                              --              (10)            (10)
   AG Legacy Plus                                                        191           (2,039)         (1,848)
   AG Legacy Plus (first reduction in expense ratio)                   1,461             (311)          1,150
   Corporate America (reduced surrender charge)                       28,120          (21,809)          6,311
   Income Advantage Select                                             1,792           (1,129)            663
   Platinum Investor I & II                                            4,286          (30,510)        (26,224)
   Platinum Investor I & II (first reduction in expense ratio)       199,345         (428,950)       (229,605)
   Platinum Investor III                                              56,983         (165,673)       (108,690)
   Platinum Investor III (first reduction in expense ratio)          197,936          (70,828)        127,108
   Platinum Investor IV                                               12,176          (11,033)          1,143
   Platinum Investor FlexDirector                                        435             (274)            161
   Platinum Investor PLUS                                             84,417          (90,321)         (5,904)
   Platinum Investor Plus (first reduction in expense ratio)           7,128              (68)          7,060
   Platinum Investor Survivor                                            536             (619)            (83)
   Platinum Investor Survivor (first reduction in expense ratio)      14,639          (47,524)        (32,885)
   Platinum Investor Survivor II                                       7,001           (7,906)           (905)
   Platinum Investor VIP                                              81,419         (118,467)        (37,048)

                                   VL-R - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
   Platinum Investor VIP (with GMWB rider)                                63           (131)          (68)
   Protection Advantage Select                                        14,907         (4,272)       10,635
VALIC Company I Nasdaq-100 Index Fund
   AG Income Advantage VUL                                               432           (907)         (475)
   Income Advantage Select                                                16             (8)            8
   Platinum Investor I & II                                              990           (884)          106
   Platinum Investor I & II (first reduction in expense ratio)         4,935        (21,438)      (16,503)
   Platinum Investor III                                               9,872       (124,408)     (114,536)
   Platinum Investor III (first reduction in expense ratio)           55,559         (7,803)       47,756
   Platinum Investor IV                                                1,079           (411)          668
   Platinum Investor FlexDirector                                          4             (6)           (2)
   Platinum Investor PLUS                                              1,380         (2,466)       (1,086)
   Platinum Investor Plus (first reduction in expense ratio)           2,187             (6)        2,181
   Platinum Investor Survivor                                             --           (139)         (139)
   Platinum Investor Survivor (first reduction in expense ratio)          84            (98)          (14)
   Platinum Investor Survivor II                                       2,439            (76)        2,363
   Platinum Investor VIP                                               1,619           (854)          765
   Protection Advantage Select                                         1,015           (649)          366
VALIC Company I Science & Technology Fund
   AG Income Advantage VUL                                               282            (14)          268
   Income Advantage Select                                                 7             (3)            4
VALIC Company I Science & Technology Fund - continued
   Platinum Investor I & II                                               73            (50)           23
   Platinum Investor I & II (first reduction in expense ratio)         1,178         (4,666)       (3,488)
   Platinum Investor III                                               3,842        (42,517)      (38,675)
   Platinum Investor III (first reduction in expense ratio)           18,895         (1,804)       17,091
   Platinum Investor IV                                                  483           (253)          230
   Platinum Investor FlexDirector                                         18            (15)            3
   Platinum Investor PLUS                                                314           (519)         (205)
   Platinum Investor Plus (first reduction in expense ratio)             556             (7)          549
   Platinum Investor Survivor (first reduction in expense ratio)         429            (92)          337
   Platinum Investor Survivor II                                         410            (37)          373
   Platinum Investor VIP                                                 776           (637)          139
   Protection Advantage Select                                            63            (23)           40
VALIC Company I Small Cap Index Fund
   AG Income Advantage VUL                                             2,395           (698)        1,697
   Corporate America (reduced surrender charge)                        2,297         (3,591)       (1,294)
   Corporate Investor Select                                              22            (33)          (11)
   Income Advantage Select                                                60            (33)           27
   Platinum Investor I & II                                            1,004         (1,062)          (58)
   Platinum Investor I & II (first reduction in expense ratio)         2,297        (50,837)      (48,540)
   Platinum Investor III                                               1,603        (68,018)      (66,415)
   Platinum Investor III (first reduction in expense ratio)           93,591        (34,646)       58,945
   Platinum Investor IV                                                1,824         (1,707)          117
   Platinum Investor FlexDirector                                         47           (124)          (77)
   Platinum Investor PLUS                                              1,444         (3,594)       (2,150)
   Platinum Investor Plus (first reduction in expense ratio)           2,080            (13)        2,067
   Platinum Investor Survivor                                             42           (918)         (876)
   Platinum Investor Survivor (first reduction in expense ratio)       1,950         (1,078)          872
   Platinum Investor Survivor II                                       4,129        (22,502)      (18,373)
   Platinum Investor VIP                                              15,195        (12,790)        2,405
   Protection Advantage Select                                           981           (445)          536
VALIC Company I Stock Index Fund
   AG Income Advantage VUL                                               364         (1,031)         (667)
   AG Legacy Plus                                                         84        (15,781)      (15,697)
   AG Legacy Plus (first reduction in expense ratio)                  14,942           (485)       14,457
   Corporate America                                                      61           (253)         (192)
   Corporate America (reduced surrender charge)                        5,918         (8,105)       (2,187)
   Corporate Investor Select                                              23            (36)          (13)
   Income Advantage Select                                             1,203           (791)          412
   Platinum Investor I & II                                            1,589        (17,781)      (16,192)
   Platinum Investor I & II (first reduction in expense ratio)        29,060        (71,608)      (42,548)
   Platinum Investor III                                               3,110       (244,272)     (241,162)

                                   VL-R - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
   Platinum Investor III (first reduction in expense ratio)          213,667       (62,969)      150,698
   Platinum Investor IV                                                3,104        (3,669)         (565)
   Platinum Investor FlexDirector                                         28          (189)         (161)
   Platinum Investor PLUS                                              3,682        (5,724)       (2,042)
   Platinum Investor Plus (first reduction in expense ratio)           3,782          (266)        3,516
   Platinum Investor Survivor                                            299       (10,303)      (10,004)
   Platinum Investor Survivor (first reduction in expense ratio)      13,468       (12,035)        1,433
   Platinum Investor Survivor II                                      10,141        (3,248)        6,893
   Platinum Investor VIP                                              19,454       (12,699)        6,755
   Protection Advantage Select                                           975          (879)           96
Vanguard VIF High Yield Bond Portfolio
   AG Income Advantage VUL                                             2,835        (2,190)          645
   Corporate America (reduced surrender charge)                        1,438        (1,163)          275
Vanguard VIF High Yield Bond Portfolio - continued
   Corporate Investor Select                                              20           (31)          (11)
   Income Advantage Select                                               153          (538)         (385)
   Platinum Investor I & II                                              148          (249)         (101)
   Platinum Investor I & II (first reduction in expense ratio)         8,903       (11,084)       (2,181)
   Platinum Investor III                                               3,266       (50,675)      (47,409)
   Platinum Investor III (first reduction in expense ratio)           60,654        (7,668)       52,986
   Platinum Investor IV                                                5,694        (4,142)        1,552
   Platinum Investor FlexDirector                                          9          (237)         (228)
   Platinum Investor PLUS                                              1,917        (7,208)       (5,291)
   Platinum Investor Plus (first reduction in expense ratio)           2,439            (5)        2,434
   Platinum Investor Survivor                                             10          (767)         (757)
   Platinum Investor Survivor (first reduction in expense ratio)       6,156          (994)        5,162
   Platinum Investor Survivor II                                      10,529        (5,059)        5,470
   Platinum Investor VIP                                               5,024        (3,331)        1,693
   Platinum Investor VIP (with GMWB rider)                                28           (60)          (32)
   Protection Advantage Select                                           424          (422)            2
Vanguard VIF REIT Index Portfolio
   AG Income Advantage VUL                                             2,001        (3,123)       (1,122)
   AG Income Advantage VUL (with GMWB rider)                              --            (6)           (6)
   Corporate America (reduced surrender charge)                        1,272        (4,065)       (2,793)
   Income Advantage Select                                               338          (369)          (31)
   Income Advantage Select (with GMWB rider)                               8            (5)            3
   Platinum Investor I & II                                              235          (290)          (55)
   Platinum Investor I & II (first reduction in expense ratio)         9,802       (15,743)       (5,941)
   Platinum Investor III                                               2,825       (66,183)      (63,358)
   Platinum Investor III (first reduction in expense ratio)          161,399       (16,216)      145,183
   Platinum Investor IV                                                6,055        (5,858)          197
   Platinum Investor FlexDirector                                        238          (790)         (552)
   Platinum Investor PLUS                                              1,919       (18,990)      (17,071)
   Platinum Investor Plus (first reduction in expense ratio)          13,461           (12)       13,449
   Platinum Investor Survivor                                             12          (753)         (741)
   Platinum Investor Survivor (first reduction in expense ratio)       2,737        (1,499)        1,238
   Platinum Investor Survivor II                                       2,663        (2,571)           92
   Platinum Investor VIP                                               9,347        (9,167)          180
   Platinum Investor VIP (with GMWB rider)                                83          (113)          (30)
   Protection Advantage Select                                           879          (844)           35

                                   VL-R - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS


Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
Alger Capital Appreciation Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                             1,176           (767)          409
   Corporate America (reduced surrender charge)                        1,031        (14,889)      (13,858)
   Income Advantage Select                                               480           (439)           41
   Platinum Investor I & II                                               14            (23)           (9)
   Platinum Investor I & II (first reduction in expense ratio)            --            (17)          (17)
   Platinum Investor III                                              51,705        (49,611)        2,094
   Platinum Investor III (first reduction in expense ratio)           24,242         (9,483)       14,759
   Platinum Investor IV                                                2,252         (1,670)          582
   Platinum Investor FlexDirector                                         46           (464)         (418)
   Platinum Investor PLUS                                              1,341         (3,358)       (2,017)
   Platinum Investor Survivor                                             --         (1,136)       (1,136)
   Platinum Investor Survivor (first reduction in expense ratio)      20,167        (20,184)          (17)
   Platinum Investor Survivor II                                       1,065           (934)          131
   Platinum Investor VIP                                               5,405         (9,463)       (4,058)
   Platinum Investor VIP (with GMWB rider)                               465           (427)           38
   Protection Advantage Select                                         1,863         (1,045)          818
Alger Mid Cap Growth Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                             1,059           (626)          433
   AG Income Advantage VUL (with GMWB rider)                              --            (40)          (40)
   Corporate America (reduced surrender charge)                        4,151        (10,291)       (6,140)
   Income Advantage Select                                               136           (110)           26
   Platinum Investor I & II                                               30           (341)         (311)
   Platinum Investor III                                               4,943        (13,854)       (8,911)
   Platinum Investor III (first reduction in expense ratio)           12,621         (2,143)       10,478
   Platinum Investor IV                                                2,970         (1,815)        1,155
   Platinum Investor FlexDirector                                         26           (733)         (707)
   Platinum Investor PLUS                                                949         (1,922)         (973)
   Platinum Investor Survivor (first reduction in expense ratio)       1,134           (574)          560
   Platinum Investor Survivor II                                       1,139         (1,373)         (234)
   Platinum Investor VIP                                               5,502         (5,507)           (5)
   Platinum Investor VIP (with GMWB rider)                                31           (102)          (71)
   Protection Advantage Select                                           721         (1,416)         (695)
American Century VP Value Fund - Class I
   AG Income Advantage VUL                                             1,570           (645)          925
   AG Legacy Plus                                                         97         (7,902)       (7,805)
   AG Legacy Plus (first reduction in expense ratio)                  10,968         (1,280)        9,688
   Corporate America (reduced surrender charge)                        3,636         (6,375)       (2,739)
   Income Advantage Select                                               277           (191)           86
   Platinum Investor I & II                                            5,622        (41,383)      (35,761)
   Platinum Investor I & II (first reduction in expense ratio)        72,676        (38,707)       33,969
   Platinum Investor III                                              45,100       (150,946)     (105,846)
   Platinum Investor III (first reduction in expense ratio)          122,006         (7,491)      114,515
   Platinum Investor IV                                                8,335        (11,253)       (2,918)
   Platinum Investor FlexDirector                                         40            (94)          (54)
   Platinum Investor PLUS                                              3,876         (8,816)       (4,940)
   Platinum Investor Survivor                                            704         (9,986)       (9,282)
   Platinum Investor Survivor (first reduction in expense ratio)      15,818         (6,177)        9,641
   Platinum Investor Survivor II                                       5,291         (8,227)       (2,936)
   Platinum Investor VIP                                              17,804        (18,105)         (301)
   Protection Advantage Select                                         1,500           (703)          797
Credit Suisse U.S. Equity Flex I Portfolio
   AG Income Advantage VUL                                               137           (997)         (860)

                                   VL-R - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
Credit Suisse U.S. Equity Flex I Portfolio - continued
   AG Income Advantage VUL (with GMWB rider)                              --           (265)         (265)
   Corporate America (reduced surrender charge)                          133           (349)         (216)
   Income Advantage Select                                                57           (631)         (574)
   Platinum Investor I & II                                              389         (3,741)       (3,352)
   Platinum Investor I & II (first reduction in expense ratio)         4,219         (8,533)       (4,314)
   Platinum Investor III                                               5,619       (121,802)     (116,183)
   Platinum Investor III (first reduction in expense ratio)           19,522        (21,649)       (2,127)
   Platinum Investor IV                                                3,693        (16,536)      (12,843)
   Platinum Investor FlexDirector                                        225         (3,225)       (3,000)
   Platinum Investor PLUS                                              2,050        (12,743)      (10,693)
   Platinum Investor Survivor                                            171         (2,522)       (2,351)
   Platinum Investor Survivor (first reduction in expense ratio)         726         (1,768)       (1,042)
   Platinum Investor Survivor II                                         890         (4,943)       (4,053)
   Platinum Investor VIP                                               1,777        (23,521)      (21,744)
   Protection Advantage Select                                           425         (1,250)         (825)
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                            2,698         (5,624)       (2,926)
   Platinum Investor I & II (first reduction in expense ratio)        25,378        (45,347)      (19,969)
   Platinum Investor III                                               8,200        (72,592)      (64,392)
   Platinum Investor III (first reduction in expense ratio)           73,702         (8,026)       65,676
   Platinum Investor IV                                                5,675         (4,858)          817
   Platinum Investor FlexDirector                                          3             (3)           --
   Platinum Investor PLUS                                              1,170         (2,281)       (1,111)
   Platinum Investor Survivor                                             11           (750)         (739)
   Platinum Investor Survivor (first reduction in expense ratio)       1,566           (136)        1,430
   Platinum Investor Survivor II                                         266         (2,238)       (1,972)
Dreyfus VIF International Value Portfolio - Initial Shares
   AG Income Advantage VUL                                               525         (2,620)       (2,095)
   AG Income Advantage VUL (with GMWB rider)                               1            (34)          (33)
   Income Advantage Select                                               557           (629)          (72)
   Protection Advantage Select                                         1,195           (553)          642
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
   Corporate America                                                     652           (766)         (114)
   Platinum Investor I & II                                           13,959        (29,747)      (15,788)
   Platinum Investor I & II (first reduction in expense ratio)        35,171        (36,667)       (1,496)
   Platinum Investor III                                              18,386       (148,437)     (130,051)
   Platinum Investor III (first reduction in expense ratio)          102,269         (8,401)       93,868
   Platinum Investor IV                                                4,681         (1,983)        2,698
   Platinum Investor FlexDirector                                         --           (504)         (504)
   Platinum Investor PLUS                                              3,409         (7,155)       (3,746)
   Platinum Investor Survivor                                          1,266        (12,530)      (11,264)
   Platinum Investor Survivor (first reduction in expense ratio)      12,418         (6,500)        5,918
   Platinum Investor Survivor II                                          82           (561)         (479)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                     401           (447)          (46)
   Corporate America (reduced surrender charge)                        1,629         (5,272)       (3,643)
   Platinum Investor I & II                                            1,910        (23,803)      (21,893)
   Platinum Investor I & II (first reduction in expense ratio)        59,734       (107,270)      (47,536)
   Platinum Investor III                                              14,575        (75,653)      (61,078)
   Platinum Investor III (first reduction in expense ratio)           67,458         (4,590)       62,868
   Platinum Investor IV                                                1,096         (8,616)       (7,520)
   Platinum Investor FlexDirector                                         11           (271)         (260)

                                   VL-R - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - continued
   Platinum Investor PLUS                                              4,767         (3,775)          992
   Platinum Investor Survivor                                            228         (2,617)       (2,389)
   Platinum Investor Survivor (first reduction in expense ratio)       4,305           (390)        3,915
   Platinum Investor Survivor II                                         768           (582)          186
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Income Advantage VUL                                               532            (94)          438
   AG Legacy Plus                                                         57         (3,146)       (3,089)
   AG Legacy Plus (first reduction in expense ratio)                   2,683             (8)        2,675
   Corporate America (reduced surrender charge)                        3,159           (253)        2,906
   Income Advantage Select                                                88           (216)         (128)
   Platinum Investor I & II                                            8,591        (27,749)      (19,158)
   Platinum Investor I & II (first reduction in expense ratio)        29,640        (13,060)       16,580
   Platinum Investor III                                              26,731        (78,790)      (52,059)
   Platinum Investor III (first reduction in expense ratio)           45,143         (1,339)       43,804
   Platinum Investor IV                                                1,002         (1,689)         (687)
   Platinum Investor FlexDirector                                         12            (61)          (49)
   Platinum Investor PLUS                                              1,440         (4,256)       (2,816)
   Platinum Investor Survivor                                            182         (1,824)       (1,642)
   Platinum Investor Survivor (first reduction in expense ratio)       2,010           (366)        1,644
   Platinum Investor Survivor II                                       2,866         (2,956)          (90)
   Platinum Investor VIP                                               2,834         (3,961)       (1,127)
   Protection Advantage Select                                         2,460         (2,067)          393
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Income Advantage VUL                                             3,749         (6,736)       (2,987)
   AG Legacy Plus                                                      7,968        (16,321)       (8,353)
   AG Legacy Plus (first reduction in expense ratio)                   5,763           (567)        5,196
   Corporate America (reduced surrender charge)                       10,506        (20,921)      (10,415)
   Corporate Investor Select                                              97            (21)           76
   Income Advantage Select                                             1,050         (1,511)         (461)
   Platinum Investor I & II                                           16,712        (61,923)      (45,211)
   Platinum Investor I & II (first reduction in expense ratio)       123,969       (125,504)       (1,535)
   Platinum Investor III                                              59,678       (431,599)     (371,921)
   Platinum Investor III (first reduction in expense ratio)          276,998        (45,432)      231,566
   Platinum Investor IV                                               16,662        (23,390)       (6,728)
   Platinum Investor FlexDirector                                        328         (1,823)       (1,495)
   Platinum Investor PLUS                                              6,595        (12,779)       (6,184)
   Platinum Investor Survivor                                          1,908        (63,786)      (61,878)
   Platinum Investor Survivor (first reduction in expense ratio)      98,637        (28,625)       70,012
   Platinum Investor Survivor II                                       4,817         (6,691)       (1,874)
   Platinum Investor VIP                                              33,639        (35,813)       (2,174)
   Platinum Investor VIP (with GMWB rider)                                77           (208)         (131)
   Protection Advantage Select                                         3,545         (4,047)         (502)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Income Advantage VUL                                             2,670         (7,704)       (5,034)
   AG Legacy Plus                                                        307        (14,965)      (14,658)
   AG Legacy Plus (first reduction in expense ratio)                   8,438         (1,526)        6,912
   Corporate America (reduced surrender charge)                       11,657        (22,545)      (10,888)
   Corporate Investor Select                                             102            (30)           72
   Income Advantage Select                                               753           (635)          118
   Platinum Investor I & II                                           18,653        (53,598)      (34,945)
   Platinum Investor I & II (first reduction in expense ratio)        65,977        (45,281)       20,696
   Platinum Investor III                                              52,095       (290,150)     (238,055)

                                   VL-R - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                    Accumulation  Accumulation  Net Increase
Divisions                                                           Units Issued Units Redeemed  (Decrease)
---------                                                           ------------ -------------- ------------
Fidelity VIP Equity-Income Portfolio - Service Class 2 - continued
   Platinum Investor III (first reduction in expense ratio)           271,001       (33,256)      237,745
   Platinum Investor IV                                                 5,857       (11,342)       (5,485)
   Platinum Investor FlexDirector                                         939        (1,211)         (272)
   Platinum Investor PLUS                                               5,469       (12,229)       (6,760)
   Platinum Investor Survivor                                           2,568       (62,670)      (60,102)
   Platinum Investor Survivor (first reduction in expense ratio)       79,916        (9,862)       70,054
   Platinum Investor Survivor II                                        1,964        (4,751)       (2,787)
   Platinum Investor VIP                                               15,977       (13,349)        2,628
   Platinum Investor VIP (with GMWB rider)                                210          (214)           (4)
   Protection Advantage Select                                          1,697        (1,401)          296
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AG Income Advantage VUL                                              1,845          (413)        1,432
   Corporate Investor Select                                               --            (8)           (8)
   Income Advantage Select                                                380          (437)          (57)
   Platinum Investor I & II (first reduction in expense ratio)          7,553          (511)        7,042
   Platinum Investor III                                                1,161          (819)          342
   Platinum Investor III (first reduction in expense ratio)               143           (93)           50
   Platinum Investor IV                                                    61           (17)           44
   Platinum Investor FlexDirector                                          70          (130)          (60)
   Platinum Investor VIP                                                4,460          (656)        3,804
   Protection Advantage Select                                          1,838        (1,898)          (60)
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AG Income Advantage VUL                                                726        (1,881)       (1,155)
   Corporate America (reduced surrender charge)                         1,299        (2,601)       (1,302)
   Income Advantage Select                                                 19           (11)            8
   Platinum Investor I & II (first reduction in expense ratio)          6,148          (113)        6,035
   Platinum Investor III                                                  870        (1,130)         (260)
   Platinum Investor III (first reduction in expense ratio)             4,978          (737)        4,241
   Platinum Investor IV                                                    34           (14)           20
   Platinum Investor VIP                                                1,363        (1,164)          199
   Platinum Investor VIP (with GMWB rider)                                 54          (163)         (109)
   Platinum Investor Survivor II                                        1,312            --         1,312
   Protection Advantage Select                                            132          (243)         (111)
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AG Income Advantage VUL                                              1,863          (702)        1,161
   Income Advantage Select                                                984          (221)          763
   Platinum Investor III                                                7,218        (9,363)       (2,145)
   Platinum Investor III (first reduction in expense ratio)             6,702          (742)        5,960
   Platinum Investor IV                                                   128           (48)           80
   Platinum Investor PLUS                                                  99          (229)         (130)
   Platinum Investor Survivor II                                          169          (150)           19
   Platinum Investor VIP                                                4,894        (3,405)        1,489
   Platinum Investor VIP (with GMWB rider)                                 78          (177)          (99)
   Protection Advantage Select                                            800          (594)          206
Fidelity VIP Growth Portfolio - Service Class 2
   AG Income Advantage VUL                                              3,449        (3,757)         (308)
   AG Legacy Plus                                                         150        (8,957)       (8,807)
   AG Legacy Plus (first reduction in expense ratio)                    5,862           (18)        5,844
   Corporate America (reduced surrender charge)                         3,287       (20,034)      (16,747)
   Income Advantage Select                                                192          (445)         (253)
   Platinum Investor I & II                                             5,674       (34,159)      (28,485)
   Platinum Investor I & II (first reduction in expense ratio)         31,408        (8,699)       22,709

                                   VL-R - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                       Accumulation Units Accumulation Units Net Increase
Divisions                                                                    Issued            Redeemed       (Decrease)
---------                                                              ------------------ ------------------ ------------
Fidelity VIP Growth Portfolio - Service Class 2 - continued
   Platinum Investor III                                                     85,968            (409,539)       (323,571)
   Platinum Investor III (first reduction in expense ratio)                 216,608             (17,101)        199,507
   Platinum Investor IV                                                       7,217              (8,161)           (944)
   Platinum Investor FlexDirector                                               261                (610)           (349)
   Platinum Investor PLUS                                                    72,770             (12,297)         60,473
   Platinum Investor Survivor                                                 1,503             (31,320)        (29,817)
   Platinum Investor Survivor (first reduction in expense ratio)             28,661              (7,785)         20,876
   Platinum Investor Survivor II                                              2,519              (8,352)         (5,833)
   Platinum Investor VIP                                                     13,038              (8,710)          4,328
   Protection Advantage Select                                                2,325              (1,437)            888
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AG Income Advantage VUL                                                    2,071              (8,322)         (6,251)
   Corporate America (reduced surrender charge)                               4,779              (8,850)         (4,071)
   Corporate Investor Select                                                     87                 (27)             60
   Income Advantage Select                                                      757              (1,378)           (621)
   Income Advantage Select (with GMWB rider)                                      9                 (15)             (6)
   Platinum Investor I & II                                                      33              (1,172)         (1,139)
   Platinum Investor I & II (first reduction in expense ratio)                2,820                 (95)          2,725
   Platinum Investor III                                                     19,599             (54,579)        (34,980)
   Platinum Investor III (first reduction in expense ratio)                  49,051              (4,255)         44,796
   Platinum Investor IV                                                      11,737             (17,590)         (5,853)
   Platinum Investor FlexDirector                                               287                (452)           (165)
   Platinum Investor PLUS                                                     1,598              (3,470)         (1,872)
   Platinum Investor Survivor                                                   388              (9,455)         (9,067)
   Platinum Investor Survivor (first reduction in expense ratio)             23,130              (4,674)         18,456
   Platinum Investor Survivor II                                              1,514              (2,541)         (1,027)
   Platinum Investor VIP                                                     20,899             (29,128)         (8,229)
   Platinum Investor VIP (with GMWB rider)                                       75                 (10)             65
   Protection Advantage Select                                                1,508                (806)            702
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AG Income Advantage VUL                                                    3,348              (4,071)           (723)
   Corporate America (reduced surrender charge)                               4,006              (2,140)          1,866
   Income Advantage Select                                                      588                (895)           (307)
   Income Advantage Select (with GMWB rider)                                      8                 (18)            (10)
   Platinum Investor I & II                                                      64              (1,177)         (1,113)
   Platinum Investor I & II (first reduction in expense ratio)                2,134                (120)          2,014
   Platinum Investor III                                                     16,698            (167,838)       (151,140)
   Platinum Investor III (first reduction in expense ratio)                  24,541             (15,362)          9,179
   Platinum Investor IV                                                       9,063             (15,788)         (6,725)
   Platinum Investor FlexDirector                                               117                (318)           (201)
   Platinum Investor PLUS                                                     1,653              (2,612)           (959)
   Platinum Investor Survivor                                                   510             (11,036)        (10,526)
   Platinum Investor Survivor (first reduction in expense ratio)             33,679             (18,714)         14,965
   Platinum Investor Survivor II                                              1,663              (1,548)            115
   Platinum Investor VIP                                                     19,934             (19,168)            766
   Platinum Investor VIP (with GMWB rider)                                       57                 (21)             36
   Protection Advantage Select                                                1,499              (1,216)            283
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund -
  Class 2
   AG Legacy Plus                                                                35              (7,433)         (7,398)
   AG Legacy Plus (first reduction in expense ratio)                          1,485                 (18)          1,467
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                               3,982              (3,326)            656

                                   VL-R - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
---------                                                               ------------ -------------- ------------
Franklin Templeton Franklin U.S. Government Fund - Class 2 - continued
   Platinum Investor I & II                                                   170         (4,014)       (3,844)
   Platinum Investor I & II (first reduction in expense ratio)             15,688        (11,608)        4,080
   Platinum Investor III                                                   14,117        (26,911)      (12,794)
   Platinum Investor III (first reduction in expense ratio)                12,296         (3,863)        8,433
   Platinum Investor IV                                                     5,963        (14,589)       (8,626)
   Platinum Investor FlexDirector                                              71           (391)         (320)
   Platinum Investor PLUS                                                   2,810        (29,501)      (26,691)
   Platinum Investor Survivor                                                   1         (3,753)       (3,752)
   Platinum Investor Survivor (first reduction in expense ratio)            5,296           (158)        5,138
   Platinum Investor Survivor II                                            1,277           (848)          429
   Platinum Investor VIP                                                    8,660         (6,071)        2,589
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AG Income Advantage VUL                                                  5,298         (2,154)        3,144
   Corporate America (reduced surrender charge)                             2,740            (73)        2,667
   Income Advantage Select                                                    197           (794)         (597)
   Platinum Investor I & II                                                 2,877        (27,282)      (24,405)
   Platinum Investor I & II (first reduction in expense ratio)             71,517        (79,786)       (8,269)
   Platinum Investor III                                                   20,349       (223,111)     (202,762)
   Platinum Investor III (first reduction in expense ratio)                35,313        (10,579)       24,734
   Platinum Investor IV                                                     7,041         (9,710)       (2,669)
   Platinum Investor FlexDirector                                              92         (1,677)       (1,585)
   Platinum Investor PLUS                                                   3,302         (4,481)       (1,179)
   Platinum Investor Survivor                                               3,869         (4,091)         (222)
   Platinum Investor Survivor (first reduction in expense ratio)            7,548        (20,977)      (13,429)
   Platinum Investor Survivor II                                            2,061         (1,270)          791
   Platinum Investor VIP                                                   15,082        (15,362)         (280)
   Platinum Investor VIP (with GMWB rider)                                     --           (108)         (108)
   Protection Advantage Select                                              4,412         (2,060)        2,352
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                             824         (3,194)       (2,370)
   AG Legacy Plus (first reduction in expense ratio)                        2,062           (618)        1,444
   Corporate America (reduced surrender charge)                             2,235         (1,239)          996
   Platinum Investor I & II                                                 1,626         (6,346)       (4,720)
   Platinum Investor I & II (first reduction in expense ratio)              9,901        (11,556)       (1,655)
   Platinum Investor III                                                   49,896        (86,888)      (36,992)
   Platinum Investor III (first reduction in expense ratio)                45,392        (11,555)       33,837
   Platinum Investor IV                                                     4,160         (5,144)         (984)
   Platinum Investor FlexDirector                                             892         (1,079)         (187)
   Platinum Investor PLUS                                                   3,760         (2,755)        1,005
   Platinum Investor Survivor                                                 708         (7,047)       (6,339)
   Platinum Investor Survivor (first reduction in expense ratio)           10,873           (126)       10,747
   Platinum Investor Survivor II                                            3,090         (7,939)       (4,849)
   Platinum Investor VIP                                                   14,147         (9,505)        4,642
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
   Platinum Investor I & II                                                     1         (3,946)       (3,945)
   Platinum Investor I & II (first reduction in expense ratio)              4,206           (118)        4,088
   Platinum Investor III                                                        1         (4,754)       (4,753)
   Platinum Investor III (first reduction in expense ratio)                 4,794           (190)        4,604
   Platinum Investor PLUS                                                      --             (1)           (1)
   Platinum Investor Survivor (first reduction in expense ratio)               --        (26,576)      (26,576)
   Platinum Investor Survivor II                                               --           (226)         (226)

                                   VL-R - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
Invesco V.I. Core Equity Fund - Series I
   Corporate America                                                     559           (664)         (105)
   Corporate America (reduced surrender charge)                        1,094           (490)          604
   Platinum Investor I & II                                            6,304        (39,884)      (33,580)
   Platinum Investor I & II (first reduction in expense ratio)        57,724       (101,429)      (43,705)
   Platinum Investor III                                              14,147       (148,544)     (134,397)
   Platinum Investor III (first reduction in expense ratio)          137,200         (5,819)      131,381
   Platinum Investor IV                                                1,723         (2,764)       (1,041)
   Platinum Investor FlexDirector                                          4             (3)            1
   Platinum Investor PLUS                                              1,337         (2,590)       (1,253)
   Platinum Investor Survivor                                          2,175        (22,871)      (20,696)
   Platinum Investor Survivor (first reduction in expense ratio)      27,196         (2,911)       24,285
   Platinum Investor Survivor II                                         236         (6,902)       (6,666)
Invesco V.I. Global Real Estate Fund - Series I
   AG Income Advantage VUL                                               501           (932)         (431)
   Income Advantage Select                                             1,251           (513)          738
   Protection Advantage Select                                           251           (140)          111
Invesco V.I. Government Securities Fund - Series I
   AG Legacy Plus                                                      9,405         (3,627)        5,778
   AG Legacy Plus (first reduction in expense ratio)                   3,534            (70)        3,464
Invesco V.I. High Yield Fund - Series I
   Platinum Investor I & II                                            6,982         (6,982)           --
   Platinum Investor I & II (first reduction in expense ratio)        54,212         (4,626)       49,586
   Platinum Investor III                                              29,218         (6,464)       22,754
   Platinum Investor III (first reduction in expense ratio)            7,961         (1,108)        6,853
   Platinum Investor IV                                                4,138           (161)        3,977
   Platinum Investor FlexDirector                                         44            (22)           22
   Platinum Investor PLUS                                              4,206           (424)        3,782
   Platinum Investor Survivor                                            478             --           478
   Platinum Investor Survivor II                                     118,643           (342)      118,301
Invesco V.I. International Growth Fund - Series I
   AG Income Advantage VUL                                             3,907         (3,001)          906
   AG Legacy Plus                                                        495        (11,875)      (11,380)
   AG Legacy Plus (first reduction in expense ratio)                   2,100         (3,318)       (1,218)
   Corporate America                                                     691           (759)          (68)
   Corporate America (reduced surrender charge)                        6,134        (13,415)       (7,281)
   Corporate Investor Select                                             100            (30)           70
   Income Advantage Select                                             1,035           (561)          474
   Platinum Investor I & II                                            5,918        (14,588)       (8,670)
   Platinum Investor I & II (first reduction in expense ratio)        55,176        (71,988)      (16,812)
   Platinum Investor III                                              37,497       (127,258)      (89,761)
   Platinum Investor III (first reduction in expense ratio)           64,369         (6,154)       58,215
   Platinum Investor IV                                                5,563         (6,317)         (754)
   Platinum Investor FlexDirector                                        102           (946)         (844)
   Platinum Investor PLUS                                              1,339         (2,642)       (1,303)
   Platinum Investor Survivor                                          3,855        (20,380)      (16,525)
   Platinum Investor Survivor (first reduction in expense ratio)      31,542        (26,841)        4,701
   Platinum Investor Survivor II                                       3,160         (1,531)        1,629
   Platinum Investor VIP                                              13,228        (18,385)       (5,157)
   Platinum Investor VIP (with GMWB rider)                               139            (50)           89
   Protection Advantage Select                                         1,538         (1,106)          432
Invesco Van Kampen V.I. Capital Growth Fund - Series I
   AG Legacy Plus                                                         --         (1,535)       (1,535)

                                   VL-R - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                    Accumulation  Accumulation  Net Increase
Divisions                                                           Units Issued Units Redeemed  (Decrease)
---------                                                           ------------ -------------- ------------
Invesco Van Kampen V.I. Capital Growth Fund - Series I - continued
   AG Legacy Plus (first reduction in expense ratio)                      249         (2,668)       (2,419)
Invesco Van Kampen V.I. Government Fund - Series I
   AG Legacy Plus                                                         169         (6,143)       (5,974)
   AG Legacy Plus (first reduction in expense ratio)                      944           (944)           --
Invesco Van Kampen V.I. Growth and Income Fund - Series I
   AG Income Advantage VUL                                              2,696         (3,220)         (524)
   AG Income Advantage VUL (with GMWB rider)                               --            (45)          (45)
   Corporate America (reduced surrender charge)                           608         (2,141)       (1,533)
   Income Advantage Select                                                250           (563)         (313)
   Platinum Investor I & II                                             5,190        (13,088)       (7,898)
   Platinum Investor I & II (first reduction in expense ratio)         42,945       (108,322)      (65,377)
   Platinum Investor III                                               16,932       (180,218)     (163,286)
   Platinum Investor III (first reduction in expense ratio)            50,241        (11,905)       38,336
   Platinum Investor IV                                                 8,840        (11,824)       (2,984)
   Platinum Investor FlexDirector                                           7           (121)         (114)
   Platinum Investor PLUS                                               2,745         (2,649)           96
   Platinum Investor Survivor                                              65         (7,274)       (7,209)
   Platinum Investor Survivor (first reduction in expense ratio)       10,303        (16,092)       (5,789)
   Platinum Investor Survivor II                                        2,241         (4,641)       (2,400)
   Platinum Investor VIP                                                8,293        (10,789)       (2,496)
   Protection Advantage Select                                          3,019         (2,475)          544
Invesco Van Kampen V.I. High Yield Fund - Series I
   Platinum Investor I & II                                                 6         (5,026)       (5,020)
   Platinum Investor I & II (first reduction in expense ratio)          1,373        (39,476)      (38,103)
   Platinum Investor III                                                3,339        (19,801)      (16,462)
   Platinum Investor III (first reduction in expense ratio)             2,357         (2,422)          (65)
   Platinum Investor IV                                                   376         (3,142)       (2,766)
   Platinum Investor FlexDirector                                          --            (35)          (35)
   Platinum Investor PLUS                                                 105         (2,303)       (2,198)
   Platinum Investor Survivor                                              --           (316)         (316)
   Platinum Investor Survivor (first reduction in expense ratio)           --           (333)         (333)
   Platinum Investor Survivor II                                            9        (64,581)      (64,572)
Janus Aspen Enterprise Portfolio - Service Shares
   AG Income Advantage VUL                                                802           (290)          512
   Corporate America (reduced surrender charge)                           784         (1,307)         (523)
   Income Advantage Select                                                218            (92)          126
   Platinum Investor I & II                                             1,505        (13,542)      (12,037)
   Platinum Investor I & II (first reduction in expense ratio)         12,894         (2,646)       10,248
   Platinum Investor III                                               50,896       (216,821)     (165,925)
   Platinum Investor III (first reduction in expense ratio)           106,269         (4,875)      101,394
   Platinum Investor IV                                                 2,804         (4,356)       (1,552)
   Platinum Investor FlexDirector                                          15            (33)          (18)
   Platinum Investor PLUS                                               1,063         (3,536)       (2,473)
   Platinum Investor Survivor                                               7         (3,060)       (3,053)
   Platinum Investor Survivor (first reduction in expense ratio)        3,365           (218)        3,147
   Platinum Investor Survivor II                                          409            (30)          379
   Platinum Investor VIP                                                3,512         (3,336)          176
   Protection Advantage Select                                            520           (573)          (53)
Janus Aspen Forty Portfolio - Service Shares
   AG Income Advantage VUL                                              1,295           (449)          846
   AG Income Advantage VUL (with GMWB rider)                               --            (39)          (39)
   Income Advantage Select                                              1,017           (988)           29

                                   VL-R - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
Janus Aspen Forty Portfolio - Service Shares - continued
   Protection Advantage Select                                         2,124           (992)        1,132
Janus Aspen Overseas Portfolio - Service Shares
   AG Income Advantage VUL                                             3,629         (7,609)       (3,980)
   Corporate America (reduced surrender charge)                        5,762         (8,410)       (2,648)
   Platinum Investor I & II                                            3,000        (13,951)      (10,951)
   Platinum Investor I & II (first reduction in expense ratio)        32,607        (24,469)        8,138
   Platinum Investor III                                              27,131       (174,322)     (147,191)
   Platinum Investor III (first reduction in expense ratio)          193,141        (21,270)      171,871
   Platinum Investor IV                                                5,720         (7,914)       (2,194)
   Platinum Investor FlexDirector                                      1,678           (543)        1,135
   Platinum Investor PLUS                                              1,659        (31,061)      (29,402)
   Platinum Investor Survivor                                          3,993        (39,214)      (35,221)
   Platinum Investor Survivor (first reduction in expense ratio)      83,547         (8,381)       75,166
   Platinum Investor Survivor II                                       2,727         (1,338)        1,389
   Platinum Investor VIP                                              25,314        (23,393)        1,921
   Platinum Investor VIP (with GMWB rider)                             1,108           (225)          883
   Protection Advantage Select                                         2,373         (1,986)          387
Janus Aspen Worldwide Portfolio - Service Shares
   Corporate America (reduced surrender charge)                           --            (37)          (37)
   Platinum Investor I & II                                            1,583        (91,139)      (89,556)
   Platinum Investor I & II (first reduction in expense ratio)        27,226         (5,392)       21,834
   Platinum Investor III                                              16,130       (132,289)     (116,159)
   Platinum Investor III (first reduction in expense ratio)           84,333         (6,003)       78,330
   Platinum Investor IV                                                1,352         (1,013)          339
   Platinum Investor PLUS                                              1,291         (2,025)         (734)
   Platinum Investor Survivor                                             14         (3,526)       (3,512)
   Platinum Investor Survivor (first reduction in expense ratio)       3,751           (849)        2,902
   Platinum Investor Survivor II                                         236         (3,646)       (3,410)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
   AG Income Advantage VUL                                               308           (364)          (56)
   Income Advantage Select                                               268           (204)           64
   Protection Advantage Select                                           932           (731)          201
JPMorgan Insurance Trust International Equity Portfolio - Class 1
   AG Income Advantage VUL                                               237         (1,392)       (1,155)
   AG Income Advantage VUL (with GMWB rider)                              --            (40)          (40)
   Income Advantage Select                                               289           (827)         (538)
   Protection Advantage Select                                           458           (734)         (276)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor I & II                                               --         (4,223)       (4,223)
   Platinum Investor I & II (first reduction in expense ratio)         3,986            (10)        3,976
   Platinum Investor III                                                 587       (100,913)     (100,326)
   Platinum Investor III (first reduction in expense ratio)            3,268         (4,835)       (1,567)
   Platinum Investor IV                                                    2           (733)         (731)
   Platinum Investor PLUS                                                  6           (623)         (617)
   Platinum Investor Survivor                                             11            (23)          (12)
   Platinum Investor Survivor (first reduction in expense ratio)          12            (19)           (7)
   Platinum Investor Survivor II                                          --           (118)         (118)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor I & II                                              804         (1,590)         (786)
   Platinum Investor I & II (first reduction in expense ratio)         5,291         (5,129)          162
   Platinum Investor III                                              10,300        (26,666)      (16,366)
   Platinum Investor III (first reduction in expense ratio)           15,196         (1,195)       14,001

                                   VL-R - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
---------                                                                ------------ -------------- ------------
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 - continued
   Platinum Investor IV                                                      4,126         (5,495)       (1,369)
   Platinum Investor FlexDirector                                               66           (337)         (271)
   Platinum Investor PLUS                                                    1,176         (1,295)         (119)
   Platinum Investor Survivor                                                    4             (8)           (4)
   Platinum Investor Survivor (first reduction in expense ratio)                82           (417)         (335)
   Platinum Investor Survivor II                                             2,148         (4,291)       (2,143)
   Platinum Investor VIP                                                    12,632         (8,492)        4,140
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                                307         (2,565)       (2,258)
   Platinum Investor I & II                                                  2,820        (23,049)      (20,229)
   Platinum Investor I & II (first reduction in expense ratio)              18,014         (3,405)       14,609
   Platinum Investor III                                                    12,271       (161,174)     (148,903)
   Platinum Investor III (first reduction in expense ratio)                 97,453         (8,615)       88,838
   Platinum Investor IV                                                      1,279           (457)          822
   Platinum Investor PLUS                                                    2,179         (5,068)       (2,889)
   Platinum Investor Survivor                                                  957        (19,319)      (18,362)
   Platinum Investor Survivor (first reduction in expense ratio)            15,692           (420)       15,272
   Platinum Investor Survivor II                                               301         (2,024)       (1,723)
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                               61         (1,614)       (1,553)
   AG Legacy Plus (first reduction in expense ratio)                         1,904         (1,295)          609
   Corporate America (reduced surrender charge)                                275         (2,185)       (1,910)
   Platinum Investor I & II                                                 24,365        (52,036)      (27,671)
   Platinum Investor I & II (first reduction in expense ratio)              57,727       (127,618)      (69,891)
   Platinum Investor III                                                    18,191       (287,049)     (268,858)
   Platinum Investor III (first reduction in expense ratio)                139,336         (7,764)      131,572
   Platinum Investor IV                                                      1,277         (1,454)         (177)
   Platinum Investor FlexDirector                                              669           (658)           11
   Platinum Investor PLUS                                                    2,160         (5,719)       (3,559)
   Platinum Investor Survivor                                                6,268        (31,112)      (24,844)
   Platinum Investor Survivor (first reduction in expense ratio)            17,960         (2,089)       15,871
   Platinum Investor Survivor II                                               153         (1,175)       (1,022)
MFS VIT New Discovery Series - Initial Class
   AG Income Advantage VUL                                                     362           (436)          (74)
   AG Legacy Plus                                                            5,027        (16,381)      (11,354)
   AG Legacy Plus (first reduction in expense ratio)                           315             --           315
   Corporate America (reduced surrender charge)                                656           (928)         (272)
   Income Advantage Select                                                     104            (72)           32
   Platinum Investor I & II                                                    800        (16,279)      (15,479)
   Platinum Investor I & II (first reduction in expense ratio)              48,707        (49,205)         (498)
   Platinum Investor III                                                    49,135       (144,385)      (95,250)
   Platinum Investor III (first reduction in expense ratio)                 46,325         (6,989)       39,336
   Platinum Investor IV                                                      5,338         (3,774)        1,564
   Platinum Investor FlexDirector                                              765            (80)          685
   Platinum Investor PLUS                                                    4,356         (3,353)        1,003
   Platinum Investor Survivor                                                   97         (6,616)       (6,519)
   Platinum Investor Survivor (first reduction in expense ratio)            15,707         (9,487)        6,220
   Platinum Investor Survivor II                                             1,208           (660)          548
   Platinum Investor VIP                                                     5,237         (2,377)        2,860
   Platinum Investor VIP (with GMWB rider)                                      --            (14)          (14)
   Protection Advantage Select                                                 333           (236)           97

                                   VL-R - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
MFS VIT Research Series - Initial Class
   AG Income Advantage VUL                                               427           (289)          138
   Corporate America (reduced surrender charge)                           36            (48)          (12)
   Income Advantage Select                                               541           (341)          200
   Platinum Investor I & II                                            2,081         (7,426)       (5,345)
   Platinum Investor I & II (first reduction in expense ratio)        24,123        (29,535)       (5,412)
   Platinum Investor III                                               9,816       (350,863)     (341,047)
   Platinum Investor III (first reduction in expense ratio)           46,395         (9,081)       37,314
   Platinum Investor IV                                                  824         (1,184)         (360)
   Platinum Investor FlexDirector                                          3            (18)          (15)
   Platinum Investor PLUS                                                752         (1,367)         (615)
   Platinum Investor Survivor                                             12         (7,047)       (7,035)
   Platinum Investor Survivor (first reduction in expense ratio)      13,316        (18,650)       (5,334)
   Platinum Investor Survivor II                                          28            (53)          (25)
   Platinum Investor VIP                                               1,893         (3,561)       (1,668)
   Protection Advantage Select                                           571           (680)         (109)
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                      2,806        (27,160)      (24,354)
   AG Legacy Plus (first reduction in expense ratio)                  12,464           (442)       12,022
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AG Income Advantage VUL                                               879           (611)          268
   Corporate America (reduced surrender charge)                        1,787         (1,489)          298
   Income Advantage Select                                               735           (290)          445
   Platinum Investor I & II                                            2,287        (10,049)       (7,762)
   Platinum Investor I & II (first reduction in expense ratio)        23,883        (33,123)       (9,240)
   Platinum Investor III                                              14,548       (139,525)     (124,977)
   Platinum Investor III (first reduction in expense ratio)           55,688         (4,553)       51,135
   Platinum Investor IV                                                4,788         (5,913)       (1,125)
   Platinum Investor FlexDirector                                          6           (301)         (295)
   Platinum Investor PLUS                                              1,904         (7,038)       (5,134)
   Platinum Investor Survivor                                            480        (18,497)      (18,017)
   Platinum Investor Survivor (first reduction in expense ratio)      19,061         (7,387)       11,674
   Platinum Investor Survivor II                                       2,138         (1,942)          196
   Platinum Investor VIP                                              11,136         (6,572)        4,564
   Platinum Investor VIP (with GMWB rider)                                25            (75)          (50)
   Protection Advantage Select                                         1,305           (833)          472
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                         35         (5,458)       (5,423)
   AG Legacy Plus (first reduction in expense ratio)                   3,322            (71)        3,251
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AG Income Advantage VUL                                                58            (11)           47
   Corporate America (reduced surrender charge)                          695            (19)          676
   Income Advantage Select                                                11             (5)            6
   Protection Advantage Select                                            38            (14)           24
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                               214           (457)         (243)
   Income Advantage Select                                                92           (665)         (573)
   Platinum Investor I & II                                              265         (2,142)       (1,877)
   Platinum Investor I & II (first reduction in expense ratio)         2,457         (9,393)       (6,936)
   Platinum Investor III                                               5,383        (14,193)       (8,810)
   Platinum Investor III (first reduction in expense ratio)            2,661            (71)        2,590
   Platinum Investor IV                                                2,223         (4,945)       (2,722)
   Platinum Investor FlexDirector                                        343           (808)         (465)

                                   VL-R - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
---------                                                                ------------ -------------- ------------
Oppenheimer Balanced Fund/VA - Non-Service Shares - continued
   Platinum Investor PLUS                                                      555           (812)         (257)
   Platinum Investor Survivor (first reduction in expense ratio)                64             (8)           56
   Platinum Investor Survivor II                                             1,227         (3,617)       (2,390)
   Platinum Investor VIP                                                     4,943         (7,850)       (2,907)
   Platinum Investor VIP (with GMWB rider)                                       1            (16)          (15)
   Protection Advantage Select                                                 711           (461)          250
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                   1,918         (3,478)       (1,560)
   Corporate America (reduced surrender charge)                              1,714         (2,739)       (1,025)
   Corporate Investor Select                                                   141            (42)           99
   Income Advantage Select                                                     383           (552)         (169)
   Platinum Investor I & II                                                    161        (24,723)      (24,562)
   Platinum Investor I & II (first reduction in expense ratio)               3,490            (36)        3,454
   Platinum Investor III                                                    27,234        (30,282)       (3,048)
   Platinum Investor III (first reduction in expense ratio)                 18,750         (2,276)       16,474
   Platinum Investor IV                                                      6,132         (6,413)         (281)
   Platinum Investor FlexDirector                                               39            (66)          (27)
   Platinum Investor PLUS                                                    1,374         (2,222)         (848)
   Platinum Investor Survivor                                                   --            (25)          (25)
   Platinum Investor Survivor (first reduction in expense ratio)               378           (246)          132
   Platinum Investor Survivor II                                             2,797         (2,046)          751
   Platinum Investor VIP                                                    14,604        (12,527)        2,077
   Platinum Investor VIP (with GMWB rider)                                      78           (181)         (103)
   Protection Advantage Select                                               1,941           (737)        1,204
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                            1,297         (3,271)       (1,974)
   AG Legacy Plus (first reduction in expense ratio)                         1,738        (24,447)      (22,709)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   AG Income Advantage VUL                                                     780           (792)          (12)
   AG Income Advantage VUL (with GMWB rider)                                    --            (13)          (13)
   Corporate America (reduced surrender charge)                              2,286         (1,010)        1,276
   Income Advantage Select                                                     433           (235)          198
   Platinum Investor I & II                                                  1,277         (1,839)         (562)
   Platinum Investor I & II (first reduction in expense ratio)              28,262        (27,337)          925
   Platinum Investor III                                                    46,947       (194,072)     (147,125)
   Platinum Investor III (first reduction in expense ratio)                 29,876        (20,042)        9,834
   Platinum Investor IV                                                      5,499         (1,748)        3,751
   Platinum Investor FlexDirector                                              398           (203)          195
   Platinum Investor PLUS                                                      795           (390)          405
   Platinum Investor Survivor II                                             2,000        (36,598)      (34,598)
   Platinum Investor VIP                                                    25,627        (12,897)       12,730
   Platinum Investor VIP (with GMWB rider)                                      35             (4)           31
   Protection Advantage Select                                               1,523           (559)          964
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AG Income Advantage VUL                                                      93         (2,721)       (2,628)
   Income Advantage Select                                                     397           (335)           62
   Protection Advantage Select                                                 377           (315)           62
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                     907           (774)          133
   AG Legacy Plus                                                              126        (13,820)      (13,694)
   AG Legacy Plus (first reduction in expense ratio)                         6,123            (22)        6,101
   Corporate America (reduced surrender charge)                              4,227        (12,675)       (8,448)

                                   VL-R - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                    Accumulation  Accumulation  Net Increase
Divisions                                                           Units Issued Units Redeemed  (Decrease)
---------                                                           ------------ -------------- ------------
PIMCO VIT Real Return Portfolio - Administrative Class - continued
   Corporate Investor Select                                                58            (18)          40
   Income Advantage Select                                                 334           (986)        (652)
   Platinum Investor I & II                                              3,656        (26,573)     (22,917)
   Platinum Investor I & II (first reduction in expense ratio)         174,695       (169,362)       5,333
   Platinum Investor III                                                35,106       (123,334)     (88,228)
   Platinum Investor III (first reduction in expense ratio)            114,576        (13,065)     101,511
   Platinum Investor IV                                                  7,114        (15,176)      (8,062)
   Platinum Investor FlexDirector                                            7            (88)         (81)
   Platinum Investor PLUS                                                3,957         (6,470)      (2,513)
   Platinum Investor Survivor                                              401         (6,038)      (5,637)
   Platinum Investor Survivor (first reduction in expense ratio)        12,701         (6,974)       5,727
   Platinum Investor Survivor II                                         2,959         (4,541)      (1,582)
   Platinum Investor VIP                                                20,006        (10,243)       9,763
   Protection Advantage Select                                             693           (591)         102
PIMCO VIT Short-Term Portfolio - Administrative Class
   AG Income Advantage VUL                                               1,005         (1,539)        (534)
   AG Income Advantage VUL (with GMWB rider)                                --            (25)         (25)
   Corporate America (reduced surrender charge)                             93         (2,886)      (2,793)
   Corporate Investor Select                                                --            (11)         (11)
   Income Advantage Select                                                 228           (423)        (195)
   Platinum Investor I & II                                              4,580        (23,647)     (19,067)
   Platinum Investor I & II (first reduction in expense ratio)         214,205        (82,535)     131,670
   Platinum Investor III                                             1,274,017     (1,109,681)     164,336
   Platinum Investor III (first reduction in expense ratio)            168,951        (91,161)      77,790
   Platinum Investor IV                                                  5,187         (4,137)       1,050
   Platinum Investor FlexDirector                                          412           (864)        (452)
   Platinum Investor PLUS                                                3,223         (6,969)      (3,746)
   Platinum Investor Survivor                                              158        (28,224)     (28,066)
   Platinum Investor Survivor (first reduction in expense ratio)       129,897       (102,527)      27,370
   Platinum Investor Survivor II                                        60,088         (6,957)      53,131
   Platinum Investor VIP                                                14,874        (17,095)      (2,221)
   Platinum Investor VIP (with GMWB rider)                                 106            (14)          92
   Protection Advantage Select                                             319           (353)         (34)
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Income Advantage VUL                                               1,419         (1,973)        (554)
   AG Income Advantage VUL (with GMWB rider)                                 1            (23)         (22)
   AG Legacy Plus                                                          225         (6,361)      (6,136)
   AG Legacy Plus (first reduction in expense ratio)                     5,265            (23)       5,242
   Corporate America (reduced surrender charge)                          8,478        (19,598)     (11,120)
   Corporate Investor Select                                               125            (27)          98
   Income Advantage Select                                                 572         (1,312)        (740)
   Platinum Investor I & II                                              9,596        (31,763)     (22,167)
   Platinum Investor I & II (first reduction in expense ratio)         118,431       (207,429)     (88,998)
   Platinum Investor III                                                73,854       (705,628)    (631,774)
   Platinum Investor III (first reduction in expense ratio)            170,850        (72,366)      98,484
   Platinum Investor IV                                                 17,750        (22,612)      (4,862)
   Platinum Investor FlexDirector                                        1,295         (1,760)        (465)
   Platinum Investor PLUS                                                6,486         (8,659)      (2,173)
   Platinum Investor Survivor                                            1,451        (29,712)     (28,261)
   Platinum Investor Survivor (first reduction in expense ratio)        63,732        (97,095)     (33,363)
   Platinum Investor Survivor II                                         4,808         (6,159)      (1,351)
   Platinum Investor VIP                                                26,324        (34,841)      (8,517)

                                   VL-R - 65

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                     Accumulation  Accumulation  Net Increase
Divisions                                                            Units Issued Units Redeemed  (Decrease)
---------                                                            ------------ -------------- ------------
PIMCO VIT Total Return Portfolio - Administrative Class - continued
   Platinum Investor VIP (with GMWB rider)                                 144           (63)           81
   Protection Advantage Select                                           5,958        (3,143)        2,815
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                              3,503       (11,897)       (8,394)
   Platinum Investor I & II (first reduction in expense ratio)          19,041       (55,658)      (36,617)
   Platinum Investor III                                                 1,622       (19,959)      (18,337)
   Platinum Investor III (first reduction in expense ratio)             20,327        (3,366)       16,961
   Platinum Investor PLUS                                                   48          (532)         (484)
   Platinum Investor Survivor                                              134        (2,467)       (2,333)
   Platinum Investor Survivor (first reduction in expense ratio)         3,458          (106)        3,352
   Platinum Investor Survivor II                                             1          (220)         (219)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                       534          (600)          (66)
   Platinum Investor I & II                                              3,338       (10,987)       (7,649)
   Platinum Investor I & II (first reduction in expense ratio)          15,250       (42,606)      (27,356)
   Platinum Investor III                                                 5,488       (40,423)      (34,935)
   Platinum Investor III (first reduction in expense ratio)             30,418        (1,648)       28,770
   Platinum Investor PLUS                                                1,027        (1,770)         (743)
   Platinum Investor Survivor                                               61        (1,351)       (1,290)
   Platinum Investor Survivor (first reduction in expense ratio)         1,743          (259)        1,484
   Platinum Investor Survivor II                                            --          (133)         (133)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AG Income Advantage VUL                                                 197          (268)          (71)
   Corporate America (reduced surrender charge)                          1,268          (727)          541
   Income Advantage Select                                                 130           (70)           60
   Platinum Investor I & II                                                 31           (16)           15
   Platinum Investor I & II (first reduction in expense ratio)              --           (14)          (14)
   Platinum Investor III                                                14,589        (1,414)       13,175
   Platinum Investor III (first reduction in expense ratio)              3,273          (532)        2,741
   Platinum Investor IV                                                  1,229        (1,046)          183
   Platinum Investor FlexDirector                                        1,129          (375)          754
   Platinum Investor PLUS                                                  428          (446)          (18)
   Platinum Investor Survivor II                                         2,309        (1,332)          977
   Platinum Investor VIP                                                 6,241        (5,672)          569
   Platinum Investor VIP (with GMWB rider)                                 486          (203)          283
   Protection Advantage Select                                             520          (235)          285
Putnam VT Diversified Income Fund - Class IB
   AG Income Advantage VUL                                                 357        (1,787)       (1,430)
   AG Legacy Plus                                                          141        (3,652)       (3,511)
   AG Legacy Plus (first reduction in expense ratio)                     1,629           (15)        1,614
   Corporate America                                                        --        (5,643)       (5,643)
   Corporate America (reduced surrender charge)                          2,866       (11,029)       (8,163)
   Income Advantage Select                                                  68          (287)         (219)
   Income Advantage Select (with GMWB rider)                                 9           (18)           (9)
   Platinum Investor I & II                                              1,052        (2,092)       (1,040)
   Platinum Investor I & II (first reduction in expense ratio)           4,399        (7,973)       (3,574)
   Platinum Investor III                                                17,940       (53,314)      (35,374)
   Platinum Investor III (first reduction in expense ratio)             38,202        (1,979)       36,223
   Platinum Investor IV                                                  1,411        (2,058)         (647)
   Platinum Investor FlexDirector                                           53            (1)           52
   Platinum Investor PLUS                                                  480        (1,253)         (773)
   Platinum Investor Survivor                                               --          (762)         (762)

                                   VL-R - 66

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
Putnam VT Diversified Income Fund - Class IB - continued
   Platinum Investor Survivor (first reduction in expense ratio)       1,298            (24)        1,274
   Platinum Investor Survivor II                                       1,068           (489)          579
   Platinum Investor VIP                                               4,051         (8,408)       (4,357)
   Protection Advantage Select                                           247           (228)           19
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                       2         (9,519)       (9,517)
   Corporate America (reduced surrender charge)                        1,322         (1,273)           49
   Platinum Investor I & II                                           23,843        (65,718)      (41,875)
   Platinum Investor I & II (first reduction in expense ratio)        73,929        (52,851)       21,078
   Platinum Investor III                                              39,968       (188,861)     (148,893)
   Platinum Investor III (first reduction in expense ratio)          123,542        (10,567)      112,975
   Platinum Investor IV                                                6,007         (5,462)          545
   Platinum Investor FlexDirector                                         19           (407)         (388)
   Platinum Investor PLUS                                              3,020         (3,398)         (378)
   Platinum Investor Survivor                                          4,604        (16,124)      (11,520)
   Platinum Investor Survivor (first reduction in expense ratio)      12,875         (7,703)        5,172
   Platinum Investor Survivor II                                       1,098         (2,986)       (1,888)
Putnam VT International Value Fund - Class IB
   Corporate America (reduced surrender charge)                        3,684         (1,405)        2,279
   Platinum Investor I & II                                           12,657        (30,338)      (17,681)
   Platinum Investor I & II (first reduction in expense ratio)        43,930        (86,664)      (42,734)
   Platinum Investor III                                              10,522        (70,312)      (59,790)
   Platinum Investor III (first reduction in expense ratio)           74,770         (3,449)       71,321
   Platinum Investor IV                                                2,912         (3,797)         (885)
   Platinum Investor FlexDirector                                         11           (111)         (100)
   Platinum Investor PLUS                                              1,418         (1,913)         (495)
   Platinum Investor Survivor                                          1,775         (5,651)       (3,876)
   Platinum Investor Survivor (first reduction in expense ratio)       7,222         (6,088)        1,134
   Platinum Investor Survivor II                                         294           (490)         (196)
   Platinum Investor VIP                                              14,245        (10,249)        3,996
   Platinum Investor VIP (with GMWB rider)                                99           (234)         (135)
Putnam VT Multi-Cap Growth Fund - Class IB
   AG Legacy Plus                                                        426        (13,483)      (13,057)
   AG Legacy Plus (first reduction in expense ratio)                     973           (998)          (25)
Putnam VT Small Cap Value Fund - Class IB
   AG Income Advantage VUL                                               232         (3,426)       (3,194)
   AG Legacy Plus                                                        654         (8,850)       (8,196)
   AG Legacy Plus (first reduction in expense ratio)                   7,677         (1,279)        6,398
   Income Advantage Select                                                75            (39)           36
   Protection Advantage Select                                           129            (75)           54
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                      7,668        (32,875)      (25,207)
   AG Legacy Plus (first reduction in expense ratio)                   3,005         (1,089)        1,916
SunAmerica Aggressive Growth Portfolio - Class 1
   AG Income Advantage VUL                                             1,636           (226)        1,410
   Income Advantage Select                                               105           (259)         (154)
   Platinum Investor I & II                                              196           (196)           --
   Platinum Investor I & II (first reduction in expense ratio)        22,508         (3,000)       19,508
   Platinum Investor III                                               5,614         (6,091)         (477)
   Platinum Investor III (first reduction in expense ratio)            3,696           (825)        2,871
   Platinum Investor IV                                                1,627         (2,279)         (652)
   Platinum Investor FlexDirector                                          5            (29)          (24)

                                   VL-R - 67

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
SunAmerica Aggressive Growth Portfolio - Class 1 - continued
   Platinum Investor PLUS                                                935        (1,893)         (958)
   Platinum Investor Survivor II                                          24           (49)          (25)
   Platinum Investor VIP                                              14,447        (3,994)       10,453
   Protection Advantage Select                                            46           (50)           (4)
SunAmerica Balanced Portfolio - Class 1
   AG Income Advantage VUL                                                82          (123)          (41)
   Income Advantage Select                                                76          (629)         (553)
   Platinum Investor I & II                                                8          (290)         (282)
   Platinum Investor I & II (first reduction in expense ratio)         2,445        (1,651)          794
   Platinum Investor III                                              20,800       (19,647)        1,153
   Platinum Investor III (first reduction in expense ratio)            6,040        (3,919)        2,121
   Platinum Investor IV                                                  879          (702)          177
   Platinum Investor FlexDirector                                          4            (3)            1
   Platinum Investor PLUS                                              1,878        (1,974)          (96)
   Platinum Investor Survivor II                                         599          (317)          282
   Platinum Investor VIP                                               5,960        (3,687)        2,273
   Protection Advantage Select                                           232          (193)           39
UIF Growth Portfolio - Class I Shares
   Platinum Investor I & II                                            7,554       (17,937)      (10,383)
   Platinum Investor I & II (first reduction in expense ratio)        25,201       (46,074)      (20,873)
   Platinum Investor III                                               4,305       (20,006)      (15,701)
   Platinum Investor III (first reduction in expense ratio)           10,107        (1,366)        8,741
   Platinum Investor IV                                                1,035        (1,398)         (363)
   Platinum Investor PLUS                                                455          (505)          (50)
   Platinum Investor Survivor                                            153        (3,959)       (3,806)
   Platinum Investor Survivor (first reduction in expense ratio)       3,734          (157)        3,577
   Platinum Investor Survivor II                                          --          (165)         (165)
VALIC Company I International Equities Fund
   AG Income Advantage VUL                                               995        (1,812)         (817)
   AG Legacy Plus                                                      5,414       (13,304)       (7,890)
   AG Legacy Plus (first reduction in expense ratio)                   2,026           (41)        1,985
   Corporate America (reduced surrender charge)                          256           (99)          157
   Income Advantage Select                                               174           (90)           84
   Platinum Investor I & II                                            3,288       (40,363)      (37,075)
   Platinum Investor I & II (first reduction in expense ratio)        12,654       (13,010)         (356)
   Platinum Investor III                                               8,005       (55,967)      (47,962)
   Platinum Investor III (first reduction in expense ratio)           25,306        (2,655)       22,651
   Platinum Investor IV                                                1,798        (2,118)         (320)
   Platinum Investor FlexDirector                                          1           (57)          (56)
   Platinum Investor PLUS                                              2,802        (1,102)        1,700
   Platinum Investor Survivor                                             88        (8,831)       (8,743)
   Platinum Investor Survivor (first reduction in expense ratio)      10,805           (96)       10,709
   Platinum Investor Survivor II                                       1,094        (1,777)         (683)
   Platinum Investor VIP                                               6,574        (7,155)         (581)
   Protection Advantage Select                                           400          (432)          (32)
VALIC Company I Mid Cap Index Fund
   AG Income Advantage VUL                                               535        (1,214)         (679)
   AG Legacy Plus                                                        162        (8,425)       (8,263)
   AG Legacy Plus (first reduction in expense ratio)                   4,022        (1,151)        2,871
   Corporate America                                                     916          (996)          (80)
   Corporate America (reduced surrender charge)                          501        (3,088)       (2,587)
   Income Advantage Select                                               117           (50)           67

                                   VL-R - 68

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
VALIC Company I Mid Cap Index Fund - continued
   Platinum Investor I & II                                            3,286        (22,947)      (19,661)
   Platinum Investor I & II (first reduction in expense ratio)        79,527        (92,695)      (13,168)
   Platinum Investor III                                              24,934       (171,322)     (146,388)
   Platinum Investor III (first reduction in expense ratio)          179,808        (13,322)      166,486
   Platinum Investor IV                                                2,870         (3,071)         (201)
   Platinum Investor FlexDirector                                         43            (23)           20
   Platinum Investor PLUS                                              2,580         (2,894)         (314)
   Platinum Investor Survivor                                            100        (13,616)      (13,516)
   Platinum Investor Survivor (first reduction in expense ratio)      24,955         (5,969)       18,986
   Platinum Investor Survivor II                                         874         (2,549)       (1,675)
   Platinum Investor VIP                                              17,451        (28,286)      (10,835)
   Platinum Investor VIP (with GMWB rider)                                71           (169)          (98)
   Protection Advantage Select                                           128           (620)         (492)
VALIC Company I Money Market I Fund
   AG Income Advantage VUL                                             6,461         (8,145)       (1,684)
   AG Income Advantage VUL (with GMWB rider)                             190             (1)          189
   AG Legacy Plus                                                      6,476        (12,924)       (6,448)
   AG Legacy Plus (first reduction in expense ratio)                   1,646            (62)        1,584
   Corporate America                                                     425         (4,272)       (3,847)
   Corporate America (reduced surrender charge)                       22,391       (198,886)     (176,495)
   Income Advantage Select                                             3,398         (3,566)         (168)
   Platinum Investor I & II                                           41,971        (99,559)      (57,588)
   Platinum Investor I & II (first reduction in expense ratio)       402,791       (170,729)      232,062
   Platinum Investor III                                             280,912       (364,418)      (83,506)
   Platinum Investor III (first reduction in expense ratio)          209,114        (70,145)      138,969
   Platinum Investor IV                                               49,316        (57,904)       (8,588)
   Platinum Investor FlexDirector                                      2,434         (1,984)          450
   Platinum Investor PLUS                                             43,688        (35,325)        8,363
   Platinum Investor Survivor                                          1,431        (69,049)      (67,618)
   Platinum Investor Survivor (first reduction in expense ratio)     152,843        (96,185)       56,658
   Platinum Investor Survivor II                                       9,627         (2,875)        6,752
   Platinum Investor VIP                                             143,370        (83,208)       60,162
   Platinum Investor VIP (with GMWB rider)                                47             (6)           41
   Protection Advantage Select                                        15,477         (3,980)       11,497
VALIC Company I Nasdaq-100 Index Fund
   AG Income Advantage VUL                                               844         (4,608)       (3,764)
   Income Advantage Select                                                17            (12)            5
   Platinum Investor I & II                                            3,782        (13,276)       (9,494)
   Platinum Investor I & II (first reduction in expense ratio)        45,188        (40,902)        4,286
   Platinum Investor III                                              39,018       (159,808)     (120,790)
   Platinum Investor III (first reduction in expense ratio)           60,028         (3,301)       56,727
   Platinum Investor IV                                                  850           (663)          187
   Platinum Investor FlexDirector                                         17            (57)          (40)
   Platinum Investor PLUS                                              1,163         (2,200)       (1,037)
   Platinum Investor Survivor                                          3,197         (8,552)       (5,355)
   Platinum Investor Survivor (first reduction in expense ratio)       3,078         (2,773)          305
   Platinum Investor Survivor II                                         380        (19,504)      (19,124)
   Platinum Investor VIP                                               2,447         (1,272)        1,175
   Protection Advantage Select                                         1,183           (700)          483
VALIC Company I Science & Technology Fund
   AG Income Advantage VUL                                               363            (26)          337
   Income Advantage Select                                                 7             (4)            3

                                   VL-R - 69

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
VALIC Company I Science & Technology Fund - continued
   Platinum Investor I & II                                              172         (5,004)       (4,832)
   Platinum Investor I & II (first reduction in expense ratio)         6,523         (4,545)        1,978
   Platinum Investor III                                              17,311        (96,961)      (79,650)
   Platinum Investor III (first reduction in expense ratio)           30,135         (1,652)       28,483
   Platinum Investor IV                                                  783           (320)          463
   Platinum Investor FlexDirector                                        409           (120)          289
   Platinum Investor PLUS                                                495           (789)         (294)
   Platinum Investor Survivor                                              1         (4,794)       (4,793)
   Platinum Investor Survivor (first reduction in expense ratio)       2,629            (32)        2,597
   Platinum Investor Survivor II                                       3,064         (1,481)        1,583
   Platinum Investor VIP                                               3,473         (2,764)          709
   Protection Advantage Select                                            74           (537)         (463)
VALIC Company I Small Cap Index Fund
   AG Income Advantage VUL                                               501         (4,462)       (3,961)
   Corporate America (reduced surrender charge)                        3,585         (8,556)       (4,971)
   Corporate Investor Select                                              93            (29)           64
   Income Advantage Select                                                78            (57)           21
   Platinum Investor I & II                                            2,537         (4,445)       (1,908)
   Platinum Investor I & II (first reduction in expense ratio)        42,235        (15,017)       27,218
   Platinum Investor III                                              21,619        (84,669)      (63,050)
   Platinum Investor III (first reduction in expense ratio)           66,108         (1,455)       64,653
   Platinum Investor IV                                                3,022         (5,360)       (2,338)
   Platinum Investor FlexDirector                                        173           (108)           65
   Platinum Investor PLUS                                              2,071         (2,429)         (358)
   Platinum Investor Survivor                                             75         (3,566)       (3,491)
   Platinum Investor Survivor (first reduction in expense ratio)       5,315         (1,363)        3,952
   Platinum Investor Survivor II                                       1,364         (2,626)       (1,262)
   Platinum Investor VIP                                              21,757        (28,587)       (6,830)
   Protection Advantage Select                                         1,024           (593)          431
VALIC Company I Stock Index Fund
   AG Income Advantage VUL                                               570         (9,148)       (8,578)
   AG Legacy Plus                                                      9,118        (19,665)      (10,547)
   AG Legacy Plus (first reduction in expense ratio)                   4,684         (3,391)        1,293
   Corporate America                                                   1,005         (1,178)         (173)
   Corporate America (reduced surrender charge)                        4,666        (23,133)      (18,467)
   Corporate Investor Select                                             106            (31)           75
   Income Advantage Select                                             4,131           (965)        3,166
   Platinum Investor I & II                                           12,667        (69,249)      (56,582)
   Platinum Investor I & II (first reduction in expense ratio)       125,276       (272,671)     (147,395)
   Platinum Investor III                                              34,992       (483,927)     (448,935)
   Platinum Investor III (first reduction in expense ratio)          215,932        (15,457)      200,475
   Platinum Investor IV                                                7,943         (9,421)       (1,478)
   Platinum Investor FlexDirector                                         41           (386)         (345)
   Platinum Investor PLUS                                              4,832        (22,101)      (17,269)
   Platinum Investor Survivor                                          1,250        (91,394)      (90,144)
   Platinum Investor Survivor (first reduction in expense ratio)      90,133         (7,301)       82,832
   Platinum Investor Survivor II                                       7,207         (2,397)        4,810
   Platinum Investor VIP                                              23,032        (38,803)      (15,771)
   Protection Advantage Select                                         1,161           (818)          343
Vanguard VIF High Yield Bond Portfolio
   AG Income Advantage VUL                                             2,128         (5,203)       (3,075)
   Corporate America (reduced surrender charge)                        2,158        (10,831)       (8,673)

                                   VL-R - 70

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
---------                                                          ------------ -------------- ------------
Vanguard VIF High Yield Bond Portfolio - continued
   Corporate Investor Select                                              91            (28)           63
   Income Advantage Select                                               266           (556)         (290)
   Platinum Investor I & II                                            5,727        (11,141)       (5,414)
   Platinum Investor I & II (first reduction in expense ratio)        21,608        (18,093)        3,515
   Platinum Investor III                                              36,604        (87,599)      (50,995)
   Platinum Investor III (first reduction in expense ratio)           53,156         (5,312)       47,844
   Platinum Investor IV                                                4,059         (7,792)       (3,733)
   Platinum Investor FlexDirector                                         21           (202)         (181)
   Platinum Investor PLUS                                              2,211         (4,328)       (2,117)
   Platinum Investor Survivor                                            843        (11,351)      (10,508)
   Platinum Investor Survivor (first reduction in expense ratio)      16,443         (2,695)       13,748
   Platinum Investor Survivor II                                       5,096         (2,826)        2,270
   Platinum Investor VIP                                               9,355         (6,095)        3,260
   Platinum Investor VIP (with GMWB rider)                                23             (3)           20
   Protection Advantage Select                                           605           (338)          267
Vanguard VIF REIT Index Portfolio
   AG Income Advantage VUL                                             2,035         (3,480)       (1,445)
   AG Income Advantage VUL (with GMWB rider)                              --            (17)          (17)
   Corporate America (reduced surrender charge)                        4,168         (9,053)       (4,885)
   Income Advantage Select                                               435           (363)           72
   Income Advantage Select (with GMWB rider)                               9            (17)           (8)
   Platinum Investor I & II                                            4,006         (9,910)       (5,904)
   Platinum Investor I & II (first reduction in expense ratio)        29,655        (50,270)      (20,615)
   Platinum Investor III                                              14,552       (124,602)     (110,050)
   Platinum Investor III (first reduction in expense ratio)           93,350        (13,410)       79,940
   Platinum Investor IV                                               10,120         (9,935)          185
   Platinum Investor FlexDirector                                        959         (1,470)         (511)
   Platinum Investor PLUS                                             14,007         (5,441)        8,566
   Platinum Investor Survivor                                            890         (3,588)       (2,698)
   Platinum Investor Survivor (first reduction in expense ratio)       9,311        (16,100)       (6,789)
   Platinum Investor Survivor II                                       1,397         (3,970)       (2,573)
   Platinum Investor VIP                                              18,507        (16,280)        2,227
   Platinum Investor VIP (with GMWB rider)                                83            (56)           27
   Protection Advantage Select                                         2,187           (787)        1,400

                                   VL-R - 71

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                            At December 31                        For the year ended December 31
                --------------------------------------- ----------------------------------------------------------------------
                                                          Investment
                             Unit Value                  Income Ratio            Expense Ratio             Total Return
                  Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
                --------- ----------------- ----------- ----------------------  ----------------------  ----------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares
-------------------------------------------------------
2012              210,287 $10.89 to  $24.88 $ 3,881,078 1.10%                   0.20%    to     1.45%    16.59%   to    18.31%
2011              194,548   9.22 to   21.73   3,304,011 0.11%                   0.20%    to     1.45%    -1.73%   to    -0.50%
2010              197,206   9.27 to   21.89   3,389,409 0.15%    to     2.14%   0.20%    to     1.45%    -0.28%   to    14.78%
2009              197,008   8.15 to   19.27   3,075,839 0.00%                   0.20%    to     1.45%    48.93%   to    77.76%
2008              177,973   5.40 to   12.81   1,959,122 0.00%                   0.20%    to     1.45%   -45.93%   to   -35.55%

Alger Mid Cap Growth Portfolio - Class I-2 Shares
-------------------------------------------------
2012              178,218 $ 7.54 to  $18.44 $ 2,301,200 0.00%                   0.20%    to     1.45%    14.53%   to    16.22%
2011              197,175   6.55 to   15.98   2,444,510 0.35%                   0.20%    to     1.45%    -9.59%   to    -8.46%
2010              202,610   7.21 to   17.95   2,851,234 0.00%                   0.20%    to     1.45%     5.88%   to    19.14%
2009              186,401   6.10 to   15.09   2,181,171 0.00%                   0.20%    to     1.45%    29.07%   to    51.40%
2008              189,177   4.06 to    9.99   1,502,289 0.00%    to     0.23%   0.20%    to     1.45%   -58.67%   to     5.85%

American Century VP Value Fund - Class I
----------------------------------------
2012              934,942 $10.69 to  $21.59 $12,587,820 2.00%                   0.20%    to     0.75%    13.72%   to    14.58%
2011              888,449   9.35 to   18.99  11,755,714 2.04%                   0.20%    to     0.75%     0.26%   to     0.81%
2010              891,410   9.27 to   18.94  12,897,301 1.89%    to     2.33%   0.20%    to     1.45%     1.32%   to    16.28%
2009              940,091   8.19 to   16.82  12,490,548 3.73%    to     5.59%   0.20%    to     1.45%    18.14%   to    19.62%
2008            1,069,442   6.85 to   14.14  12,200,867 0.00%    to     2.87%   0.20%    to     1.45%   -27.83%   to     3.76%

Credit Suisse U.S. Equity Flex I Portfolio /(13)/
-------------------------------------------------
2012                   -- $   --            $        -- 0.00%                   0.00%           0.00%     0.00%          0.00%
2011                   --     --                     -- 1.12%                   0.20%    to     0.95%    -7.17%   to    -6.60%
2010              184,442   7.25 to   13.24   1,482,130 0.00%    to     0.25%   0.20%    to     0.95%     1.55%   to    19.17%
2009              195,596   6.38 to   11.59   1,375,258 0.32%    to     1.87%   0.20%    to     0.95%    23.49%   to    39.10%
2008              217,635   5.15 to    9.31   1,221,680 0.00%    to     0.14%   0.20%    to     0.95%   -35.09%   to     9.88%

Dreyfus IP MidCap Stock Portfolio - Initial Shares
--------------------------------------------------
2012              278,365 $11.91 to  $19.07 $ 3,735,622 0.46%                   0.20%    to     0.75%    18.78%   to    19.44%
2011              275,176  10.00 to   16.05   3,371,455 0.52%                   0.20%    to     0.75%    -0.35%   to     0.19%
2010              298,362  10.01 to   16.11   3,901,648 0.86%    to     1.21%   0.20%    to     0.75%    11.03%   to    29.62%
2009              299,501   7.92 to   12.77   3,250,022 0.24%    to     2.05%   0.40%    to     0.75%    34.50%   to    34.97%
2008              337,715   5.87 to    9.50   2,797,813 0.98%    to     1.34%   0.40%    to     0.75%   -40.87%   to   -36.13%

Dreyfus VIF International Value Portfolio - Initial Shares /(5)/
----------------------------------------------------------------
2012               10,563 $ 7.22 to  $12.78 $    99,312 2.75%                   0.20%    to     0.95%    11.60%   to    12.44%
2011                9,931   6.47 to   11.37      83,245 2.19%                   0.20%    to     0.95%   -19.25%   to   -18.64%
2010               11,489   8.01 to   13.97     115,062 1.64%    to     1.72%   0.20%    to     0.95%     3.47%   to     4.25%
2009                9,116   7.74 to   13.40      85,613 3.00%    to     3.36%   0.20%    to     0.95%    29.74%   to    30.71%
2008                5,951   5.97 to   10.25      41,446 0.00%    to     0.27%   0.20%    to     0.95%   -34.03%   to     9.71%

Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
--------------------------------------------------------------
2012              675,020 $10.06 to  $13.71 $ 7,380,409 0.00%                   0.20%    to     0.75%    19.66%   to    20.32%
2011              657,563   8.40 to   11.46   5,990,689 0.41%                   0.20%    to     0.75%   -14.49%   to   -14.02%
2010              718,521   9.82 to   13.40   7,664,131 0.64%    to     0.87%   0.20%    to     0.75%    20.54%   to    32.85%
2009              760,679   7.54 to   10.30   6,443,101 1.36%    to     1.68%   0.35%    to     0.75%    25.10%   to    25.60%
2008              841,288   6.02 to    8.23   5,904,489 0.71%    to     1.00%   0.35%    to     0.75%   -38.06%   to   -35.79%

                                   VL-R - 72

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                            At December 31                        For the year ended December 31
                --------------------------------------- ----------------------------------------------------------------------
                                                          Investment
                             Unit Value                  Income Ratio            Expense Ratio             Total Return
                  Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
                --------- ----------------- ----------- ----------------------  ----------------------  ----------------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares
---------------------------------------------------
2012              494,395 $13.34 to  $19.64 $ 7,079,426 2.98%                   0.20%    to     0.75%     6.20%   to     6.78%
2011              517,075  12.53 to   18.42   7,255,389 3.80%                   0.20%    to     0.75%     6.23%   to     6.82%
2010              593,479  11.77 to   17.27   8,104,699 3.79%    to     4.14%   0.20%    to     0.75%     0.41%   to     8.00%
2009              594,218  10.91 to   15.99   8,204,097 4.55%    to     5.49%   0.35%    to     0.75%    14.10%   to    14.56%
2008              590,910   9.54 to   13.96   7,645,996 4.86%    to     6.56%   0.35%    to     0.75%    -4.90%   to    -4.02%

Fidelity VIP Asset Manager Portfolio - Service Class 2
------------------------------------------------------
2012              349,745 $10.99 to  $16.00 $ 4,353,982 1.29%                   0.20%    to     0.75%    11.39%   to    12.24%
2011              357,178   9.84 to   14.35   4,255,781 1.72%                   0.20%    to     0.75%    -3.54%   to    -3.01%
2010              369,583  10.17 to   14.87   4,767,124 1.02%    to     1.98%   0.20%    to     0.75%    10.77%   to    13.74%
2009              456,129   8.97 to   13.14   5,235,514 1.99%    to     3.64%   0.20%    to     0.75%    27.80%   to    31.91%
2008              475,301   6.99 to   10.28   4,302,999 2.29%    to     6.66%   0.20%    to     0.75%   -30.84%   to   -25.80%

Fidelity VIP Contrafund Portfolio - Service Class 2
---------------------------------------------------
2012            2,017,400 $ 9.79 to  $19.92 $25,979,429 1.15%                   0.20%    to     1.45%    14.46%   to    16.15%
2011            2,026,207   8.45 to   17.28  24,026,115 0.75%                   0.20%    to     1.45%    -4.18%   to    -2.98%
2010            2,241,206   8.71 to   17.91  29,413,759 0.86%    to     1.21%   0.20%    to     1.45%    12.79%   to    17.90%
2009            2,349,310   7.46 to   15.43  27,925,385 0.96%    to     1.66%   0.20%    to     1.45%    26.27%   to    35.20%
2008            2,645,928   5.52 to   11.48  23,838,430 0.07%    to     2.25%   0.20%    to     1.45%   -43.52%   to     5.04%

Fidelity VIP Equity-Income Portfolio - Service Class 2
------------------------------------------------------
2012            1,295,583 $ 9.34 to  $17.73 $15,225,678 2.97%                   0.20%    to     1.45%    15.37%   to    17.06%
2011            1,305,804   7.99 to   15.25  13,694,352 2.27%                   0.20%    to     1.45%    -0.79%   to     0.45%
2010            1,346,273   7.96 to   15.25  15,096,156 1.46%    to     1.92%   0.20%    to     1.45%     4.03%   to    16.85%
2009            1,451,113   6.94 to   13.35  14,377,656 1.80%    to     3.21%   0.20%    to     1.45%    28.01%   to    29.62%
2008            1,608,335   5.35 to    9.61  12,605,617 2.19%    to     6.76%   0.20%    to     1.45%   -43.64%   to     4.46%

Fidelity VIP Freedom 2020 Portfolio - Service Class 2
-----------------------------------------------------
2012               31,878 $10.57 to  $16.62 $   369,414 1.89%                   0.20%    to     0.70%    12.28%   to    13.08%
2011               30,850   9.36 to   14.80     319,985 2.49%                   0.20%    to     0.70%    -1.93%   to    -1.44%
2010               18,321   9.50 to   15.08     195,416 1.98%    to     2.37%   0.20%    to     0.70%    13.53%   to    14.10%
2009               13,495   8.33 to   13.28     127,348 0.00%    to     5.64%   0.20%    to     0.70%     0.78%   to    28.29%
2008                9,130   6.49 to    7.87      68,373 0.00%    to     6.77%   0.20%    to     0.75%   -33.30%   to   -29.21%

Fidelity VIP Freedom 2025 Portfolio - Service Class 2
-----------------------------------------------------
2012               44,775 $10.55 to  $16.09 $   515,350 1.96%                   0.20%    to     1.45%    13.14%   to    14.80%
2011               30,833   9.21 to   14.04     315,809 2.16%                   0.20%    to     1.45%    -3.75%   to    -2.54%
2010               21,955   9.45 to   14.41     233,866 0.00%    to     2.64%   0.20%    to     1.45%    13.81%   to    15.24%
2009               24,844   8.20 to   12.50     229,911 0.93%    to     5.44%   0.20%    to     1.45%     3.47%   to    29.54%
2008               65,804   6.33 to    7.73     448,392 2.30%    to     6.80%   0.20%    to     1.45%   -34.82%   to    -4.25%

Fidelity VIP Freedom 2030 Portfolio - Service Class 2
-----------------------------------------------------
2012               61,498 $ 9.99 to  $16.14 $   724,478 1.88%                   0.20%    to     1.45%    13.52%   to    15.19%
2011               69,384   8.69 to   14.04     716,899 2.01%                   0.20%    to     1.45%    -4.23%   to    -3.02%
2010               62,080   8.97 to   14.47     669,235 1.84%    to     2.56%   0.20%    to     1.45%    14.22%   to    15.66%
2009               52,353   7.75 to   12.51     489,521 1.98%    to     3.58%   0.20%    to     1.45%    29.29%   to    40.97%
2008               42,376   5.92 to    7.37     305,947 2.17%    to     5.73%   0.20%    to     1.45%   -39.06%   to   -35.25%

                                   VL-R - 73

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                            At December 31                        For the year ended December 31
                --------------------------------------- -----------------------------------------------------------------------
                                                        Investment Income
                             Unit Value                      Ratio               Expense Ratio             Total Return
                  Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
                --------- ----------------- ----------- ----------------------- ----------------------- -----------------------
Fidelity VIP Growth Portfolio - Service Class 2
-----------------------------------------------
2012            1,243,384  $8.66 to  $15.89 $12,864,156 0.36%                   0.20%    to     0.75%    13.55%   to    14.41%
2011            1,440,145   7.62 to   13.91  13,001,802 0.13%                   0.20%    to     0.75%    -0.78%   to    -0.23%
2010            1,540,634   7.68 to   13.95  13,385,000 0.03%    to     0.03%   0.20%    to     0.75%    19.36%   to    23.61%
2009            1,643,099   6.24 to   11.28  11,446,645 0.16%    to     0.25%   0.20%    to     0.75%    27.01%   to    27.71%
2008            1,769,586   4.91 to    8.83   9,650,799 0.44%    to     1.83%   0.20%    to     1.45%   -48.07%   to     0.60%

Fidelity VIP Mid Cap Portfolio - Service Class 2
------------------------------------------------
2012              507,869 $10.48 to  $28.61  $8,103,313 0.40%                   0.20%    to     1.45%    12.91%   to    14.57%
2011              509,887   9.17 to   25.07   7,535,192 0.02%                   0.20%    to     1.45%   -12.13%   to   -11.03%
2010              516,364  10.30 to   28.23   9,449,592 0.10%    to     0.15%   0.20%    to     1.45%     9.25%   to    28.31%
2009              492,030   8.03 to   22.05   7,405,205 0.36%    to     0.65%   0.20%    to     1.45%     0.53%   to    51.40%
2008              525,533   5.76 to   15.84   5,983,568 0.24%    to     0.31%   0.20%    to     1.45%   -40.48%   to     7.11%

Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
---------------------------------------------------------------------
2012              424,063 $11.66 to  $24.93  $6,804,660 0.79%                   0.20%    to     1.45%    16.68%   to    18.39%
2011              425,994   9.87 to   21.14   6,139,109 0.71%                   0.20%    to     1.45%    -5.14%   to    -3.95%
2010              568,474  10.27 to   22.05   9,738,236 0.62%    to     0.76%   0.20%    to     1.45%    16.86%   to    27.97%
2009              567,888   8.03 to   17.27   7,999,887 1.29%    to     1.78%   0.20%    to     1.45%    27.30%   to    59.02%
2008              600,702   6.23 to   13.42   6,789,071 0.00%    to     1.52%   0.20%    to     1.45%   -36.13%   to     9.09%

Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
--------------------------------------------------------------------------
2012                2,951  $9.30 to  $11.24     $31,091 0.00%                   0.50%    to     0.75%    10.02%   to    10.30%
2011                3,203   8.45 to   10.19      29,625 0.00%                   0.50%    to     0.75%    -5.54%   to    -5.30%
2010                9,134   8.95                 81,736 0.00%                   0.75%                    26.67%
2009               10,315   7.06                 72,874 0.00%                   0.75%                    42.50%
2008               12,546   4.96                 62,198 0.00%                   0.75%                   -42.93%

Franklin Templeton Franklin U.S. Government Fund - Class 2
----------------------------------------------------------
2012              306,687 $12.04 to  $15.40  $4,173,166 2.67%                   0.20%    to     0.75%     1.12%   to     1.89%
2011              315,613  11.88 to   15.68   4,319,906 3.15%                   0.20%    to     0.75%     4.89%   to     5.47%
2010              350,315  11.30 to   14.90   4,653,611 1.60%    to     3.70%   0.40%    to     0.75%    -1.16%   to     4.86%
2009              391,691  10.78 to   14.21   5,007,059 1.31%    to     6.09%   0.40%    to     0.75%     2.32%   to     2.68%
2008              422,032  10.51 to   13.84   5,392,917 4.00%    to     6.56%   0.40%    to     0.75%     0.06%   to     7.16%

Franklin Templeton Mutual Shares Securities Fund - Class 2
----------------------------------------------------------
2012              521,354  $9.51 to  $16.07  $6,241,600 2.07%                   0.20%    to     1.45%    12.60%   to    14.25%
2011              522,459   8.34 to   14.12   5,923,738 2.04%                   0.20%    to     1.45%    -2.46%   to    -1.24%
2010              744,276   8.45 to   14.33   9,163,036 1.41%    to     1.68%   0.20%    to     1.45%     5.45%   to    10.97%
2009              680,409   7.61 to   12.93   7,936,688 1.12%    to     2.86%   0.20%    to     1.45%    24.23%   to    33.90%
2008              740,742   6.05 to   10.30   7,083,168 2.22%    to     4.22%   0.20%    to     1.45%   -38.02%   to   -28.50%

Franklin Templeton Templeton Foreign Securities Fund - Class 2
--------------------------------------------------------------
2012              488,547  $9.65 to  $17.00  $6,170,381 3.03%                   0.20%    to     0.75%    17.35%   to    18.24%
2011              489,882   8.20 to   14.92   5,610,443 1.80%                   0.20%    to     0.75%   -11.30%   to   -10.81%
2010              495,307   9.23 to   16.76   6,741,210 1.16%    to     2.01%   0.20%    to     0.75%     6.21%   to    13.97%
2009              498,881   8.55 to   15.52   6,722,082 2.69%    to     4.24%   0.40%    to     0.75%    36.02%   to    36.50%
2008              512,013   6.27 to   11.37   5,378,488 1.98%    to     8.36%   0.40%    to     1.45%   -41.24%   to   -28.96%

                                   VL-R - 74

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                            At December 31                       For the year ended December 31
                --------------------------------------  ----------------------------------------------------------------------
                                                        Investment Income
                             Unit Value                      Ratio               Expense Ratio               Total Return
                  Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
                --------- ----------------  ----------- ----------------------   ----------------------   ----------------------
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
--------------------------------------------------------------
2012              492,233 $11.09 to  $14.67 $ 5,592,047 0.72%                    0.20%    to     0.75%     18.99%   to     19.65%
2011              521,266   9.30 to   12.32   4,950,598 0.46%                    0.20%    to     0.75%     -3.34%   to     -2.81%
2010              548,075   9.59 to   12.74   5,363,068 0.40%    to      0.43%   0.20%    to     0.75%      0.64%   to     14.31%
2009              537,059   8.71 to   11.59   5,243,620 0.45%    to      0.47%   0.40%    to     0.75%     15.85%   to     47.16%
2008              596,625   6.44 to    7.90   3,958,857 0.12%    to      0.14%   0.40%    to     0.75%    -42.19%   to    -41.99%
2007              647,171  11.14 to   13.66   7,402,983 0.18%    to      0.19%   0.40%    to     0.75%      9.30%   to      9.69%

Invesco V.I. Core Equity Fund - Series I
----------------------------------------
2012              686,192 $11.08 to  $12.88 $ 7,754,263 0.97%                    0.20%    to     0.75%     13.03%   to     13.65%
2011              751,569   9.78 to   11.35   7,627,790 0.98%                    0.20%    to     0.75%     -0.81%   to     -0.26%
2010              836,741   9.83 to   11.40   8,781,854 0.85%    to      1.18%   0.20%    to     0.75%      6.62%   to     16.54%
2009              903,902   9.02 to   10.44   8,995,954 1.69%    to      3.58%   0.35%    to     0.75%     27.34%   to     27.85%
2008            1,009,818   7.07 to    8.17   8,105,221 0.00%    to      2.53%   0.35%    to     0.75%    -30.66%   to    -29.33%

Invesco V.I. Global Real Estate Fund - Series I /(5)/
-----------------------------------------------------
2012                7,245 $ 8.99 to  $16.84 $    97,299 0.60%                    0.20%    to     0.70%     27.22%   to     27.86%
2011                6,702   7.03 to   13.17      70,034 4.37%                    0.20%    to     0.70%     -7.16%   to     -6.69%
2010                6,284   7.54 to   14.12      66,935 5.25%    to      7.55%   0.20%    to     0.70%     16.69%   to     17.28%
2009                3,939   6.42 to   12.04      30,815 0.00%                    0.20%    to     0.70%     30.61%   to     31.26%
2008                2,188   4.89 to    9.17      10,822 0.00%    to     18.33%   0.20%    to     0.70%    -38.98%   to     10.66%

Invesco V.I. Government Securities Fund - Series I /(11)/
---------------------------------------------------------
2012                8,468 $10.82 to  $10.87 $    91,887 3.08%                    0.50%    to     0.75%      1.71%   to      1.96%
2011                9,242  10.64 to   10.66      98,397 0.00%                    0.50%    to     0.75%      6.31%   to      6.49%

Invesco V.I. High Yield Fund - Series I/ (12)/
----------------------------------------------
2012              202,848 $11.17 to  $11.28 $ 2,269,149 5.11%                    0.20%    to     0.75%     16.30%   to     16.94%
2011              205,753   9.61 to    9.63   1,977,610 0.00%                    0.40%    to     0.75%     -4.12%   to     -3.89%

Invesco V.I. International Growth Fund - Series I
-------------------------------------------------
2012              680,010 $ 9.12 to  $21.69 $ 8,335,300 1.46%                    0.20%    to     1.45%     13.87%   to     15.54%
2011              695,171   7.91 to   18.91   7,717,734 1.53%                    0.20%    to     1.45%     -8.08%   to     -6.93%
2010              788,428   8.50 to   20.43   9,839,242 2.09%    to      2.81%   0.20%    to     1.45%     11.24%   to     15.49%
2009              835,068   7.55 to   18.24  10,223,489 1.25%    to      2.48%   0.20%    to     1.45%     29.19%   to     34.97%
2008              887,122   5.59 to   13.59   8,684,784 0.00%    to      1.51%   0.20%    to     1.45%    -41.24%   to      4.10%

Invesco Van Kampen V.I. American Franchise Fund - Series I
----------------------------------------------------------
2012                  626 $ 6.29 to  $10.91 $     5,234 0.00%                    0.50%    to     0.75%     12.88%   to     13.16%
2011                  804   5.58 to    9.64       5,393 0.00%                    0.50%    to     0.75%     -6.88%   to     -6.64%
2010                4,758   5.99 to   10.32      39,952 0.00%                    0.50%    to     0.75%     18.95%   to     21.46%
2009                6,868   5.03                 34,565 0.11%                    0.75%                     64.83%
2008                7,852   3.05                 23,975 0.56%                    0.75%                    -49.37%

Invesco Van Kampen V.I. Government Fund - Series I /(11)/
---------------------------------------------------------
2012                   -- $   --            $        -- 0.00%                    0.00%           0.00%      0.00%           0.00%
2011                   --     --                     -- 8.95%                    0.50%    to     0.75%      0.84%   to      0.92%
2010                5,974  15.32                 91,535 0.20%                    0.75%                      4.45%
2009                6,562  14.67                 96,261 7.10%                    0.75%                      0.22%
2008                9,345  14.64                136,774 4.01%                    0.75%                      1.05%

                                   VL-R - 75

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                           At December 31                       For the year ended December 31
                ------------------------------------  ----------------------------------------------------------------------
                                                      Investment Income
                           Unit Value                      Ratio               Expense Ratio               Total Return
                 Units  Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
                ------- ----------------  ----------- ----------------------   ----------------------   ----------------------
Invesco Van Kampen V.I. Growth and Income Fund - Series I
---------------------------------------------------------
2012            617,841 $ 9.75 to  $16.38 $ 7,796,561  1.53%                   0.20%    to     0.95%     13.55%   to     14.64%
2011            644,693   8.59 to   14.35   7,472,579  1.08%                   0.20%    to     0.95%     -2.93%   to     -2.20%
2010            865,685   8.85 to   14.70  10,670,022  0.09%    to     0.10%   0.20%    to     1.45%      7.12%   to     12.41%
2009            798,396   7.94 to   13.12   9,525,424  3.64%    to     4.53%   0.20%    to     1.45%     22.58%   to     24.12%
2008            822,906   6.44 to   10.59   8,135,935  0.00%    to     2.84%   0.20%    to     1.45%    -33.02%   to      4.79%

Invesco Van Kampen V.I. High Yield Fund - Series I /(12)/
---------------------------------------------------------
2012                 -- $   --            $        --  0.00%                   0.00%           0.00%      0.00%           0.00%
2011                 --     --                     -- 23.28%                   0.20%    to     0.75%      5.02%   to      5.21%
2010            129,870  12.09 to   17.35   1,967,003  8.74%    to    10.72%   0.20%    to     0.75%      0.91%   to     11.67%
2009            129,292  10.84 to   15.59   1,744,053  1.27%    to    11.83%   0.40%    to     0.75%     41.02%   to     41.51%
2008            142,991   7.67 to   11.05   1,414,824  8.03%    to    12.04%   0.40%    to     0.75%    -23.43%   to    -22.34%

Janus Aspen Enterprise Portfolio - Service Shares
-------------------------------------------------
2012            335,792 $ 8.86 to  $23.16 $ 4,068,669  0.00%                   0.20%    to     0.75%     16.11%   to     16.99%
2011            388,019   7.63 to   19.94   3,861,188  0.00%                   0.20%    to     0.75%     -2.39%   to     -1.85%
2010            457,671   7.81 to   20.42   4,284,773  0.00%                   0.20%    to     0.75%     20.46%   to     25.27%
2009            481,729   6.27 to   16.38   3,557,635  0.00%                   0.20%    to     0.75%     43.36%   to     44.16%
2008            595,345   4.37 to   11.42   2,982,555  0.06%    to     0.19%   0.20%    to     0.75%    -45.09%   to      5.55%

Janus Aspen Forty Portfolio - Service Shares/ (5)/
--------------------------------------------------
2012             29,377 $ 9.33 to  $16.36 $   309,675  0.62%                   0.20%    to     0.95%     22.68%   to     23.61%
2011             28,303   7.60 to   13.23     240,224  0.26%                   0.20%    to     0.95%     -7.82%   to     -7.13%
2010             26,335   8.25 to   14.25     241,882  0.13%    to     0.27%   0.20%    to     0.95%      5.47%   to      6.27%
2009             25,001   7.82 to   13.41     212,011  0.01%    to     0.02%   0.20%    to     0.95%     44.63%   to     45.72%
2008             18,484   5.41 to    9.20     104,233  0.00%    to     0.00%   0.20%    to     0.95%    -47.32%   to      4.83%

Janus Aspen Overseas Portfolio - Service Shares
-----------------------------------------------
2012            842,700 $ 7.70 to  $24.09 $ 9,503,268  0.60%                   0.20%    to     1.45%     11.55%   to     13.19%
2011            877,463   6.81 to   21.43   9,363,997  0.38%                   0.20%    to     1.45%    -33.31%   to    -32.47%
2010            848,160  10.09 to   31.90  16,047,581  0.48%    to     0.57%   0.20%    to     1.45%     14.63%   to     24.77%
2009            887,195   8.09 to   25.69  14,436,901  0.33%    to     0.43%   0.20%    to     1.45%     76.49%   to     78.71%
2008            939,981   4.53 to   14.45   8,807,974  0.00%    to     3.68%   0.20%    to     1.45%    -52.92%   to    -47.50%

Janus Aspen Worldwide Portfolio - Service Shares
------------------------------------------------
2012            290,208 $ 7.49 to  $12.87 $ 2,642,859  0.77%                   0.20%    to     0.75%     18.96%   to     19.62%
2011            348,837   6.29 to   10.81   2,528,689  0.49%                   0.20%    to     0.75%    -14.63%   to    -14.16%
2010            458,840   7.37 to   12.64   3,587,878  0.45%    to     0.50%   0.20%    to     0.75%      3.46%   to     21.93%
2009            499,706   6.42 to   11.02   3,373,933  0.52%    to     1.26%   0.40%    to     0.75%     36.38%   to     36.86%
2008            553,476   4.71 to    8.07   2,747,424  0.46%    to     1.47%   0.40%    to     0.75%    -45.22%   to    -40.94%

JPMorgan Insurance Trust Core Bond Portfolio - Class 1 /(6)/
------------------------------------------------------------
2012              6,314 $12.81 to  $13.05 $    81,396  4.29%                   0.20%    to     0.70%      4.60%   to      5.12%
2011              6,254  12.25 to   12.41      76,968  5.25%                   0.20%    to     0.70%      6.71%   to      7.24%
2010              6,045  11.48 to   11.57      69,594  3.37%    to     4.07%   0.20%    to     0.70%      8.47%   to      9.02%
2009              5,072  10.58 to   10.62      53,733  0.00%                   0.20%    to     0.70%      5.79%   to      6.16%

                                   VL-R - 76

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                            At December 31                          For the year ended December 31
                --------------------------------------- ----------------------------------------------------------------------
                                                        Investment Income
                             Unit Value                       Ratio              Expense Ratio             Total Return
                  Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
                --------- ----------------- ----------- ----------------------  ----------------------  ----------------------
JPMorgan Insurance Trust Government Bond Portfolio - Class 1 /(5) (6)/
----------------------------------------------------------------------
2009                   -- $   --            $        -- 15.11%   to    119.69%  0.20%    to     0.70%     0.30%   to     0.45%
2008                2,582  10.79 to   10.62      28,148  0.00%                  0.20%    to     0.70%     1.87%   to     7.25%

JPMorgan Insurance Trust International Equity Portfolio - Class 1 /(5) (7)/
---------------------------------------------------------------------------
2012                5,001 $ 8.35 to  $15.37 $    54,352  2.15%                  0.20%    to     0.95%    19.91%   to    20.82%
2011                4,991   6.96 to   12.72      45,198  1.83%                  0.20%    to     0.95%   -12.29%   to   -11.63%
2010                7,000   7.94 to   14.39      71,187  0.22%   to      0.23%  0.20%    to     0.95%     6.15%   to     6.95%
2009                6,633   7.48 to   13.46      62,337  4.76%   to      5.45%  0.20%    to     0.95%    33.64%   to    34.64%
2008                4,044   5.60 to   10.00      24,482  0.00%                  0.20%    to     0.95%   -40.58%   to     4.61%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1/ (8)/
----------------------------------------------------------------
2012               36,790 $19.23 to  $19.62 $   710,812  1.08%                  0.20%    to     0.75%    19.48%   to    20.14%
2011               40,043  16.09 to   16.33     645,733  1.49%                  0.20%    to     0.75%     1.40%   to     1.96%
2010              143,668  15.87 to   16.02   2,282,044  1.12%   to      1.16%  0.20%    to     0.75%     5.70%   to    22.96%
2009              154,833  12.95 to   12.98   2,005,981  0.00%                  0.40%    to     0.75%    29.51%   to    29.83%

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 /(9)/
-----------------------------------------------------------------
2012              218,178 $11.44 to  $18.72 $ 2,763,083  0.21%                  0.20%    to     0.75%    18.83%   to    19.73%
2011              222,041   9.56 to   15.76   2,444,450  0.13%                  0.20%    to     0.75%    -5.48%   to    -4.96%
2010              225,131  10.10 to   16.67   2,673,870  0.00%                  0.20%    to     0.75%    -0.94%   to    26.62%
2009              243,826   8.00 to   13.21   2,316,934  0.50%   to      1.32%  0.40%    to     0.75%    21.66%   to    22.09%
2008              264,450   6.58 to   10.86   2,121,012  0.13%   to      0.21%  0.40%    to     0.75%   -32.49%   to   -29.96%

JPMorgan Mid Cap Value Portfolio/ (8)/
--------------------------------------
2009                   -- $   --            $        --  3.89%   to      4.74%  0.40%    to     0.75%    -2.92%   to    -2.81%
2008              139,030   8.37 to   12.84   1,699,338  1.14%   to      1.42%  0.40%    to     0.75%   -33.71%   to   -33.47%

MFS VIT Core Equity Series - Initial Class
------------------------------------------
2012              284,309 $ 8.78 to  $14.99 $ 3,169,925  0.79%                  0.20%    to     0.75%    15.36%   to    16.00%
2011              329,447   7.61 to   12.99   3,025,430  0.97%                  0.20%    to     0.75%    -1.76%   to    -1.22%
2010              404,270   7.75 to   13.21   3,463,700  0.95%   to      1.09%  0.20%    to     0.75%     1.93%   to    20.08%
2009              437,268   6.66 to   11.35   3,187,117  1.37%   to      1.93%  0.40%    to     0.75%    31.44%   to    31.90%
2008              489,897   5.07 to    8.63   2,705,088  0.80%   to      1.80%  0.40%    to     0.75%   -39.61%   to   -35.47%

MFS VIT Growth Series - Initial Class
-------------------------------------
2012              751,222 $ 7.95 to  $18.27 $ 8,544,313  0.00%                  0.20%    to     0.75%    16.51%   to    17.15%
2011              869,874   6.80 to   15.67   8,216,438  0.20%                  0.20%    to     0.75%    -1.07%   to    -0.52%
2010            1,121,296   6.85 to   15.84  10,215,781  0.07%   to      0.12%  0.20%    to     0.75%     7.21%   to    22.06%
2009            1,173,605   5.96 to   13.83   9,964,173  0.26%   to      0.36%  0.40%    to     0.75%    36.65%   to    37.13%
2008            1,230,391   4.35 to   10.11   8,162,971  0.02%   to      0.32%  0.40%    to     0.75%   -37.89%   to   -36.79%

MFS VIT New Discovery Series - Initial Class
--------------------------------------------
2012              303,535 $13.22 to  $23.29 $ 4,558,624  0.00%                  0.20%    to     1.45%    19.48%   to    21.23%
2011              329,080  10.99 to   19.25   4,069,214  0.00%                  0.20%    to     1.45%   -11.56%   to   -10.45%
2010              405,880  12.34 to   21.50   5,517,500  0.00%                  0.20%    to     1.45%    13.05%   to    36.06%
2009              405,118   9.12 to   15.80   4,052,402  0.00%                  0.20%    to     1.45%    60.83%   to    62.86%
2008              422,956   5.63 to    9.70   2,608,315  0.00%                  0.20%    to     1.45%   -40.21%   to     5.92%

                                   VL-R - 77

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                          At December 31                      For the year ended December 31
                -----------------------------------  ----------------------------------------------------------------------
                                                     Investment Income
                           Unit Value                     Ratio               Expense Ratio               Total Return
                 Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
                ------- ----------------  ---------- ----------------------   ----------------------   ----------------------
MFS VIT Research Series - Initial Class
---------------------------------------
2012            168,723 $10.74 to  $17.07 $2,043,000 0.80%                    0.20%    to     0.75%     16.39%   to     17.28%
2011            183,039   9.23 to   14.58  1,878,628 0.49%                    0.20%    to     0.75%     -1.19%   to     -0.65%
2010            512,364   9.33 to   14.75  4,967,719 0.47%    to      1.10%   0.20%    to     0.75%      5.72%   to     15.66%
2009            431,935   8.10 to   12.82  3,654,802 0.95%    to      3.41%   0.20%    to     0.75%     24.56%   to     30.28%
2008            413,070   6.21 to    9.89  2,692,480 0.00%    to      1.21%   0.20%    to     1.45%    -37.01%   to      5.04%

MFS VIT Total Return Series - Initial Class
-------------------------------------------
2012             47,066 $ 8.05 to  $11.47 $  446,828 2.86%                    0.50%    to     0.75%     10.42%   to     10.70%
2011             60,064   7.29 to   10.36    474,549 2.60%                    0.50%    to     0.75%      1.01%   to      1.27%
2010             72,396   7.21               522,194 2.61%                    0.75%                      9.11%
2009             80,158   6.61               529,914 3.62%                    0.75%                     17.15%
2008             88,007   5.64               496,645 3.26%                    0.75%                    -22.71%

Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
-------------------------------------------------------
2012            366,791 $10.21 to  $19.25 $4,618,123 0.00%                    0.20%    to     1.45%     10.79%   to     12.42%
2011            380,475   9.10 to   17.24  4,242,671 0.00%                    0.20%    to     1.45%     -0.97%   to      0.27%
2010            478,023   9.07 to   17.28  5,138,797 0.00%                    0.20%    to     1.45%     11.60%   to     28.84%
2009            560,994   7.04 to   13.48  4,592,034 0.00%                    0.20%    to     1.45%     29.70%   to     31.34%
2008            650,795   5.36 to   10.32  4,059,451 0.00%                    0.20%    to     1.45%    -43.79%   to      5.62%

Neuberger Berman AMT Large Cap Value Portfolio - Class I
--------------------------------------------------------
2012              3,123 $ 8.66 to  $13.74 $   28,183 0.42%                    0.50%    to     0.75%     15.73%   to     16.02%
2011              3,480   7.46 to   11.87     26,986 0.00%                    0.50%    to     0.75%    -12.02%   to    -11.80%
2010              5,652  13.49                76,272 0.67%                    0.75%                     14.80%
2009              5,675  11.75                66,698 2.90%                    0.75%                     54.91%
2008              7,647   7.59                58,023 0.64%                    0.75%                    -52.75%

Neuberger Berman AMT Socially Responsive Portfolio - Class I /(4)/
------------------------------------------------------------------
2012              4,558 $10.21 to  $16.11 $   48,236 0.24%                    0.20%    to     0.70%     10.20%   to     10.76%
2011              3,830   9.26 to   14.54     36,936 0.37%                    0.20%    to     0.70%     -3.76%   to     -3.27%
2010              3,077   9.62 to   15.03     31,028 0.04%    to      0.04%   0.20%    to     0.70%     22.00%   to     22.61%
2009              2,184   7.85 to   12.26     18,190 0.21%    to      3.76%   0.20%    to     0.70%     30.51%   to     36.31%
2008                929   5.98 to    6.27      5,605 0.00%    to     11.38%   0.20%    to     0.70%    -38.42%   to     18.02%

Oppenheimer Balanced Fund/VA - Non-Service Shares
-------------------------------------------------
2012            130,271 $ 8.45 to  $12.96 $1,389,796 1.30%                    0.20%    to     1.45%     10.72%   to     12.35%
2011            127,186   7.53 to   11.61  1,240,903 2.27%                    0.20%    to     1.45%     -0.73%   to      0.52%
2010            151,485   7.49 to   11.88  1,488,557 1.16%    to      1.41%   0.20%    to     1.45%      0.00%   to     12.69%
2009            151,706   6.65 to   10.56  1,367,234 0.00%                    0.20%    to     1.45%     20.14%   to     33.54%
2008            151,496   5.47 to    8.70  1,135,463 0.00%    to      3.09%   0.20%    to     1.45%    -44.29%   to    -42.56%

Oppenheimer Global Securities Fund/VA - Non-Service Shares
----------------------------------------------------------
2012            369,438 $10.10 to  $25.26 $5,596,885 2.17%                    0.20%    to     1.45%     19.52%   to     21.27%
2011            336,286   8.35 to   20.92  4,894,747 1.36%                    0.20%    to     1.45%     -9.61%   to     -8.47%
2010            343,743   9.12 to   22.90  5,790,382 0.86%    to      1.70%   0.20%    to     1.45%      6.77%   to     20.69%
2009            333,736   7.88 to   19.83  5,185,789 0.00%    to      2.51%   0.20%    to     1.45%     -0.02%   to     39.49%
2008            336,389   5.65 to   14.24  3,878,834 0.00%    to      1.68%   0.20%    to     1.45%    -41.05%   to      5.19%

                                   VL-R - 78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                            At December 31                        For the year ended December 31
                --------------------------------------  ----------------------------------------------------------------------
                                                        Investment Income
                             Unit Value                      Ratio               Expense Ratio               Total Return
                  Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
                --------- ----------------  ----------- ----------------------   ----------------------   ----------------------
Oppenheimer High Income Fund/VA - Non-Service Shares/(14)/
----------------------------------------------------------
2012                   -- $   --            $        -- 23.56%                   0.00%           0.00%      0.00%           0.00%
2011               15,334   2.93 to    3.98      59,238  5.70%                   0.50%    to     0.75%     -3.07%   to     -2.82%
2010               40,017   3.01 to    4.11     137,602  1.30%                   0.50%    to     0.75%      1.41%   to     13.96%
2009                4,509   3.60                 16,248  0.00%                   0.75%                     24.38%
2008                5,871   2.90                 17,008  9.84%                   0.75%                    -78.83%

Oppenheimer Global Strategic Income Fund/VA (Non-Service)/(14)/
---------------------------------------------------------------
2012                4,341 $10.17 to  $10.17 $    44,134  0.00%                   0.50%    to     0.75%      1.66%   to      1.70%

PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
-----------------------------------------------------------------------
2012              152,437 $ 7.71 to  $13.88 $ 1,542,031  2.78%                   0.20%    to     1.45%      3.87%   to      5.40%
2011              160,205   7.35 to   13.20   1,638,541 16.05%                   0.20%    to     1.45%     -8.89%   to     -7.74%
2010              312,206   7.99 to   14.30   3,537,592  1.35%    to    17.19%   0.20%    to     1.45%      1.96%   to     24.27%
2009              285,156   6.74 to   11.51   2,622,169  4.58%    to     7.59%   0.20%    to     1.45%     39.49%   to     41.25%
2008              182,627   4.79 to    8.15   1,196,060  4.02%    to    28.18%   0.20%    to     1.45%    -53.92%   to      5.70%

PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class /(5)/
-----------------------------------------------------------------------
2012                3,695 $13.89 to  $15.79 $    54,581  1.68%                   0.20%    to     0.70%      6.19%   to      6.73%
2011                3,551  13.08 to   14.79      49,556  2.57%                   0.20%    to     0.70%      6.81%   to      7.35%
2010                6,055  12.25 to   13.78      78,977  2.29%    to     2.75%   0.20%    to     0.70%     10.86%   to     11.42%
2009                7,120  11.05 to   12.37      83,767  2.76%    to     3.25%   0.20%    to     0.70%     16.02%   to     16.60%
2008                4,580   9.52 to   10.61      45,810  0.12%    to     3.06%   0.20%    to     0.70%     -4.67%   to      0.80%

PIMCO VIT Real Return Portfolio - Administrative Class
------------------------------------------------------
2012              892,900 $13.57 to  $24.63 $14,799,219  1.09%                   0.20%    to     0.75%      7.94%   to      8.76%
2011              849,220  12.54 to   22.74  14,253,301  2.12%                   0.20%    to     0.75%     10.83%   to     11.44%
2010              872,324  11.29 to   20.45  14,239,385  1.31%    to     1.50%   0.20%    to     0.75%     -3.62%   to      7.89%
2009              856,973  10.50 to   18.99  13,766,246  2.01%    to     3.91%   0.20%    to     0.75%      9.31%   to     18.12%
2008              943,684   8.91 to   16.11  13,013,491  0.76%    to     4.21%   0.20%    to     0.75%    -10.49%   to      0.80%

PIMCO VIT Short-Term Portfolio - Administrative Class
-----------------------------------------------------
2012              555,092 $10.86 to  $13.83 $ 6,644,323  0.73%                   0.20%    to     1.45%      1.29%   to      2.78%
2011              818,523  10.66 to   13.51   9,813,692  1.42%                   0.20%    to     1.45%     -0.93%   to      0.31%
2010              420,228  10.71 to   13.49   5,215,445  0.80%    to     1.09%   0.20%    to     1.45%      0.43%   to      1.90%
2009              410,954  10.55 to   13.27   5,040,544  1.40%    to     2.42%   0.20%    to     1.45%      3.06%   to      7.58%
2008              442,960   9.84 to   12.36   5,178,610  0.86%    to     5.21%   0.20%    to     1.45%     -1.75%   to     -0.51%

PIMCO VIT Total Return Portfolio - Administrative Class
-------------------------------------------------------
2012            1,116,915 $13.88 to  $21.72 $17,972,323  2.63%                   0.20%    to     1.45%      8.01%   to      9.60%
2011            1,056,839  12.73 to   19.90  16,584,031  2.72%                   0.20%    to     1.45%      2.12%   to      3.40%
2010            1,790,622  12.34 to   19.28  29,656,123  2.16%    to     2.93%   0.20%    to     1.45%     -0.61%   to      7.89%
2009            1,787,013  11.48 to   17.91  28,884,083  4.14%    to     6.04%   0.20%    to     1.45%      7.04%   to     13.81%
2008            1,648,820  10.11 to   15.77  23,833,765  1.06%    to     5.02%   0.20%    to     1.45%      1.02%   to      5.59%

Pioneer Fund VCT Portfolio - Class I
------------------------------------
2012              148,553 $10.14 to  $12.65 $ 1,516,410  1.60%                   0.20%    to     0.75%      9.42%   to     10.02%
2011              158,191   9.25 to   11.81   1,500,448  1.57%                   0.20%    to     0.75%     -5.02%   to     -4.49%
2010              204,262   9.71 to   12.39   2,095,967  1.24%    to     1.37%   0.20%    to     0.75%      7.76%   to     23.83%
2009              221,615   8.41 to   10.72   2,085,325  1.69%    to     1.74%   0.40%    to     0.75%     24.26%   to     24.70%
2008              246,377   6.75 to    8.60   2,033,717  1.78%    to     1.94%   0.40%    to     0.75%    -34.76%   to    -30.93%

                                   VL-R - 79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                            At December 31                        For the year ended December 31
                --------------------------------------  ----------------------------------------------------------------------
                                                        Investment Income
                             Unit Value                      Ratio               Expense Ratio               Total Return
                  Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
                --------- ----------------  ----------- ----------------------   ----------------------   ----------------------
Pioneer Growth Opportunities VCT Portfolio - Class I
----------------------------------------------------
2012              193,725 $12.26 to  $12.70 $ 2,379,278  0.00%                   0.20%    to     0.75%      6.22%   to      6.81%
2011              214,885  11.51 to   11.91   2,482,486  0.00%                   0.20%    to     0.75%     -2.99%   to     -2.45%
2010              256,803  11.84 to   12.23   3,055,534  0.00%                   0.20%    to     0.75%      3.85%   to     19.80%
2009              293,202   9.90 to   10.21   2,927,073  0.00%                   0.35%    to     0.75%     43.48%   to     44.06%
2008              345,762   6.88 to    7.09   2,407,791  0.00%                   0.35%    to     0.75%    -35.97%   to    -32.22%

Pioneer Mid Cap Value VCT Portfolio - Class I
---------------------------------------------
2012               79,635 $ 9.63 to  $15.49 $   873,297  1.06%                   0.20%    to     1.45%      9.51%   to     11.12%
2011               81,710   8.68 to   13.97     820,496  0.74%                   0.20%    to     1.45%     -6.99%   to     -5.82%
2010               62,230   9.22 to   14.83     668,976  0.00%    to     1.22%   0.20%    to     1.45%     16.52%   to     17.98%
2009               55,538   7.81 to   12.57     510,873  1.33%    to     2.45%   0.20%    to     1.45%     21.17%   to     25.33%
2008               44,205   6.23 to   10.03     325,554  0.00%    to     1.47%   0.20%    to     1.45%    -34.53%   to      4.92%

Putnam VT Diversified Income Fund - Class IB
--------------------------------------------
2012              402,710 $12.92 to  $20.32 $ 6,829,890  5.59%                   0.20%    to     0.95%     10.47%   to     11.53%
2011              391,271  11.63 to   18.28   6,267,641 10.17%                   0.20%    to     0.95%     -4.08%   to     -3.36%
2010              417,012  12.03 to   18.95   7,141,922 12.99%    to    14.88%   0.20%    to     0.95%      0.11%   to     12.45%
2009              413,215  10.70 to   16.88   6,423,888  5.56%    to     7.84%   0.20%    to     0.95%     49.63%   to     55.04%
2008              443,963   6.90 to   10.90   4,479,144  0.00%    to    15.47%   0.20%    to     0.75%    -31.33%   to    -27.80%

Putnam VT Growth and Income Fund - Class IB
-------------------------------------------
2012              829,395 $11.04 to  $13.20 $ 9,733,019  1.73%                   0.20%    to     0.75%     18.24%   to     18.90%
2011              889,651   9.31 to   11.16   8,894,899  1.26%                   0.20%    to     0.75%     -5.35%   to     -4.83%
2010              964,291   9.81 to   11.79  10,330,182  1.41%    to     1.60%   0.20%    to     0.75%      7.89%   to     15.50%
2009            1,056,043   8.62 to   10.38  10,046,450  2.50%    to     5.27%   0.35%    to     0.75%     28.84%   to     29.36%
2008            1,173,232   6.68 to    8.05   8,781,310  1.98%    to     2.93%   0.35%    to     0.75%    -39.16%   to    -31.35%

Putnam VT International Value Fund - Class IB
---------------------------------------------
2012              478,649 $ 7.73 to  $16.30 $ 4,530,628  2.94%                   0.20%    to     1.45%     19.95%   to     21.71%
2011              484,622   6.39 to   13.50   4,000,551  2.75%                   0.20%    to     1.45%    -15.02%   to    -13.95%
2010              531,784   7.44 to   15.77   5,438,879  0.00%    to     3.56%   0.20%    to     1.45%      4.01%   to     13.16%
2009              542,113   6.98 to   14.83   5,575,454  0.00%                   0.40%    to     1.45%     24.37%   to     25.69%
2008              566,502   5.56 to   11.84   5,049,681  1.65%    to     2.53%   0.40%    to     1.45%    -46.80%   to    -41.39%

Putnam VT Multi-Cap Growth Fund - Class IB /(10)/
-------------------------------------------------
2012                2,557 $12.35 to  $12.42 $    31,738  0.25%                   0.50%    to     0.75%     15.89%   to     16.18%
2011                2,873  10.65 to   10.69      30,636  0.38%                   0.50%    to     0.75%     -5.79%   to     -5.56%
2010               15,955  11.31 to   11.32     180,442  0.00%                   0.50%    to     0.75%     13.09%   to     13.16%

Putnam VT Small Cap Value Fund - Class IB
-----------------------------------------
2012               15,566 $10.16 to  $22.99 $   186,076  0.45%                   0.20%    to     0.75%     16.61%   to     17.25%
2011               13,404   8.66 to   19.72     166,983  0.63%                   0.20%    to     0.75%     -5.44%   to     -4.92%
2010               18,306   9.11 to   20.85     308,956  0.19%    to     0.29%   0.20%    to     0.75%     25.04%   to     25.73%
2009               16,827   7.25 to   16.68     247,341  0.43%    to     1.64%   0.20%    to     0.75%     30.55%   to     87.01%
2008               17,876   5.52 to   12.77     200,714  0.00%    to     1.56%   0.20%    to     0.75%    -39.81%   to      5.14%

                                   VL-R - 80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                            At December 31                       For the year ended December 31
                --------------------------------------  ----------------------------------------------------------------------
                                                          Investment
                             Unit Value                  Income Ratio            Expense Ratio               Total Return
                  Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
                --------- ----------------  ----------- ----------------------   ----------------------   ----------------------
Putnam VT Vista Fund - Class IB/ (10)/
--------------------------------------
2010                   -- $   --            $        -- 0.03%                    0.50%    to     0.75%      9.56%   to     15.00%
2009               27,449   4.97                136,447 0.00%                    0.75%                     37.71%
2008               27,268   3.61                 98,428 0.00%                    0.75%                    -45.95%

Putnam VT Voyager Fund - Class IB
---------------------------------
2012               12,707 $ 7.46 to  $12.05 $   114,313 0.40%                    0.50%    to     0.75%     13.37%   to     13.66%
2011               20,042   6.58 to   10.60     143,379 0.00%                    0.50%    to     0.75%    -18.46%   to    -18.26%
2010               43,333   8.07 to   12.97     354,200 1.21%                    0.50%    to     0.75%     19.90%   to     20.85%
2009               46,222   6.73                310,949 0.84%                    0.75%                     62.67%
2008               52,236   4.14                216,020 0.00%                    0.75%                    -37.50%

SunAmerica Aggressive Growth Portfolio - Class 1
------------------------------------------------
2012              101,251 $ 8.25 to  $17.46 $ 1,081,476 0.00%                    0.20%    to     0.75%     15.35%   to     16.23%
2011              122,598   7.11 to   15.06   1,139,542 0.00%                    0.20%    to     0.75%     -2.71%   to     -2.17%
2010               90,650   7.27 to   15.39     907,479 0.00%                    0.20%    to     0.75%     20.26%   to     20.92%
2009               89,679   6.01 to   12.73     756,851 0.00%    to     0.23%    0.20%    to     0.75%     39.43%   to     46.40%
2008              134,034   4.29 to    6.95     847,954 0.00%    to     1.20%    0.20%    to     0.75%    -52.99%   to      4.78%

SunAmerica Balanced Portfolio - Class 1
---------------------------------------
2012              127,008 $11.47 to  $15.81 $ 1,698,860 1.39%                    0.20%    to     0.75%     12.28%   to     13.14%
2011              125,848  10.16 to   14.01   1,584,195 1.78%                    0.20%    to     0.75%      1.51%   to      2.07%
2010              119,980   9.95 to   13.72   1,495,385 0.00%    to     2.03%    0.20%    to     0.75%     11.00%   to     11.61%
2009              121,451   8.92 to   12.29   1,363,563 2.10%    to     5.89%    0.20%    to     0.75%      9.58%   to     28.69%
2008              120,190   7.20 to    9.50   1,099,120 0.06%    to     8.70%    0.20%    to     0.75%    -26.45%   to    -20.26%

UIF Growth Portfolio - Class I Shares
-------------------------------------
2012              214,963 $10.74 to  $17.51 $ 2,534,261 0.00%                    0.20%    to     0.75%     13.52%   to     14.15%
2011              232,463   9.43 to   15.42   2,388,116 0.12%                    0.20%    to     0.75%     -3.52%   to     -2.99%
2010              271,486   9.74 to   15.97   2,917,842 0.10%    to     0.12%    0.20%    to     0.75%      4.68%   to     25.31%
2009              272,514   7.96 to   13.09   2,671,894 0.00%                    0.40%    to     0.75%     64.32%   to     64.89%
2008              324,108   4.83 to    7.96   2,073,016 0.20%    to     0.22%    0.40%    to     0.75%    -49.57%   to    -47.43%

VALIC Company I International Equities Fund
-------------------------------------------
2012              246,412 $ 7.54 to  $14.80 $ 2,344,533 2.78%                    0.20%    to     0.75%     16.15%   to     17.03%
2011              237,562   6.45 to   12.74   2,085,235 2.46%                    0.20%    to     0.75%    -13.75%   to    -13.27%
2010              304,791   7.44 to   14.77   3,278,698 2.26%    to     2.81%    0.20%    to     0.75%     -0.76%   to     24.08%
2009              305,100   6.87 to   13.72   3,162,419 2.44%    to     4.79%    0.20%    to     0.75%     28.63%   to     79.50%
2008              274,084   5.31 to   10.67   2,253,140 3.04%    to     9.18%    0.20%    to     0.75%    -43.82%   to    -35.20%

VALIC Company I Mid Cap Index Fund
----------------------------------
2012              926,155 $12.03 to  $30.28 $12,752,712 1.01%                    0.20%    to     1.45%     15.83%   to     17.53%
2011              971,265  10.25 to   25.96  12,207,470 0.89%                    0.20%    to     1.45%     -3.41%   to     -2.20%
2010            1,000,792  10.48 to   26.69  14,390,505 0.95%    to     1.73%    0.20%    to     1.45%     12.66%   to     26.00%
2009              955,705   8.32 to   21.30  12,518,441 0.75%    to     2.09%    0.20%    to     1.45%     36.29%   to     41.78%
2008              962,076   6.03 to   15.52  10,459,279 1.05%    to     3.66%    0.20%    to     1.45%    -38.59%   to    -29.99%

                                   VL-R - 81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                            At December 31                       For the year ended December 31
                --------------------------------------  ----------------------------------------------------------------------
                                                        Investment Income
                             Unit Value                      Ratio               Expense Ratio               Total Return
                  Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
                --------- ----------------  ----------- ----------------------   ----------------------   ----------------------
VALIC Company I Money Market I Fund
-----------------------------------
2012            1,335,241 $ 9.83 to  $12.60 $13,944,313 0.01%                    0.20%    to     1.45%     -1.43%   to      0.02%
2011            1,626,173   9.93 to   12.69  17,189,014 0.01%                    0.20%    to     1.45%     -1.43%   to     -0.19%
2010            1,515,388  10.00 to   12.79  16,776,609 0.01%    to      0.01%   0.20%    to     1.45%     -1.42%   to     -0.10%
2009            2,131,237  10.04 to   12.88  24,241,824 0.15%    to      0.49%   0.20%    to     1.45%     -1.14%   to      0.10%
2008            2,537,161  10.03 to   12.94  29,748,445 0.37%    to      3.49%   0.20%    to     1.45%      0.14%   to      2.03%

VALIC Company I Nasdaq-100 Index Fund
-------------------------------------
2012              327,323 $ 7.51 to  $21.52 $ 3,855,505 0.48%                    0.20%    to     0.75%     17.06%   to     17.95%
2011              405,865   6.41 to   18.38   3,611,343 0.36%                    0.20%    to     0.75%      2.20%   to      2.76%
2010              502,301   6.27 to   17.97   3,995,460 0.22%    to      0.48%   0.20%    to     0.75%      9.40%   to     19.48%
2009              545,407   5.27 to   15.12   3,358,810 0.00%    to     51.57%   0.20%    to     0.75%     54.27%   to     55.19%
2008              617,506   3.42 to    9.80   2,391,443 0.00%    to      0.70%   0.20%    to     0.75%    -42.85%   to      2.65%

VALIC Company I Science & Technology Fund
-----------------------------------------
2012              130,357 $ 5.49 to  $18.64 $ 1,294,304 0.00%                    0.20%    to     0.75%     11.30%   to     12.15%
2011              153,668   4.93 to   16.65   1,189,330 0.00%                    0.20%    to     0.75%     -6.69%   to     -6.18%
2010              207,258   5.28 to   17.75   1,340,855 0.00%    to      0.00%   0.20%    to     0.75%      7.64%   to     21.85%
2009              238,882   4.35 to   14.57   1,253,524 0.05%    to      0.17%   0.20%    to     0.75%     32.20%   to     65.18%
2008              272,017   2.65 to    8.21     821,958 0.00%                    0.20%    to     0.75%    -46.39%   to    -37.42%

VALIC Company I Small Cap Index Fund
------------------------------------
2012              406,952 $10.92 to  $19.92 $ 5,593,379 1.21%                    0.20%    to     0.75%     15.19%   to     16.07%
2011              478,080   9.43 to   17.29   6,058,863 0.99%                    0.20%    to     0.75%     -5.02%   to     -4.50%
2010              469,845   9.87 to   18.20   6,663,196 0.73%    to      1.54%   0.20%    to     0.75%     14.50%   to     31.36%
2009              461,849   7.82 to   14.49   5,304,975 0.80%    to      2.86%   0.20%    to     0.75%     27.26%   to     54.47%
2008              461,504   6.11 to   11.39   4,265,057 1.37%    to      4.42%   0.20%    to     0.75%    -34.96%   to    -26.64%

VALIC Company I Stock Index Fund
--------------------------------
2012            1,538,212 $10.12 to  $17.06 $17,797,241 1.75%                    0.20%    to     0.75%     14.71%   to     15.59%
2011            1,685,382   8.77 to   14.85  16,944,543 1.50%                    0.20%    to     0.75%      1.06%   to      1.62%
2010            2,208,072   8.63 to   14.68  21,981,985 1.50%    to      3.03%   0.20%    to     0.75%      8.34%   to     17.05%
2009            2,347,416   7.54 to   12.88  21,013,312 1.63%    to      3.97%   0.20%    to     0.75%     19.41%   to     27.78%
2008            2,498,709   5.99 to    9.19  18,612,241 1.61%    to      6.23%   0.20%    to     0.75%    -37.68%   to    -26.88%

Vanguard VIF High Yield Bond Portfolio
--------------------------------------
2012              445,329 $14.33 to  $21.12 $ 7,537,292 5.50%                    0.20%    to     1.45%     12.65%   to     14.30%
2011              431,505  12.60 to   18.55   6,717,411 7.40%                    0.20%    to     1.45%      5.40%   to      6.72%
2010              445,504  11.84 to   17.42   6,851,684 5.70%    to      7.24%   0.20%    to     1.45%      4.25%   to     11.88%
2009              451,621  10.61 to   15.60   6,350,984 0.00%    to      8.20%   0.20%    to     1.45%     20.41%   to     38.57%
2008              432,123   7.67 to   11.28   4,498,847 0.00%    to      8.81%   0.20%    to     1.45%    -23.08%   to      4.41%

Vanguard VIF REIT Index Portfolio
---------------------------------
2012              743,005 $11.13 to  $35.59 $12,444,603 2.02%                    0.20%    to     1.45%     15.77%   to     17.47%
2011              674,328   9.57 to   30.42  11,391,819 1.67%                    0.20%    to     1.45%      6.88%   to      8.22%
2010              737,406   8.91 to   28.17  13,246,969 2.22%    to      3.35%   0.20%    to     1.45%      4.13%   to     27.99%
2009              708,984   7.01 to   22.05  11,297,243 2.97%    to      5.13%   0.20%    to     1.45%     27.28%   to     79.82%
2008              687,277   5.48 to   17.14   9,041,687 0.00%    to      4.67%   0.20%    to     1.45%    -43.14%   to      5.66%

                                   VL-R - 82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

/(1)/ These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest. In 2011 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.
/(2)/ These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
/(3)/ These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2011, 2010, 2009, 2008, and 2007, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.
/(4)/ Effective September 4, 2007, Neuberger Berman AMT Socially Responsive Portfolio - Class I became available as an investment option.
/(5)/ Effective October 3, 2007, the following investment options became available under the separate account: AIM V.I. Global Real Estate Fund - Series I, Dreyfus VIF International Value Portfolio - Initial Shares, Janus Aspen Forty Portfolio - Service Shares, JPMorgan International Equity Portfolio, JPMorgan Insurance Trust Government Bond Portfolio - Class I, and PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class.
/(6)/ Effective April 24, 2009, JPMorgan Insurance Trust Government Bond Portfolio - Class 1 was acquired by JPMorgan Insurance Trust Core Bond Portfolio - Class 1.
/(7)/ Effective April 24, 2009, JPMorgan International Equity Portfolio was acquired by JPMorgan Insurance Trust International Equity Portfolio - Class 1.
/(8)/ Effective April 24, 2009, JPMorgan Mid Cap Value Portfolio was acquired by JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1.
/(9)/ Effective April 24, 2009, JPMorgan Small Company Portfolio was acquired by JPMorgan Insurance Trust Small Cap Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.
/(10)/ Effective September 24, 2010, Putnam VT Vista Fund - Class IB merged into Putnam VT New Opportunities Fund - Class IB, which subsequently changed it's name to Putnam VT Multi-Cap Growth Fund - Class IB.
/(11)/ Effective April 29, 2011, Invesco Van Kampen V.I. Government Fund -
       Series I was acquired by Invesco V.I. Government Securities Fund - Series I.
/(12)/ Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund -
       Series I was acquired by Invesco V.I. High Yield Fund - Series I.
/(13)/ Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio
       was closed and liquidated.
/(14)/ The Oppenheimer High Income Fund/VA merged into the Oppenheimer Global
       Strategic Income Fund/VA on October 26, 2012.

                                   VL-R - 83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                   VL-R - 84

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                 Page
                                                                                                Numbers
                                                                                                -------
Report of Independent Registered Public Accounting Firm                                               1
Consolidated Balance Sheets - December 31, 2012 and 2011                                         2 to 3
Consolidated Statements of Income - Years Ended December 31, 2012, 2011 and 2010                      4
Consolidated Statements of Comprehensive Income - Years Ended December 31, 2012, 2011 and 2010        5
Consolidated Statements of Equity - Years Ended December 31, 2012, 2011 and 2010                      6
Consolidated Statements of Cash Flows - Years Ended December 31, 2012, 2011 and 2010             7 to 8
Notes to Consolidated Financial Statements                                                      9 to 82

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, effective December 31, 2012, the Company merged with several AIG affiliated insurance companies, with the Company being the surviving legal entity.

As discussed in Note 2 to the consolidated financial statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2013

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                                              December 31,
                                                                                         ----------------------
                                                                                           2012       2011
                                                                                         -------- -------------
                                                                                                  (as adjusted,
                                                                                                   see Note 1)
                                                                                             (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
     (amortized cost: 2012 - $92,439; 2011 - $92,072)                                    $104,320   $ 99,585
   Fixed maturity securities, trading, at fair value                                           --        953
   Hybrid securities, at fair value
     (cost: 2012 - $1,326; 2011 - $210)                                                     1,327        186
   Equity securities, available for sale, at fair value
     (cost: 2012 - $54; 2011 - $82)                                                            83        155
   Equity securities, trading, at fair value                                                  562         --
   Mortgage and other loans receivable
     (net of allowance: 2012 - $155; 2011 - $233)                                           8,245      8,418
   Policy loans                                                                             1,587      1,642
   Investment real estate
     (net of accumulated depreciation of: 2012 - $176; 2011 - $166)                           519        328
   Partnerships and other invested assets                                                   6,750      6,736
   Aircraft
     (net of accumulated depreciation and impairment of: 2012 - $1,158; 2011 - $1,056)        984      1,095
   Short-term investments
     (portion measured at fair value: 2012 - $3,193; 2011 - $1,450)                         4,793      3,206
   Derivative assets, at fair value                                                           756        672
                                                                                         --------   --------
Total investments                                                                         129,926    122,976
Cash                                                                                          325        292
Restricted cash                                                                                72         95
Investment in AIG
  (cost: 2012 - $10; 2011 - $10)                                                                4          3
Accrued investment income                                                                   1,117      1,137
Amounts due from related parties                                                              241         91
Reinsurance receivables                                                                     1,758      1,842
Deferred policy acquisition costs and value of business acquired                            4,497      5,095
Deferred sales inducements                                                                    354        555
Income taxes receivable                                                                       438         --
Other assets                                                                                  954        830
Separate account assets, at fair value                                                     27,942     25,103
                                                                                         --------   --------
TOTAL ASSETS                                                                             $167,628   $158,019
                                                                                         ========   ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)


                                                                                           December 31,
                                                                                      -------------------------
                                                                                        2012          2011
                                                                                       --------   -------------
                                                                                                  (as adjusted,
                                                                                                   see Note 1)
                                                                                      (In Millions, except share
                                                                                               data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits                                                             $ 29,642      $ 28,148
   Policyholder contract deposits                                                       72,925        74,445
   Policy claims and benefits payable                                                      738           821
   Other policyholders' funds                                                            2,007         2,026
   Income taxes payable to parent                                                           --             2
   Deferred income taxes payable                                                         1,706         1,184
   Notes payable - to affiliates, net                                                      142           201
   Notes payable - to third parties, net                                                   158           175
   Amounts due to related parties                                                          135           111
   Securities lending payable                                                            1,466            --
   Derivative liabilities, at fair value                                                   967           717
   Other liabilities                                                                     3,639         2,424
   Separate account liabilities                                                         27,942        25,103
                                                                                       --------     --------
TOTAL LIABILITIES                                                                      141,467       135,357
                                                                                       --------     --------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 13)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and outstanding          1             1
   Common stock, $10 par value, 600,000 shares authorized, issued and outstanding            6             6
   Additional paid-in capital                                                           25,368        27,250
   Accumulated deficit                                                                  (5,274)       (8,291)
   Accumulated other comprehensive income                                                5,893         3,536
                                                                                       --------     --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                              25,994        22,502
                                                                                       --------     --------
NONCONTROLLING INTERESTS                                                                   167           160
                                                                                       --------     --------
TOTAL EQUITY                                                                            26,161        22,662
                                                                                       --------     --------
TOTAL LIABILITIES AND EQUITY                                                          $167,628      $158,019
                                                                                       ========     ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                              Years ended December 31,
                                                                                        -----------------------------------
                                                                                          2012       2011          2010
                                                                                        -------  ------------- -------------
                                                                                                 (as adjusted, (as adjusted,
                                                                                                  see Note 1)   see Note 1)
                                                                                                   (In Millions)
REVENUES:
   Premiums and other considerations                                                    $ 1,616     $ 1,615       $ 1,632
   Net investment income                                                                  7,001       6,440         7,213
   Net realized investment gains (losses):
       Total other-than-temporary impairments on available for sale securities             (127)       (434)         (615)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in accumulated other comprehensive income          (170)        (32)         (145)
                                                                                        -------     -------       -------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income                                                          (297)       (466)         (760)
       Other realized investment gains                                                      844         248           356
                                                                                        -------     -------       -------
          Total net realized investment gains (losses)                                      547        (218)         (404)
   Insurance charges                                                                      1,334       1,365         1,416
   Other income:
       Variable annuity fees                                                                629         517           471
       Commissions                                                                          540         507           450
       Investment advisory fees                                                             316         297           259
       Rental income from aircraft operating leases                                         192         197           196
       Other                                                                                633         452           483
                                                                                        -------     -------       -------
TOTAL REVENUES                                                                           12,808      11,172        11,716
                                                                                        -------     -------       -------
BENEFITS AND EXPENSES:
   Policyholder benefits                                                                  4,247       3,875         3,507
   Interest credited on policyholder contract deposits                                    2,820       2,575         2,697
   Amortization of deferred policy acquisition costs and value of business acquired         665         982           992
   Amortization of deferred sales inducements                                               114         205           179
   General and administrative expenses, net of deferrals                                  1,666       1,528         1,579
   Commissions, net of deferrals                                                            894         758           699
                                                                                        -------     -------       -------
TOTAL BENEFITS AND EXPENSES                                                              10,406       9,923         9,653
                                                                                        -------     -------       -------
INCOME BEFORE INCOME TAX BENEFIT                                                          2,402       1,249         2,063
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                                   29        (170)          (15)
   Deferred                                                                                (651)       (543)       (1,115)
                                                                                        -------     -------       -------
TOTAL INCOME TAX BENEFIT                                                                   (622)       (713)       (1,130)
                                                                                        -------     -------       -------
NET INCOME                                                                                3,024       1,962         3,193
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                              7         (35)            7
                                                                                        -------     -------       -------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE                              $ 3,017     $ 1,997       $ 3,186
                                                                                        =======     =======       =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                                           Years ended December 31,
                                                                                     -----------------------------------
                                                                                       2012       2011          2010
                                                                                     -------  ------------- -------------
                                                                                              (as adjusted, (as adjusted,
                                                                                               see Note 1)   see Note 1)
                                                                                                (In Millions)
NET INCOME                                                                           $ 3,024     $ 1,962       $ 3,193
OTHER COMPREHENSIVE INCOME:
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of reclassification
     adjustments                                                                       1,452         325         1,267
   Deferred income tax expense on above changes                                         (545)       (111)         (447)
   Net unrealized gains on all other invested assets arising during the current
     period - net of reclassification adjustments                                      3,143       3,087         3,012
   Deferred income tax expense on above changes                                       (1,015)     (1,104)       (1,096)
   Adjustment to deferred policy acquisition costs, value of business acquired and
     deferred sales inducements                                                         (716)       (385)         (615)
   Deferred income tax benefit on above changes                                          257         134           216
   Insurance loss recognition                                                           (336)     (1,478)         (234)
   Deferred income tax benefit on above changes                                          119         519            81
   Foreign currency translation adjustments                                               (3)          3             7
   Deferred income tax (expense) benefit on above changes                                  1          (1)           (3)
                                                                                     -------     -------       -------
OTHER COMPREHENSIVE INCOME                                                             2,357         989         2,188
                                                                                     -------     -------       -------
COMPREHENSIVE INCOME                                                                   5,381       2,951         5,381
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                       7         (35)            7
                                                                                     -------     -------       -------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE                 $ 5,374     $ 2,986       $ 5,374
                                                                                     =======     =======       =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY

                                                                              Years ended December 31,
                                                                        -----------------------------------
                                                                          2012       2011          2010
                                                                        -------  ------------- -------------
                                                                                 (as adjusted, (as adjusted,
                                                                                  see Note 1)   see Note 1)
                                                                                   (In Millions)
PREFERRED STOCK:
   Balance at beginning and end of year                                 $     1    $      1      $      1
COMMON STOCK:
   Balance at beginning and end of year                                       6           6             6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                          27,250      29,026        29,170
       Capital contributions from Parent (see Note 14)                       --          16             6
       Return of capital                                                 (1,882)     (1,792)         (150)
                                                                        -------    --------      --------
   Balance at end of year                                                25,368      27,250        29,026
                                                                        -------    --------      --------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                          (8,291)    (10,290)      (12,533)
       Cumulative effect of accounting change, net of tax                    --          --          (943)
                                                                        -------    --------      --------
   Adjusted balance at beginning of year                                 (8,291)    (10,290)      (13,476)
       Net income attributable to AGL                                     3,017       1,997         3,186
       Other                                                                 --           2            --
                                                                        -------    --------      --------
   Balance at end of year                                                (5,274)     (8,291)      (10,290)
                                                                        -------    --------      --------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                           3,536       2,547           338
       Cumulative effect of accounting change, net of tax                    --          --            21
                                                                        -------    --------      --------
   Adjusted balance at beginning of year                                  3,536       2,547           359
       Other comprehensive income                                         2,357         989         2,188
                                                                        -------    --------      --------
   Balance at end of year                                                 5,893       3,536         2,547
                                                                        -------    --------      --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY               25,994      22,502        21,290
                                                                        -------    --------      --------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                             160         195           188
       Net income (loss) attributable to noncontrolling interests             7         (35)            7
                                                                        -------    --------      --------
   Balance at end of year                                                   167         160           195
                                                                        -------    --------      --------
TOTAL EQUITY                                                            $26,161    $ 22,662      $ 21,485
                                                                        =======    ========      ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                         Years ended December 31,
                                                                                   ------------------------------------
                                                                                     2012        2011          2010
                                                                                   --------  ------------- -------------
                                                                                             (as adjusted, (as adjusted,
                                                                                              see Note 1)   see Note 1)
                                                                                               (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $  3,024    $  1,962      $  3,193
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                                   2,820       2,575         2,697
Fees charged for policyholder contract deposits                                      (1,137)     (1,191)       (1,140)
Amortization of deferred policy acquisition costs and value of business acquired        665         982           992
Amortization of deferred sales inducements                                              114         205           179
Net realized investment (gains) losses                                                 (547)        218           404
Foreign exchange transaction (gains) losses                                              (1)         --            --
Equity in income of partnerships and other invested assets                             (314)       (201)         (316)
Depreciation and amortization                                                            31          39            43
Flight equipment depreciation                                                           102         110           121
Amortization (accretion) of net premium/discount on investments                        (774)       (638)         (828)
Provision for deferred income taxes                                                    (651)       (581)       (1,551)
Unrealized (gains) losses in earnings - net                                             102          (4)         (349)
Capitalized interest                                                                    (36)       (138)         (162)
CHANGE IN:
   Trading securities, at fair value                                                     --           2            --
   Accrued investment income                                                             20         (83)          (32)
   Amounts due to/from related parties                                                 (126)        220             2
   Reinsurance receivables                                                               84          64            69
   Deferral of deferred policy acquisition costs and value of business acquired        (604)       (679)         (537)
   Deferral of sales inducements                                                         (5)        (10)           (9)
   Income taxes currently receivable/payable                                           (449)       (155)          855
   Other assets                                                                         (71)         13          (176)
   Future policy benefits                                                               922         865           346
   Other policyholders' funds                                                           (19)        (56)          (74)
   Other liabilities                                                                    266          (8)          514
Other, net                                                                              152         (82)          135
                                                                                   --------    --------      --------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                      3,568       3,429         4,376
                                                                                   --------    --------      --------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities, available for sale                                    (18,902)    (28,181)      (26,248)
   Equity securities                                                                   (562)        (17)          (28)
   Mortgage and other loans                                                            (961)     (1,224)         (831)
   Flight equipment                                                                     (11)        (14)           (9)
   Acquired businesses, net                                                             (48)         --            --
   Other investments, excluding short-term investments                               (4,215)     (1,469)       (1,498)
Sales of:
   Fixed maturity securities, available for sale                                     15,386      10,505        19,160
   Equity securities                                                                     36         133           130
   Mortgage and other loans                                                             397          --           200
   Flight equipment                                                                       7         102            --
   Divested businesses, net                                                              35          --            --
   Other investments, excluding short-term investments                                2,167       2,067         1,304
Redemptions and maturities of:
   Fixed maturity securities, available for sale                                      6,043       7,677         6,390
   Mortgage and other loans                                                             875         572         1,137
   Other investments, excluding short-term investments                                  598         274           313
Purchases of property, equipment and software                                           (24)        (24)          (23)
Sales of property, equipment and software                                                 1           1            --
Change in restricted cash                                                                23           4           (22)
Change in short-term investments                                                     (1,587)      8,879        (2,816)
                                                                                   --------    --------      --------
       NET CASH USED IN INVESTING ACTIVITIES                                       $   (742)   $   (715)     $ (2,841)
                                                                                   --------    --------      --------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                                    Years ended December 31,
                                                              -----------------------------------
                                                                2012       2011          2010
                                                              -------  ------------- -------------
                                                                       (as adjusted, (as adjusted,
                                                                        see Note 1)   see Note 1)
                                                                         (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                 $ 5,011     $ 8,243       $ 5,909
Policyholder account withdrawals                               (4,830)     (5,798)       (4,694)
Net exchanges to/(from) separate accounts                        (756)       (361)         (211)
Claims and annuity payments                                    (2,572)     (2,723)       (2,259)
Proceeds from repurchase agreements                               857          --            --
Repayment of notes payable                                       (202)       (159)         (232)
Federal Home Loan Bank borrowings                                  60          --            --
Security deposits on flight equipment                             (12)        (11)           39
Change in securities lending payable                            1,466          --            --
Cash overdrafts                                                    67          28            68
Return of capital                                              (1,882)     (1,792)         (150)
                                                              -------     -------       -------
   NET CASH USED IN FINANCING ACTIVITIES                       (2,793)     (2,573)       (1,530)
                                                              -------     -------       -------
INCREASE IN CASH                                                   33         141             5
CASH AT BEGINNING OF PERIOD                                       292         151           146
                                                              -------     -------       -------
CASH AT END OF PERIOD                                         $   325     $   292       $   151
                                                              =======     =======       =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                             $   132     $   201       $   164
Interest (received) paid                                      $    25     $   (11)      $  (157)
Non-cash activity:
Sales inducements credited to policyholder contract deposits  $    66     $   110       $   108
Other various non-cash contributions                          $    --     $    15       $     3

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly-owned subsidiaries, is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of fixed deferred annuities to bank customers. Primary products include term life insurance, universal and whole life insurance, accident and health insurance, fixed and variable annuities, indexed deferred annuities, fixed payout annuities, private placement variable annuities, structured settlement contracts, terminal funding annuities, immediate annuities, corporate-owned life insurance, bank-owned life insurance, guaranteed investment contracts ("GICs") and group benefits. The Company distributes its products through Matrix Direct and various independent marketing organizations, independent and career insurance agents, financial institutions, structured settlement brokers and benefit consultants. The Company, through its subsidiaries Integra Business Processing Solutions, Inc. ("Integra"), AIG Enterprise Services ("AIGES"), SunAmerica Asset Management Corp. ("SAAMCo") and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable annuity subaccounts offered within the Company's variable annuity products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company, to implement a more efficient legal entity structure, while continuing to market products and services under currently existing brands. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly-owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


On November 30, 2012, AIG, as the ultimate parent, finalized a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly-owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

Effective December 31, 2011, American General Life Companies ("AGLC"), a subsidiary of AGL, merged with AGL, the surviving entity. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements were not impacted by this transaction as AGLC was previously consolidated with AGL prior to this merger.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers the accounting policies that are most dependent on the application of estimates and assumptions to be those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  policyholder contract deposits;

    . recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets; and

    .  fair value measurement of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2012, the Company recorded the effect of out of period adjustments which decreased pre-tax income by $109 million. The out of period adjustments are primarily related to certain GIC contracts being incorrectly set up at issuance in the Company's administration system. The Company also recorded the net effect of an out of period adjustment which decreased equity by $30 million. The out of period adjustment was related to an update in the methodology which the company uses to calculate the shadow DAC amortization on a certain block of business. As a result of this correction, shadow DAC was previously understated by $46 million. The Company has evaluated these corrections taking into account both qualitative and quantitative factors and considered the impact of these

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

corrections to 2012 as well as the materiality to the prior periods in which they originated. Management believes these corrections are not material to the accompanying 2012 financial statements.

Consolidation of Variable Interest Entities

The consolidated financial statements include the accounts of AGL, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights of a voting interest entity), and VIEs in which we are the primary beneficiary. Equity investments in corporate entities that we do not consolidate, but in which we hold 20 percent to 50 percent of the voting rights and investments in partnership and partnership-like entities for which we have more than minor influence over operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003. In 2004, the Company purchased
80.1 percent of the non-voting preferred equity issued by Castle 2003-2 Trust ("Castle 2 Trust"), a Delaware statutory trust established on November 21, 2003. See Notes 6 and 16.

The business of Castle 1 Trust, Castle 2 Trust and their wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust and Castle 2 Trust have been included in these consolidated financial statements.

The Company also consolidates its investment in various limited partnerships.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2012 or 2011.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of deferred taxes and an adjustment to DAC and deferred sales inducements, in shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired ("PCI") securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's previous economic interest in Maiden Lane II LLC ("ML II"), which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Impairment Policy

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income).

When estimating future cash flows for a structured fixed maturity security (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income. Non-refundable loan origination fees and certain incremental direct origination

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a three percent interest (five percent in 2011) are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income. With respect to partnerships in which AIG holds in the aggregate a three percent or greater interest or less than three percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other invested assets include the Company's carrying value of its ownership in the Federal Home Loan Bank ("FHLB") of Dallas and mutual funds. Mutual funds consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

Aircraft

Aircraft owned by Castle 1 Trust and Castle 2 Trust are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company issues or has issued certain variable annuity products that offer optional guaranteed living benefits which are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

See Note 5 for further discussion of embedded derivatives.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The fair value of the bifurcated embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives, with the exception of those which hedge the Company's GIC liabilities, are reported as part of net realized investment gains and losses in the consolidated statements of income. The change in fair value of derivatives which hedge the GIC liabilities are reported in policyholder benefits.

See Notes 3 and 5 for additional disclosures.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CASH

Cash represents cash on hand and non-interest bearing demand deposits.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses.

DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. For long-duration traditional business, if such reinvestment would not be sufficient to recover DAC, and meet policyholder obligations, an adjustment to DAC and additional future policy benefits for those products is recorded using best estimates that incorporate a review of assumptions regarding mortality, morbidity, persistency, maintenance expenses and investment returns. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income.

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life and investment-oriented products, VOBA is amortized in relation to the EGPs for each period. Similar to DAC, VOBA is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported with the same financial statement line items.

With respect to the variable annuity contracts, the Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

With respect to the Company's variable universal life policies and variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is
8.3 percent and 7.5 percent, respectively.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements is deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the consolidated statements of income.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or (ii) a guaranteed

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

Earnings enhancement benefits ("EEB") is a feature the Company has offered on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

Guaranteed minimum income benefits ("GMIB") is a feature the Company offered on certain variable annuity products from 1998 to 2006. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The EEB liability is determined each period end by estimating the expected value of the EEB and recognizing it ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB, EEB and GMIB liability balances, with a related charge or credit to policyholder benefits in the consolidated statements of income if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional disclosure.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statements of income, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum account value ("GMAV"), accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gains (losses) in the consolidated statements of income.

GMWB is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the policyholder at time of contract issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or better than expected longevity could result in higher GMWB benefits being higher than the underlying policyholder account balance and the risk that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

GMAV is a feature that was offered on certain variable annuity products from the third quarter of 2002 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded policy derivatives incorporates an additional spread to the swap curve used to value those embedded policy derivatives.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized as revenue when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value and investments for which the fair value option has been elected.

    . Earnings from private equity funds and hedge funds investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected) and other invested assets for other-than-temporary impairments.

    . Changes in fair value of derivative assets and liabilities, except for those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

    .  Exchange gains and losses resulting from foreign currency transactions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INSURANCE CHARGES AND OTHER

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the consolidated statements of income. As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the Financial Accounting Standards Board ("FASB") issued an accounting standard that allows a company the option to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. A company is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the company determines it is more likely than not the asset is impaired.

The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. While early adoption was permitted, the Company adopted the standard on its required effective date of January 1, 2013. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In February 2013, the FASB issued guidance that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The guidance applies to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard is effective for fiscal years and interim periods beginning on or after January 1, 2013, and will be applied retrospectively to all comparative periods presented. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

In February 2013, the FASB issued guidance on the presentation requirements for items reclassified out of accumulated other comprehensive income. Companies will be required to disclose the effect of significant items reclassified out of accumulated other comprehensive income on the respective line items of net income or provide a cross-reference to other disclosures currently required under GAAP for relevant items.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The standard is effective for annual and interim reporting periods beginning after December 15, 2012. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2012:

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The Company adopted the standard retrospectively on January 1, 2012.

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

The method the Company uses to amortize DAC did not change as a result of the adoption of the standard.

The adoption of the standard resulted in an increase to beginning of period accumulated deficit for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, the Company revised its historical financial statements and accompanying notes in the financial statements for the changes in DAC and associated changes in acquisitions expenses and income taxes.

The following table presents amounts as of December 31, 2011 as if the Company had previously reported merged financial statements, to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the consolidated balance sheet.

                                                                     As Previously Effect of As Currently
                                                                       Reported     Change     Reported
DECEMBER 31, 2011                                                    ------------- --------- ------------
                                                                                (in Millions)
Balance Sheet:
   Deferred policy acquisition cost and value of business acquired     $  6,298     $(1,203)   $  5,095
   Deferred sales inducements                                               516          39         555
   Income tax receivable                                                   (280)        280          --
   Total assets                                                         158,903        (884)    158,019
   Deferred income tax payable                                            1,311        (127)      1,184
   Total liabilites                                                     135,484        (127)    135,357
   Accumulated deficit                                                   (7,345)       (946)     (8,291)
   Accumulated other comprehensive income                                 3,347         189       3,536
   Total AGL shareholder's equity                                        23,259        (757)     22,502
   Total equity                                                          23,419        (757)     22,662
   Total laibilities and equity                                         158,903        (884)    158,019

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present amounts for the years ended December 31, 2011 and 2010 as if the Company had previously reported merged financial statements to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the consolidated statements of income and consolidated statements of cash flows.

                                                                    As Previously Effect of As Currently
                                                                      Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                                        ------------- --------- ------------
                                                                               (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                 $1,234       $(252)     $  982
   Amortization of deferred sales inducements                             183          22         205
   General and administrative expenses, net of deferrals                1,310         218       1,528
   Commissions, net of deferrals                                          731          27         758
   Total benefits and expenses                                          9,908          15       9,923
   Income before income tax benefit                                     1,264         (15)      1,249
   Income tax benefit                                                    (709)         (4)       (713)
   Net income                                                           1,973         (11)      1,962
   Net income attributable to AGL                                       2,008         (11)      1,997

                                                                    As Previously Effect of As Currently
                                                                      Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2010                                        ------------- --------- ------------
                                                                               (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                 $ 1,231      $(239)    $   992
   Amortization of deferred sales inducements                              177          2         179
   General and administrative expenses, net of deferrals                 1,393        186       1,579
   Commissions, net of deferrals                                           670         29         699
   Total benefits and expenses                                           9,675        (22)      9,653
   Income before income tax benefit                                      2,041         22       2,063
   Income tax benefit                                                   (1,136)         6      (1,130)
   Net income                                                            3,177         16       3,193
   Net income attributable to AGL                                        3,170         16       3,186

Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by operating activities.

                                                                         As Previously Effect of As Currently
                                                                           Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                                             ------------- --------- ------------
                                                                                    (in Millions)
Cash flows from operating activities:
   Net income                                                               $1,973       $ (11)     $1,962
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                       1,234        (252)        982
   Amortization of deferred sales inducements                                  183          22         205
   Provision for deferred income taxes                                        (577)         (4)       (581)
   Deferral of deferred policy acquisition costs and value of busniess
     acquired                                                                 (924)        245        (679)
   Income taxes currently receivable/payable                                  (161)          6        (155)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                         As Previously Effect of As Currently
                                                                           Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2010                                             ------------- --------- ------------
                                                                                    (in Millions)
Cash flows from operating activities:
   Net income                                                               $ 3,177      $  16     $ 3,193
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                        1,231       (239)        992
   Amortization of deferred sales inducements                                   177          2         179
   Provision for deferred income taxes                                       (1,557)         6      (1,551)
   Deferral of deferred policy acquisition costs and value of busniess
     acquired                                                                  (752)       215        (537)
   Income taxes currently receivable/payable                                    848          7         855

Reconsideration of Effective Control for Secured Borrowings

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the standard was required to be applied prospectively to transactions or modifications that occur on or after January 1, 2012. There are no repurchase agreements that continue to be accounted for as sales as of December 31, 2012.

Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. The measurement and disclosure requirements under GAAP and IFRS are now generally consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value measurement and disclosure guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. The guidance clarifies existing guidance on the application of fair value measurements, changes certain principles or requirements for measuring fair value, and requires significant additional disclosures for Level 3 valuation inputs. The new disclosure requirements were applied prospectively. The standard became effective for the Company beginning January 1, 2012. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The standard became

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

effective beginning January 1, 2012 with retrospective application required. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

Fair Value Measurements and Disclosures

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

Consolidation of Investments in Separate Accounts

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.
See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of VIEs

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

    . Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

    . Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

    . Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

    . The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

    . Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities - Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market--observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types,

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities - Available for Sale and Trading

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment also reflects a market participant's view of the Company's claims-paying ability and incorporates an additional spread to the swap curve used to value embedded policy derivatives.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

                                                                              Counterparty      Cash
At December 31, 2012                                 Level 1  Level 2 Level 3 Netting (a)  Collateral (b) Total Fair Value
--------------------                                 -------- ------- ------- ------------ -------------- ----------------
                                                                                 (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                       $     -- $   515 $    --    $  --         $  --          $    515
   Foreign government                                       7   2,545      --       --            --             2,552
   States, territories & political subdivisions            --   1,621     633       --            --             2,254
   Corporate debt                                          --  74,506   1,240       --            --            75,746
   RMBS                                                    --   9,972   4,957       --            --            14,929
   CMBS                                                    --   1,720   2,205       --            --             3,925
   CDO/ABS                                                 --   1,745   2,654       --            --             4,399
                                                     -------- ------- -------    -----         -----          --------
Total fixed maturity securities, available for sale         7  92,624  11,689       --            --           104,320
                                                     -------- ------- -------    -----         -----          --------
Hybrid securities:
   U.S. government obligations                             48     858      --       --            --               906
   RMBS                                                    --     117     127       --            --               244
   CMBS                                                    --      15      41       --            --                56
   CDO/ABS                                                 --       8     113       --            --               121
                                                     -------- ------- -------    -----         -----          --------
Total hybrid securities                                    48     998     281       --            --             1,327
                                                     -------- ------- -------    -----         -----          --------
Equity securities, available for sale:
   Common stocks                                           17      --       9       --            --                26
   Preferred stocks                                        --      31      26       --            --                57
                                                     -------- ------- -------    -----         -----          --------
Total equity securities, available for sale                17      31      35       --            --                83
                                                     -------- ------- -------    -----         -----          --------
Equity securities, trading:
   Common stocks                                          562      --      --       --            --               562
                                                     -------- ------- -------    -----         -----          --------
Total equity securities, trading                          562      --      --       --            --               562
                                                     -------- ------- -------    -----         -----          --------
Partnerships and other invested assets (c)                  1     404   1,905       --            --             2,310
Short-term investments (d)                                 90   3,103      --       --            --             3,193
Derivative assets:
   Interest rate contracts                                  1   1,283      --       --            --             1,284
   Foreign exchange contracts                              --      16      --       --            --                16
   Equity contracts                                        64      32      21       --            --               117
   Other contracts                                         --      --       2       --            --                 2
   Counterparty netting and cash collateral                --      --      --     (230)         (433)             (663)
                                                     -------- ------- -------    -----         -----          --------
Total derivative assets                                    65   1,331      23     (230)         (433)              756
                                                     -------- ------- -------    -----         -----          --------
Separate account assets                                26,642   1,300      --       --            --            27,942
                                                     -------- ------- -------    -----         -----          --------
       Total                                         $ 27,432 $99,791 $13,933    $(230)        $(433)         $140,493
                                                     ======== ======= =======    =====         =====          ========
LIABILITIES:
Policyholder contract deposits (e)                   $     -- $    76 $ 1,040    $  --         $  --          $  1,116
Derivative liabilities:
   Interest rate contracts                                 --   1,144       2       --            --             1,146
   Foreign exchange contracts                              --      43      --       --            --                43
   Counterparty netting and cash collateral                --      --      --     (230)            8              (222)
                                                     -------- ------- -------    -----         -----          --------
Total derivative liabilities                               --   1,187       2     (230)            8               967
                                                     -------- ------- -------    -----         -----          --------
       Total                                         $     -- $ 1,263 $ 1,042    $(230)        $   8          $  2,083
                                                     ======== ======= =======    =====         =====          ========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                              Counterparty      Cash      Total Fair
At December 31, 2011                                 Level 1  Level 2 Level 3 Netting (a)  Collateral (b)   Value
--------------------                                 -------- ------- ------- ------------ -------------- ----------
                                                                        (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                       $     -- $   547 $    --    $  --         $  --       $    547
   Foreign government                                      --   1,900      --       --            --          1,900
   States, territories & political subdivisions            --   1,201     482       --            --          1,683
   Corporate debt                                          --  72,596     978       --            --         73,574
   RMBS                                                    --   8,940   5,939       --            --         14,879
   CMBS                                                    --   1,699   1,900       --            --          3,599
   CDO/ABS                                                 --   1,452   1,951       --            --          3,403
                                                     -------- ------- -------    -----         -----       --------
Total fixed maturity securities, available for sale        --  88,335  11,250       --            --         99,585
                                                     -------- ------- -------    -----         -----       --------
Fixed maturity securities, trading:
   CDO/ABS                                                 --      --     953       --            --            953
                                                     -------- ------- -------    -----         -----       --------
Total fixed maturity securities, trading                   --      --     953       --            --            953
                                                     -------- ------- -------    -----         -----       --------
Hybrid securities:
   RMBS                                                    --      20     138       --            --            158
   CMBS                                                    --       8      --       --            --              8
   CDO/ABS                                                 --       7      13       --            --             20
                                                     -------- ------- -------    -----         -----       --------
Total hybrid securities                                    --      35     151       --            --            186
                                                     -------- ------- -------    -----         -----       --------
Equity securities, available for sale:
   Common stocks                                           18       4      36       --            --             58
   Preferred stocks                                        --      37      60       --            --             97
                                                     -------- ------- -------    -----         -----       --------
Total equity securities, available for sale                18      41      96       --            --            155
                                                     -------- ------- -------    -----         -----       --------
Partnerships and other invested assets (c)                  1     364   2,398       --            --          2,763
Short-term investments (d)                                146   1,304      --       --            --          1,450
Derivative assets:
   Interest rate contracts                                 --     159      --       --            --            159
   Foreign exchange contracts                              --   1,068      --       --            --          1,068
   Equity contracts                                        85      76       9       --            --            170
   Counterparty netting and cash collateral                --      --      --     (284)         (441)          (725)
                                                     -------- ------- -------    -----         -----       --------
Total derivative assets                                    85   1,303       9     (284)         (441)           672
                                                     -------- ------- -------    -----         -----       --------
Separate account assets                                23,732   1,371      --       --            --         25,103
                                                     -------- ------- -------    -----         -----       --------
       Total                                         $ 23,982 $92,753 $14,857    $(284)        $(441)      $130,867
                                                     ======== ======= =======    =====         =====       ========
LIABILITIES:
Policyholder contract deposits (e)                   $     -- $    -- $   800    $  --         $  --       $    800
Derivative liabilities:
   Interest rate contracts                                 --     433      10       --            --            443
   Foreign exchange contracts                              --     698      --       --            --            698
   Counterparty netting and cash collateral                --      --      --     (284)         (140)          (424)
                                                     -------- ------- -------    -----         -----       --------
Total derivative liabilities                               --   1,131      10     (284)         (140)           717
                                                     -------- ------- -------    -----         -----       --------
       Total                                         $     -- $ 1,131 $   810    $(284)        $(140)      $  1,517
                                                     ======== ======= =======    =====         =====       ========

(a)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)Represents cash collateral posted and received.
(c)Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d)Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.6 billion and $1.8 billion at December 31, 2012 and 2011, respectively.
(e)Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, Level 3 assets were 8.3 percent and 9.4 percent of total assets, respectively, and Level 3 liabilities were 0.7 percent and 0.6 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2012.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2012 and 2011 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income during 2012 and 2011 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2012 and 2011:





                                        Net Realized and   Accumulated
                             Fair Value Unrealized Gains      Other     Purchases, Sales,
                             Beginning  (Losses) included Comprehensive   Issuances and   Gross Transfers Gross Transfers
December 31, 2012             of Year       in Income     Income (Loss) Settlements, Net        In              Out
-----------------            ---------- ----------------- ------------- ----------------- --------------- ---------------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political
     subdivisions             $   482         $  40          $   (4)         $   153          $   41          $   (79)
   Corporate debt                 978           (10)             63              (42)            796             (545)
   RMBS                         5,939           174             944             (514)            297           (1,883)
   CMBS                         1,900            36             275               45              34              (85)
   CDO/ABS                      1,951           120              89              679             367             (552)
                              -------         -----          ------          -------          ------          -------
Total fixed maturity
  securities, available for
  sale                         11,250           360           1,367              321           1,535           (3,144)
                              -------         -----          ------          -------          ------          -------
Fixed maturity securities,
  trading:
   CDO/ABS                        953           175              --           (1,128)             --               --
                              -------         -----          ------          -------          ------          -------
Total fixed maturity
  securities, trading             953           175              --           (1,128)             --               --
                              -------         -----          ------          -------          ------          -------
Hybrid securities:
   RMBS                           138            35              --              (44)             --               (2)
   CMBS                            --             3              --               38              --               --
   CDO/ABS                         13            62              --               38              --               --
                              -------         -----          ------          -------          ------          -------
Total hybrid securities           151           100              --               32              --               (2)
                              -------         -----          ------          -------          ------          -------
Equity securities,
  available for sale:
   Common stocks                   36            15             (24)             (23)              5               --
   Preferred stocks                60             9             (25)             (17)              1               (2)
                              -------         -----          ------          -------          ------          -------
Total equity securities,
  available for sale               96            24             (49)             (40)              6               (2)
                              -------         -----          ------          -------          ------          -------
Partnerships and other
  invested assets               2,398           (26)            113             (125)            416             (871)
Derivative assets
   Equity contracts                 9             2              --                5               5               --
   Other contracts                 --            --              --                2              --               --
                              -------         -----          ------          -------          ------          -------
Total derivative assets             9             2              --                7               5               --
                              -------         -----          ------          -------          ------          -------
       Total                  $14,857         $ 635          $1,431          $  (933)         $1,962          $(4,019)
                              -------         -----          ------          -------          ------          -------
LIABILITIES:
Policyholder contract
  deposits                    $  (800)        $(181)         $  (72)         $    13          $   --          $    --
Derivative liabilities, net
   Interest rate
     contracts                    (10)            8              --               --              --               --
                              -------         -----          ------          -------          ------          -------
Total derivative
  liabilities, net                (10)            8              --               --              --               --
                              -------         -----          ------          -------          ------          -------
       Total                  $  (810)        $(173)         $  (72)         $    13          $   --          $    --
                              -------         -----          ------          -------          ------          -------

                                                 Changes in
                                                 Unrealized
                                               Gains (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                             Fair Value End of Held at End of
December 31, 2012                  Year             Year
-----------------            ----------------- --------------

ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political
     subdivisions                 $   633           $ --
   Corporate debt                   1,240             --
   RMBS                             4,957             --
   CMBS                             2,205             --
   CDO/ABS                          2,654             --
                                  -------           ----
Total fixed maturity
  securities, available for
  sale                             11,689             --
                                  -------           ----
Fixed maturity securities,
  trading:
   CDO/ABS                             --             --
                                  -------           ----
Total fixed maturity
  securities, trading                  --             --
                                  -------           ----
Hybrid securities:
   RMBS                               127             31
   CMBS                                41              4
   CDO/ABS                            113              1
                                  -------           ----
Total hybrid securities               281             36
                                  -------           ----
Equity securities,
  available for sale:
   Common stocks                        9             --
   Preferred stocks                    26             --
                                  -------           ----
Total equity securities,
  available for sale                   35             --
                                  -------           ----
Partnerships and other
  invested assets                   1,905             --
Derivative assets
   Equity contracts                    21             --
   Other contracts                      2             --
                                  -------           ----
Total derivative assets                23             --
                                  -------           ----
       Total                      $13,933           $ 36
                                  -------           ----
LIABILITIES:
Policyholder contract
  deposits                        $(1,040)          $196
Derivative liabilities, net
   Interest rate
     contracts                         (2)            --
                                  -------           ----
Total derivative
  liabilities, net                     (2)            --
                                  -------           ----
       Total                      $(1,042)          $196
                                  -------           ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)






                                        Net Realized and   Accumulated
                             Fair Value Unrealized Gains      Other     Purchases, Sales,
                             Beginning  (Losses) included Comprehensive   Issuances and   Gross Transfers Gross Transfers
December 31, 2011             of Year       in Income     Income (Loss) Settlements, Net        In              Out
-----------------            ---------- ----------------- ------------- ----------------- --------------- ---------------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government         $    --         $  --           $  --          $    1           $    --         $    (1)
   States, territories &
     political
     subdivisions                 289            --              75             179                --             (61)
   Corporate debt               1,411             7             (52)             79             1,360          (1,827)
   RMBS                         3,831           (45)            269           1,402               498             (16)
   CMBS                         1,722             1              92              71                51             (37)
   CDO/ABS                      2,007            22              90            (256)              508            (420)
                              -------         -----           -----          ------           -------         -------
Total fixed maturity
  securities, available for
  sale                          9,260           (15)            474           1,476             2,417          (2,362)
                              -------         -----           -----          ------           -------         -------
Fixed maturity securities,
  trading:
   Corporate debt                  --            --              --              (2)                2              --
   CDO/ABS                        922            31              --              --                --              --
                              -------         -----           -----          ------           -------         -------
Total fixed maturity
  securities, trading             922            31              --              (2)                2              --
                              -------         -----           -----          ------           -------         -------
Hybrid securities:
   RMBS                            --           (15)             --             153                --              --
   CDO/ABS                         --            --              --              20                --              (7)
                              -------         -----           -----          ------           -------         -------
Total hybrid securities            --           (15)             --             173                --              (7)
                              -------         -----           -----          ------           -------         -------
Equity securities,
  available for sale:
   Common stocks                   49            23              (6)            (33)                8              (5)
   Preferred stocks                31            (1)             27              --                 3              --
                              -------         -----           -----          ------           -------         -------
Total equity securities,
  available for sale               80            22              21             (33)               11              (5)
                              -------         -----           -----          ------           -------         -------
Partnerships and other
  invested assets               2,576           (13)             78            (154)                3             (92)
Derivative assets
   Interest rate
     contracts                      1           (11)             --              10                --              --
   Equity contracts                22            (3)             --               5                --             (15)
                              -------         -----           -----          ------           -------         -------
Total derivative assets            23           (14)             --              15                --             (15)
                              -------         -----           -----          ------           -------         -------
       Total                  $12,861         $  (4)          $ 573          $1,475           $ 2,433         $(2,481)
                              -------         -----           -----          ------           -------         -------
LIABILITIES:
Policyholder contract
  deposits                    $  (361)        $(426)          $  --          $  (13)          $    --         $    --
Derivative liabilities, net
   Interest rate
     contracts                     --            --              --             (10)               --              --
                              -------         -----           -----          ------           -------         -------
Total derivative
  liabilities, net                 --            --              --             (10)               --              --
                              -------         -----           -----          ------           -------         -------
       Total                  $  (361)        $(426)          $  --          $  (23)          $    --         $    --
                              -------         -----           -----          ------           -------         -------

                                                 Changes in
                                                 Unrealized
                                               Gains (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                             Fair Value End of Held at End of
December 31, 2011                  Year             Year
-----------------            ----------------- --------------

ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government             $    --           $ --
   States, territories &
     political
     subdivisions                     482             --
   Corporate debt                     978             --
   RMBS                             5,939             --
   CMBS                             1,900             --
   CDO/ABS                          1,951             --
                                  -------           ----
Total fixed maturity
  securities, available for
  sale                             11,250             --
                                  -------           ----
Fixed maturity securities,
  trading:
   Corporate debt                      --             --
   CDO/ABS                            953              5
                                  -------           ----
Total fixed maturity
  securities, trading                 953              5
                                  -------           ----
Hybrid securities:
   RMBS                               138            (22)
   CDO/ABS                             13             (1)
                                  -------           ----
Total hybrid securities               151            (23)
                                  -------           ----
Equity securities,
  available for sale:
   Common stocks                       36             --
   Preferred stocks                    60             --
                                  -------           ----
Total equity securities,
  available for sale                   96             --
                                  -------           ----
Partnerships and other
  invested assets                   2,398             --
Derivative assets
   Interest rate
     contracts                         --             --
   Equity contracts                     9             --
                                  -------           ----
Total derivative assets                 9             --
                                  -------           ----
       Total                      $14,857           $(18)
                                  -------           ----
LIABILITIES:
Policyholder contract
  deposits                        $  (800)          $ --
Derivative liabilities, net
   Interest rate
     contracts                        (10)            --
                                  -------           ----
Total derivative
  liabilities, net                    (10)            --
                                  -------           ----
       Total                      $  (810)          $ --
                                  -------           ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2012                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale      $ 447          $ (87)     $ 360
Fixed maturity securities, trading                   175             --        175
Hybrid securities                                    100             --        100
Equity securities, available for sale                 --             24         24
Partnerships and other invested assets                28            (54)       (26)
Derivative assets                                     --              2          2
Policyholder contract deposits                        --           (181)      (181)
Derivative liabilities                                --             (8)        (8)


                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2011                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale       $335          $(350)     $ (15)
Fixed maturity securities, trading                    31             --         31
Hybrid securities                                    (15)            --        (15)
Equity securities, available for sale                 --             22         22
Partnerships and other invested assets                26            (39)       (13)
Derivative assets                                    (11)            (3)       (14)
Policyholder contract deposits                        --           (426)      (426)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                     Purchases,
                                                                                       Sales,
                                                                                     Issuances
                                                                                        and
                                                                                    Settlements,
December 31, 2012                                    Purchases  Sales   Settlements   Net (a)
-----------------                                    --------- -------  ----------- ------------
                                                                    (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions       $  372   $  (201)   $   (18)    $   153
   Corporate debt                                        225      (169)       (98)        (42)
   RMBS                                                  628      (193)      (949)       (514)
   CMBS                                                  277      (131)      (101)         45
   CDO/ABS                                             1,379        --       (700)        679
                                                      ------   -------    -------     -------
Total fixed maturity securities, available for sale    2,881      (694)    (1,866)        321
                                                      ------   -------    -------     -------
Fixed maturity securities, trading:
   CDO/ABS                                                --        --     (1,128)     (1,128)
                                                      ------   -------    -------     -------
Total fixed maturity securities, trading                  --        --     (1,128)     (1,128)
                                                      ------   -------    -------     -------
Hybrid securities:
   RMBS                                                   --       (16)       (28)        (44)
   CMBS                                                   57       (19)        --          38
   CDO/ABS                                             1,133      (981)      (114)         38
                                                      ------   -------    -------     -------
Total hybrid securities                                1,190    (1,016)      (142)         32
                                                      ------   -------    -------     -------
Equity securities, available for sale:
   Common stocks                                          --       (23)        --         (23)
   Preferred stocks                                       60       (75)        (2)        (17)
                                                      ------   -------    -------     -------
Total equity securities, available for sale               60       (98)        (2)        (40)
                                                      ------   -------    -------     -------
Partnerships and other invested assets                   296        --       (421)       (125)
Derivative assets
   Equity contracts                                        5        --         --           5
   Other contracts                                         2        --         --           2
                                                      ------   -------    -------     -------
Total derivative assets                                    7        --         --           7
                                                      ------   -------    -------     -------
       Total                                          $4,434   $(1,808)   $(3,559)    $  (933)
                                                      ------   -------    -------     -------
LIABILITIES:
Policyholder contract deposits                        $   --   $   (22)   $    35     $    13
                                                      ------   -------    -------     -------

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                   Purchases,
                                                                                     Sales,
                                                                                   Issuances
                                                                                      and
                                                                                  Settlements,
December 31, 2011                                    Purchases Sales  Settlements   Net (a)
-----------------                                    --------- -----  ----------- ------------
                                                                   (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   Foreign government                                 $    1   $  --    $    --      $    1
   States, territories & political subdivisions          179      --         --         179
   Corporate debt                                        350    (119)      (152)         79
   RMBS                                                2,476    (317)      (757)      1,402
   CMBS                                                  244     (21)      (152)         71
   CDO/ABS                                               397      (7)      (646)       (256)
                                                      ------   -----    -------      ------
Total fixed maturity securities, available for sale    3,647    (464)    (1,707)      1,476
                                                      ------   -----    -------      ------
Fixed maturity securities, trading:
   Corporate debt                                         --      --         (2)         (2)
                                                      ------   -----    -------      ------
Total fixed maturity securities, trading                  --      --         (2)         (2)
                                                      ------   -----    -------      ------
Hybrid securities:
   RMBS                                                  178      --        (25)        153
   CDO/ABS                                                20      --         --          20
                                                      ------   -----    -------      ------
Total hybrid securities                                  198      --        (25)        173
                                                      ------   -----    -------      ------
Equity securities, available for sale:
   Common stocks                                          --     (31)        (2)        (33)
   Preferred stocks                                       19     (19)        --          --
                                                      ------   -----    -------      ------
Total equity securities, available for sale               19     (50)        (2)        (33)
                                                      ------   -----    -------      ------
Partnerships and other invested assets                   238    (126)      (266)       (154)
Derivative assets
   Interest rate contracts                                10      --         --          10
   Equity contracts                                        5      --         --           5
                                                      ------   -----    -------      ------
Total derivative assets                                   15      --         --          15
                                                      ------   -----    -------      ------
       Total                                          $4,117   $(640)   $(2,002)     $1,475
                                                      ------   -----    -------      ------
LIABILITIES:
Policyholder contract deposits                        $   --   $ (18)   $     5      $  (13)
Derivative liabilities, net
   Interest rate contracts                               (10)     --         --         (10)
                                                      ------   -----    -------      ------
Total derivative liabilities, net                        (10)     --         --         (10)
                                                      ------   -----    -------      ------
       Total                                          $  (10)  $ (18)   $     5      $  (23)
                                                      ------   -----    -------      ------

(a)There were no issuances during the years ended December 31, 2012 and 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2012 and 2011 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


During the year ended December 31, 2012, transfers into Level 3 included certain RMBS, CMBS, CDO/ABS, private placement corporate debt and certain private equity funds and hedge funds. Transfers of certain RMBS and certain CDO/ABS into Level 3 were related to decreased observations of market transactions and price information for those securities. The transfers of investments in certain other RMBS and CMBS into Level 3 were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers of private placement corporate debt and certain other ABS into Level 3 were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity. Certain private equity fund and hedge fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's influence over the respective investments. Other hedge fund investments were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2012, transfers out of Level 3 assets primarily related to certain RMBS, ABS, investments in private placement corporate debt and private equity funds and hedge funds. Transfers of certain RMBS out of Level 3 assets were based on consideration of the market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of ABS and private placement corporate debt out of Level 3 assets were primarily the result of the Company using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The removal of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting based on our level of influence over the respective investments, resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2012.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from pricing vendors and from internal valuation models. Because input information with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                  Fair Value at                                                                Range
                                December 31, 2012 Valuation Technique     Unobservable Input (a)       (Weighted Average)(a)
                                ----------------- -------------------- ------------------------------ -------------------------
                                  (In Millions)
ASSETS:
RMBS                                 $4,500       Discounted cash flow  Constant prepayment rate (c)    0.00% - 11.22% (5.46%)
                                                                                   Loss severity (c)  39.40% - 78.75% (59.08%)
                                                                           Constant default rate (c)    3.45% - 12.63% (8.04%)
                                                                                           Yield (c)    2.99% - 10.08% (6.53%)
Certain CDO/ABS                         568       Discounted cash flow  Constant prepayment rate (c)   0.00% - 50.61% (18.40%)
                                                                           Constant default rate (c)     0.00% - 0.31% (0.02%)
                                                                                           Yield (c)     0.30% - 5.51% (2.91%)
CMBS                                  1,454       Discounted cash flow                     Yield (b)    0.00% - 17.57% (8.33%)
LIABILITIES:
Policyholder contract deposits        1,040       Discounted cash flow Equity implied volatility (b)            6.00% - 39.00%
                                                                                Base lapse rates (b)            1.00% - 40.00%
                                                                             Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                 Mortality rates (b)            0.50% - 40.00%
                                                                               Utilization rates (b)            0.50% - 25.00%

(a)The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c)Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of +/--one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), constant default rates ("CDR"), loss severity, and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in yield, CPR, CDR, and loss severity, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, mainly GMWB for variable annuity products, are equity volatility, mortality rates, lapse rates and utilization rates. Mortality, lapse and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the GMWB.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.




                                    Investment Category Includes
                            ---------------------------------------------

INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made as
                            part of a transaction in which assets of
                            mature companies are acquired from the
                            current shareholders, typically with the use
                            of financial leverage.
   Non-U.S.                 Investments that focus primarily on Asian
                            and European based buyouts, expansion
                            capital, special situations, turnarounds,
                            venture capital, mezzanine and distressed
                            opportunities strategies.
   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a return
                            through an eventual realization event, such
                            as an initial public offering or sale of the
                            company.
   Distressed               Securities of companies that are already in
                            default, under bankruptcy protection, or
                            troubled.
   Other                    Real estate, energy, multi-strategy,
                            mezzanine, and industry-focused strategies.

Total private equity funds

Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes, including
                            mergers, acquisitions and other
                            reorganizations.
   Long-short               Securities that the manager believes are
                            undervalued, with corresponding short
                            positions to hedge market risk.
   Distressed               Securities of companies that are already in
                            default, under bankruptcy protection or
                            troubled.
   Other                    Non-U.S. companies, futures and
                            commodities, macro and multi-strategy and
                            industry-focused strategies.

Total hedge funds

Total

                                 December 31, 2012            December 31, 2011
                            ---------------------------- ----------------------------
                            Fair Value Using  Unfunded   Fair Value Using  Unfunded
                            Net Asset Value  Commitments Net Asset Value  Commitments
                            ---------------- ----------- ---------------- -----------
                                                  (In Millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout              $1,020         $224          $1,042         $263




   Non-U.S.                           7            1              12            8




   Venture capital                   55            9             141           11




   Distressed                        63           12             117           35


   Other                            116           32             468          126

                                 ------         ----          ------         ----
Total private equity funds        1,261          278           1,780          443
                                 ------         ----          ------         ----
Hedge funds:
   Event-driven                     319            2             338            2



   Long-short                       395           --             242           --


   Distressed                       261           --             192            5


   Other                             52           --             173           --


                                 ------         ----          ------         ----
Total hedge funds                 1,027            2             945            7
                                 ------         ----          ------         ----
Total                            $2,288         $280          $2,725         $450
                                 ======         ====          ======         ====

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2012, assuming average original expected lives of 10 years for the funds, 49 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 49 percent between three and seven years and 2 percent between seven and 10 years.

At December 31, 2012, hedge fund investments included above are redeemable quarterly (34 percent), semi-annually (17 percent) and annually (49 percent), with redemption notices ranging from 30 days to 180 days. More than 73 percent require redemption notices of less than 90 days. Investments representing approximately 100 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2013. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

Fair Value Option - Fixed Maturity Securities, Trading, Hybrid Securities and Policyholder Contract Deposits

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $177 million, $30 million and $375 million in the years ended December 31, 2012, 2011 and 2010, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

The Company has elected fair value accounting for its hybrid securities. Net unrealized gains (losses) included in net investment income on the consolidated statements of income were $206 million and $(24) million for the years ended December 31, 2012 and 2011, respectively. The Company did not invest in any hybrid securities in 2010.

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company will maintain this election. The change in the fair value of the GIC liabilities were $(3) million and $78 million in the years ended December 31, 2012 and 2011, respectively, and were reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset with swaps used to hedge the Company's interest rate risk. See Note 16 for additional information.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date, or in some cases, based on the present value of the loans using a discounted cash flow model.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Partnerships and Other Invested Assets

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                             Estimated Fair Value
                                        -------------------------------
                                                                        Carrying
                                        Level 1 Level 2 Level 3  Total   Value
                                        ------- ------- ------- ------- --------
                                                     (In Millions)
December 31, 2012
ASSETS
Mortgage and other loans receivable      $ --   $  189  $ 8,906 $ 9,095 $ 8,245
Policy loans                               --       --    1,587   1,587   1,587
Partnerships and other invested assets     --       54       --      54      54
Short-term investments                     --    1,600       --   1,600   1,600
Cash                                      325       --       --     325     325
LIABILITIES
Policyholder contract deposits (a)         --      245   64,115  64,360  57,452
Notes payable                              --       --      224     224     240
December 31, 2011 (b)
ASSETS
Mortgage and other loans receivable                             $ 9,137 $ 8,418
Policy loans                                                      1,920   1,642
Partnerships and other invested assets                               59      59
Short-term investments                                            1,756   1,756
Cash                                                                292     292
LIABILITIES
Policyholder contract deposits (a)                               58,139  52,352
Notes payable                                                       349     376

(a)Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.
(b)Estimated fair value measurement based on the levels of the inputs used is not required for 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                 Other-Than-
                                                                    Gross      Gross              Temporary
                                                      Amortized   Unrealized Unrealized  Fair    Impairments
                                                     Cost or Cost   Gains      Losses    Value   in AOCI (a)
                                                     ------------ ---------- ---------- -------- -----------
                                                                          (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   U.S. government obligations                         $   413     $   102     $  --    $    515    $  --
   Foreign government                                    2,243         317        (8)      2,552       --
   States, territories & political subdivisions          2,015         245        (6)      2,254       --
   Corporate debt                                       66,448       9,607      (309)     75,746       79
   RMBS                                                 13,641       1,506      (218)     14,929      469
   CMBS                                                  3,462         546       (83)      3,925      185
   CDO/ABS                                               4,217         256       (74)      4,399       43
                                                       -------     -------     -----    --------    -----
Total fixed maturity securities, available for sale     92,439      12,579      (698)    104,320      776
Equity securities, available for sale:
   Common stocks                                            12          14        --          26       --
   Preferred stocks                                         42          15        --          57       --
                                                       -------     -------     -----    --------    -----
Total equity securities, available for sale                 54          29        --          83       --
Investment in AIG                                           10          --        (6)          4       --
                                                       -------     -------     -----    --------    -----
Total                                                  $92,503     $12,608     $(704)   $104,407    $ 776
                                                       =======     =======     =====    ========    =====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations                         $   422      $  125    $    --   $   547    $  --
   Foreign government                                    1,704         204         (8)    1,900       --
   States, territories & political subdivisions          1,491         198         (6)    1,683       --
   Corporate debt                                       66,654       7,780       (860)   73,574       66
   RMBS                                                 14,929         774       (824)   14,879     (228)
   CMBS                                                  3,475         352       (228)    3,599      120
   CDO/ABS                                               3,397         213       (207)    3,403       14
                                                       -------      ------    -------   -------    -----
Total fixed maturity securities, available for sale     92,072       9,646     (2,133)   99,585      (28)
Equity securities, available for sale:
   Common stocks                                            28          33         (3)       58       --
   Preferred stocks                                         54          43         --        97       --
                                                       -------      ------    -------   -------    -----
Total equity securities, available for sale                 82          76         (3)      155       --
Investment in AIG                                           10          --         (7)        3       --
                                                       -------      ------    -------   -------    -----
Total                                                  $92,164      $9,722    $(2,143)  $99,743    $ (28)
                                                       -------      ------    -------   -------    -----

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012 and 2011:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
                                                     Value     Losses    Value    Losses   Value    Losses
                                                     ------  ----------  ------ ---------- ------ ----------
                                                                         (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   Foreign government                                $  378    $  (8)    $    3   $  --    $  381   $  (8)
   States, territories & political subdivisions         326       (6)         1      --       327      (6)
   Corporate debt                                     4,111     (131)     2,048    (178)    6,159    (309)
   RMBS                                                 142       (2)       959    (216)    1,101    (218)
   CMBS                                                  86       (2)       278     (81)      364     (83)
   CDO/ABS                                              882      (22)       716     (52)    1,598     (74)
                                                     ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   5,925     (171)     4,005    (527)    9,930    (698)
Investment in AIG                                        --       --          4      (6)        4      (6)
                                                     ------    -----     ------   -----    ------   -----
Total                                                $5,925    $(171)    $4,009   $(533)   $9,934   $(704)
                                                     ------    -----     ------   -----    ------   -----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                     Less than 12 Months 12 Months or More       Total
                                                     -----------------   ----------------  -----------------
                                                                Gross             Gross              Gross
                                                      Fair    Unrealized Fair   Unrealized  Fair   Unrealized
                                                      Value     Losses   Value    Losses    Value    Losses
                                                     -------  ---------- ------ ---------- ------- ----------
                                                                          (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   Foreign government                                $   233    $  (8)   $   --  $    --   $   233  $    (8)
   States, territories & political subdivisions           12       (1)       40       (5)       52       (6)
   Corporate debt                                      7,152     (433)    3,069     (427)   10,221     (860)
   RMBS                                                3,562     (281)    1,975     (543)    5,537     (824)
   CMBS                                                  809      (81)      425     (147)    1,234     (228)
   CDO/ABS                                               676      (21)      884     (186)    1,560     (207)
                                                     -------    -----    ------  -------   -------  -------
Total fixed maturity securities, available for sale   12,444     (825)    6,393   (1,308)   18,837   (2,133)
Equity securities, available for sale:
   Common stocks                                           8       (3)       --       --         8       (3)
                                                     -------    -----    ------  -------   -------  -------
Total equity securities, available for sale                8       (3)       --       --         8       (3)
Investment in AIG                                          2       (7)       --       --         2       (7)
                                                     -------    -----    ------  -------   -------  -------
Total                                                $12,454    $(835)   $6,393  $(1,308)  $18,847  $(2,143)
                                                     =======    =====    ======  =======   =======  =======

As of December 31, 2012, the Company held 1,337 individual fixed maturity and equity securities that were in an unrealized loss position, of which 678 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2012, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2012:

                                                             Total Fixed Maturity Available
                                                             for Sale Securities
                                                             ------------------------------
                                                             Amortized
                                                               Cost         Fair Value
                                                             ---------      ----------
                                                                   (In Millions)
Due in one year or less                                       $ 2,827        $  2,898
Due after one year through five years                          10,806          11,742
Due after five years through ten years                         27,555          30,897
Due after ten years                                            29,931          35,530
Mortgage-backed, asset-backed and collateralized securities    21,320          23,253
                                                              -------        --------
Total fixed maturity securities available for sale            $92,439        $104,320
                                                              =======        ========

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

The Company's investments at December 31, 2012 and 2011 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Trading Securities

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

Net unrealized gains (losses) included in the consolidated statements of income from fixed maturity securities classified as trading securities in 2012, 2011 and 2010 were $(155) million, $5 million, and $350 million, respectively.

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                                  December 31, December 31,
                                                                      2012         2011
                                                                  ------------ ------------
                                                                        (In Millions)
Invested assets on deposit:
   Regulatory agencies                                                $ 87         $95
Invested assets pledged as collateral:
   Advance agreements - Federal Home Loan Bank of Dallas                15          20
   Advance agreements - Federal Home Loan Bank of Cincinnati            15          14
   Advance agreements - Federal Home Loan Bank of San Francisco         25          25
   FHLB collateral                                                     283          --

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these programs, the Company lends securities to financial institutions and receives collateral equal to 102 percent of the fair value of the loaned securities. Reinvestment of cash collateral received is restricted to highly liquid short-term investments. The Company is obligated to return the cash collateral received to its counterparties. Elements of the securities lending program are presented below as of December 31:

                                                               2012
                                                           -------------
                                                           (In Millions)
       Securities on loan: (a)
          Amortized cost..................................    $1,234
          Estimated fair value............................     1,420
       Cash collateral on deposit from counterparties (b)      1,466
       Reinvestment portfolio - estimated fair value           1,466

(a)Included within Fixed maturity securities, available for sale on the consolidated balance sheets.
(b)Included within Short-term investments on the consolidated balance sheets. Liability is reported in securities lending payable.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2012, the Company had direct U.S. commercial mortgage loan exposure of $7.9 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2012, were as follows:

State         # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----         ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                ($ In Millions)
California       138      $1,736     $ 58    $  481  $  193     $431      $221   $352     22.0%
New York          64       1,075      157       658      74       29        44    113     13.6%
New Jersey        51         729      373       150     164        3        --     39      9.2%
Texas             37         464       27       196      51      115        53     22      5.9%
Pennsylvania      51         425       54        95     145      107        17      7      5.4%
Other states     321       3,475      281     1,375     813      192       356    458     43.9%
                 ---      ------     ----    ------  ------     ----      ----   ----    -----
   Total         662      $7,904     $950    $2,955  $1,440     $877      $691   $991    100.0%
                 ===      ======     ====    ======  ======     ====      ====   ====    =====

* Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                            Class
                                                     ----------------------------------------------------
                                          # of Loans Apartments Offices Retails Industrials Hotels Others Total  % of Total
December 31, 2012                         ---------- ---------- ------- ------- ----------- ------ ------ ------ ----------
                                                                           ($ In Millions)
Credit Quality Indicator:
   In good standing                          646        $941    $2,835  $1,414     $875      $691   $912  $7,668    97.0%
   Restructured (a)                           12           9       107      --        2        --     27     145     1.8%
   90 days or less delinquent                 --          --        --      --       --        --     --      --     0.0%
   >90 days delinquent or in process of
     foreclosure                               4          --        13      26       --        --     52      91     1.2%
                                             ---        ----    ------  ------     ----      ----   ----  ------   -----
Total (b)                                    662        $950    $2,955  $1,440     $877      $691   $991  $7,904   100.0%
                                             ===        ====    ======  ======     ====      ====   ====  ======   =====
Valuation allowance                                     $  2    $   39  $   13     $  1      $  1   $ 23  $   79     1.0%
                                             ---        ----    ------  ------     ----      ----   ----  ------   -----

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect valuation allowances.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company owns mortgages with a carrying value of $82 million and $84 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2012 and 2011, respectively.

As discussed in Note 2 - Summary of Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreement, and a general reserve for probable incurred but not specifically identified losses.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                         2012  2011   2010
                                                         ----  ----  -----
                                                           (In Millions)
     Allowance, beginning of year                        $233  $319  $ 330
        Additions (reductions) to allowance for losses    (62)  (32)   179
        Charge-offs, net of recoveries                    (16)  (54)  (190)
                                                         ----  ----  -----
     Allowance, end of year                              $155  $233  $ 319
                                                         ----  ----  -----

The Company's impaired mortgage loans are as follows:

                                                      2012  2011  2010
                                                      ----  ----  ----
                                                        (In Millions)
         Impaired loans with valuation allowances     $ 75  $108  $288
         Impaired loans without valuation allowances     7    69   179
                                                      ----  ----  ----
            Total impaired loans                        82   177   467
         Valuation allowances on impaired loans        (27)  (18)  (58)
                                                      ----  ----  ----
            Impaired loans, net                       $ 55  $159  $409
                                                      ====  ====  ====

The Company recognized $4 million, $10 million and $15 million in interest income on the above impaired mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $11 million and $153 million of commercial mortgage loans that had been modified in a TDR at December 31, 2012 and 2011, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. At December 31, 2011, these commercial mortgage loans had related total allowances for credit losses of $23 million.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their 2012 and 2011 restructurings, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $6.6 billion and $6.5 billion at December 31, 2012 and 2011, respectively, and were comprised of 492 partnerships and 518 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination/withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                   2012    2011    2010
                                                  ------  ------  ------
                                                       (In Millions)
      Investment income:
         Fixed maturities                         $5,792  $5,404  $5,970
         Equity securities                            67       2       6
         Mortgage and other loans                    526     540     535
         Policy loans                                102     106     111
         Investment real estate                       73      59      39
         Partnerships and other invested assets      650     508     648
         Securities Lending                            2      --       3
         Other investment income                      12      12      35
                                                  ------  ------  ------
      Gross investment income                      7,224   6,631   7,347
      Investment expenses                           (223)   (191)   (134)
                                                  ------  ------  ------
      Net investment income                       $7,001  $6,440  $7,213
                                                  ======  ======  ======

The carrying value of investments that produced no investment income during 2012 was $178 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                          2012    2011   2010
                                                         ------  -----  -----
                                                             (In Millions)
 Sales of fixed maturity securities, available for sale  $1,506  $ 760  $ 747
 Sales of equity securities, available for sale              25     30     58
 Mortgage and other loans                                    73     55   (139)
 Investment real estate                                      12     15      1
 Partnerships and other invested assets                     (21)  (144)     5
 Derivatives                                               (669)  (336)  (226)
 Securities lending collateral, including other-than-
   temporary impairments                                     --     --    112
 Other-than-temporary impairments                          (379)  (598)  (962)
                                                         ------  -----  -----
 Net realized investment gains (losses) before taxes     $  547  $(218) $(404)
                                                         ======  =====  =====

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                 2012              2011              2010
                           ----------------  ----------------  ----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (In Millions)
Fixed maturity securities   $1,598    $(92)    $821     $(61)    $833     $(86)
Equity securities               31      (6)      37       (7)      61       (3)
                            ------    ----     ----     ----     ----     ----
Total                       $1,629    $(98)    $858     $(68)    $894     $(89)
                            ======    ====     ====     ====     ====     ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                        2012    2011    2010
                                                                       ------  ------  ------
                                                                            (In Millions)
Balance, beginning of year                                             $2,775  $2,762  $2,371
Increases due to:
   Credit impairments on new securities subject to impairment losses       96     177     364
   Additional credit impairments on previously impaired securities        194     278     509
Reductions due to:
   Credit impaired securities fully disposed for which there
     was no prior intent or requirement to sell                          (520)   (160)   (343)
   Credit impaired securities for which there is a current intent
     or anticipated requirement to sell                                    --      --      (6)
   Accretion on securities previously impaired due to credit             (422)   (272)   (133)
Other                                                                       3     (10)     --
                                                                       ------  ------  ------
Balance, end of year                                                   $2,126  $2,775  $2,762
                                                                       ======  ======  ======

PURCHASED CREDIT IMPAIRED SECURITIES

In 2011, the Company began purchasing certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest and considering the effects of prepayments,. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                               At Date of
                                                               Acquisition
                                                              -------------
                                                              (In Millions)
    Contractually required payments (principal and interest)     $6,789
    Cash flows expected to be collected (a)                       5,338
    Recorded investment in acquired securities                    3,427

(a)Represents undiscounted expected cash flows, including both principal and interest.

                                      December 31, 2012 December 31, 2011
                                      ----------------- -----------------
                                                 (In Millions)
       Outstanding principal balance       $4,262            $3,941
       Amortized cost                       2,794             2,693
       Fair value                           3,189             2,523

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                                 2012    2011
                                                                ------  ------
                                                                 (In Millions)
 Balance, beginning of year                                     $1,695  $   --
    Newly purchased PCI securities                                 486   1,574
    Accretion                                                     (244)   (141)
    Decreases due to disposal                                     (175)     --
    Effect of changes in interest rate indices                     (84)    (23)
    Net reclassification from (to) non-accretable difference,
      including effects of prepayments                              56     285
                                                                ------  ------
 Balance, end of year                                           $1,734  $1,695
                                                                ======  ======

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2012
Derivatives not designated as hedging instruments:
   Interest rate contracts                           $ 5,159    $1,284    $ 5,687     $1,146
   Foreign exchange contracts                            108        16        165         43
   Equity contracts                                    3,550       117         --         --
   Other contracts (c)                                10,323         2     18,235      1,040
                                                     -------    ------    -------     ------
Total derivatives, gross                             $19,140     1,419    $24,087      2,229
                                                     =======    ------    =======     ------
   Counterparty netting (d)                                       (230)                 (230)
   Cash collateral (e)                                            (433)                    8
                                                                ------                ------
Total derivatives, net                                             756                 2,007
                                                                ------                ------
Less: Bifurcated embedded derivatives                               --                 1,040
                                                                ------                ------
Total derivatives on balance sheets                             $  756                $  967
                                                                ======                ======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2011
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $1,523    $  159    $ 2,734     $  443
   Foreign exchange contracts                          4,069     1,068      4,474        698
   Equity contracts                                    3,580       170         --         --
   Other contracts (c)                                    --        --     14,636        800
                                                      ------    ------    -------     ------
Total derivatives, gross                              $9,172     1,397    $21,844      1,941
                                                      ======    ------    =======     ------
   Counterparty netting (d)                                       (284)                 (284)
   Cash collateral (e)                                            (441)                 (140)
                                                                ------                ------
Total derivatives, net                                             672                 1,517
                                                                ------                ------
Less: Bifurcated embedded derivatives                               --                   800
                                                                ------                ------
Total derivatives on balance sheets                             $  672                $  717
                                                                ======                ======

(a)Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b)See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c)Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.
(d)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of specific equity-indexed universal life and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income:

                                                        2012   2011   2010
                                                       -----  -----  -----
                                                          (In Millions)
    Derivatives not designated as hedging instruments
       Interest rate contracts                         $  (8) $(173) $(128)
       Foreign exchange contracts                        (46)   156   (257)
       Equity contracts                                 (101)   118   (146)
       Other contracts                                  (514)  (437)   305
                                                       -----  -----  -----
    Total                                              $(669) $(336) $(226)
                                                       =====  =====  =====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $231 million and $155 million of net derivative assets at December 31, 2012 and 2011, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $55 million and $80 million at December 31, 2012 and 2011, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                               At December 31,
                                         --------------------------------------------------------
                                          VIE Assets   VIE Liabilities Off-Balance Sheet Exposure
                                         ------------- --------------- --------------------------
                                          2012   2011  2012    2011    2012          2011
                                         ------ ------ ----    ----    ----          ----
                                                               (In Millions)
     Castle 1 Trust                      $  632 $  720 $324    $419    $--           $--
     Castle 2 Trust                         634    730  274     389     --            --
     Investment in limited partnerships     665    710   23      50     --            --
                                         ------ ------  ----    ----   ---           ---
     Total                               $1,931 $2,160 $621    $858    $--           $--
                                         ====== ======  ====    ====   ===           ===

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                 Maximum Exposure to Loss
                                               -----------------------------
                                     Total VIE On-Balance Off-Balance
   December 31, 2012                  Assets     Sheet       Sheet    Total
   -----------------                 --------- ---------- ----------- ------
                                                  (In Millions)
   Real estate and investment funds   $ 5,448    $  779       $55     $  834
                                      -------    ------       ---     ------
   Total                              $ 5,448    $  779       $55     $  834
                                      =======    ======       ===     ======
   December 31, 2011
   -----------------
   Real estate and investment funds   $ 5,725    $  830       $80     $  910
   Maiden Lane II                       9,254       953        --        953
                                      -------    ------       ---     ------
   Total                              $14,979    $1,783       $80     $1,863
                                      =======    ======       ===     ======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                    At December 31,
                                               ----------------------------
                                               Consolidated  Unconsolidated
                                                   VIEs         VIEs
                                               ------------- --------------
                                                2012   2011  2012    2011
                                               ------ ------ ----   ------
                                                     (In Millions)
       Assets:
          Cash and short-term investments      $  182 $  208 $ --   $   --
          Restricted cash                          70     93   --       --
          Fixed maturity securities, trading       --     --   --      953
          Aircraft                                984  1,095   --       --
          Other invested assets                   513    716  779      830
          Other asset accounts                    182     48   --       --
                                               ------ ------  ----  ------
       Total assets                            $1,931 $2,160 $779   $1,783
                                               ====== ======  ====  ======
       Liabilities:
          Amounts due to related parties       $  281 $  432 $ --   $   --
          Other liability accounts                340    426   --       --
                                               ------ ------  ----  ------
       Total liabilities                       $  621 $  858 $ --   $   --
                                               ====== ======  ====  ======

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2012 or 2011.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 16 herein for additional information on these entities.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. Prior to the March 2012 liquidation of ML II by the New York Fed, the Company had a significant variable economic interest in ML II, which was a VIE. See Note 4 for further discussion.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                    2012    2011    2010
                                                   ------  ------  ------
                                                        (In Millions)
     Balance at January 1                          $4,704  $5,315  $6,202
        Deferrals                                     584     663     528
        Accretion of interest/amortization           (592)   (722)   (709)
        Effect of unlocking assumptions used in
          estimating future gross profits              45      28     (68)
        Effect of realized gains on securities        (85)   (245)   (160)
        Effect of unrealized gains on securities     (498)   (335)   (478)
                                                   ------  ------  ------
     Balance at December 31                        $4,158  $4,704  $5,315
                                                   ======  ======  ======

The following table summarizes the activity in value of business acquired:

                                                      2012  2011  2010
                                                      ----  ----  ----
                                                        (In Millions)
        Balance at January 1                          $391  $443  $521
           Accretion of interest/amortization          (15)  (39)  (33)
           Effect of unlocking assumptions used in
             estimating future gross profits             5     1    --
           Effect of realized gains on securities      (23)   (5)  (22)
           Effect of unrealized gains on securities    (19)   (9)  (23)
                                                      ----  ----  ----
        Balance at December 31                        $339  $391  $443
                                                      ====  ====  ====

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $28 million, $24 million, $23 million, $20 million and $21 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                      2012   2011   2010
                                                     -----  -----  -----
                                                        (In Millions)
       Balance at January 1                          $ 555  $ 667  $ 831
          Deferrals                                    112    134    129
          Accretion of interest/amortization          (140)  (167)  (164)
          Effect of unlocking assumptions used in
            estimating future gross profits             27      8     --
          Effect of realized gains on securities        (1)   (46)   (15)
          Effect of unrealized gains on securities    (199)   (41)  (114)
                                                     -----  -----  -----
       Balance at December 31                        $ 354  $ 555  $ 667
                                                     -----  -----  -----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional DAC adjustments are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company reduced DAC by $147 million and $152 million in 2012 and 2011, respectively.

The Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression. In 2010, unlocking increased amortization primarily due to unfavorable anticipated mortality for life insurance products, offset by improved surrender rates and higher than anticipated interest crediting spreads on deferred annuity products. Unlocking also reduced reserves on certain interest sensitive products.

8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                    2012    2011
                                                   ------- -------
                                                    (In Millions)
              Future policy benefits:
                 Ordinary life                     $11,359 $11,105
                 Group life                             74      78
                 Life contingent group annuities       330     340
                 Life contingent annuities          15,882  14,710
                 Terminal funding                    1,324   1,294
                 Accident and health                   673     621
                                                   ------- -------
              Total                                $29,642 $28,148
                                                   ======= =======
              Policyholder contract deposits:
                 Annuities                         $52,435 $53,608
                 Guaranteed investment contracts     6,252   6,925
                 Corporate-owned life insurance      2,181   2,174
                 Universal life                     11,263  10,901
                 Other contract deposits               794     837
                                                   ------- -------
              Total                                $72,925 $74,445
                                                   ======= =======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Fixed-indexed business is reserved according to the guidance in derivative accounting standards. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to
11.0 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products, which includes among other things the impact of investment returns and mortality, may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


As a result of this review, the Company recognized a $336 million and $1.5 billion pre-tax decrease to accumulated other comprehensive income as a consequence of the recognition of additional policyholder benefit reserves in 2012 and 2011, respectively. A $119 million and $519 million deferred tax benefit was recorded related to this adjustment in 2012 and 2011, respectively, resulting in a $217 million and $959 million decrease to comprehensive income and total equity in 2012 and 2011, respectively.

For the year ended December 31, 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $807 million as a consequence of actual loss recognition and a $61 million strengthening of long-term care reserves for updated morbidity assumptions. There was no actual loss recognition recorded in 2011 or 2010.

The liability for future policy benefits has been established on the basis of the following assumptions for 2012:

    . Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to
       11.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than zero.

    . Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately
       6.5 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions for 2012:

    . Interest credited on deferred annuities, which vary by year of issuance, range from a rate of 1.0 percent to 9.0 percent, including bonuses. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 20.0 percent grading to zero over a period of zero to 15 years.

    . GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.5 percent to 8.5 percent and the maturity ranges from 4 years to 21 years.

    . Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2012 was 4.6 percent.

    . The universal life policies have credited interest rates of 1.0 percent to 6.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 8.3 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 0.8 percent of life insurance in force at December 31, 2012.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $35 million, $41 million and $43 million in 2012, 2011 and 2010, respectively, and were included as part of policyholders' benefits in the consolidated statements of income.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                             2012                               2011
                                              ---------------------------------- ----------------------------------
                                                                     Highest                            Highest
                                              Net Deposits Plus a Contract Value Net Deposits Plus a Contract Value
                                                Minimum Return       Attained      Minimum Return       Attained
                                              ------------------- -------------- ------------------- --------------
                                                                         ($ In Millions)
In the event of death (GMDB)
   Account value                                 $      13,943       $13,688        $      10,928       $13,128
   Net amount at risk (a)                                  955         1,093                1,348         2,132
   Average attained age of contract holders                 66            66                   66            67
   Range of guaranteed minimum return rates       0.00%-10.00%                       0.00%-10.00%
At annuitization (GMIB)
   Account value                                 $       2,981                      $       3,130
   Net amount at risk (b)                                  233                                271
   Weighted average period remaining until
     earliest annuitization                          0.1 years                          0.3 years
   Range of guaranteed minimum return rates        0.00%-6.50%                        0.00%-6.50%
Annual withdrawals at specified date (GMWB)
   Account value                                 $      14,587                      $      10,592
   Net amount at risk (c)                                  899                              1,358
   Weighted average period remaining until
     guaranteed payment                             16.7 years                         16.6 years
Accumulation at specified date (GMAV)
   Account value                                 $         826                      $         961
   Net amount at risk (d)                                    9                                 23
   Weighted average period remaining until
     guaranteed payment                              2.1 years                          3.0 years

(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
(b)Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value if all contract holders annuitized at their respective eligibility date.
(c)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.
(d)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders reached the specified date at the same balance sheet date.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB/GMIB) and policyholder contract deposits (GMWB/GMAV) on the consolidated balance sheets:

                                            GMDB  GMIB GMWB GMAV
                                            ----  ---- ---- ----
                                                (In Millions)
              2012
              ----
              Balance at January 1          $378  $61  $543 $ 63
              Guaranteed benefits incurred    36   (6)  226  (32)
              Guaranteed benefits paid       (63)  (5)   --   --
                                            ----  ---  ---- ----
              Balance at December 31        $351  $50  $769 $ 31
                                            ====  ===  ==== ====
              2011
              ----
              Balance at January 1          $350  $52  $125 $ 49
              Guaranteed benefits incurred   107   13   418   14
              Guaranteed benefits paid       (79)  (4)   --   --
                                            ----  ---  ---- ----
              Balance at December 31        $378  $61  $543 $ 63
                                            ====  ===  ==== ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2012:

    . Data used was 50 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 7.5 percent.

    .  Volatility assumption was 16 percent.

    . Mortality was assumed to be 50.0 percent to 80.0 percent of the 1975-80 SOA Ultimate, 1983a and Ult. M tables.

    . Lapse rates vary by contract type and duration and range from zero to 37 percent.

    .  The discount rate used ranged from 5.5 percent to 10.0 percent.

There is a guaranteed minimum withdrawal benefit rider that is available on certain equity-indexed annuities. The rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected. To date, sales of this rider have been immaterial and no reserves are being held.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                               2012 2011 2010
                                                               ---- ---- ----
                                                               (In Millions)
  Balance as of January 1, net of reinsurance recoverable      $ 48 $ 43 $ 48
  Add: Incurred losses related to:
  Current year                                                   82   90   78
  Prior years                                                    60   71   62
                                                               ---- ---- ----
  Total incurred losses                                         142  161  140
                                                               ---- ---- ----
  Deduct: Paid losses related to:
  Current year                                                   85   91   82
  Prior years                                                    59   65   63
                                                               ---- ---- ----
  Total paid losses                                             144  156  145
                                                               ---- ---- ----
  Balance as of December 31, net of reinsurance recoverable      46   48   43
  Reinsurance recoverable                                         8   14   15
                                                               ---- ---- ----
  Balance as of December 31, gross of reinsurance recoverable  $ 54 $ 62 $ 58
                                                               ==== ==== ====

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2012, 2011 and 2010 were as follows:

                                                                          Percentage
                                            Ceded to   Assumed            of Amount
                                    Gross     Other   From Other   Net     Assumed
                                    Amount  Companies Companies   Amount    to Net
                                   -------- --------- ---------- -------- ----------
                                               (In Millions)
December 31, 2012
Life insurance in force            $793,874 $108,760    $2,728   $687,842    0.40%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,228 $    847    $   21   $  1,402    1.50%
   Accident and health insurance        228       13        (1)       214   -0.47%
                                   -------- --------    ------   --------
Total premiums                     $  2,456 $    860    $   20   $  1,616    1.24%
                                   ======== ========    ======   ========
December 31, 2011
Life insurance in force            $785,904 $117,210    $3,080   $671,774    0.46%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,210 $    846    $   22   $  1,386    1.59%
   Accident and health insurance        246       17        --        229    0.00%
                                   -------- --------    ------   --------
Total premiums                     $  2,456 $    863    $   22   $  1,615    1.36%
                                   ======== ========    ======   ========
December 31, 2010
Life insurance in force            $788,672 $130,808    $3,252   $661,116    0.49%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,202 $    815    $   23   $  1,410    1.63%
   Accident and health insurance        252       27        (3)       222   -1.35%
                                   -------- --------    ------   --------
Total premiums                     $  2,454 $    842    $   20   $  1,632    1.23%
                                   ======== ========    ======   ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $111 million and $54 million at December 31, 2012 and 2011, respectively. Reinsurance recoverable on unpaid losses was approximately $108 million and $155 million at December 31, 2012 and 2011, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $694 million, $579 million and $625 million for the years ended 2012, 2011 and 2010, respectively.

The Company identified an alternative internal funding solution for its XXX/AXXX reserves. This alternative solution involves fully recapturing the coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate, and simultaneously reinsuring this in-force, together with new business (term and universal life), to another affiliate, AGC Life, under a new coinsurance/modified coinsurance agreement. This new agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. Management received approvals of the recapture and reinsurance transactions on behalf of legacy AGL and AGC Life from the Texas and Missouri Departments of Insurance, respectively, in March 2011, with January 1, 2011 effective dates.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement had an effective date of March 1, 2002. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dates on or after March 1, 2002. The agreement was unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement did not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting was applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. This agreement was recaptured for legacy AGL effective
January 1, 2011, as discussed above.

The agreements, between the Company and AIGB and AGC Life, also provide for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $66 million, $59 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreements.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $4 million, $3 million and $5 million, respectively, representing the risk charge associated with the coinsurance agreement.

11. NOTES PAYABLE

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 and November 15, 2026 for Castle 1 Trust and Castle 2 Trust, respectively. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The outstanding principal balances and the unamortized hedge accounting fair value adjustments were as follows:

                                                     December 31, 2012 December 31, 2011
                                                     ----------------  ----------------
                                                     Castle   Castle   Castle   Castle
                                                     1 Trust  2 Trust  1 Trust  2 Trust
                                                     -------  -------  -------  -------
                                                              (In Millions)
Outstanding principal                                  $86     $162     $130     $257
Unamortized hedge accounting fair value adjustments     (3)      (5)      (4)      (7)
                                                       ---     ----     ----     ----
Notes payable, net                                     $83     $157     $126     $250
                                                       ===     ====     ====     ====

The weighted average interest rate on the notes during the twelve months ended December 31, 2012 and 2011 was 6.6 percent and 6.3 percent, respectively for Castle 1 Trust and 6.4 percent and 6.0 percent, respectively for Castle 2 Trust.

The Notes of Castle 1 Trust and Castle 2 Trust are payable to affiliates and third parties as follows:

                                            December 31, 2012 December 31, 2011
                                            ----------------- -----------------
                                            Castle   Castle   Castle   Castle
                                            1 Trust  2 Trust  1 Trust  2 Trust
                                            -------  -------  -------  -------
                                                     (In Millions)
     Notes payable - to affiliates, net       $54     $ 88     $ 79     $122
     Notes payable - to third parties, net     29       69       47      128
                                              ---     ----     ----     ----
     Notes payable, net                       $83     $157     $126     $250
                                              ===     ====     ====     ====

Included within Notes payable - to third parties, net on the consolidated balance sheets are outstanding borrowings taken by the Company from the FHLB as described in Note 12.

12. DEBT

In 2011, the Company became a member of the FHLB of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time.

Company                                Domiciliary State                      FHLB Bank
-------                                -----------------                      ---------
AGL                                    Texas                                  FHLB - Dallas
WNL                                    Texas                                  FHLB - Dallas
AGLA                                   Tennessee                              FHLB - Cincinnati
SALIC                                  Arizona                                FHLB - San Francisco

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, the carrying value of the Company's ownership in the FHLB of Dallas was $54 million and $59 million, respectively, which was reported in partnership and other invested assets. At December 31, 2012, the fair value of collateral pledged to secure advances was $372 million. As of December 31, 2012, the Company had outstanding borrowings of $60 million. There were no advances taken during 2011.

Advances taken by the Company which were outstanding at December 31, 2012 mature at various dates through 2015 and have stated interest rates which range from 0.24 percent to 0.54 percent.

13. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2012, the future minimum lease payments under the operating leases are as follows:

                                       (In Millions)
                           2013             $ 6
                           2014               4
                           2015               3
                           2016               2
                           2017               2
                           Thereafter         1
                                            ---
                           Total            $18
                                            ===

Rent expense was $7 million, $34 million and $39 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases which expire on various dates through 2018. At December 31, 2012, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2012, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                       (In Millions)
                           2013            $119
                           2014              81
                           2015              50
                           2016              23
                           2017               9
                           Thereafter         1
                                           ----
                           Total           $283
                                           ====

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $595 million and $841 million for the periods ended December 31, 2012 and 2011, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $444 million of the total commitments at December 31, 2012 are currently expected to expire by 2013, and the remaining by 2017 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $142 million in commitments relating to mortgage loans at December 31, 2012.

Other Commitments

In the ordinary course of business, the Company is obligated to purchase approximately $23 million of asset-backed securities in future periods at December 31, 2012. The expiration date of this commitment is in 2016.

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 16).

The Company's wholly owned subsidiary, SA Affordable Housing, LLC ("SAAH LLC"), has invested and indirectly acquired low-income housing tax credits pursuant to
Section 42 of the Internal Revenue Code, as amended (the "federal tax credits"). In July 2010, SAAH LLC sold approximately $745 million in federal tax credits to unaffiliated investors through transactions that involved formation of investment limited partnerships in which SAAH LLC is the general partner. At the time of these transactions, SAAH LLC was a wholly owned subsidiary of SALIC, which merged with and into the Company on December 31, 2012 (see Note 1 for description of the merger). In connection with the sales of these federal tax credits, SALIC guaranteed, in favor of the unaffiliated investors, all payment obligations of SAAH LLC in its capacity as the general partner of the investment limited partnerships. Upon SALIC's merger with and into the Company, the Company assumed all of SALIC's obligations under these guarantees. SAAH LLC has retained proceeds from sales of the tax credits in an amount reasonably expected to meet its payment obligations as the general partner. Accordingly, the Company currently believes that any calls on its guarantees would be immaterial.

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2012.

CONTINGENT LIABILITIES

Legal Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company invested a total of $491 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions (October 2000 and June 2004). The Company received back a total amount of $567 million from these

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments. In August 2010, a court-appointed receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. Robb, Evans & Associates LLC ("The Receiver") asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme. As of December 31, 2012, the Company believes it is not likely that contingent liabilities arising from this lawsuit will have a material adverse effect on the on the Company's consolidated financial condition, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $17 million and $26 million for these guaranty fund assessments at December 31, 2012, and 2011, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $7 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

14. TOTAL EQUITY

Capital contributions received by the Company were $265 thousand, $16 million and $6 million in 2012, 2011 and 2010, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income are as follows:

                                                             2012     2011     2010
                                                           -------  -------  -------
                                                                 (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $12,608  $ 9,722  $ 6,541
   Gross unrealized losses                                    (704)  (2,143)  (2,289)
Net unrealized gains on other invested assets                  925      655      570
Adjustments to DAC, VOBA and deferred sales inducements     (1,804)  (1,088)    (703)
Insurance loss recognition                                  (2,048)  (1,712)    (234)
Foreign currency translation adjustments                        12       15       12
Deferred federal and state income tax expense               (3,096)  (1,913)  (1,350)
                                                           -------  -------  -------
   Accumulated other comprehensive income                  $ 5,893  $ 3,536  $ 2,547
                                                           =======  =======  =======

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                                             Unrealized gains
                                             (losses) of fixed                    Adjustment to
                                                 maturity                        deferred policy
                                              investments on                    acquisition costs,
                                             which other-than  Unrealized gains value of business
                                             temporary credit  (losses) on all     acquired and
                                             impairments were   other invested    deferred sales   Insurance loss
                                                   taken            assets         inducements      recognition
                                             ----------------- ---------------- ------------------ --------------
                                                                                     (In Millions)
DECEMBER 31, 2012
Unrealized change arising during period           $1,682           $ 1,787            $(817)          $(1,143)
Less: Reclassification adjustments included
  in net income                                      230            (1,356)            (101)             (807)
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                     1,452             3,143             (716)             (336)
Less: Income tax (expense) benefit                  (545)           (1,015)             257               119
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  907           $ 2,128            $(459)          $  (217)
                                                  ======           =======            =====           =======
DECEMBER 31, 2011
Unrealized change arising during period           $  616           $ 3,082            $(465)          $(1,478)
Less: Reclassification adjustments included
  in net income                                      291                (5)             (80)               --
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                       325             3,087             (385)           (1,478)
Less: Income tax (expense) benefit                  (111)           (1,104)             134               519
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  214           $ 1,983            $(251)          $  (959)
                                                  ======           =======            =====           =======
DECEMBER 31, 2010
Unrealized change arising during period           $1,793           $ 2,737            $(722)          $  (234)
Less: Reclassification adjustments included
  in net income                                      526              (275)            (107)               --
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                     1,267             3,012             (615)             (234)
Less: Income tax (expense) benefit                  (447)           (1,096)             216                81
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  820           $ 1,916            $(399)          $  (153)
                                                  ======           =======            =====           =======





                                             Foreign currency
                                               translation
                                                adjustment     Total
                                             ---------------- -------

DECEMBER 31, 2012
Unrealized change arising during period            $(3)       $ 1,506
Less: Reclassification adjustments included
  in net income                                     --         (2,034)
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                      (3)         3,540
Less: Income tax (expense) benefit                   1         (1,183)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $(2)       $ 2,357
                                                   ===        =======
DECEMBER 31, 2011
Unrealized change arising during period            $ 3        $ 1,758
Less: Reclassification adjustments included
  in net income                                     --            206
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                       3          1,552
Less: Income tax (expense) benefit                  (1)          (563)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $ 2        $   989
                                                   ===        =======
DECEMBER 31, 2010
Unrealized change arising during period            $ 7        $ 3,581
Less: Reclassification adjustments included
  in net income                                     --            144
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                       7          3,437
Less: Income tax (expense) benefit                  (3)        (1,249)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $ 4        $ 2,188
                                                   ===        =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2013 without prior approval of the TDI is $2.4 billion.

In 2012 and 2011, the Company paid dividends totaling $1.9 billion and $1.8 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The TDI has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of AGL at December 31 were as follows:

                                             2012    2011    2010
                                            ------- ------- -------
                                                 (In Millions)
             Statutory net income           $ 3,641 $   924 $   778
             Statutory capital and surplus  $11,514 $15,626 $15,717

15. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                           2012   2011    2010
                                          -----  -----  -------
                                              (In Millions)
                Current                   $  29  $(170) $   (15)
                Deferred                   (651)  (543)  (1,115)
                                          -----  -----  -------
                Total income tax benefit  $(622) $(713) $(1,130)
                                          =====  =====  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. statutory income tax rate is 35 percent for 2012, 2011 and 2010. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                       2012     2011     2010
                                                     -------  -------  -------
                                                           (In Millions)
U.S. federal income tax (benefit) at statutory rate  $   845  $   464  $   721
Adjustments:
   Valuation allowance                                (1,457)  (1,225)  (1,679)
   State income tax                                       (2)      91      (84)
   Dividends received deduction                          (24)     (27)     (14)
   Audit corrections                                      12        1        4
   Prior year corrections                                 (3)      (8)     (21)
   Other credits, taxes and settlements                    7       (9)     (57)
                                                     -------  -------  -------
Total income tax benefit                             $  (622) $  (713) $(1,130)
                                                     =======  =======  =======

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                             2012     2011
                                                                           -------  -------
                                                                             (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers                          $ 3,829  $ 5,213
   Basis differential of investments                                         1,085    1,075
   Policy reserves                                                           1,758    1,767
   Other                                                                       271      185
                                                                           -------  -------
   Total deferred tax assets before valuation allowance                      6,943    8,240
   Valuation allowance                                                      (3,467)  (5,018)
                                                                           -------  -------
   Total deferred tax assets                                                 3,476    3,222
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (2,074)  (1,969)
   Net unrealized gains on debt and equity securities available for sale    (3,081)  (2,429)
   State deferred tax liabilities                                              (21)      (5)
   Capitalized EDP                                                              (6)      (3)
                                                                           -------  -------
   Total deferred tax liabilities                                           (5,182)  (4,406)
                                                                           -------  -------
Net deferred tax liability                                                 $(1,706) $(1,184)
                                                                           =======  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012, the Company had the following net operating losses carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008        $ 2          2023
                       2009         --          2024
                       2010         24          2025
                       2011         10          2026
                       2012         17          2027
                                   ---
                       Total       $53
                                   ===

At December 31, 2012, the Company had the following foreign tax credit carryovers:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2005        $ 1          2015
                       2006          6          2016
                       2007          1          2017
                       2008          2          2018
                       2009          3          2019
                       2010          9          2020
                       2011          7          2021
                       2012          7          2022
                                   ---
                       Total       $36
                                   ===

At December 31, 2012, the Company had the following capital loss carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008      $ 9,947        2013
                       2009          579        2014
                                 -------
                       Total     $10,526
                                 =======

At December 31, 2012, the Company had the following general business credit carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2005       $ 18          2025
                       2006          7          2026
                       2007         90          2027
                       2008         15          2028
                       2009         27          2029
                       2010         38          2030
                       2011          7          2031
                       2012          7          2032
                                  ----
                       Total      $209
                                  ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences;

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2012, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration.

For the year ended December 31, 2012, the Company released $1.6 billion of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $1.5 billion was allocated to net income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may results in a reduction in projected taxable gains and reestablishment of a valuation allowance.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                              December 31,
                                                              ------------
                                                              2012   2011
                                                              ----  -----
                                                              (In Millions)
      Gross unrecognized tax benefits at beginning of period  $65   $ 345
         Increases in tax positions for prior years            20       1
         Decreases in tax positions for prior years            --    (281)
                                                              ---   -----
      Gross unrecognized tax benefits at end of period        $85   $  65
                                                              ===   =====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2012, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, the Company's unrecognized tax benefits, excluding interest and penalties, were $67 million and $58 million, respectively. As of December 31, 2012 and 2011, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $11 million and $18 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2012 and 2011, the Company had accrued $18 million and $3 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2012, 2011 and 2010, the Company recognized an expense of $11 million, $1 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2006. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2012 remain subject to examination by major tax jurisdictions.

16. RELATED-PARTY TRANSACTIONS

Events Related to AIG

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG common stock, and the U.S. Department of the Treasury (the "Department of the Treasury") became AIG's majority shareholder, with approximately 92 percent of outstanding AIG common stock at that time.

The Department of the Treasury, as selling shareholder, sold all of its shares of AIG common stock through six registered public offerings completed in May 2011 and in March, May, August, September and December 2012 (the 2012 offerings collectively referred to as "the 2012 Offerings"). In the 2012 Offerings, the Department of the Treasury sold approximately 1.5 billion shares of AIG common stock for aggregate proceeds of approximately $45.8 billion. AIG purchased approximately 421 million shares of AIG common stock at an average price of $30.86 per share, for an aggregate purchase amount of approximately $13.0 billion, in the first four of the 2012 Offerings. AIG did not purchase any shares in the December 2012 offering. The Department of the Treasury still owns warrants to purchase 2.7 million shares of AIG common stock which expire in 2018.

AIG is currently regulated by the Board of Governors of the Federal Reserve System ("FRB") and subject to its examination, supervision and enforcement authority and reporting requirements as a savings and loan holding company ("SLHC"). In addition, under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), AIG may separately become subject to the examination, enforcement and supervisory authority of the FRB. In October 2012, AIG received a notice that it is under consideration by the Financial Stability Oversight Council created by Dodd-Frank for a proposed determination that it is a systemically important financial institution ("SIFI"). Changes mandated by Dodd-Frank include directing the FRB to promulgate minimum capital requirements for both SLHCs and SIFIs.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The Company paid approximately $198 million, $278 million and $190 million for such services in 2012, 2011 and 2010, respectively. Accounts payable for such services were $172 million and $71 million at December 31, 2012 and 2011, respectively. The Company rents facilities and provides services on an allocated cost basis to various

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $282 million, $151 million and $144 million for such services and rent in 2012, 2011 and 2010, respectively. Accounts receivable for rent and services were $226 million and $47 million at December 31, 2012 and 2011, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $39 million, $36 million and $32 million for the years ended December 31, 2012, 2011 and 2010, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 8 percent, 10 percent and 15 percent of premiums received in 2012, 2011 and 2010, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 14 percent and 16 percent of sales in 2012, 2011 and 2010, respectively.

On February 1, 2004, SAAMCo. entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $3 million, $2 million and $2 million in 2012, 2011 and 2010, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $15 million, $14 million and $13 million in 2012, 2011 and 2010, respectively, and are net of certain administrative costs incurred by VALIC of $4 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly-owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which mature on November 15, 2026. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly-owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust, which is fully consolidated, recognized impairment losses of $4 million, $86 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Castle 2 Trust, which is fully consolidated, recognized impairment losses of $9 million and $87 million for the years ended December 31, 2012 and 2011, respectively. There were no impairments recognized in 2010.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million and $314 thousand on the Note during 2011 and 2010, respectively.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on September 15, 2011. The Company recognized interest income of $22 million and $31 million on the Note during 2011 and 2010, respectively. Upon maturity, the Company reinvested $300 million in a
5.57 percent Senior Promissory Note due September 30, 2014, issued by SAFG, Inc. The Company recognized interest income of $16 million and $5 million on the Note during 2012 and 2011, respectively.

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Capital Maintenance Agreement

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG will maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to Board of Directors and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

Financing Agreements

On July 1, 2011, the Company entered into a short-term financial arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), whereby SAFGRS has the right to borrow up to $100 million from the Company. Principal amounts borrowed under the arrangement may be repaid and re-borrowed, in whole or in part, at any time and from time to time, without penalty. All advances made shall be repaid by SAFGRS in full no later than the stated maturity date of December 31, 2012. There was no outstanding balance under this arrangement at December 31, 2012 or 2011. This short-term financing arrangement expired by its terms on December 31, 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2012 or 2011.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2012 and 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On January 20, 2004 and February 15, 2004, the Company entered into separate short-term financing arrangements with USL, whereby the Company has the right to borrow up to $15 million under each agreement from USL. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2012 and 2011.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with USL, dated February 15, 2004, whereby USL has the right to borrow up to $15 million from the Company. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2012 and 2011.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. Outstanding borrowings bear interest at a fluctuating rate per annum (computed on the basis of a 360-day year and the actual days elapsed) equal to the daily Federal Commercial Paper rate, formally known as the Fed H.15 Financial CP 1 day (yield) (the "Fed H.15") (ticker H15F001Y), as calculated every business day by the Federal Reserve Bank and published by Bloomberg. The interest rate for each Advance shall equal the average daily rate of the Fed H.15 for the period in which the relevant Advance is outstanding. There was no outstanding balance under this agreement at December 31, 2012 or 2011.

On April 10, 2010, the Company amended and restated a short-term financing arrangement with SAFGRS, whereby SAFGRS has the right to borrow up to $520 million from the Company. The principal amount of the note was originally for $950 million. Interest under the note is payable on the outstanding daily unpaid principal amount of each advance from the date the advance is made until payment in full, and accrues on a fluctuating rate per annum (computed on the basis of a 360-day year and the actual days elapsed) equal to three-month USD-LIBOR plus 300 basis points (3.0 percent) for each interest period under the note; provided however, that at any given time, the three-month USD-LIBOR rate shall not be less than 3.5 percent. Interest accrued is payable on January 10, April 10, July 10, and October 10 of each year, commencing on
July 10, 2010 and ending on and including April 10, 2011 (unless the short-term financing arrangement is extended in accordance with its terms). On January 10, 2009, as required under AIG's credit facility agreement with the New York Fed, the Company and SAFGRS executed an affiliate subordination agreement in respect to the amended and restated short-term financing arrangement (the "Subordination Agreement"), pursuant to which the Company agreed to subordinate its rights under the short-term financing arrangement in favor of the New York Fed in limited circumstances. As a result of the complete repayment by AIG of all amounts owing under AIG's revolving credit facility with the New York Fed on January 14, 2011, the Subordination Agreement was terminated by the Company and SAFGRS on February 22, 2011. On April 11, 2011, SAFGRS repaid the amount borrowed under the note of $218 million, and by its terms the note expired. There was no outstanding balance at December 31, 2011.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPS"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

Other

Effective August 1, 2003, the Company and AIGB entered into a Cut-through Agreement pursuant to which insurers, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $405 thousand at December 31, 2012 and $445 thousand at December 31, 2011. The Company believes the probability of loss under this agreement is remote.

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.2 billion and $1.1 billion at December 31, 2012 and 2011, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

17. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

18. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

Ambrose Transactions

On February 6, 2013, the Company acquired certain financial assets from AIG and subsequently entered into a related securitization transaction involving certain affiliates and a third party for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG consisted of a portfolio of structured securities ("Secondary Portfolio 2") with a fair market value of $159 million in exchange for an intraday Demand Note that was subsequently extinguished. The securitization transaction involved the Company's transfer of a portfolio of its high grade corporate securities along with the Secondary Portfolio 2 with a combined carrying value of approximately $2.0 billion to a newly formed special purpose entity, Ambrose 2013-2 ("Ambrose 2"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose 2 in three tranches, (Class A1, B and X), with a fair value of approximately $2.0 billion. The Class X notes ($67 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $159 million Demand Note resulting in a $92 million capital contribution to the Company. Ambrose 2 also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose 2 also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose 2 upon demand. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

Ambrose 2 is a VIE and the Company maintains the power to direct the activities of Ambrose 2 that most significantly impact its economic performance and bears the obligation to absorb losses or receive benefits from Ambrose 2 that could potentially be significant to the VIE. Accordingly, the Company will consolidate this entity. The Class A1 and Class B structured securities issued by Ambrose 2 and held by the Company are eliminated in consolidation. The Class X Notes and the Class A2 Notes issued by Ambrose 2 and held by AIG and a third party, respectively, are classified as notes payable. On a consolidated basis, the Ambrose 2 transaction resulted in an increase in the Company's assets (Secondary Portfolio 2 and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

On April 10, 2013, the Company executed a similar transaction to Ambrose 2 in which it acquired certain financial assets from AIG and subsequently entered into a related securitization transaction involving certain affiliates and a third party for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG consisted of a portfolio of structured securities ("Secondary Portfolio 3") with a fair market value of $179 million in exchange for an intraday Demand Note. that was subsequently extinguished The securitization transaction involved the Company's transfer of a portfolio of its high grade corporate securities along with the Secondary Portfolio 3 with a combined carrying value of approximately $2.1 billion to a newly formed special purpose entity, Ambrose 2013-3 ("Ambrose 3"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose 3 in three tranches, (Class A1, B and X), with a fair value of approximately $2.1 billion. The Class X notes ($58 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $179 million Demand Note resulting in a $121 million capital contribution to the Company. Ambrose 3 also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose 3 also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose 3 upon demand. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

Ambrose 3 is a VIE and the Company maintains the power to direct the activities of Ambrose 3 that most significantly impact its economic performance and bears the obligation to absorb losses or receive benefits from Ambrose 3 that could potentially be significant to the VIE. Accordingly, the Company will consolidate this entity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Class A1 and Class B structured securities issued by Ambrose 3 and held by the Company are eliminated in consolidation. The Class X Notes and the Class A2 Notes issued by Ambrose 3 and held by AIG and a third party, respectively, are classified as notes payable. On a consolidated basis, the Ambrose 3 transaction resulted in an increase in the Company's assets (Secondary Portfolio 3 and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Dividend to AGC Life

The Company paid a $571 million dividend to AGC Life on March 28, 2013.

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 2012 AND 2011

           AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                        AMERICAN HOME ASSURANCE COMPANY

                     STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                               TABLE OF CONTENTS

Independent Auditor's Report.........................................................  2
Statements of Admitted Assets........................................................  3
Statements of Liabilities, Capital and Surplus.......................................  4
Statements of Operations and Changes in Capital and Surplus..........................  5
Statements of Cash Flow..............................................................  6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 20
Note 3 - Investments................................................................. 23
Note 4 - Reserves for Losses and Loss Adjustment Expenses............................ 35
Note 5 - Related Party Transactions.................................................. 41
Note 6 - Reinsurance................................................................. 49
Note 7 - Deposit Accounting Assets and Liabilities................................... 55
Note 8 - Federal and Foreign Income Taxes............................................ 56
Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 64
Note 10 - Capital and Surplus and Dividend Restrictions.............................. 67
Note 11 - Contingencies.............................................................. 69
Note 12 - Other Significant Matters.................................................. 77
Note 13 - Subsequent Events.......................................................... 81

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of American Home Assurance Company:

We have audited the accompanying statutory financial statements of American Home Assurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years ended December 31, 2012.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

OTHER MATTER

As discussed in Notes 1, 4 and 5 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

PRICEWATERHOUSECOOPERS LLP
April 26, 2013
New York, New York

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                            (DOLLARS IN THOUSANDS)

AS OF DECEMBER 31,                                                                              2012             2011
------------------                                                                           -----------      -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2012 - $18,325,355; 2011 - $18,504,022)   $17,011,221      $17,761,724
   Common stocks, at fair value adjusted for nonadmitted assets
     (cost: 2012 - $61,305; 2011 - $63,353)                                                       83,185           84,263
   Other invested assets (cost: 2012 - $1,221,922; 2011 - $1,196,504)                          1,483,452        1,440,576
   Mortgage loans                                                                                 60,167               --
   Derivatives                                                                                     2,188            1,690
   Short-term investments, at amortized cost (approximates fair value)                         1,075,189          377,947
   Cash and cash equivalents                                                                      59,125           68,584
   Receivable for securities sold and other                                                          513              491
                                                                                             -----------      -----------
       TOTAL CASH AND INVESTED ASSETS                                                         19,775,040       19,735,275
                                                                                             -----------      -----------
Investment income due and accrued                                                                181,068          185,393
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                              839,516          456,491
   Premiums and installments booked but deferred and not yet due                                 287,646          343,368
   Accrued retrospective premiums                                                              1,118,007        1,378,023
Amounts billed and receivable from high deductible policies                                       57,578           38,303
Reinsurance recoverable on loss payments                                                         444,027          399,486
Funds held by or deposited with reinsurers                                                        75,742           71,893
Net deferred tax assets                                                                          783,175          691,892
Equities in underwriting pools and associations                                                  255,640          266,934
Receivables from parent, subsidiaries and affiliates                                             203,974           13,330
Other admitted assets                                                                            280,887          320,924
                                                                                             -----------      -----------
       TOTAL ADMITTED ASSETS                                                                 $24,302,300      $23,901,312
                                                                                             ===========      ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                (DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                       2012        2011
------------------                                                    ----------- -----------
                            Liabilities

Reserves for losses and loss adjustment expenses                      $12,300,489 $12,466,514
Unearned premium reserves                                               2,654,419   2,843,572
Commissions, premium taxes, and other expenses payable                    273,150     314,677
Reinsurance payable on paid loss and loss adjustment expenses             282,684      83,381
Current federal taxes payable to parent                                     4,311      23,930
Funds held by company under reinsurance treaties                        1,232,398   1,196,004
Provision for reinsurance                                                  49,111      78,525
Ceded reinsurance premiums payable, net of ceding commissions             510,362     350,769
Deposit accounting liabilities                                             86,648      97,625
Deposit accounting liabilities - funds held                                17,981       4,848
Collateral deposit liability                                              376,977     299,956
Payable for securities purchased                                              489           3
Payable to parent, subsidiaries and affiliates                            111,709      85,155
Other liabilities                                                         397,229     389,050
                                                                      ----------- -----------
   TOTAL LIABILITIES                                                   18,297,957  18,234,009
                                                                      =========== ===========
                        Capital and Surplus

Common capital stock, $11.51 par value, 1,758,158 shares authorized,
1,695,054 shares issued and outstanding                                    19,504      19,504
Capital in excess of par value                                          4,048,510   4,689,192
Unassigned surplus                                                      1,935,124     507,717
Special surplus tax - SSAP 10R                                                 --     450,661
Special surplus funds from retroactive reinsurance                          1,205         229
                                                                      ----------- -----------
   TOTAL CAPITAL AND SURPLUS                                            6,004,343   5,667,303
                                                                      ----------- -----------
   TOTAL LIABILITIES, CAPITAL AND SURPLUS                             $24,302,300 $23,901,312
                                                                      =========== ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                   2012         2011         2010
--------------------------------                                                ----------  -----------  -----------
                                      Statement of Operations

Underwriting income:
   Premiums earned                                                              $5,357,689  $ 5,682,158  $ 5,648,764
                                                                                ----------  -----------  -----------
Underwriting deductions:
   Losses incurred                                                               3,633,608    3,932,805    5,066,245
   Loss adjustment expenses incurred                                               625,094      611,264      912,853
   Other underwriting expenses incurred                                          1,765,943    1,668,713    1,674,370
                                                                                ----------  -----------  -----------
Total underwriting deductions                                                    6,024,645    6,212,782    7,653,468
                                                                                ----------  -----------  -----------
Loss portfolio transfer
   Premiums from affiliated loss portfolio transfer (Note 4)                       (40,241)  (1,933,829)          --
   Losses recognized from affiliated loss portfolio transfer (Note 4)               40,241    1,933,829           --
                                                                                ----------  -----------  -----------
Total loss portfolio transfer                                                           --           --           --
                                                                                ----------  -----------  -----------
Net underwriting loss                                                             (666,956)    (530,624)  (2,004,704)
                                                                                ----------  -----------  -----------
Investment gain:
   Net investment income earned                                                    911,306      800,175      769,130
   Net realized capital gains (net of capital gains tax: 2012 - $48,295;
     2011 - $90,032; 2010 - $169,323)                                               56,339      166,901      294,941
                                                                                ----------  -----------  -----------
Net investment gain                                                                967,645      967,076    1,064,071
                                                                                ----------  -----------  -----------
Net loss from agents' or premium balances charged-off                              (57,047)     (16,296)     (30,549)
Other income (expense)                                                              10,700      (29,775)      52,746
                                                                                ----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES            254,342      390,381     (918,436)
Federal and foreign income tax benefit                                             (31,163)    (104,195)    (141,920)
                                                                                ----------  -----------  -----------
   NET INCOME (LOSS)                                                            $  285,505  $   494,576  $  (776,516)
                                                                                ==========  ===========  ===========
                                  Changes in Capital and Surplus

Capital and surplus, as of December 31, previous year                           $5,667,303  $ 6,673,099  $ 5,872,354
                                                                                ----------  -----------  -----------
   Adjustment to beginning surplus (Note 2)                                        (29,278)      26,048      (28,355)
Capital and surplus, as of January 1,                                            5,638,025    6,699,147    5,843,999
   Other changes in capital and surplus:
       Net income (loss)                                                           285,505      494,576     (776,516)
       Change in net unrealized capital (losses) gains (net of capital gains tax expense (benefit): 2012 - $21,950; 2011 - $(3,008);
         2010 - $(110,099))                                                        (40,778)      44,397     (161,330)
       Change in net deferred income tax                                           (22,439)     659,647     (396,374)
       Change in non-admitted assets                                               208,727     (926,257)     513,237
       Change in provision for reinsurance                                          29,414       20,918      (10,819)
       Capital contribution                                                       (645,750)      67,381    1,947,275
       Quasi-reorganization                                                      1,000,000           --           --
       Return of capital                                                                --   (1,414,078)          --
       Change in par value of common stock                                              --       (5,922)          --
       Dividends to stockholder                                                   (522,716)    (137,458)    (301,343)
       Foreign exchange translation                                                 74,961      (21,541)      25,470
       Change in SSAP 10R                                                               --      189,739      (11,994)
       Other surplus adjustments                                                      (606)      (3,246)       1,494
   Total changes in capital and surplus                                            366,318   (1,031,844)     829,100
                                                                                ----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                         $6,004,343  $ 5,667,303  $ 6,673,099
                                                                                ==========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                2012         2011        2010
--------------------------------                                             ----------  -----------  ----------
                                       Cash from Operations

Premiums collected, net of reinsurance                                       $5,313,202  $ 5,378,755  $5,414,448
Net investment income                                                           809,251      779,881     851,466
Miscellaneous (expense) income                                                   (6,214)     (86,211)     16,466
                                                                             ----------  -----------  ----------
   SUB-TOTAL                                                                  6,116,239    6,072,425   6,282,380
Benefit and loss related payments                                             3,593,294    3,912,580   4,340,008
Payment to affiliate for loss portfolio transfer                                     --      783,818          --
Commission and other expense paid                                             2,502,676    2,363,413   2,416,351
Federal and foreign income taxes paid (recovered)                                 1,012       28,206    (370,410)
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) OPERATIONS                                   19,257   (1,015,592)   (103,569)
                                                                             ----------  -----------  ----------
                                       Cash from Investments

Proceeds from investments sold, matured, or repaid:
   Bonds                                                                      4,505,552    4,992,080   5,421,569
   Stocks                                                                         2,833      545,819   1,385,481
   Mortgage loans                                                                   149           --          --
   Other                                                                        243,676      392,513     130,972
                                                                             ----------  -----------  ----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                   4,752,210    5,930,412   6,938,022
                                                                             ----------  -----------  ----------
Cost of investments acquired:
   Bonds                                                                      3,659,690    7,448,761   4,509,137
   Stocks                                                                         2,736        9,769     622,754
   Mortgage loans                                                                59,296           --          --
   Other                                                                        278,203      250,178     240,465
                                                                             ----------  -----------  ----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                         3,999,925    7,708,708   5,372,356
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                        752,285   (1,778,296)  1,565,666
                                                                             ----------  -----------  ----------
                           Cash from Financing and Miscellaneous Sources

Capital contributions                                                           300,000    1,942,747          --
Return of capital                                                                    --   (1,414,078)         --
Change in par value of common stock                                                  --       (5,922)         --
Dividends to stockholder                                                       (455,589)    (110,000)   (301,343)
Intercompany receivable and payable, net                                       (164,090)     (77,372)    169,364
Net deposit on deposit-type contracts and other insurance                        (1,683)      (1,723)     13,312
Equities in underwriting pools and associations                                  54,713      356,715       6,643
Collateral deposit liability                                                     77,021      (40,411)    (13,384)
Other                                                                           105,869      (30,447)   (103,508)
                                                                             ----------  -----------  ----------
   NET CASH (USED IN) PROVIDED FROM FINANCING AND MISCELLANEOUS ACTIVITIES      (83,759)     619,509    (228,916)
                                                                             ----------  -----------  ----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                687,783   (2,174,379)  1,233,181
Cash and short-term investments:
   Beginning of year                                                            446,531    2,620,910   1,387,729
                                                                             ----------  -----------  ----------
   END OF YEAR                                                               $1,134,314  $   446,531  $2,620,910
                                                                             ==========  ===========  ==========

See Note 12E for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc., a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial and consumer lines both domestically and abroad. These operations were branded under the Chartis name in 2009 and rebranded as AIG Property Casualty in the third quarter of 2012. On April 1, 2013, Chartis, U.S., Inc. and Chartis Inc. were renamed as AIG Property Casualty U.S., Inc. and AIG PC, respectively.

   AIG PC conducts the general insurance operations of AIG. AIG PC presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   The Company writes substantially all lines of property and casualty insurance. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2012, 19.4 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 90.6 percent of the Company's direct premiums written were foreign sourced, with 85.7 percent from the Japan branch. U.S. resident business accounted for 9.4 percent of the Company's direct writings. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to an Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                    Pool
                                                                         NAIC   Participation   State of
Company                                                                 Co Code  Percentage     Domicile
-------                                                                 ------- ------------- ------------
(1) National Union Fire Ins. Co. of Pittsburgn, Pa. (National Union) *   19445       38%      Pennsylvania
(2) American Home                                                        19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)                        19410       11%        New York
(4) Chartis Property Casualty Company (CPCC)                             19402        5%      Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                      23841        5%      Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)            19429        5%      Pennsylvania
(7) Chartis Casualty Company (CCC)                                       40258        0%      Pennsylvania
(8) Granite State Insurance Company (Granite)                            23809        0%      Pennsylvania
(9) Illinois National Insurance Co. (Illinois National)                  23817        0%        Illinois

*  Lead Company

   The accompanying financial statements include the Company's U.S. operation, the operations of its Japan branch, and its participation in the Chartis Overseas Association (the Association or COA), as described in Note 5. The 2012 balances include the Company's operations of its Argentina branch. Effective July 1, 2012, the Articles of Association of COA were amended to provide that the business of American Home's Argentina Branch will no longer be directed to COA, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool. The branch had total admitted assets and liabilities of $30,200 and $26,200, respectively, at the date of the transfer.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The prior year amounts within the Statements of Admitted Assets and the Statements of Liabilities, Capital and Surplus have been adjusted to reflect the merger of Landmark Insurance Company (Landmark) into National Union and subsequent retrocession to Lexington Insurance Company (Lexington) as if these transactions had occurred as of January 1, 2011. Asset and liability accounts acquired by National Union as a result of the merger that are subject to pooling under the Admitted Pooling Agreement have been allocated to the Company in accordance with its pooling participation percentage. Refer to Note 5 for additional information pertaining to the Association.

   The Company has significant transactions with AIG and its affiliates. Refer to Note 5 for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The Company's financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP).

   NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of: (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; that are not permitted under NAIC SAP; and, (2) allowing certain offsets to the provision for reinsurance in accordance with NY SAP Regulation 20 that are not permitted under NAIC SAP.

   With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has also discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   In the first quarter of 2012 the Company received a permitted practice to effect a quasi-reorganization that was accounted for as described in NAIC Statement of Statutory Accounting Principles (SSAP) No. 72, Surplus and Quasi-reorganizations (SSAP 72) (Refer to Note 10 for more information). The quasi-reorganization did not impact the Company's total surplus. The Company did not request or receive any permitted accounting practices for 2011 and 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

DECEMBER 31,                                            2012        2011        2010
------------                                         ----------  ----------  ----------
Net income (loss), NY SAP                            $  285,505  $  494,576  $ (776,516)
State prescribed practices - addition (deduction):
   Non-tabular discounting                              (70,542)     60,114     (27,631)
                                                     ----------  ----------  ----------
NET INCOME (LOSS), NAIC SAP                          $  214,963  $  554,690  $ (804,147)
                                                     ==========  ==========  ==========
STATUTORY SURPLUS, NY SAP                            $6,004,343  $5,667,303  $6,673,099
State prescribed or permitted practices - (charge):
   Non-tabular discounting                             (455,052)   (384,510)   (444,624)
   Credits for reinsurance                             (118,047)    (94,824)   (172,413)
                                                     ----------  ----------  ----------
STATUTORY SURPLUS, NAIC SAP                          $5,431,244  $5,187,969  $6,056,062
                                                     ==========  ==========  ==========

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2012, 2011 and 2010 reporting periods.

   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that are incremental, directly related and essential to the successful acquisition of new or existing insurance contracts, as well as costs allowed by assuming reinsurers related to premiums ceded, are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance do not exist in GAAP;

    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is generally included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are generally consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance recoverable asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. This includes securities where management elects to, where it was not otherwise required to, report under fair

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       value (referred to as fair value option securities). The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income. Securities that are designated as held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer between the parties, as defined, are treated as deposit accounting liabilities;

    g. Retroactive insurance and reinsurance contracts recorded require the deferral and amortization of gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations and Changes in Capital and Surplus immediately;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the financial statements. The provision for deferred income taxes can be reported in both income and comprehensive income;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. the settlement remains the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in income. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow differs in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. All costs related to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are charged directly to surplus;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/ (depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Retroactive insurance and reinsurance contracts gains and losses are recognized in earnings and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. The admissibility of deferred tax assets is limited;

    i. Structured settlement annuities where the claimant is the payee are treated as completed transactions (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

    l. Statutory statement of cash flows present changes in cash and short term investments and certain sources of cash are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates, which include those used for loss and LAE reserves, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Cash and Cash Equivalents: Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both: (a) readily convertible to known amounts of cash; and
       (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As required by the NAIC SAP, any negative cash balance is presented within the Statements of Admitted Assets.

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office). The Company's strategy is to maximize its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments.

    . Bonds: Bonds (other than Loan Backed and Structured Securities i.e. "Bonds") with an NAIC designation of 1 and 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. If approved bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can be carried at a value greater than zero.

       Initial NAIC designations are determined by comparing the amortized cost of the security to the appropriate range of values either predetermined by the NAIC or provided through the NAIC's third party modelers. Initial NAIC designations of 1 and 2 are carried at amortized cost. Initial NAIC designations of 3 thru 6 are carried at the lower of amortized cost or fair value. A final NAIC designation is determined by comparing the carrying value of the security to the same range of provided values. Modeled securities, agency securities, credit tenant loans, equipment trust certificates, corporate-like securities rated by the NAIC Capital Markets and Investment Analysis Office, interest only securities, and those securities with original NAIC designations of 1, 5*, 6, or 6* are excluded from the multi-step process.

       Loan-backed and structured securities are carried at amortized cost. As of December 31, 2012 and 2011, the fair value of the Company's loan-backed and structured securities approximated $4,753,790 and $3,936,226, respectively. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its loan-backed and structured securities. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2, which have characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All below investment grade, NAIC 3 to 6, preferred stocks are carried at the lower of amortized cost or fair value.

       Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

    . Other Invested Assets: Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Partnership and joint venture investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in partnerships and joint ventures that are determined to have an other-than-temporary impairment (OTTI) in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized capital loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

    . Mortgage Loans: Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

    . Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

    . Net Investment Gains: Net investment gains consist of net investment income earned and realized capital gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Dividends received from subsidiaries are recorded as dividend income within net investment income on the date of declaration. Realized capital gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any recorded amounts over 90 days past due are non-admitted assets of the Company. As of December 31, 2012 and 2011, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, partnerships, joint ventures, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   Other Than Temporary Impairment:

   Management regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI and the amount of any loss recognition requires judgment and a continual review of the investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP No. 26, Bonds, Excluding Loan Backed and Structured Securities, SSAP No. 43, Revised, Loan-backed and Structured Securities, SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and Interpretation 06-07 Definition of phrase "Other Than Temporary".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses).

   In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

       . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

       . The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

       .  There are other factors precluding a full recovery of the investment.

   Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed. Factors include:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


       .  The Company may not realize a full recovery on their investment;

       .  Fundamental credit issues of the issuer exist;

       . An intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership exists;

       . Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

       . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2012 and 2011, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,118,007 and $1,378,023, respectively, net of non-admitted premium balances of $38,071 and $58,213, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


For the years ended December 31,                                  2012      2011      2010
--------------------------------                                --------  --------  --------
Net written premiums subject to retrospectively rated premiums  $154,505  $350,717  $522,917
Percentage of total net written premiums                             3.0%      6.6%     10.1%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation (refer to Note 2A within these financial statements).

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year or, five year terms) or an indefinite period. For defined reporting periods, premiums are earned over the term. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the Statements of Liabilities, Capital and Surplus. Gains or losses are recognized in the Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analyses do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP No. 62
   - Revised, Property and Casualty Reinsurance (SSAP 62R), the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by NY DFS, or, ii) the collateral (i.e., funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to Other Income (expense) in the Statements of Operations and Changes in Capital and Surplus.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2012 and 2011, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $4,156,910 and $3,698,960, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for all paid loss recoverables where no collateral is held. As of December 31, 2012 and 2011, the net amount billed and recoverable on paid claims was $81,137 and $63,117, respectively, of which $23,559 and $25,005, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association (see Note
   5) by: (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
   (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses are charged to income at the time associated premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The Company discounts its loss reserves on workers' compensation claims as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis loss reserves are discounted. Tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's tabular discount amounted to $211,531 and $202,786, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. Only case basis loss reserves are discounted. Non-tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's non-tabular discount amounted to $455,052 and $384,510, respectively, all of which were applied against the Company's case reserves. As of December 31, 2012 and 2011, the discounted reserves for losses (net of reinsurance) were $1,674,185 and $1,704,799, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by the stated par value per share. Capital in excess of par value represents the value received by the Company in excess of the stated par value per share and subsequent capital contributions in cash or in kind from its shareholder.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2012 and 2011, depreciation and amortization expense amounted to $9,136 and $14,394, and accumulated depreciation as of December 31, 2012 and 2011 amounted to $163,036 and $153,908, respectively.

   Reclassifications: Certain balances contained in the 2011 and 2010 financial statements have been reclassified to conform to the current year's presentation.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGE IN ACCOUNTING PRINCIPLES

   In 2012, the Company adopted changes in accounting principle impacting the following areas:

   Income Taxes:

   Effective January 1, 2012, the Company adopted SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes. The adoption of SSAP 101 did not impact the Company's surplus. Refer to Note 8 for additional information.

   Premium Deficiency Calculation:

   For short-duration insurance contracts, starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it includes in the recoverability analysis the fact that there is a timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retrospective application to all periods presented. Because the Company historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

   In 2011, the Company adopted a change in accounting principle affecting the following area:

   Guaranty Fund and Other Assessments:

   The Company adopted SSAP 35 - Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions are met:

       1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;
       2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and
       3. The amount of the assessment can be reasonably estimated.

   For premium based assessments, the amount to be accrued is based on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset (refer to Note 12). The adoption of SSAP 35R did not impact the Company's surplus.

B. OTHER ADJUSTMENTS TO SURPLUS

   The Company has dedicated significant effort to the resolution of deficiencies in internal controls. As a result of these remediation efforts, management concluded that subsequently identified adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2011, 2010 and 2009 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3, Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2012, 2011 and 2010. The impact of these adjustments on policyholder surplus as of January 1, 2012, 2011 and 2010 is as follows:

   2012 ADJUSTMENTS:

                                                                                 TOTAL
                                                                POLICYHOLDERS   ADMITTED      TOTAL
                                                                   SURPLUS       ASSETS    LIABILITIES
                                                                ------------- -----------  -----------
BALANCE AT DECEMBER 31, 2011                                     $5,667,303   $23,901,312  $18,234,009
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $5,068 of deemed capital
     contribution)                                                    4,232         4,232           --
   Liability corrections                                            (26,436)           --       26,436
   Income tax corrections                                            (7,074)       (7,074)          --
                                                                 ----------   -----------  -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (29,278)       (2,842)      26,436
                                                                 ----------   -----------  -----------
BALANCE AT JANUARY 1, 2012, AS ADJUSTED                          $5,638,025   $23,898,470  $18,260,445
                                                                 ==========   ===========  ===========

   The composition for each of the net correcting adjustments to opening January 1, 2012 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) deemed dividend resulting from the forgiveness of a loan to an affiliate; (b) miscellaneous reconciling items relating to other assets and deposit programs; partially offset by
   (c) overstated allowance adjustment; (d) accrued recoverables related to self insured retention programs.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) IBNR statutory to GAAP differences;
   (b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by (c) taxes, licenses and fees reserve for residual market plans and, (d) deposit program liabilities.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) current and deferred tax assets and liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2011 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2010                                     $6,673,099    $26,416,595   $19,743,496
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $897 of deemed capital
     contribution)                                                   47,679         47,679            --
   Liability corrections                                            (23,911)            --        23,911
   Income tax corrections                                             2,280          2,280            --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            26,048         49,959        23,911
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                          $6,699,147    $26,466,554   $19,767,407
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2011 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; (b) intangible asset; and, (c) miscellaneous reserves; partially offset by: (d) a miscellaneous non-admitted asset;
   (e) non-admitted assets related to retrospective premium and high deductible recoverables; and, (f) other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and,
   (b) paid losses and loss reserves; partially offset by: (c) reserve adjustments; and, (d) other miscellaneous adjustments.

   Income tax corrections - The increase in taxes is primarily the result of corrections for: (a) the current tax assets and tax liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

   2010 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2009                                     $5,872,354    $25,002,928   $19,130,574
Adjustments to beginning Capital and Surplus
   Asset corrections                                                  2,147          2,147            --
   Liability corrections                                            (23,800)            --        23,800
   Income tax corrections                                            (6,702)        (6,702)           --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (28,355)        (4,555)       23,800
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                          $5,843,999    $24,998,373   $19,154,374
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2010 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; partially offset by, (b) a decrease in miscellaneous accounts receivable; and, (c)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in loss reserves related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) deposit liability balances; and, (d) other small miscellaneous adjustments.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) deferred tax substantiation; and, (b) the tax effect of the corresponding change in asset and liability corrections.

NOTE 3 - INVESTMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and fair values of the Company's financial instruments as of December 31, 2012 and 2011.

                                                                2012                    2011
                                                       ----------------------- -----------------------
                                                        CARRYING                CARRYING
                                                         VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                       ----------- ----------- ----------- -----------
Assets:
   Bonds                                               $17,011,221 $18,325,355 $17,761,724 $18,504,022
   Common stocks                                            83,185      86,075      84,263      84,263
   Mortgage loans                                           60,167      89,901          --          --
   Derivatives asset                                         2,188       2,188       1,690       1,690
   Other invested assets                                 1,483,452   1,483,452   1,440,576   1,440,576
   Cash, cash equivalents and short-term investments     1,134,314   1,134,314     446,531     446,531
   Receivable for securities and other                         513         513         491         491
   Equities and deposits in pools & associations           255,640     255,640     266,934     266,934
Liabilities:
   Collateral deposit liability                        $   376,977 $   376,977 $   299,956 $   299,956
   Payable for securities                                      489         489      64,083      64,083

The methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office.

    . The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

The reconciliation from carrying values to fair values of the Company's bond investments as of December 31, 2012 and 2011 are outlined in the table below:

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2012:
   U.S. governments                                    $   543,363 $   38,425  $     97  $   581,691
   All other governments                                   724,664     43,067       254      767,477
   States, territories and possessions                   1,578,734    142,999        --    1,721,733
   Political subdivisions of states, territories and
     possessions                                         2,037,287    169,859        --    2,207,146
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        4,811,431    382,236     3,057    5,190,610
   Industrial and miscellaneous                          7,315,742    554,748    13,792    7,856,698
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2012                $17,011,221 $1,331,334  $ 17,200  $18,325,355
                                                       =========== ==========  ========  ===========

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments                                    $ 1,202,854 $   51,880  $     30  $ 1,254,704
   All other governments                                   866,122     34,145     3,898      896,369
   States, territories and possessions                   1,773,975    155,847        --    1,929,822
   Political subdivisions of states, territories and
     possessions                                         2,172,432    156,627       352    2,328,707
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        5,430,054    343,906    10,153    5,763,807
   Public utilities                                             --         --        --           --
   Industrial and miscellaneous                          6,316,287    169,838   155,512    6,330,613
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2011                $17,761,724 $  912,243  $169,945  $18,504,022
                                                       =========== ==========  ========  ===========

--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2012 and 2011, the carrying value of those bonds amounted to $635,529 and $318,273, respectively.

At December 31, 2012 and 2011 the Company held hybrid securities with fair values of 56,298 and $53,235, respectively, and carrying values of $52,546 and $52,281, respectively. The securities are included in the Industrial and Miscellaneous category.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The carrying values and fair values of bonds at December 31, 2012, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 CARRYING
                                                  VALUE*    FAIR VALUE
                                                ----------- -----------
        Due in one year or less                 $   406,314 $   411,736
        Due after one year through five years     3,531,530   3,709,656
        Due after five years through ten years    4,235,975   4,621,970
        Due after ten years                       4,466,212   4,828,203
        Structured securities                     4,371,190   4,753,790
                                                ----------- -----------
           TOTAL BONDS                          $17,011,221 $18,325,355
                                                =========== ===========

Proceeds from sales and associated gross realized capital gains and gross realized capital losses for each of the three years ended December 31, 2012 were as follows:

FOR THE YEARS ENDED DECEMBER 31          2012                  2011                  2010
-------------------------------  --------------------- --------------------- ---------------------
                                              EQUITY                EQUITY                EQUITY
                                   BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
                                 ---------- ---------- ---------- ---------- ---------- ----------
    Proceeds from sale           $3,047,963   $2,830   $3,979,210  $104,040  $4,652,824 $1,078,800
    Gross realized gains            133,853       21      168,725    14,425      99,350    536,459
    Gross realized losses             6,685       86        9,904       363      28,656     15,017

The reconciliation from cost or amortized cost to fair value and carrying value of the Company's common stocks as of December 31, 2012 and 2011 are set forth in the table below:

                                       DECEMBER 31, 2012
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,741     $5,452   $57,081    $2,890    $54,191
 Non-affiliated    20,513     8,751        270    28,994        --     28,994
                  -------   -------     ------   -------    ------    -------
    TOTAL         $61,305   $30,492     $5,722   $86,075    $2,890    $83,185
                  =======   =======     ======   =======    ======    =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                       DECEMBER 31, 2011
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,832     $5,602   $57,022     $--      $57,022
 Non-affiliated    22,561     6,312      1,632    27,241      --       27,241
                  -------   -------     ------   -------     ---      -------
 TOTAL            $63,353   $28,144     $7,234   $84,263     $--      $84,263
                  =======   =======     ======   =======     ===      =======

The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2012 and 2011 is set forth in the table below:

                                                               LESS THAN 12 MONTHS 12 MONTHS OR LONGER        TOTAL
                                                               ------------------- ------------------- -------------------
                                                                FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR   UNREALIZED
DESCRIPTION OF SECURITIES                                       VALUE     LOSSES    VALUE     LOSSES    VALUE     LOSSES
-------------------------                                      -------- ---------- -------- ---------- -------- ----------
As of December 31, 2012:
U.S. governments                                               $ 12,507   $   97   $     --  $    --   $ 12,507  $    97
All other governments                                            24,027      223     16,325       31     40,352      254
States, territories and possessions                                  --       --         --       --         --       --
Political subdivisions of states, territories and possessions        --       --         --       --         --       --
Special revenue                                                  28,756       32     24,748    3,025     53,504    3,057
Industrial and miscellaneous                                    418,427    7,600    273,226    6,192    691,653   13,792
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS                                                     483,717    7,952    314,299    9,248    798,016   17,200
                                                               --------   ------   --------  -------   --------  -------
Affiliated                                                          330       79     20,814    5,373     21,144    5,452
Non-affiliated                                                        3      270         --       --          3      270
                                                               --------   ------   --------  -------   --------  -------
Total common stocks                                                 333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL STOCKS                                                        333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS AND STOCKS                                         $484,050   $8,301   $335,113  $14,621   $819,163  $22,922
                                                               ========   ======   ========  =======   ========  =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                               --------------------- ------------------- ---------------------
                                                                 FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                        VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                                      ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2011:
U.S. governments                                               $  101,528  $     30  $     --  $    --   $  101,528  $     30
All other governments                                             125,873     2,625    16,280    1,273      142,153     3,898
States, territories and possessions                                    --        --        --       --           --        --
Political subdivisions of states, territories and possessions      25,592       352        --       --       25,592       352
Special revenue                                                   295,154       427    53,323    9,726      348,477    10,153
Industrial and miscellaneous                                    2,107,765   120,975   274,131   34,537    2,381,896   155,512
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS                                                     2,655,912   124,409   343,734   45,536    2,999,646   169,945
                                                               ----------  --------  --------  -------   ----------  --------
Affiliated                                                             --        --    20,584    5,602       20,584     5,602
Non-affiliated                                                      4,075     1,328        --      304        4,075     1,632
                                                               ----------  --------  --------  -------   ----------  --------
Total common stocks                                                 4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL STOCKS                                                        4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS AND STOCKS                                         $2,659,987  $125,737  $364,318  $51,442   $3,024,305  $177,179
                                                               ==========  ========  ========  =======   ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $30,273, $61,446 and $49,894 in 2012, 2011 and 2010, respectively and reported write-downs on its common stock investments due to OTTI in fair value of $896, $0 and $33,261 during 2012, 2011 and 2010, respectively.

Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gain ( Losses) as a realized capital loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

         FOR THE YEARS ENDED DECEMBER 31,        2012   2011    2010
         --------------------------------       ------ ------- -------
         Steel Partners Holdings L.P.           $4,569 $    -- $    --
         General Atlantic Mauritius Limited      2,276      --      --
         Hunter Global Investors LP              1,578      --      --
         General Atlantic Partners 82, L.P.         --   4,427      --
         General Atlantic Partners 80, L.P.         --   4,306      --
         TH Lee Putnam Ventures, L.P.               --   4,079      --
         Sprout IX LP                               --   1,988      --
         Advanced Technology Ventures VI, L.P.      --   1,894      --
         General Atlantic Partners 74, L.P.         --      --  14,793
         NEF Kamchia Co-Investment Fund, L.P.       --      --  12,803
         General Atlantic Partners 70, L.P.         --      --  11,535
         Prides Capital Fund I LP                   --      --  10,778
         RH Fund 1, L.P.                            --      --   6,940
         General Atlantic Partners 77, L.P.         --      --   6,326
         Items less than $1.0 million               --     750      --
                                                ------ ------- -------
         TOTAL                                  $8,423 $17,444 $63,175
                                                ====== ======= =======

Securities carried at book adjusted values of $1,366,538 and $1,316,565 were deposited with regulatory authorities as required by law as of December 31, 2012 and 2011, respectively.

During 2012, 2011 and 2010, investment expenses of $29,000, $27,606 and $17,034, respectively and interest expense of $27, $4 and $348, respectively were included in Net Investment Income Earned.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP No. 100, Fair Value Measurements (SSAP 100) as of
December 31, 2012 and 2011:

                                        DECEMBER 31, 2012
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $75,286 $55,092 $130,378
               Common stocks      28,994      --      --   28,994
               Derivatives            --   1,038      --    1,038
                                 ------- ------- ------- --------
               Total             $28,994 $76,324 $55,092 $160,410
                                 ======= ======= ======= ========

                                        DECEMBER 31, 2011
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $80,765 $81,990 $162,755
               Common stocks      27,241      --      --   27,241
               Derivative asset       --   1,690      --    1,690
                                 ------- ------- ------- --------
               Total             $27,241 $82,455 $81,990 $191,686
                                 ======= ======= ======= ========

The following table presents changes during 2012 and 2011 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2012 and 2011 related to the Level 3 financial instruments that remained in the Statements of Admitted Assets at December 31, 2012 and 2011.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2012
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         -------     ------   --------             --                -------              -------           -------
Total    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         =======     ======   ========             ==                =======              =======           =======

                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2011
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ------     -------   -------           ------              -------              -------           -------
Total     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ======     =======   =======           ======              =======              =======           =======

Mortgage loans:

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. The maximum and minimum lending rates of interest received for new and commercial loans were 4.63 percent during 2012. None of the Company's mortgage loans had interest rates that had been reduced during 2012. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 66 percent as of December 31, 2012. There were no mortgage loan investments with interest more than 180 days past due as of December 31, 2012. No amounts for taxes or assessments have been advanced.

Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans, including loans that are delinquent more than 90 days, is generally recognized on a cash basis. There are no impaired mortgage investments at December 31, 2012 for which there is a related allowance for credit losses in accordance with SSAP No. 37, Mortgage Loans, or SSAP No. 83, Mezzanine Real Estate Loans.

For commercial mortgage loans in particular, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. For other loans, the impairment may be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the loan's observable market price, where available. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions.

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to their initial transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following tables present information about other invested assets carried at fair value on a non-recurring basis and indicate the level of the fair value measurement per SSAP 100 as of December 31, 2012 and 2011.

                             DECEMBER 31, 2012
                       ------------------------------
                       Level 1 Level 2 Level 3 Total
Other invested assets    $--     $--   $4,697  $4,697
                         ---     ---   ------  ------
Total                    $--     $--   $4,697  $4,697
                         ===     ===   ======  ======

                              DECEMBER 31, 2011
                       -------------------------------
                       Level 1 Level 2 Level 3  Total
Other invested assets    $--     $--   $11,871 $11,871
                         ---     ---   ------- -------
Total                    $--     $--   $11,871 $11,871
                         ===     ===   ======= =======

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

At December 31, 2012, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


BOOK/ADJUSTED CARRYING VALUE   PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT   PROJECTED CASH                  AMORTIZED COST AFTER
        PERIOD OTTI                 FLOWS       RECOGNIZED OTTI         OTTI         FAIR VALUE
-----------------------------  ---------------- --------------- -------------------- ----------
         $2,253,688               $2,180,048        $73,640          $2,180,048      $2,068,731
                                  ==========        =======          ==========      ==========

At December 31, 2012 and 2011, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized capital loss. Such unrealized losses include securities with a recognized OTTI for credit related losses that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized capital loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, as of December 31, 2012 and 2011 were as follows:

                                           DECEMBER 31, 2012
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        --------    ------    --------    ------    --------   -------
Total temporarily impaired securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        ========    ======    ========    ======    ========   =======

                                           DECEMBER 31, 2011
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ----------  --------   --------   -------   ----------  --------
Total temporarily impaired securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ==========  ========   ========   =======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities until recovery of amortized cost.

In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to AIG SPV.

The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

During 2010, the Company and certain of its affiliated insurance companies purchased thirteen series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis is collateralized by a single asset backed security (or in one series, four asset backed securities), primarily consisting of collateralized loan obligations. Of the thirteen series of Class A Notes issued by Metropolis, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2012 and 2011 was EUR 925,204 and EUR 1,080,300, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2012 and 2011:

                               AS OF DECEMBER 31, 2012  YEAR ENDED DECEMBER 31, 2012
                             ------------------------- ------------------------------
                                                             YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-------                      ---------------   ------  --------------- --------------
National Union                (Euro)381,208    $2,323      $  (580)        $2,323
American Home                       164,847     2,188         (179)         2,188
C&I                                 107,151     1,406         (126)         1,406
Lexington Insurance Company         271,998     3,689         (326)         3,689
                              -------------    ------      -------         ------
   Total                      (Euro)925,204    $9,606      $(1,211)        $9,606
                              =============    ======      =======         ======

                               AS OF DECEMBER 31, 2011 YEAR ENDED DECEMBER 31, 2011
                             ------------------------- -----------------------------
                                                            YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED    CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/(LOSSES)    (LOSSES)
-------                      ---------------   ------  -------------- --------------
National Union               (Euro)  434,192   $2,509     $ (7,961)       $2,509
American Home                        195,790    1,690       (4,985)        1,690
C&I                                  127,264    1,148       (2,789)        1,148
Lexington Insurance Company          323,054    2,838       (7,080)        2,838
                              ---------------  ------     --------        ------
   Total                     (Euro)1,080,300   $8,185     $(22,815)       $8,185
                              ===============  ======     ========        ======

Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company is not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties. At the termination of these transactions, the Company and its counterparties are obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91 - Revised, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2012 and 2011, inclusive of accrued interest, is $1,238,770 and $953,661, respectively. The Company had loaned securities with a fair value of $1,192,342 and $919,879 as of December 31, 2012 and 2011,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

respectively.

NOTE 4 - RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

A reconciliation of the Company's net reserves for losses and LAE as of December 31, 2012, 2011 and 2010 is set forth in the table below:

                                                     2012         2011         2010
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR   $12,466,514  $14,383,093  $13,482,501
Incurred losses and LAE related to:
   Current accident year                           4,006,581    4,293,428    4,074,495
   Prior accident year                               252,121      250,641    1,904,603
                                                 -----------  -----------  -----------
   TOTAL INCURRED LOSSES AND LAE                   4,258,702    4,544,069    5,979,098
                                                 -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year                          (1,218,287)  (1,368,553)  (1,206,965)
   Prior accident year                            (3,206,440)  (5,092,095)  (3,871,541)
                                                 -----------  -----------  -----------
   TOTAL PAID LOSSES AND LAE                      (4,424,727)  (6,460,648)  (5,078,506)
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,  $12,300,489  $12,466,514  $14,383,093
                                                 ===========  ===========  ===========

During 2012, the Company ceded $65,962 of certain classes of its Environmental reserves to Eaglestone Reinsurance Company (Eaglestone). For 2012, the Company reported adverse loss and LAE reserve development of $252,121. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims from the Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development. Catastrophe losses of $191,157 are also included in the Company's 2012 incurred losses and LAE.

During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone). For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $27,229 and $44,666 of the reserves during 2012 and 2011, respectively.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. Additionally,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

The Company has periodically utilized catastrophe bonds to provide reinsurance for U.S. hurricanes and earthquakes. There were no catastrophe bond transactions during 2012. In 2011 and 2010, $575,000 and $875,000 in catastrophe bonds were obtained.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $173,365, $176,259 and $169,676, respectively.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,545,399, $5,970,806 and $4,364,556, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's asbestos and environmental related loss and LAE reserves (including case and IBNR reserves) for the year ended December 31, 2012, 2011 and 2010, gross and net of reinsurance credits, are as follows:

                                                    ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                          ----------------------------------  ----------------------------
                                             2012        2011        2010       2012      2011      2010
                                          ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year  $1,350,806  $1,536,426  $  890,649  $ 55,848  $ 67,916  $ 88,550
   Incurred losses and LAE                   (20,822)    (56,328)    818,692    42,532     8,700     5,138
   Calendar year paid losses and LAE        (100,088)   (129,292)   (172,915)  (13,533)  (20,768)  (25,772)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $1,229,896  $1,350,806  $1,536,426  $ 84,847  $ 55,848  $ 67,916
                                          ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year  $  161,724  $  154,386  $   85,957  $  5,628  $  5,476  $  5,744
   Incurred losses and LAE                    19,159      26,780      87,026     1,379     1,379     1,066
   Calendar year paid losses and LAE         (22,096)    (19,442)    (18,597)      (66)   (1,227)   (1,334)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $  158,787  $  161,724  $  154,386  $  6,941  $  5,628  $  5,476
                                          ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year  $       --  $  733,373  $  393,257  $ 38,587  $ 41,696  $ 48,761
   Incurred losses and LAE                        --      46,614     422,050    22,205     8,388     6,963
   Calendar year paid losses and LAE              --    (779,987)    (81,934)   (9,219)  (11,497)  (14,028)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $       --  $       --  $  733,373  $ 51,573  $ 38,587  $ 41,696
                                          ==========  ==========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                                ---------------------------- ----------------------
                                  2012     2011      2010     2012    2011   2010
                                -------- -------- ---------- ------- ------ -------
Direct basis                    $718,611 $860,891 $1,127,844 $13,897 $8,937 $17,850
Assumed reinsurance basis         83,016  101,277    118,402     203    410     394
Net of ceded reinsurance basis        --       --    552,119   6,579  4,491   8,548

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES        ENVIRONMENTAL LOSSES
                                --------------------------- ----------------------
                                  2012     2011     2010     2012    2011   2010
                                -------- -------- --------- ------- ------ -------
Direct basis                    $ 81,879 $ 98,454 $ 125,316 $ 5,956 $3,830 $ 7,650
Assumed reinsurance basis          7,822    9,322     7,659      62     91      87
Net of ceded reinsurance basis        --       --    55,849   2,795  3,588   3,582

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2012 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Environmental Liability Loss Portfolio Transfer

The Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as Surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account. The Company's portion of the funds held balance including accrued interest was $71,198 at December 31, 2012.

The share of the reserves assumed by Eaglestone from each of the AIG Environmental Reinsureds as of the effective date of the agreement is presented below:

                                                  UNEARNED  ACCRUED      TOTAL
                                                  PREMIUM  INTEREST  ENVIRONMENTAL
COMPANY                             LOSS RESERVES RESERVES LIABILITY  LIABILITIES
-------                             ------------- -------- --------- -------------
Admitted Pool Companies:
   National Union                     $ 69,627    $  8,532 $  1,600   $   79,759
   American Home                        65,962       8,083    1,517       75,562
   C&I                                  20,155       2,470      463       23,088
   CPCC                                  9,161       1,123      211       10,495
   New Hampshire                         9,161       1,123      211       10,495
   ISOP                                  9,161       1,123      211       10,495
                                      --------    -------- --------   ----------
TOTAL ADMITTED POOL COMPANIES         $183,227    $ 22,454 $  4,213   $  209,894
                                      ========    ======== ========   ==========
SURPLUS LINES POOL COMPANIES:
   Lexington                          $601,790    $465,276 $ 86,714   $1,153,780
   Chartis Specialty                    66,865      51,697    9,635      128,197
                                      --------    -------- --------   ----------
TOTAL SURPLUS LINES POOL COMPANIES    $668,655    $516,973 $ 96,349   $1,281,977
                                      ========    ======== ========   ==========
GRAND TOTAL                           $851,882    $539,427 $100,562   $1,491,871
                                      ========    ======== ========   ==========

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continue to be reflected in the AIG Environmental Reinsureds' financials, and the parties do not intend to

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other AIG affiliated insurers (collectively, the AIG Asbestos Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the AIG Asbestos Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The AIG Asbestos Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of AIG Asbestos Reinsureds is presented below.

Eaglestone and the AIG Asbestos Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the AIG Asbestos Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the AIG Asbestos Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company
(NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the AIG Asbestos Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the AIG Asbestos reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of AIG affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the AIG Asbestos Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $88,190 and $82,034 as of December 31, 2012 and 2011, respectively, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the AIG companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of Schedule F included within the Company's 2012 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

balance. The Company's portion of the funds held balance including accrued interest was $1,113,372 and $1,071,268 at December 31, 2012 and 2011.

The share of the net reserves assumed by Eaglestone from each of the AIG Excess Workers' Compensation Reinsureds as of the effective date of the agreement is presented below.

                                        ASBESTOS LOSS EXCESS WORKERS'
COMPANY                                   TRANSFER     COMPENSATION     TOTAL
-------                                 ------------- --------------- ----------
ADMITTED POOL COMPANIES:
   National Union                        $  827,363     $  927,266    $1,754,629
   American Home                            783,818      1,092,875     1,876,693
   C&I                                      239,500        333,934       573,434
   CPCC                                     108,863        122,009       230,872
   New Hampshire                            108,863        122,009       230,872
   ISOP                                     108,863        122,009       230,872
                                         ----------     ----------    ----------
TOTAL ADMITTED POOL COMPANIES             2,177,270      2,720,102     4,897,372
                                         ==========     ==========    ==========
SURPLUS LINES POOL COMPANIES
   Lexington                                261,997             --       261,997
   Chartis Select Insurance Company *        67,370             --        67,370
   Chartis Specialty                         37,428             --        37,428
   Landmark **                                7,486             --         7,486
                                         ----------     ----------    ----------
TOTAL SURPLUS LINES POOL COMPANIES          374,281             --       374,281
                                         ==========     ==========    ==========
CHARTIS INTERNATIONAL
   Chartis Overseas Ltd.                    212,400             --       212,400
   Other                                     26,400             --        26,400
                                         ----------     ----------    ----------
TOTAL CHARTIS INTERNATIONAL                 238,800             --       238,800
                                         ==========     ==========    ==========
GRAND TOTAL                              $2,790,351     $2,720,102    $5,510,453
                                         ==========     ==========    ==========

*  Merged into Lexington effective January 1, 2012.
** Merged into National Union effective January 1, 2012 and gross reserves were reinsured into Lexington.

In the Company's Annual Statements for 2012 and 2011 filed with the NY DFS, affiliated loss portfolio transfers for retroactive reinsurance agreements that qualify for prospective accounting treatment were disclosed as ceded losses as opposed to ceded premiums in the Statements of Operations, Changes in Capital and Surplus, and Statements of Cash Flow. There was no impact to the net income or cash flow from operations as a result of these transactions. There were no such transactions for 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   The Company's share of the pool is 36.0 percent. Accordingly, all insurance and reinsurance related account balances in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On an annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese risks as defined and business underwritten by the Company's Japan and Argentina branches which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                         INITIAL       PARTICIPATION
                                             NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
                                               CODE      PERCENT        JAPAN RISK
MEMBER COMPANY                               -------- ------------- -------------------
Chartis Overseas Limited                         --       67.0%            85.0%
Admitted Pool member companies, as follows:
   New Hampshire                              23841       12.0%            10.0%
   National Union                             19445       11.0%             5.0%
   The Company                                19380       10.0%             0.0%

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

      AS OF DECEMBER 31,                                2012       2011
      ------------------                             ---------  ---------
      Assumed reinsurance premiums receivable        $ 119,473  $ 119,334
      Funds held by ceding reinsurers                   44,804     41,702
      Reinsurance recoverable                           31,234     34,065
      Equity in underwriting pools and associations    255,640    266,934
                                                     ---------  ---------
      TOTAL ASSETS                                   $ 451,151  $ 462,035
                                                     ---------  ---------
      Loss and LAE reserves                          $ 380,640  $ 524,705
      Unearned premium reserves                        187,408    206,983
      Funds held                                        12,082     10,157
      Ceded balances payable                            49,285     48,337
      Assumed reinsurance payable                       53,831     53,519
                                                     ---------  ---------
      TOTAL LIABILITIES                              $ 683,246  $ 843,701
                                                     ---------  ---------
      Total surplus                                  $(232,095) $(381,666)
                                                     =========  =========

   As of December 31, 2012, the Association reported an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2012, Chartis Europe S.A. represented $1,666,307 and Chartis UK Holdings (n/k/a AIG Europe Holdings Limited represented $872,518, respectively of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012, the Company's interest in the Association's SCA entities was $302,999 and has been reported as a component of Equities in Underwriting Pools and Associations.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC has restructured certain of the foreign branch operations of the Admitted Pool members. Refer to Note 5E for additional information.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. Refer to Note 11C - Other Contingencies.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. INVESTMENTS IN AFFILIATES

   Investments in affiliates are included in common stocks. As of December 31, 2012 and 2011, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                  AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                  OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                              PERCENT   2012        2012            2012
---------------------                             --------- ------- --------------- --------------
Common stocks:
AIU Brasil Affiliate (a)                            100.0%  $   408     $    --        $  (476)
American International Realty Corporation            31.5%   14,198      35,938            (24)
Eastgreen, Inc.                                      13.8%   20,977      18,253             31
Pine Street Real Estate Holdings Corporation (b)     31.5%    5,209          --         (2,362)
                                                    -----   -------     -------        -------
   TOTAL COMMON STOCKS - AFFILIATES                         $40,792     $54,191        $(2,831)
                                                    =====   =======     =======        =======

(a)Carrying value, net of nonadmitted balance of $330.
(b)Carrying value, net of nonadmitted balance of $2,561.

                                                AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                            PERCENT   2011        2011            2011
---------------------                           --------- ------- --------------- --------------
Common stocks:
AIG Mexico Industrial, L.L.C. (c)                   0.0%  $    --     $    --       $ (10,954)
AIU Brasil Affiliate                              100.0%      408         476          (1,771)
American International Realty Corporation          31.5%   14,198      35,962          (6,385)
Chartis Non Life Holding Company (Japan), Inc.      0.0%       --          --        (289,975)
Eastgreen, Inc.                                    13.8%   20,977      18,222           8,157
Pine Street Real Estate Holdings Corporation       31.5%    5,209       2,362             227
                                                  -----   -------     -------       ---------
   TOTAL COMMON STOCKS - AFFILIATES                       $40,792     $57,022       $(300,701)
                                                  =====   =======     =======       =========

(c)The Company's interest in AIG Mexico Industrial, L.L.C. was sold in July
   2011.

   On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2012 and 2011, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10 percent were $609,564 and $566,665, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


E. RESTRUCTURING

   DOMESTIC OPERATIONS

   Effective January 1, 2012, Landmark was merged into National Union. In conjunction with this merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington. Additionally, effective January 1, 2012, Chartis Select Insurance Company (Chartis Select) was merged into Lexington. After the execution of these mergers, Landmark's 2 percent and Chartis Select's 18 percent participation in the AIG PC Surplus Lines Pool was added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage to 90 percent. Each merger was accounted for as a statutory merger pursuant to SSAP No. 68, Business Combinations and Goodwill. The Landmark merger contributed $1,041 of total assets and total liabilities to the Company's prior year 2011 balances on the Statements of Admitted Assets and Statements of Liabilities, Capital and Surplus.

   Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union now owns 100 percent of Lexington and Chartis Specialty. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

   Effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   The Company recorded its share of each of the transactions disclosed above based upon its stated pool percentage.

   FOREIGN OPERATIONS

   As discussed in Note 1 the business of the Argentina branch is now reported within the Company's results and is not allocated to the remaining members of the Admitted Pool.

   Prior to December 1, 2012 the Company owned 19.723 percent of the record titles of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in these titles was owned by the Association. On December 1, 2012, both the record titles and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2012 BRANCH CONVERSIONS

   During 2012, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity

December 1, 2011          Cyprus Branch of American Home                     AIG Europe Limited, Cyprus Branch

December 1, 2011          Malta Branch of American Home                      AIG Europe Limited, Malta Branch

December 1, 2011          New Zealand Branch of American Home                Chartis Insurance New Zealand Limited

March 1, 2012             Aruban Branch of American Home                     Chartis Aruba Insurance Company N.V.

March 1, 2012             Greek Branch of National Union                     Chartis Insurance UK Limited, Greek Branch

June 1, 2012              Korean Branch of American Home                     Chartis Singapore Insurance Pte. Ltd

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

   2011 BRANCH CONVERSIONS

   During 2011, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity
                          Hong Kong Branch of National Union, American
December 1, 2010          Home and New Hampshire                             Chartis Insurance Hong Kong Limited
January 1, 2011           Singapore Branch of American Home                  Chartis Singapore Insurance Pte. Ltd
March 1, 2011             Australia Branch of American Home                  Chartis Australia Insurance Limited

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $764,168 and $436,464, respectively. These balances were previously reported as Equities in Pools and Associations.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK Limited (n/k/a AIG Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of AIG Europe Limited. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to AIG UK Ireland Branch and repaneled. On that same date, AIG UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2012 and 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in the 2012 and 2011 statutory financial statements. The Jamaican and Panama branches of American Home and National Union, respectively, which were completed on December 1, 2012 will be reported in 2013 statutory financial statements. These transactions do not have a material impact on the Company's financial statements.

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, AIG PC owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of AIG Property Casualty International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately
   38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. AIG PC's total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby National Union provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, LLC. The collateral loan has a coupon rate of 2.15 percent and the interest is scheduled to be paid in full at maturity on August 4, 2013.

F. OTHER RELATED PARTY TRANSACTIONS

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012 and 2011 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010 as well as all capital contributions and dividends.

                                                                                      2012
                                                             -------------------------------------------------------
                                                                 ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                     THE COMPANY                 THE COMPANY
                                                             --------------------------- ---------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------  --------------------------  ------------------- --------------- ----------- --------------- -----------
03/27/2012           Dividend            Chartis U.S., Inc.     $     --         --         $  1,589        Cash
03/27/2012           Dividend            Chartis U.S., Inc.           --         --           48,411     Securities
05/10/2012           Dividend            Chartis U.S., Inc.           --         --          315,000        Cash
06/27/2012           Dividend            Chartis U.S., Inc.           --         --           10,000        Cash
11/01/2012           Dividend            Chartis U.S., Inc.           --         --          129,000        Cash
 Various             Dividend            Chartis U.S., Inc.           --         --           18,716      In kind
10/23/2012      Sale of securities         LSTREET I, LLC        159,498        Cash         153,951     Securities
12/27/2012      Sale of securities              AIG              563,313        Cash         514,499     Securities
12/27/2012     Capital contribution      Chartis U.S., Inc.      300,000        Cash              --         --
 Various     Capital contribution (a)    Chartis U.S., Inc.        1,471       In kind            --         --
 Various     Capital contribution (b)    Chartis U.S., Inc.       52,613       In kind            --         --
 Various     Capital contribution (c)    Chartis U.S., Inc.          166       In kind            --         --

(a)Capital contributions pursuant to the tax sharing agreement
(b)Assumption of liabilities by parent
(c)Other

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                              2011
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     03/28/11         Purchase of securities          AIG Inc.          $587,841     Securities     $  587,841       Cash
                                                      Matched
                                                     Investment
                                                      Program
     08/18/11         Purchase of securities       Chartis Select        179,406     Securities        179,406       Cash
     08/18/11         Purchase of securities         Lexington           747,122     Securities        747,122       Cash
     08/18/11           Sale of securities         Chartis Select        210,304        Cash           200,294    Securities
     08/18/11           Sale of securities           Lexington           854,193        Cash           814,422    Securities
     03/01/11                Dividend            Chartis U.S., Inc.           --         --             11,448     In kind
     06/29/11                Dividend            Chartis U.S., Inc.           --         --            110,000       Cash
     11/01/11                Dividend            Chartis U.S., Inc.           --         --             16,010     In kind
     03/31/11          Return of capital (a)     Chartis U.S., Inc.           --         --          1,020,000       Cash
     09/19/11            Return of capital       Chartis U.S., Inc.           --         --            400,000       Cash
     06/30/11          Capital contributions     Chartis U.S., Inc.        5,623        Cash                --        --
     Various         Capital contributions (b)   Chartis U.S., Inc.       57,153      In kind               --        --
     Various           Capital contribution      Chartis U.S., Inc.        4,605      In kind               --        --

(a)Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b)Capital contributions in lieu of Tax Sharing Agreement

                                                                                              2010
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     02/12/10                Dividend            Chartis U.S., Inc.    $       --        --          $300,000        Cash
     04/08/10                Dividend            Chartis U.S., Inc.            --        --             1,343        Cash
     Various         Capital contribution (a)    Chartis U.S., Inc.         5,322     In kind              --         --
     03/31/10          Capital contribution      Chartis U.S., Inc.         4,829     In kind              --         --
     12/31/10        Capital contribution (b)    Chartis U.S., Inc.     1,937,124    Receivable            --         --
     06/24/10           Sale of securities         National Union         708,005       Cash          708,005     Securities

(a)Capital contributions in lieu of Tax Sharing agreement
(b)Capital contribution was received on February 25, 2011

   Capital Maintenance Agreements

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and AIG Property Casualty Inc. (AIG CMA). The AIG CMA provided that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage (the SMP) of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by AIG Property Casualty Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator. AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of AIG Property Casualty Inc. and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

   Effective February 17, 2012, the Fleet entered into a CMA (AIG PC CMA) with AIG Property Casualty Inc., AIG

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Property Casualty U.S., Inc. and AIG Property Casualty International, LLC (the AIG PC entities). The AIG PC CMA provided that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG
   CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by AIG PC pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the AIG PC Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

   Funding of Eaglestone Capitalization

   On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the PA DOI, returned $1,700,000 of capital to their immediate parent (AIG Property Casualty U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to AIG Property Casualty U.S., Inc. The distribution was made to AIG Property Casualty U.S., Inc. on July 27, 2011. On that same date, AIG Property Casualty U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to CPCC.

   Management Services

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012, 2011 and 2010 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010:

        FOR THE YEARS ENDED DECEMBER 31,        2012     2011     2010
        --------------------------------      -------- -------- --------
        Chartis Global Claims Services, Inc.  $241,398 $250,065 $245,427
        AIG PC Global Services, Inc.            39,741  272,803       --
                                              -------- -------- --------
           TOTAL                              $281,139 $522,868 $245,427
                                              ======== ======== ========

   Effective January 1, 2011, AIG PC Global Services, Inc. (formerly known as Chartis Global Services, Inc.) is the shared services organization for AIG Property Casualty U.S., Inc. and AIG Property Casualty International, LLC.

   The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction included a reduction of $72,902 in allocated expenses from AIG following an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors).

   In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to the AIG SPV.

   The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

   As of December 31, 2012 and 2011, short-term investments included amounts invested in a money market fund of an affiliate of $1,073,304 and $376,438, respectively.

   Federal and foreign income taxes payable to AIG or AIG Property Casualty Inc. as of December 31, 2012 and 2011 amounted to $4,311 and $23,930, respectively.

   As of December 31, 2012 and 2011, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                     2012    2011
     ------------------                                   -------- -------
     Balances with National Union                         $201,778 $ 3,447
     Balances with other admitted pool companies                34   2,878
     Balances less than 0.5% of admitted assets              2,162   7,005
     Balances arising from merger with Landmark                 --      --
                                                          -------- -------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES  $203,974 $13,330
                                                          ======== =======
     Balances with National Union                         $     -- $    --
     Balances with other admitted pool companies             5,061     145
     Balances less than 0.5% of admitted assets            106,648  46,282
     Balances arising from merger with Landmark                 --  38,728
                                                          -------- -------
     PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES       $111,709 $85,155
                                                          ======== =======

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchases catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,          2012                  2011                  2010
--------------------------------  --------------------- --------------------- ---------------------
                                   WRITTEN     EARNED    WRITTEN     EARNED    WRITTEN     EARNED
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Direct premiums                  $1,192,441 $1,276,901 $1,327,507 $1,425,212 $1,471,932 $1,494,653
 Reinsurance premiums assumed:
    Affiliates                     6,737,056  6,840,322  6,868,230  7,283,623  6,775,226  7,113,494
    Non-affiliates                   164,020    147,946    102,880     74,710     64,497     37,427
                                  ---------- ---------- ---------- ---------- ---------- ----------
        GROSS PREMIUMS             8,093,517  8,265,169  8,298,617  8,783,545  8,311,655  8,645,574
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Reinsurance premiums ceded:
    Affiliates                     1,459,199  1,391,378  1,403,977  1,497,360  1,574,099  1,537,046
    Non-affiliates                 1,429,927  1,516,102  1,585,708  1,604,027  1,542,184  1,459,764
                                  ---------- ---------- ---------- ---------- ---------- ----------
        NET PREMIUMS              $5,204,391 $5,357,689 $5,308,932 $5,682,158 $5,195,372 $5,648,764
                                  ========== ========== ========== ========== ========== ==========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2012 and 2011 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE            NET
                    --------------------- --------------------- ---------------------
                     UNEARNED              UNEARNED              UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION  PREMIUM    COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY    RESERVES     EQUITY
                    ---------- ---------- ---------- ---------- ----------  ----------
DECEMBER 31, 2012:
   Affiliates       $3,208,904  $420,604  $  903,877  $150,379  $2,305,027   $270,225
   Non affiliates       81,953    10,742     358,041    59,568    (276,088)   (48,826)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,290,857  $431,346  $1,261,918  $209,947  $2,028,939   $221,399
                    ==========  ========  ==========  ========  ==========   ========
DECEMBER 31, 2011:
   Affiliates       $3,342,813  $394,470  $  830,856  $138,051  $2,511,957   $256,419
   Non affiliates       65,890     7,775     444,215    73,807    (378,325)   (66,032)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,408,703  $402,245  $1,275,071  $211,858  $2,133,632   $190,387
                    ==========  ========  ==========  ========  ==========   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


As of December 31, 2012 and 2011 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                        UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                            RESERVES           LAE             AND LAE
                        ---------------- --------------- -------------------
    DECEMBER 31, 2012:
       Affiliates          $  903,877       $170,885         $ 9,146,419
       Non-affiliates         358,041        273,142           2,858,965
                           ----------       --------         -----------
       TOTAL               $1,261,918       $444,027         $12,005,384
                           ==========       ========         ===========
    DECEMBER 31, 2011:
       Affiliates          $  830,856       $124,663         $10,409,887
       Non-affiliates         444,215        274,823           2,977,082
                           ----------       --------         -----------
       TOTAL               $1,275,071       $399,486         $13,386,969
                           ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2012 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                      NAIC CO.
      REINSURER                                         CODE     AMOUNT
      ---------                                       -------- ----------
      Affiliates:
      Chartis U.S., Inc. Admitted Pool                    --   $7,564,898
      Eaglestone Reinsurance Company                   10651      560,318
      Chartis Overseas Ltd                                --      441,127
      AIU Insurance Company                            19399      123,651
      United Guaranty Insurance Company                11715       22,965
      AIG Europe Limited (France Branch)                  --        6,159
      US Life Ins Co Of NY (F/ Amer Int Life Ass NY)   70106        1,492
      L'Union Atlantique De Reassurances S.A.             --        1,329
      Chartis Australia Insurance Ltd.                    --        1,171
      Other affiliates below $1.0 million                 --        3,118
                                                       -----   ----------
             TOTAL AFFILIATES                                   8,726,228
                                                       -----   ----------
      Non-affiliates
         Swiss Re Group                                   --      248,413
         Transatlantic Group                              --      230,337
         Lloyds Syndicates                                --      201,285
         Munich Re Group                                  --      191,200
                                                       -----   ----------
             TOTAL NON-AFFILIATES                                 871,235
                                                       -----   ----------
         TOTAL AFFILIATES AND NON-AFFILIATES                   $9,597,463
                                                       =====   ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company incurred losses of $55,727, $2,152 and $135,317, respectively, as a result of commutations. The 2012 loss was comprised entirely of losses incurred; the 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3). The following table includes the components of the losses by reinsurer:

COMPANY                                                            2012    2011    2010
-------                                                           ------- ------ --------
ISOP - the Association (a)                                        $50,174 $   -- $     --
American United Life Ins Co.                                        1,723     --       --
First Allmerica Financial Insurance Company                         1,123     --       --
Trenwick America Reinsurance Corporation                            1,024     --       --
Argonaut Midwest Insurance Company                                     --  1,882       --
American International Reinsurance Co. (AIRCO, an affiliate) (b)       --     --  131,629
Reliastar Life Ins. Co.                                                --     --    1,296
Continental Casualty Co.                                               23     --    1,270
Other reinsurers below $1 million                                   1,660    270    1,122
                                                                  ------- ------ --------
TOTAL                                                             $55,727 $2,152 $135,317
                                                                  ======= ====== ========

(a)Effective May 31, 2012, ISOP entered into a commutation agreement with the Chartis Overseas Association (the Association) covering all obligations and liabilities associated with Defense Base Act (DBA) policies with effective dates prior to September 1, 2009. As a result of the commutation, National Union, the Company and New Hampshire (all member companies of the Association and participants of the Admitted Pool) recorded a loss of $139,372 as follows.

                                           ADMITTED COMPANY'S
                                             POOL     SHARE
                                           -------- ---------
                  Losses incurred          $107,191  $38,589
                  LAE incurred               32,181   11,585
                                           --------  -------
                  Losses and LAE incurred  $139,372  $50,174
                                           ========  =======

   The commutation agreement covers workers' compensation business. Upon execution of the commutation, the Admitted Pool companies discounted the returned portfolio at discount rates prescribed by each participant's state of domicile. This resulted in a benefit to the Admitted Pool companies of $100,000. The Company's 36 percent pool share was $36,000.

(b)Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its 36 percent pool share as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding losses                                        $2,576,715     $927,617
                                                             ----------     --------
Statement of Operations and Changes in Capital and Surplus:
   Paid losses                                                  365,636      131,629
                                                             ----------     --------
   Net cash                                                  $2,211,079     $795,988
                                                             ==========     ========

As of December 31, 2012 and 2011, the Company had reinsurance recoverables on paid losses in dispute of $103,172 and $102,721, respectively.

During 2012, 2011 and 2010, the Company had net recoveries (write offs) of reinsurance recoverable balances of $7,221, $14,092 and $(1,224), respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2012 and 2011, the Company's premium receivable and losses payable on assumed business was as follows:

2012                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $356,179    $116,455    $472,634
Reinsurance payable on paid loss and loss adjustment expenses   221,076      61,608     282,684

2011                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $165,233    $ 36,933    $202,166
Reinsurance payable on paid loss and loss adjustment expenses    71,574      11,807      83,381

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                            2012                               2011
                                             ---------------------------------- ---------------------------------
                                             Premiums in Reinsurance payable on Premiums in Reinsurance payable on
                                              course of    paid loss and loss    course of    paid loss and loss
                                             collection   adjustment expenses   collection   adjustment expenses
                                             ----------- ---------------------- ----------- ----------------------
Lexington Insurance Co.                        $48,802          $    --           $ 7,986          $ 10,262
Chartis Overseas Ltd.                           43,656           24,912            42,610            13,061
American International Reinsurance Co. Ltd.     24,379           19,239                --                --
La Meridional Compania Argentina                21,609            3,446                40                --
Chartis Insurance Company of Canada             14,950           12,556             7,179             6,348
Chartis Excess Ltd.                              8,273            4,276             8,210                36
Chartis Australia Insurance Ltd.                 7,648            3,092                --             4,945
AIU Insurance Co.                                7,610            6,015            (2,539)           (3,624)
AIG Europe Ltd.                                  6,278            6,338             6,947             6,679
AIG Europe Limited (France Branch)               5,810            6,188             7,984             9,237
Chartis Specialty Ins. Co.                       2,753            2,217             3,195             1,321
National Union Ins. Co. of Vermont               1,642            9,578             2,225             9,024
CA De Seguros American Intl                      1,511            1,064             5,270             1,337
Chartis Ins. Co. of Puerto Rico                  1,369              409             1,473             1,269
United Guaranty Residential Ins. Co.               570               --               461           (50,400)
La Meridional Compania Argentina de Seguros
  S.A.                                              11                2             3,757             1,210
Eaglestone Reinsurance Co.                          --           19,251                --                --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding Losses                                        $3,278,251    $1,180,170
   Unearned premium reserves                                    933,787       336,163
   Other                                                         49,727        17,902
                                                             ----------    ----------
                                                             $4,261,765    $1,534,235
                                                             ==========    ==========
Statement of Operations and Changes in Capital and Surplus:
   Ceding Commission                                            220,094        79,234
                                                             ----------    ----------
   Net cash and securities                                   $4,041,671    $1,455,001
                                                             ==========    ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2012:
                 Direct           $   --    $86,648     $    --
                 Assumed              --         --          --
                 Ceded             3,842         --      17,981
                                  ------    -------     -------
                 TOTAL            $3,842    $86,648     $17,981
                                  ======    =======     =======

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2011:
                 Direct           $   --    $97,581     $    --
                 Assumed              --         44          --
                 Ceded                 3         --       4,848
                                  ------    -------     -------
                 TOTAL            $    3    $97,625     $ 4,848
                                  ======    =======     =======

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2012 and 2011 is set forth in the table below:

                                                                      2012                2011
                                                               ------------------  ------------------
                                                               DEPOSIT   DEPOSIT   DEPOSIT   DEPOSIT
                                                               ASSETS  LIABILITIES ASSETS  LIABILITIES
                                                               ------- ----------- ------- -----------
BALANCE AT JANUARY 1                                           $    3    $97,625    $ 686   $189,891
   Deposit activity, including loss recoveries                  3,839     (9,208)    (683)   (90,764)
   Interest income or expense, net of amortization of margin       --     (1,769)      --     (1,502)
                                                               ------    -------    -----   --------
BALANCE AT DECEMBER 31                                         $3,842    $86,648    $   3   $ 97,625
                                                               ======    =======    =====   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                      2012                   2011
                             ---------------------  ---------------------
                             FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                               ASSETS   LIABILITIES   ASSETS   LIABILITIES
                             ---------- ----------- ---------- -----------
     BALANCE AT JANUARY 1       $--      $  4,848    $ 88,515    $  990
        Contributions            --        57,648          --     4,753
        Withdrawals              --       (44,515)    (88,515)     (895)
        Interest                 --            --          --        --
                                ---      --------    --------    ------
     BALANCE AT DECEMBER 31     $--      $ 17,981    $     --    $4,848
                                ===      ========    ========    ======

NOTE 8 - FEDERAL AND FOREIGN INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG. AIG's domestic subsidiaries can be found on Schedule Y included in the Company's 2012 Annual Statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2012 ("2012 Tax Sharing Agreement"). This accounting policy provides that the Company shall reflect in their financial statements the tax liability that would have been paid by the Company if they had filed a separate federal income tax return, with limited exceptions.

While the accounting policy described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with AIG and may at times be different. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit on a separate company basis to the Company, except that:

    . The sections of the Internal Revenue Code relating to Alternative Minimum Tax are applied, but only if the AIG consolidated group is subject to Alternative Minimum Tax in the Consolidated Tax Liability, and;

    .  The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
       (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The 2012 Tax Sharing Agreement replaced a prior tax sharing agreement in place during the 2010 and 2011 tax years between the Company and AIG PC (the 2010 Tax Sharing Agreement).

The key differences between the 2012 Tax Sharing Agreement and the 2010 Tax Sharing Agreement are:

    (i)Under the 2010 Tax Sharing Agreement, the federal income taxes for tax years ending December 31, 2010 and December 31, 2011 were directly payable and recoverable with AIG PC. Under the 2012 Tax Sharing Agreement, the federal income taxes for tax years beginning January 1, 2012, will be directly payable and recoverable with AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   (ii)Under the 2010 Tax Sharing Agreement, the Company was required to pay Alternative Minimum Tax ("AMT") to AIG PC. The 2012 Tax Sharing Agreement requires that the sections of the Internal Revenue Code relating to AMT be applied, but only if the AIG consolidated group is subject to AMT.

  (iii)Under the 2010 Tax Sharing Agreement, any tax realized by the Company from the creation of a deferred intercompany gain (as determined under Treas. Reg. (S)1.1502-13) in which no consideration was received was paid by AIG PC. Under the 2012 Tax Sharing Agreement, no such provision exists.

   (iv)Under the 2010 Tax Sharing Agreement, AIG PC assumed the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits were defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

       Under the 2012 Tax Sharing Agreement, Tax Reserves, as defined as liabilities related to uncertain tax positions (as defined under SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets) and tax authority audit adjustments, shall remain with the companies with which the Tax Reserves are currently recorded. Furthermore, when such Tax Reserves are realized, the responsibility for any additional tax liability and/or the rights to any refunds collected shall impact the Company's balance sheet on which the Tax Reserve currently resides.

    (v)Previously, to the extent that; (1) tax attributes were created outside of the normal course of business, (2) cash benefit was received by AIG PC under its separate tax allocation agreement with AIG in advance of when the attributes were actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expired and went unused in the AIG consolidated tax return, AIG PC was required to reimburse AIG for these amounts and apportion such amounts to the Company to the appropriate extent. The Company was required to reimburse AIG PC within 30 days after AIG PC receives notice from AIG. Under the 2012 Tax Sharing Agreement, this provision has been removed.

The federal income taxes recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from AIG or AIG PC. The statutory U.S. federal income tax rate is 35 percent at December 31, 2012.

On November 6, 2011, SSAP 101 was adopted by the NAIC. SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized and requires the scheduling of the reversal of deferred tax liabilities in the admissibility test to the extent reversals are relied upon as a source of income to support the valuation allowance assessment. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There is no cumulative effect as a result of enacting this pronouncement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2012 and 2011 are as follows:

                                                    DECEMBER 31, 2012                DECEMBER 31, 2011
                                             -------------------------------- -------------------------------
DESCRIPTION                                   ORDINARY   CAPITAL     TOTAL     ORDINARY   CAPITAL    TOTAL
-----------                                  ---------- ---------  ---------- ---------- --------  ----------
Gross Deferred Tax Assets                    $1,696,557 $ 109,321  $1,805,878 $1,632,616 $122,640  $1,755,256
Statutory Valuation Allowance Adjustments            --        --          --         --       --          --
                                             ---------- ---------  ---------- ---------- --------  ----------
Adjusted Gross Deferred Tax Assets            1,696,557   109,321   1,805,878  1,632,616  122,640   1,755,256
Deferred Tax Assets Nonadmitted                 624,170        --     624,170    828,450       --     828,450
                                             ---------- ---------  ---------- ---------- --------  ----------
Subtotal Net Admitted Deferred Tax Asset      1,072,387   109,321   1,181,708    804,166  122,640     926,806
Deferred Tax Liabilities                        188,816   209,717     398,533     58,661  176,253     234,914
                                             ---------- ---------  ---------- ---------- --------  ----------
Net Admitted Deferred Tax Asset/(Liability)  $  883,571 $(100,396) $  783,175 $  745,505 $(53,613) $  691,892
                                             ========== =========  ========== ========== ========  ==========

The amount of admitted deferred tax assets, ratio percentage and total adjusted capital in the risk-based capital calculations are as follows:

                                                                    DECEMBER 31, 2012            DECEMBER 31, 2011
                                                              ------------------------------ --------------------------
DESCRIPTION                                                    ORDINARY  CAPITAL    TOTAL    ORDINARY CAPITAL   TOTAL
-----------                                                   ---------- -------- ---------- -------- -------- --------
Carried back losses that reverse in subsequent three
  calendar years                                              $       -- $     -- $       -- $     -- $     -- $     --
Adjusted gross DTAs realizable within 36 months or 15
  percent of statutory surplus (the lesser of 1 and 2 below)     783,175       --    783,175  691,892       --  691,892
1. Adjusted gross DTAs realizable within 36 months               890,123       --    890,123  691,892       --  691,892
2. 15 percent of statutory surplus                                   N/A      N/A    783,175      N/A      N/A  786,764
Adjusted gross DTAs that can be offset against DTLs              289,212  109,321    398,533  112,273  122,641  234,914
                                                              ---------- -------- ---------- -------- -------- --------
Total DTA admitted as the result of application of SSAP
  101                                                         $1,072,387 $109,321 $1,181,708 $804,165 $122,641 $926,806
                                                              ========== ======== ========== ======== ======== ========

                                                                             2012        2011
                                                                          ----------  ----------
Ratio percentage used to determine recovery period and threshold
  limitation amount                                                              385%        432%
Amount of adjusted capital and surplus used to determine recovery period
  and threshold limitation in (2) above                                   $5,221,167  $5,693,511

During 2012, 2011, and 2010, the Company's current income tax expense (benefit) was comprised of the following:

   For the years ended December 31,             2012       2011       2010
   --------------------------------           --------  ---------  ---------
   Federal income tax                         $(28,785) $ (95,734) $(142,812)
   Foreign income tax                           16,212     (8,461)    (5,462)
   Other - including return to provision       (18,590)        --      6,354
                                              --------  ---------  ---------
   Subtotal                                    (31,163)  (104,195)  (141,920)
   Federal income tax on net capital gains      48,295     90,032    169,323
                                              --------  ---------  ---------
   Federal and foreign income taxes incurred  $ 17,132  $ (14,163) $  27,403
                                              ========  =========  =========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The composition of the Company's net deferred tax assets as of December 31, 2012 and 2011 is set forth in the table below:

Deferred tax assets:

                                                     2012       2011
        Ordinary                                  ---------- ----------
           Discounting of unpaid losses           $  317,097 $  416,180
           Non-admitted assets                       102,542    126,696
           Unearned premium reserve                  186,343    200,003
           Goodwill & deferred revenue                27,548     29,941
           Bad debt expense                           58,405     74,123
           Net operating loss carry-forward          622,777    461,242
           Foreign tax credit carry-forwards         157,063     69,946
           Deferred tax on foreign operations             --     43,675
           Investments                               181,118    118,681
           Deferred loss on branch conversions            53      9,555
           Intangibles                                19,098     22,280
           Other temporary difference                 24,513     60,293
                                                  ---------- ----------
               Subtotal                            1,696,557  1,632,615

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                  624,170    828,450
                                                  ---------- ----------
        Admitted ordinary deferred tax assets     $1,072,387 $  804,165
                                                  ---------- ----------
        Capital
           Investments writedown                  $  105,465 $  110,936
           Unrealized capital losses                   2,948     11,335
           Deferred loss on branch conversions           538         --
           Other temporary difference                    370        370
                                                  ---------- ----------
               Subtotal                              109,321    122,641

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                       --         --
                                                  ---------- ----------
        Admitted capital deferred tax assets         109,321    122,641
                                                  ---------- ----------
        Admitted deferred tax assets              $1,181,708 $  926,806
                                                  ========== ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Deferred tax liabilities:

                                                         2012     2011
       Ordinary                                        -------- --------
              Investments                              $130,700 $ 46,868
              Deferred tax on foreign operations         55,771       --
              Other temporary difference                  2,346   11,793
                                                       -------- --------
                 Subtotal                               188,817   58,661
          Capital
              Investments                                38,964   19,064
              Unrealized capital gains                  170,752  157,189
                                                       -------- --------
                 Subtotal                               209,716  176,253
                                                       -------- --------
          Deferred tax liabilities                     $398,533 $234,914
                                                       -------- --------
       Net deferred tax assets/liabilities             $783,175 $691,892
                                                       ======== ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the Changes in Capital and Surplus section):

                                                                2012        2011       CHANGE
                                                             ----------  ----------  ---------
Adjusted gross deferred tax assets                           $1,805,878  $1,755,256  $  50,622
Total deferred tax liabilities                                 (398,533)   (234,914)  (163,619)
                                                             ----------  ----------  ---------
Net deferred tax assets (liabilities)                         1,407,345   1,520,342   (112,997)
Deferred tax assets/(liabilities) - SSAP 3                                             (11,454)
Deferred tax assets/(liabilities) - unrealized                                         (21,950)
Deferred tax - noncash settlement through paid-in capital                              (57,154)
                                                                                     ---------
Total change in deferred tax                                                           (22,439)
                                                                                     =========
Change in deferred tax - current year                                                  (24,764)
Change in deferred tax - current year - other surplus items                              2,325
                                                                                     ---------
Change in deferred tax - current year - total                                        $ (22,439)
                                                                                     =========

                                                               CURRENT    DEFERRED     TOTAL
                                                             ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3 - general items                                    $  (25,905) $  (11,454) $ (37,359)
   SSAP 3 - statutory valuation allowance                            --          --         --
                                                             ----------  ----------  ---------
   Subtotal SSAP 3                                              (25,905)    (11,454)   (37,359)
   SSAP 3 - APIC                                                 57,154     (57,154)        --
   SSAP 3 - unrealized gain/loss                                     --          --         --
                                                             ----------  ----------  ---------
   SSAP 3 - adjusted tax assets and liabilities                  31,249     (68,608)   (37,359)
   SSAP 3 - non-admitted impact                                  (6,821)     37,106     30,285
                                                             ----------  ----------  ---------
   Total SSAP 3 impact                                       $   24,428  $  (31,502) $  (7,074)
                                                             ==========  ==========  =========

STATUTORY VALUATION ALLOWANCE

Under SSAP 101, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2012, the Company recorded gross deferred tax assets before valuation allowance of $1,805,878. Management believes that it is more likely than not that these assets will be realized, and therefore the Company has not recorded a valuation allowance against its deferred tax asset. This expectation is based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


When making its assessment about the realization of its deferred tax assets at December 31, 2012, the Company considered all available evidence, as required by income tax accounting guidance, including:

    . the nature, frequency, and severity of current and cumulative financial reporting losses;

    . transactions completed and transactions expected to be completed in the near future;

    . the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

    . the application of the amended tax sharing agreement between the Company and the Ultimate Parent; and

    . tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2012.

In concluding that the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted gross deferred tax assets.

Negative evidence included the existence of cumulative losses in recent years, including losses related to adverse development and higher than average catastrophe losses in recent years. Positive evidence included the Company's projections of taxable income over the carryforward period, considering the most recent year's results, known changes in the business mix impacting profitability, as well as objective projections of catastrophe losses based on historical experience. Additional positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, AIG PC's and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the gross deferred tax assets. These tax planning strategies included converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities. Tax planning strategies had no impact on ordinary or capital adjusted gross DTAs and ordinary or capital net admitted DTAs as of December 31, 2012.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,805,878 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 101's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the current statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $783,175 of net deferred tax assets were admitted as of December 31, 2012.

The Company does not have any unrecorded deferred tax liabilities.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                              2012                  2011                  2010
                                                      --------------------  --------------------  --------------------
Description                                             AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT
-----------                                           ---------  ---------- ---------  ---------- ---------  ----------
Net Income Before Federal Income Taxes and Capital
  Gains Taxes                                         $ 302,637   $105,923  $ 480,413  $ 168,145  $(749,113) $(262,190)
Book to Tax Adjustments:
   Tax Exempt Income                                   (212,356)   (74,325)  (304,201)  (106,470)  (420,450)  (147,157)
   Intercompany Dividends                                    --         --     (6,294)    (2,203)        --         --
   Dividend Received Deduction                             (622)      (218)      (451)      (158)    (8,767)    (3,069)
   Subpart F Income, Gross-Up & Foreign Tax Credits      63,904     (2,445)    14,771     (3,291)   (36,387)   (13,104)
   Meals And Entertainment                                   --         --         --         --        567        199
   Stock Options And Other Compensation                   9,756      3,415     27,409      9,593      4,644      1,625
   Non-Deductible Penalties                                  90         31      1,442        505         --         --
   Change in Non-admitted Assets                         42,101     14,735     84,424     29,549    162,087     56,731
   Change in Tax Position                                    --       (549)        --     (5,702)        --     11,310
   Statutory Valuation Allowance                             --         --   (753,998)  (753,998)   765,335    765,335
   Return to Provision                                       --     (4,319)        --     (5,690)        --     19,394
   Branch Incorporation & Conversion                     (1,005)      (352)      (536)      (188)        --         --
   Non-Deductible Expenses                                   --         --     34,253     11,989         --         --
   Other                                                     --         --       (252)       (89)        --     (5,297)
                                                      ---------   --------  ---------  ---------  ---------  ---------
       Total Book to Tax Adjustments                    (98,132)   (64,027)  (903,433)  (826,153)   467,029    685,967
                                                      ---------   --------  ---------  ---------  ---------  ---------
Total Federal Taxable Income and Tax                  $ 204,505   $ 41,896  $(423,020) $(658,008) $(282,084) $ 423,777
                                                      =========   ========  =========  =========  =========  =========
Federal and Foreign Income Taxes Incurred                          (31,163)             (104,195)             (141,920)
Federal Income Tax on Net Capital Gains                             48,295                90,032               169,323
Change in Net Deferred Income Taxes                                 22,439              (659,647)              396,374
Less: Change in Deferred Tax - Other Surplus Items                   2,325                15,802                    --
                                                                  --------             ---------             ---------
Total Tax                                                         $ 41,896             $(658,008)            $ 423,777
                                                                  --------             ---------             ---------

As of December 31, 2012, the Company had $157,063 of foreign tax credits carry forwards expiring through the year 2022, and $1,779,363 of net operating loss carry forwards expiring through the year 2032 that are available to offset future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2012 and no other unused tax credits available to offset against future taxable income as of December 31, 2012 and 2011.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

In accordance with Circular Letter 1979-33 issued by the New York State Insurance Department (now known as the NY DFS), AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

As of December 31, 2012, the Company had no deposits under IRC Section 6603.

As of December 31, 2012, the Company recorded gross receivables related to tax return errors and omissions in the amount of $15,284, all of which were non-admitted. No liabilities related to uncertain tax positions were recorded during the 2012 tax year.

The U.S. is the only major tax jurisdiction of the Company, and as of December 31, 2012, the tax years from 2000 to 2011 remain open for tax examination.

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   The U.S. AIG Retirement Plan (the qualified plan) is a noncontributory defined benefit plan, which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. U.S. salaried employees who are employed by a participating company and completed 12 months of continuous service are eligible to participate in the plan. Effective
   April 1, 2012, the qualified plan was converted to a cash balance formula comprised of pay credits based on six percent of a plan participant's annual compensation (subject to IRS limitations) and annual interest credits. In addition, employees can take their vested benefits when they leave AIG as a lump sum or an annuity option after completing at least three years of service. However, employees satisfying certain age and service requirements (i.e. grandfathered employees) remain covered under the old plan formula, which is based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Grandfathered employees will receive the higher of the benefits under the cash balance or final average pay formula at retirement. AIG also sponsors several non-qualified unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by the qualified plan. These include the AIG Non-Qualified Retirement Income Plan (AIG NQRIP) formerly known as AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the qualified plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan (Supplemental), which provides additional retirement benefits to designated executives. Under the Supplemental plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG NQRIP Plan), Social Security, and any benefits accrued under a Company sponsored foreign deferred compensation plan.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the qualified plan. If the qualified plan does not have adequate funds to pay obligations due plan participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   amounts from the members of the AIG control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   The following table sets forth the funded status of the qualified plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

          AS OF DECEMBER 31,                      2012        2011
          ------------------                  -----------  ----------
          Fair value of plan assets           $ 3,720,427  $3,432,515
          Less: projected benefit obligation    4,909,897   4,219,931
                                              -----------  ----------
          Funded status                       $(1,189,470) $ (787,416)
                                              ===========  ==========

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2012, 2011 and 2010 are set forth in the table below:

AS OF DECEMBER 31,                             2012              2011              2010
------------------                       ----------------  ----------------  ----------------
Discount rate                                  3.94%             4.62%             5.50%
Rate of compensation increase (average)        4.00%             4.00%             4.00%
Measurement date                         December 31, 2012 December 31, 2011 December 31, 2010
Medical cost trend rate                         N/A               N/A               N/A

   In 2012, 2011, and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of expenses for the qualified plan were approximately $9,915, $7,922, and $11,968 for 2012, 2011, and 2010 respectively.

B. POSTRETIREMENT BENEFIT PLANS

   AIG provides postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age.

   U.S. postretirement medical and life insurance benefits are based upon the employee attaining the age of 55 and having a minimum of ten years of service. Eligible employees who have medical coverage can enroll in retiree medical without having to elect immediate retirement pension benefits. Medical benefits are contributory, while the life insurance benefits are generally non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. Effective
   April 1, 2012, the retiree medical employer subsidy for the AIG Postretirement plan was eliminated for employees who were not grandfathered. Additionally, new employees hired after December 31, 2012 are not eligible for retiree life insurance.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2012 and 2011 were $225,560 and $201,960, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $652, $589 and $112 for the years ended December 31, 2012, 2011, and 2010 respectively.

   AIG sponsors a voluntary savings plan for U.S. employees which provide for salary reduction contributions by employees. Effective January 1, 2012, the Company matching contribution was changed to 100 percent of the first six percent of participant contributions, up to the IRS maximum limits of $17 for employee contributions and to $15 for the Company matching contribution, irrespective of their length of service. Prior to the change, company contributions of up to seven percent of annual salary were made depending on the employee's years of service subject to certain compensation limits. Pre-tax expense associated with this plan was, $7,246, $4,957 and $7,156 in 2012, 2011 and 2010, respectively.

   As sponsor of the qualified plan and other benefit plans, as described in sections A and B above, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan, as amended (2010 Plan), under which AIG has issued restricted stock units (RSUs) and stock appreciation rights (SARs). Although a few legacy plans were still outstanding at December 31, 2012 under the AIG 2007 Stock Incentive Plan, the 2010 Plan supersedes all plans and is currently the only plan under which share-based awards can be issued. Share-based awards issued under the 2010 Plan are linked to AIG common stock but only provide for cash settlement. Under AIG's Long Term Incentive Plan certain employees are offered the opportunity to receive additional compensation in the form of cash and/or stock appreciation rights (SARs) if certain performance metrics are met. The Company reported expenses of $27,950, $9,020 and $24,269 at December 31, 2012, 2011 and 2010, respectively, for these plans.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries. The Company accrues a liability when the obligation is attributable to employees' services already rendered, the obligation relates to rights that vest or accumulate, the payment is probable and the amount can be reasonably estimated.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   With the approval of the NY DFS, the Company executed a quasi reorganization effective March 31, 2012, which was a restatement of Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi-reorganizations is as follows:

      Change in Gross Paid-in
          and Contributed        Change in
              Surplus         Unassigned Funds
      ----------------------- ----------------
2012        $(1,000,000)         $1,000,000
            -----------          ----------

   The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

   The portion of unassigned surplus as of December 31, 2012 and 2011 represented by each item below is as follows:

                                2012        2011
                             ---------  -----------
Unrealized gains and losses  $ 284,870  $   198,889
Non-admitted asset values     (939,992)  (1,224,794)
Provision for reinsurance      (49,111)     (78,525)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                          2012         2011        2010
------------------------------                      -----------  -----------  ---------
Unrealized gains, current year                      $   283,851  $   198,889  $ 220,760
Unrealized gains, previous year                         198,889      220,760    441,772
                                                    -----------  -----------  ---------
Change in unrealized gains                               84,962      (21,871)  (221,012)
Change in tax on unrealized gains                       (21,950)       3,008    110,099
Adjustments to beginning surplus (SSAP 3) (Note 2)           --        2,913    (40,963)
Derivatives - change in foreign exchange                   (652)       5,940     (4,250)
Amortization of goodwill                                 (7,719)      (7,967)    (5,204)
Japan UTA                                               (96,438)      62,374         --
Mortgage loans                                            1,019           --         --
                                                    -----------  -----------  ---------
Change in unrealized, net of taxes                  $   (40,778) $    44,397  $(161,330)
                                                    ===========  ===========  =========

Change in non-admitted asset values                     2012         2011
-----------------------------------                 -----------  -----------
Non-admitted asset values, current year             $  (939,992) $(1,224,794)
Non-admitted asset values, previous year             (1,224,794)    (458,968)
                                                    -----------  -----------
Change in non-admitted assets                           284,802     (765,826)
Adjustments to beginning surplus (SSAP 3)               (76,075)      29,308
Change in accounting principles SSAP 10R                     --     (189,739)
                                                    -----------  -----------
Change in non-admitted assets                       $   208,727  $  (926,257)
                                                    ===========  ===========

   In calculating the provision for reinsurance as of December 31, 2012, 2011 and 2010, management utilized collateral including letters of credit provided by its Ultimate Parent of $274,558, $381,134 and $314,752, respectively. For 2010, management also utilized assets in trust of $26,752. The use of these assets was approved by the NY DFS.

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the minimum capital and surplus requirements of RBC for the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   2012 reporting period.

C. DIVIDEND RESTRICTIONS

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2012, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31,
   2012) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2012, the maximum dividend payment, which may be made without prior approval during 2013, is $600,314.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   As of December 31, 2012 and 2011, the Company reported ordinary dividends to AIG Property Casualty U.S., Inc. of $522,716 and $137,458, respectively.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Legal proceedings include the following:

   In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of the AIG PC insurance and non-insurance companies (collectively, the AIG PC parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the AIG PC parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the AIG PC parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and
   (iii) agreed to pay a contingent fine in the event that the AIG PC parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

   Caremark Litigation

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

   The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   Workers' Compensation Matters

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance
   (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

   As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. A portion of the total $1.64 billion originally placed in escrow was designated to satisfy certain regulatory and litigation liabilities related to workers' compensation premium reporting issues. The original workers' compensation escrow amount was approximately

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   $338 million and was placed in an account established as part of the 2006 New York regulatory settlement and referred to as the Workers' Compensation Fund. Additional money was placed into escrow accounts as a result of subsequent litigation and regulatory settlements, bringing the total workers' compensation escrow amount to approximately $597 million. Approximately $147 million was released from the workers' compensation escrow accounts in satisfaction of fines, penalties and premium tax obligations, which were imposed pursuant to a December 17, 2010 regulatory settlement agreement relating to workers' compensation premium reporting issues that was deemed final and effective on May 29, 2012. Following this disbursement, approximately $450 million remains in escrow and is specifically designated to satisfy class action liabilities related to workers' compensation premium reporting issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain Chartis entities' writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100 million in regulatory fines and penalties;
   (ii) AIG's payment of $46.5 million in outstanding premium taxes;
   (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and
   (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146.5 million in fines, penalties and premium taxes could be funded out of the Workers Compensation Fund, discussed above, to the extent that such monies had not already been used to fund a related class action settlement. The regulatory settlement was contingent upon and would not become effective until, among other events: (i) a final, court-approved settlement was reached in all the lawsuits pending in Illinois arising out of workers compensation premium reporting issues, including a putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement was reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

   AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver would not become effective until AIG consummated a settlement with the state insurance guaranty associations. On May 29, 2012, AIG completed its $25 million settlement with the guaranty associations, and the regulatory settlement was deemed effective on that date. The $146.5 million in fines, penalties and premium taxes were then disbursed to the regulatory settlement recipients pursuant to the terms of the associated escrow agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

   On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

   On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal.

   The $450 million settlement amount, which is currently held in escrow pending administration of the class action settlement, was funded in part from the approximately $191 million remaining in the Workers' Compensation Fund. As of December 31, 2012, AIG has an accrued liability equal to the amounts payable under the settlement.

   South Carolina workers' compensation

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain subsidiaries (collectively, the "AIG Parties") on behalf of a class of employers that obtained workers compensation insurance from Chartis companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. On September 14, 2012, the court granted final approval of a settlement in which the defendants would pay $4 million. No appeals from that final approval order were filed, so the matter is now concluded.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   RICO Actions

   Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

   The plaintiffs in the Commercial Complaint were a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleged that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleged that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint were a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint named AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

   On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries will pay approximately $7 million of a total aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement. On February 15, 2013, the District Court issued an order authorizing distribution of the settlement fund to the class members.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. Two consolidated actions naming AIG subsidiaries as defendants are still pending in the District of New Jersey. In the consolidated action The Heritage Corp. of South Florida v. National Union Fire Ins. Co. (Heritage), an individual plaintiff alleges damages "in excess of $75 thousand." Because the plaintiff has not actively pursued its claim since the settlement of the class action described in the preceding paragraph, the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Heritage litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the other remaining consolidated action, entered into a settlement agreement on April 4, 2013.

   Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

   Other Proceedings

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity from third parties or affiliated AIG entities to fund future claim obligations. In the event the parties providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2012, the Company has not incurred a loss and there has been no default by any of the parties included in the transactions. Management believes that based on the financial strength of the parties (mostly affiliates) involved

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all parties which the Company remains contingently liable amounted to $1,580,996 as of December 31, 2012. Also, as of December 31, 2012, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                   Licensed in
  Name of life insurer                          Location  Balances  New York
  --------------------                          --------- -------- -----------
  American General Life Insurance Company        Texas    $405,333      No
  BMO Life Assurance Company                     Canada    235,409      No
  The United States Life Insurance Company in
    the City of New York                        New York   878,872     Yes

   As part of its private equity portfolio investment, as of December 31, 2012 the Company may be called upon for an additional capital investment of up to $272,384. The Company expects only a small portion of this portfolio will be called during 2013.

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force. The Company has not been required to perform under any of the guarantees that it had issued.

   Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2012:

                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2012    @ 12/31/2012   12/31/2012  @12/31/2012
------------------                                 -------- ---------- ------------- --------------- ---------- --------------
21st Century Advantage Insurance Company
  (f/k/a AIG
Advantage Insurance Company )                   *  12/15/97   8/31/09  $      3,400   $     27,802     $  --     $    27,077
AIG Edison Life Insurance Company (f/k/a
  GE Edison Life Insurance Company)            **   8/29/03   3/31/11    22,892,930    101,513,918        --       5,058,696
Farmers Insurance Hawaii (f/k/a AIG Hawaii
  Insurance Company, Inc.)                      *   11/5/97   8/31/09        11,415         85,547        --          80,148
Chartis Seguros Mexico SA (f/k/a AIG
  Mexico Seguros Interamericana, S.A. de
  C.V.)                                            12/15/97                 206,231         94,087        --          84,123
American General Life and Accident
  Insurance Company                            +     3/3/03   9/30/10     8,269,324    146,599,363        --      11,514,485
American General Life Insurance Company              3/3/03  12/29/06    31,189,630    146,599,363        --      11,514,485
American International Assurance Company
  (Australia) Limited                               11/1/02  10/31/10       443,000      1,799,000        --         574,000
21st Century North America Insurance
  Company (f/k/a American International
  Insurance Company )                          *    11/5/97   8/31/09        37,068        543,538        --         517,343
21st Century Superior Insurance Company (f/
  k/a American International Insurance
  Company of California, Inc.)                 *   12/15/97   8/31/09           437         29,300        --          28,367
21st Century Pinnacle Insurance Company (f/
  k/a American International Insurance
  Company of New Jersey)                       *   12/15/97   8/31/09         8,834         41,478        --          39,781
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)       9/15/98  12/31/12     6,166,101      6,496,414        --       3,391,368
Chartis UK (f/k/a Landmark Insurance
  Company, Limited (UK))                       ++    3/2/98  11/30/07       298,948      6,541,439        --       2,156,437
Lloyd's Syndicate 1414 (Ascot Corporate
  Name)                                             1/20/05  10/31/07        75,263        664,518        --         124,860
SunAmerica Annuity and Life Assurance
  Company (Anchor National Life Insurance
  Company)                                     +     1/4/99  12/29/06    13,714,796    146,599,363        --      11,514,485
SunAmerica Life Insurance Company              +     1/4/99  12/29/06     8,610,638    146,599,363        --      11,514,485
The United States Life Insurance Company in
  the City of New York                               3/3/03   4/30/10     5,021,200     24,001,788        --       1,878,325
The Variable Annuity Life Insurance
  Company                                            3/3/03  12/29/06    45,889,138     70,109,962        --       4,235,520
                                                   --------  --------  ------------   ------------     -----     -----------
   Total guarantees                                                    $142,838,353   $798,346,243     $  --     $64,253,985
                                                                       ============   ============     =====     ===========

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.
** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential
   Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Edison merged into Gibraltar Life Insurance Co., Ltd.
   (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of September 30, 2012. Invested assets and policyholders' surplus disclosed represent the amount reported by GLIC as of September 30, 2012.
+ The guaranteed company merged into American General Life Insurance Company effective December 31, 2012. The policyholder obligations disclosed represent those of the guaranteed entity. Invested assets and policyholders' surplus disclosed represent the amount reported by American General Life Insurance Company as of December 31, 2012.
++ The guaranteed company merged into AIG Europe Limited (f/k/a Chartis Europe
   Limited) effective December 1, 2012. The policyholder obligations, invested assets and policyholder surplus disclosed represent those of the guaranteed entity as of November 30, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 12 - OTHER SIGNIFICANT MATTERS

A. OTHER ADMITTED ASSETS

   As of December 31, 2012 and 2011, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

          OTHER ADMITTED ASSETS                     2012       2011
          ---------------------                  ---------  ---------
          Allowance provision                    $(164,611) $(103,686)
          Deposit accounting assets                  3,842          3
          Gurananty funds receivable on deposit      8,538     10,011
          Intangible asset - Canada                (54,566)   (63,660)
          Loss funds on deposit                     50,904     51,722
          Paid loss clearing                       330,135    351,287
          Other assets                             106,645     75,247
                                                 ---------  ---------
             TOTAL OTHER ADMITTED ASSETS         $ 280,887  $ 320,924
                                                 =========  =========

B. GUARANTY FUNDS

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

   As of December 31, 2012 and 2011, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $179,271 and $138,076, respectively, with related assets for premium tax credits of $8,538 and $10,011, respectively. Of the amount accrued, the Company expects to pay approximately $105,807 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $64,918 in future periods. In addition, the Company anticipates it will realize $5,565 of premium tax offset credits and the associated liability in years two through five. The remaining $2,981 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2012 is set forth below:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges prior year-end                                $10,011
   Decreases current year:
      Guaranty fund refunds                                              330
      Premium tax offset applied                                       1,602
      Premium tax offset charge off                                      651
   Increases current year:
      Premium tax offset paid                                          1,110
                                                                     -------
   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges current year-end                              $ 8,538
                                                                     =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2012 and 2011, the Company had established an allowance for doubtful accounts of $164,611 and $103,686, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2012, 2011 and 2010, the Company recorded $57,047, $16,296 and $30,549, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


C. OTHER LIABILITIES

   As of December 31, 2012 and 2011, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                                    2012      2011
-----------------                                                                  --------  --------
Accounts payable                                                                   $ 48,757  $ 42,160
Accrued retrospective premiums                                                       49,630    64,482
Advance premiums                                                                      7,619     9,915
Amounts withheld or retained by company for account of others                         3,175     4,467
Deferred commission earnings                                                          7,849     4,161
Liability for pension and severance pay                                              18,308    20,276
Policyholder funds on deposit                                                        12,558     9,831
Remittances and items not allocated                                                  34,172    24,870
Retroactive reinsurance payable                                                          82       352
Retroactive reinsurance reserves - ceded                                             (5,592)     (899)
Servicing carrier liability                                                           5,699     6,929
Escrow funds (NICO)                                                                  22,748    25,693
Other legal contingencies                                                                --    52,613
Other liabilities, includes accrued expense account balances and certain accruals   192,224   124,200
                                                                                   --------  --------
   TOTAL OTHER LIABILITIES                                                         $397,229  $389,050
                                                                                   ========  ========

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of AIG Reinsureds. AIG PC reports the balances collected and due to NICO as Escrow funds.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. OTHER INCOME (EXPENSE)

   As of December 31, 2012 and 2011, other income (expense) as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

 OTHER INCOME (EXPENSE)                             2012      2011      2010
 ----------------------                           --------  --------  -------
 Other income                                     $ 43,336  $ 18,192  $45,490
 Fee income on deposit programs                      6,641     6,198    8,018
 Equities and deposits in pools and associations        39        --     (698)
 Interest expense on reinsurance program           (39,541)  (51,139)      --
 Foreign exchange gain (loss)                          225    (3,026)     (64)
                                                  --------  --------  -------
    TOTAL OTHER INCOME (EXPENSE)                  $ 10,700  $(29,775) $52,746
                                                  ========  ========  =======

E. NON-CASH ITEMS

   For the years ended December 31, 2012 and 2011, the amounts reported in the accompanying Statements of Cash Flow are net of the following non-cash items:

   NON-CASH TRANSACTIONS                      2012        2011        2010
   ---------------------                    --------  -----------  ----------
   DIVIDENDS TO PARENT:
      Securities                            $ 48,411  $    27,458  $       --
      Other                                   18,716           --          --
   Capital contribution to parent             54,250       61,758   1,947,275
   LOSS PORTFOLIO TRANSFER:
      Premiums collected                       8,083           --          --
      Benefit and loss related payments       58,384    1,092,875          --
      Funds held                             (66,467)  (1,092,875)         --
                                            --------  -----------  ----------
          TOTAL NON-CASH TRANSACTIONS       $121,377  $    89,216  $1,947,275
                                            ========  ===========  ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 13 - SUBSEQUENT EVENTS

Subsequent events have been considered through April 22, 2013 for the statutory statement issued on April 26, 2013.

Type I - Recognized Subsequent Events:

None.

Type II - Nonrecognized Subsequent Events:

On January 9, 2013 AIG announced that it has entered into a reinsurance transaction with Compass Re Ltd., which will provide $400,000 of peak-zone protection against U.S. hurricanes and earthquakes. To fund its potential obligations to AIG, Compass Re Ltd. issued a $400,000 catastrophe bond in a single tranche. The transaction closed on December 27, 2012 and provides AIG with fully collateralized coverage against the losses described above on a per-occurrence basis (under a reinsurance agreement related to the notes) through December 2014 using an index trigger with state-specific payment factors. With this transaction, AIG has sponsored $1,850,000 in catastrophe bonds over the past three years.

On February 20, 2013, the 2012 AIG Capital Maintenance Agreement (CMA) was amended to exclude net admitted DTAs from the calculation of TAC. As a result, effective February 20, 2013, the SMP decreased from 350 percent to 325 percent. On that same date, the CMA was amended to exclude net admitted DTAs from the calculation of TAC and the Individual Entity Minimum Percentage was reduced from 300 percent to 275 percent. Refer to Note 5 for additional information.

The Company paid dividends to AIG PC of $77,000 and $23,000 on March 19, 2013 and April 1, 2013, respectively. Both dividends were approved by its Board of Directors on March 8, 2013.

Effective May 31, 2013, the members and nominees of Chartis Overseas Association intend to terminate an old and put into place a new reinsurance structure that will result in certain Japan business currently assumed by the Association members to instead be assumed by National Union acting in its capacity as the lead member of the Admitted Pool. This will support AIG PC's efforts to reduce the business in American International Overseas, Ltd.; redirect reinsurance to the Admitted Pool companies in order to centralize and leverage capital; simplify AIG PC's intercompany reinsurance structure consistent with regulatory commitments.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)  Custodian Agreements.       Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (23)

     (2)  Form of Selling Group Agreement. (24)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of "Platinum Investor PLUS" Variable Universal Life Insurance Policy (Policy Form No. 02600). (22)

     (2) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (39)

     (3) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (39)

     (4)  Form of Accidental Death Benefit Rider, Form No. 82012. (38)

     (5) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (38)

     (6) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (38)

     (7) Form of Terminal Illness Accelerated Benefit Rider (Terminal Illness Rider), Form No. 91401. (38)

     (8)  Form of Waiver of Monthly Deduction Rider, Form No. 82001. (38)

(e)  Applications.

     (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (16)

     (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (16)

     (3) Specimen form of Supplemental Application, Form No. AGLC 100175-2002 Rev0504. (37)

     (4) Specimen form of Service Request Form, Form No. AGLC100182 Rev5113. (Filed herewith)

     (5)  Form of Assignment Form, Form No. AGLC0205 Rev0113. (57)

     (6) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0113. (57)

     (7)  Form of Name and Address Change Form, Form No. AGLC0222 Rev0113. (57)

     (8)  Form of Change of Ownership Form, Form No. AGLC0013 Rev0113. (57)

     (9)  Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0113. (57)

     (10) Specimen form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-2011 Rev0113. (57)

     (11) Specimen form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-2011 Rev0113. (57)

     (12) Form of Reinstatement Application for Life Insurance Form, Form No. AGLC 100440-2011 Rev0113. (57)

     (13) Form of In-Force Change Application Form, Form No. AGLC100386-2011 Rev0113. (57)

     (14) Form of Service Request Form, Form No. AGLC0107 Rev0113. (57)

     (15) Form of HIPPA Authorization - New Business and Inforce Operations, Form No. AGLC100633 Rev0113. (57)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective
            July 13, 1995. (4)

     (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (31)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (42)

     (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (42)

     (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (42)

     (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (42)

(h)  Participation Agreements.

      (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (5)

      (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (15)

      (1)(c) Form of Amendment Five to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (22)

      (1)(d) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American

                General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (27)

      (1)(e) Form of Amendment No. 14 to Participation Agreement by and among AIM Variable Insurance Funds, Invesco Aim Distributors, Inc., American General Life Insurance Company and American General Equity Services Corporation, effective
                April 30, 2010. (53)

      (2)(a) Form Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (25)

      (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (13)

      (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and American General Life Insurance Company and American Century Investment Management, Inc. (26)

      (4)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (5)

      (4)(b) Amendment to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (6)

      (4)(c) Form of Amendment Two to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated September 1, 1999. (28)

      (4)(d) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated October 31, 2003. (28)

      (4)(e) Form of Fourth Amendment to Fund Participation Agreement dated June 1, 1998 between American General Life Insurance Company, each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc., and Dreyfus Investment Portfolios effective as of October 1, 2007. (45)

      (5)(a) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated
                April 27, 2012. (57)

      (6)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (14)

      (6)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of March 31, 2006. (35)

      (6)(c) Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (48)

      (7)(a) Form of Fund Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (43)

      (8)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (17)

      (8)(b) Form of Amendment No. 2 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (22)

      (9)(a) Form of Fund Participation Agreement by and among American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009. (51)

      (9)(b) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (26)

      (10)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (5)

      (10)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (17)

      (10)(c) Form of Amendment Seven to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (22)

      (10)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (42)

      (11)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (7)

      (11)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (9)

      (11)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (15)

      (11)(d) Form of Amendment Nine to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (22)

      (11)(e) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (29)

      (11)(f) Form of Amendment Eleven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller

                Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (21)

      (12)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (13)

      (12)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (13)

      (12)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (41)

      (13)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (19)

      (13)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (34)

      (14)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (17)

      (14)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (34)

      (14)(c) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (55)

      (15)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (14)

      (15)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (34)

      (15)(c) Form of Amendment No. 4 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (48)

      (16)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (5)

      (16)(b) Form of Amendment No. 3 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp. and American General Life Insurance Company dated October 1, 2007. (48)

      (17)(a) Form of Participation Agreement by and among American General Life Insurance Company and SunAmerica Series Trust. (18)

      (17)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (26)

      (17)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (21)

      (18)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (7)

      (18)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (6)

      (18)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (15)

      (18)(d) Form of Amendment Eight to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (22)

      (19)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (17)

      (19)(b) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (26)

      (20)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (8)

      (20)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (6)

      (20)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

      (20)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (15)

      (20)(e) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (21)

      (20)(f) Form of Amendment Ninth to Participation Agreement by and between The Variable Annuity Life Insurance Company, AIG Retirement Company I (formerly VALIC Company I), American General Equity Services Corporation and American General Life Insurance Company. (52)

      (20)(g) Form of Amendment Eleventh to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I (formerly AIG Retirement Company I) and the The Variable Annuity Life Insurance Company effective as of May 1, 2009. (51)

      (20)(h) Form of Twelfth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (53)

      (21)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (4)

      (22)(a) Form of Amended and Restated Administrative Services Agreement dated as of April 1, 2004, between American General Life Insurance Company and AIM Advisors, Inc. (26)

      (23)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (25)

      (24)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (3)

      (24)(b) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (3)

      (24)(c) Form of Agreement Addendum between American General Life Insurance Company and The Dreyfus Corporation dated November 17, 1999. (28)

      (24)(d) Form of Amendment Two to Administrative Services Agreement between American General Life Insurance Company and The Dreyfus Corporation, dated January 3, 2000. (28)

      (24)(e) Form of Amendment No. 3 to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of October 1, 2007. (45)

      (25)(a) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (58)

      (26)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (17)

      (27)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (10)

      (27)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (20)

      (27)(c) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of July 30, 2004. (14)

      (27)(d) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC. (22)

      (28)(a) Form of Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (43)

      (29)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (17)

      (30)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (12)

      (30)(b) Form of Amendment One to Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (21)

      (31)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (13)

      (31)(b) Form of Amendment to Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (21)

      (32)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (19)

      (32)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (34)

      (33)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (17)

      (33)(b) Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (49)

      (34)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (17)

      (35)(a) Form of Marketing and Administrative Services Support Agreement between American General Life Insurance Company and Putnam Retail Management Limited Partnership. (35)

      (36)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (18)

      (37)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (19)

      (37)(b) Form of Amendment Two to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated May 14, 2002. (30)

      (38)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (42)

      (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (42)

      (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company.
                (42)

      (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and American General Life Insurance Company. (42)

      (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (42)

      (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company. (42)

      (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and American General Life Insurance Company. (44)

      (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (42)

      (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and American General Life Insurance Company. (51)

      (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (42)

      (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (42)

      (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (42)

      (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (42)

      (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (42)

      (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (42)

      (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (42)

      (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American General Life Insurance Company. (42)

      (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American General Life Insurance Company. (42)

      (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (42)

      (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (42)

(i)  Administrative Contracts.

     (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance
            Company. (11)

     (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (11)

     (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (11)

     (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (11)

     (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (11)

     (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (11)

     (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (26)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (31)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (38)

     (3) Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (53)

(k)  Legal Opinions.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (22)

     (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (32)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of American General Life Insurance Company's actuary. (22)

(m)  Calculation.     None

(n)  Other Opinions.

     (1)    Consents. (Filed herewith)

(o)  Omitted Financial Statements.     None

(p)  Initial Capital Agreements.     None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2013. (57)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (59)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (57)

     (1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

     (2)    Incorporated by reference to initial filing of Form N-4
            Registration Statement (File No. 033-43390) of American General
            Life Insurance Company Separate Account D filed on October 16, 1991.

     (3)    Incorporated by reference to initial filing of Form N-4
            Registration Statement (File No. 333-70667) of American General
            Life Insurance Company Separate Account D filed on January 15, 1999.

     (4) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

     (5) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

     (6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

     (7) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on
            April 30, 1997.

     (8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

     (9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

     (10) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

     (11) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

     (12) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on
            April 12, 2000.

     (13) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

     (14) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

     (15) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

     (16) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

     (17) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

     (18) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

     (19) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

     (20) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

     (21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

     (22) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

     (23) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

     (24) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

     (25) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

     (26) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on
            May 2, 2005.

     (27) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

     (28) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on June 10, 2004.

     (29) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

     (30) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

     (31) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

     (32) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on October 24, 2005.

     (33) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on March 31, 2006.

     (34) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

     (35) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

     (36) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

     (37) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

     (38) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

     (39) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.

     (40) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

     (41) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

     (42) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on
            May 1, 2007.

     (43) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on December 19, 2003.

     (44) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

     (45) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

     (46) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 22, 2007.

     (47) Incorporated by reference to Post--Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2008.

     (48) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.

     (49) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on
            May 1, 2009.

     (50) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2008.

     (51) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on
            May 3, 2010.

     (52) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on August 28, 2008.

     (53) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on
            May 2, 2011.

     (54) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on
            May 2, 2011.

     (55) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on
            April 30, 2012.

     (56) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on
            April 30, 2012.

     (57) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on
            April 30, 2013.

     (58) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on December 31, 2012.

     (59) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR

    Jay S. Wintrob (2)            Director, Chairman, President and Chief Executive Officer
    Bruce R. Abrams               Director and President - Fixed Annuities
    Thomas J. Diemer              Director, Senior Vice President and Chief Risk Officer
    Jeffrey M. Farber (5)         Director
    Mary Jane B. Fortin           Director, Executive Vice President and Chief Financial Officer
    Deborah A. Gero (2)           Director, Senior Vice President and Chief Investment Officer
    Jana W. Greer (3)             Director and President - Retirement Income Solutions
    Stephen A. Maginn (3)         Director, Senior Vice President and Chief Distribution Officer
    James A. Mallon               Director and President - Life and Accident & Health
    Jonathan J. Novak (2)         Director and President - Institutional Markets
    Curtis W. Olson (1)           Director and President - Group Benefits
    Robert M. Beuerlein           Senior Vice President and Chief and Appointed Actuary
    Randall W. Epright            Senior Vice President and Chief Information Officer
    Christine A. Nixon (2)        Senior Vice President and Chief Legal Officer
    Tim W. Still                  Senior Vice President and Chief Operations Officer
    Steven D. Anderson            Vice President and Controller
    Jim A. Coppedge               Vice President and Assistant Secretary
    Julie Cotton Hearne           Vice President and Secretary
    David H. den Boer             Vice President and Chief Compliance Officer
    John B. Deremo                Vice President, Distribution
    William T. Devanney, Jr.      Vice President and Tax Officer
    Gavin D. Friedman (2)         Vice President and Litigation Officer
    Leo W. Grace                  Vice President, Product Filings

    Tracy E. Harris            Vice President, Product Filings
    Mallary L. Reznik (2)      Vice President and Assistant Secretary
    T. Clay Spires             Vice President and Tax Officer
    Michael E. Treske          Vice President, Distribution
    William C. Wolfe           Vice President and Treasurer
    Manda Ghaferi (2)          Vice President
    David S. Jorgensen         Vice President
    Melissa H. Cozart          Privacy Officer
    Craig M. Long              Anti-Money Laundering and Office of Foreign Asset Control Officer
    David J. Kumatz (4)        Assistant Secretary
    Virginia N. Puzon (2)      Assistant Secretary
    Larry E. Blews             38a-1 Compliance Officer

    (1)   3600 Route 66, Neptune, NJ 07753
    (2)   1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
    (3)   21650 Oxnard Street, Woodland Hills, CA 91367
    (4)   200 American General Way, Brentwood, TN 37027
    (5)   1 New York Plaza, New York, NY 10004

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-13-001390, filed
February 21, 2013. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VUL
Separate Account VUL-2
Separate Account I
Separate Account II

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

(b) Management.

The following information is provided for each director and officer of the principal underwriter. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS    AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------   --------------------------------------------

Mary Jane B. Fortin  Director and Chairman
Erik A. Baden        Director
John Gatesman        Director, President and Chief Executive Officer
Kyle L. Jennings     Executive Vice President, General Counsel and Secretary
Thomas Clay Spires   Vice President and Tax Officer
Larry Blews          Vice President and Chief Compliance Officer
Lauren W. Jones      Chief Counsel - Business Lines and Assistant Secretary

NAME AND PRINCIPAL  POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS    AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------  --------------------------------------------
John J. Reiner      Treasurer and Controller
Barbara J. Moore    Assistant Tax Officer
Becky Strom         Vice President, Chief Privacy Officer and Anti-Money Laundering Officer

(c) Compensation From the Registrant.

NAME OF PRINCIPAL  NET UNDERWRITING  COMPENSATION ON EVENTS       BROKERAGE    OTHER
UNDERWRITER        DISCOUNTS AND     OCCASIONING THE DEDUCTION    COMMISSIONS  COMPENSATION
                   COMMISSIONS       OF A DEFERRED SALES LOAD
American General          0                       0                    0            0
Equity Services
Corporation

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES     Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2013.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VL-R
                                        (Registrant)

                                   BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)

                                   BY:  MARY JANE B. FORTIN
                                        -------------------
                                        MARY JANE B. FORTIN
                                        EXECUTIVE VICE PRESIDENT AND
                                              CHIEF FINANCIAL OFFICER

                                    AGL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.


SIGNATURE                             TITLE                  DATE
---------                             -----                  ----

*JAY S. WINTROB       Director, Chairman, President and
---------------       Chief Executive Officer
JAY S. WINTROB                                               April 29, 2013

*BRUCE R. ABRAMS      Director and President - Fixed
----------------      Annuities
BRUCE R. ABRAMS                                              April 29, 2013

*THOMAS J. DIEMER     Director, Senior Vice President and
-----------------     Chief Risk Officer
THOMAS J. DIEMER                                             April 29, 2013

*JEFFREY M. FARBER    Director
------------------
JEFFREY M. FARBER                                            April 29, 2013

MARY JANE B. FORTIN   Director, Executive Vice President
-------------------   and Chief Financial Officer
*MARY JANE B. FORTIN                                         April 29, 2013

----------------      Director, Senior Vice President
DEBORAH A. GERO       and Chief Investment Officer           April   , 2013

*JANA W. GREER        Director and President - Retirement
--------------        Income Solutions
JANA W. GREER                                                April 29, 2013

*STEPHEN A. MAGINN    Director, Senior Vice President and
------------------    Chief Distribution Officer
STEPHEN A. MAGINN                                            April 29, 2013

*JAMES A. MALLON      Director and President - Life and
----------------      Accident & Health
JAMES A. MALLON                                              April 29, 2013

*JONATHAN J. NOVAK    Director and President - Institutional
------------------    Markets
JONATHAN J. NOVAK                                            April 29, 2013

*CURTIS W. OLSON      Director and President - Group
----------------      Benefits
CURTIS W. OLSON                                              April 29, 2013

*STEVEN D. ANDERSON   Vice President and Controller
-------------------
STEVEN D. ANDERSON                                           April 29, 2013

JENNIFER POWELL       Attorney-In-Fact
---------------
*JENNIFER POWELL                                             April 29, 2013


                                    AGL - 2

                                                                      333-82982
                                                                      811-08561

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2013.

                                             AMERICAN HOME ASSURANCE COMPANY

                                             BY:  KATHLEEN T. CARBONE
                                                  -------------------
                                                  KATHLEEN T. CARBONE
                                                  STATUTORY CONTROLLER
                                                    AND VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                     Title              Date
---------                                     -----              ----

*RICHARD HOSKINS                  Director and
----------------                  Chief Financial Officer
RICHARD HOSKINS                                                  April 29, 2013

*ALEXANDER R. BAUGH               Director
-------------------
ALEXANDER R. BAUGH                                               April 29, 2013

*JAMES BRACKEN                    Director
--------------
JAMES BRACKEN                                                    April 29, 2013

*JOHN Q. DOYLE                    Director, President and
--------------                    Chief Executive Officer
JOHN Q. DOYLE                                                    April 29, 2013

*PETER D. HANCOCK                 Director
-----------------
PETER D. HANCOCK                                                 April 29, 2013

*DAVID L.HERZOG                   Director
---------------
DAVID L.HERZOG                                                   April 29, 2013

*MONIKA M. MACHON                 Director
-----------------
MONIKA M. MACHON                                                 April 29, 2013

*RALPH W. MUCERINO                Director
------------------
RALPH W. MUCERINO                                                April 29, 2013

*SID SANKARAN                     Director
-------------
SID SANKARAN                                                     April 29, 2013

*CHRISTOPHER L. SPARRO            Director
----------------------
CHRISTOPHER L. SPARRO                                            April 29, 2013

*MARK T. WILLIS                   Director
---------------
MARK T. WILLIS                                                   April 29, 2013



* BY:  KATHLEEN T. CARBONE
       -------------------
       KATHLEEN T. CARBONE
       ATTORNEY-IN-FACT
       (Exhibit (r)(1) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS


       (e)(4)   Specimen form of Service Request Form, Form No. AGLC100182 Rev5113.

       (n)(1)   Consents.


                                      E-1